UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

All-Cap Energy & Resources Portfolio

Asset Allocation Portfolio

Aurora Portfolio

Capital Appreciation Portfolio

Energy & Resources Portfolio

Global Opportunities Portfolio

Health Sciences Opportunities Portfolio

International Opportunities Portfolio

Mid-Cap Growth Equity Portfolio

Mid-Cap Value Equity Portfolio

Science & Technology Opportunities Portfolio

Small Cap Core Equity Portfolio

Small Cap Growth Equity Portfolio

Small/Mid-Cap Growth Portfolio

U.S. Opportunities Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock Funds, 55 East 52nd Street, New York, NY 10055.

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2010

Date of reporting period: 03/31/2010

Item 1	–	Report to Stockholders

BlackRock FundsSM

SEMI-ANNUAL REPORT | MARCH 31, 2010 (UNAUDITED)

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Aurora Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Energy & Resources Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK FUNDS	MARCH 31, 2010

Dear Shareholder

The past year has seen a remarkable turnaround from the conditions that plagued the global economy and financial markets in 2008 through early 2009. In our opinion, the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus. From that point, the global economy has moved into recovery mode and, we believe, is getting ready to start transitioning into an expansion.

Global equity markets bottomed in early 2009 and since that time have soared dramatically higher as investors were lured back into the markets by depressed valuations, desire for higher yields and increasing confidence that all-out financial disaster had been averted. There have been several corrections along the way and volatility levels have remained elevated — reflections of mixed economic data, lingering deflation issues (especially in Europe) and concerns over the future direction of interest rates. On balance, however, strong corporate earnings and a positive macro backdrop have helped keep the equity bull market intact. From a geographic perspective, US equities have generally outpaced their international counterparts in recent months, as the domestic economic recovery has been more pronounced.

Within fixed income markets, improving economic conditions, concerns over the US deficit and a lack of demand at recent Treasury auctions have recently conspired to push Treasury yields higher (and prices correspondingly lower). In this environment, Treasuries have dramatically underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds outperformed taxable sectors over the twelve-month period thanks to continued high demand levels, but have struggled in recent months against a weak fundamental backdrop marked by ongoing state and local budget problems. As in the taxable arena, high yield municipals have been outperforming the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of March 31, 2010	6-month	12-month
US equities (S&P 500 Index)	11.75%	49.77%
Small cap US equities (Russell 2000 Index)	13.07	62.76
International equities (MSCI Europe, Australasia, Far East Index)	3.06	54.44
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.17
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(2.62)	(6.30)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.99	7.69
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	0.28	9.69
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.97	55.64

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Global financial markets continue to show signs of improvement, but questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2010	BlackRock All-Cap Energy & Resources Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

During the six-month period, the Fund outperformed its custom blended benchmark, which is comprised 70% of the Wilshire 5000 Modified Energy Cap Weighted Index and 30% of the MSCI All-Country World Energy Index, but underperformed the broad-market S&P 500 Index. The following discussion of relative performance pertains to the Fund’s custom blended benchmark.

What factors influenced performance?

•

Coal stocks have been an area of leadership within energy over the past couple of quarters. Pricing in Asia strengthened substantially – especially for metallurgical coal – due to strong coal demand. Accordingly, stocks with metallurgical exposure, such as Massey Energy Co., have been strong performers. On the whole, the Fund’s overweight allocation to coal and our strong stock selection within the segment powered both absolute and relative returns during the reporting period. Additionally, our modest overweight exposure to the diversified metals/ mining complex generated positive relative returns, as demand for industrial metals improved during the six months.

•

Conversely, the Fund’s gold allocation hurt relative returns. The segment had been strong on US dollar (USD) weakness, but the USD experienced a countertrend rally during the period, and gold prices and gold producers suffered. In particular, Agnico-Eagle Mines Ltd. declined more than 16%. Additionally, the Fund’s long-standing underweight in the oil and gas storage and transportation segment hurt relative returns.

Describe recent portfolio activity.

•

Natural gas prices have lagged the rally in the majority of natural resources. As a result, we selectively added to certain gas producers late in the reporting period. We are emphasizing shale gas producers, as we believe they represent good value at current prices, with significant upside due to strong production growth and the eventual recovery of gas prices.

Describe Fund positioning at period end.

•

At period end, we continue to be aggressively positioned, with a preference for coal and oil and gas exploration and production stocks. In the current environment, the equities across the energy complex are discounting long-term commodity price expectations far below what we expect given reasonable worldwide economic growth.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Massey Energy Co.	5%
CONSOL Energy, Inc.	4
Whiting Petroleum Corp.	4
Occidental Petroleum Corp.	3
Apache Corp.	3
EOG Resources, Inc.	3
Core Laboratories NV	3
FMC Technologies, Inc.	3
Peabody Energy Corp.	3
Penn West Energy Trust	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	66%
Energy Equipment & Services	18
Metals & Mining	9
Gas Utilities	4
Chemicals	3

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

4	BLACKROCK FUNDS	MARCH 31, 2010

BlackRock All-Cap Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

3	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	The Wilshire 5000 Modified Energy Cap Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index which have been market capitalization weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

5	The MSCI All-Country World Energy Index is comprised of the energy sector constituents of the MSCI All-Country World Index, a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

6	Commencement of operations.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[7]
		1 Year		5 Year		Since Inception[8]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	10.51%	66.10%	N/A	11.63%	N/A	11.48%	N/A
Service	10.29	65.44	N/A	11.18	N/A	11.04	N/A
Investor A	10.26	65.39	56.75%	11.17	9.97%	11.03	9.87%
Investor B	9.88	64.27	59.77	10.38	10.11	10.21	10.08
Investor C	9.87	64.19	63.19	10.36	10.36	10.24	10.24
S&P 500 Index	11.75	49.77	N/A	1.92	N/A	1.42	N/A
70% Wilshire 5000 Modified Energy Cap Weighted Index / 30% MSCI All-Country World Energy Index	8.66	56.31	N/A	9.36	N/A	9.89	N/A

7	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

8	The Fund commenced operations on February 16, 2005.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[10]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[9]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[9]
Institutional	$1,000	$1,105.10	$4.88	$1,000	$1,020.29	$4.68
Service	$1,000	$1,102.90	$7.03	$1,000	$1,018.25	$6.74
Investor A	$1,000	$1,102.60	$7.02	$1,000	$1,018.25	$6.74
Investor B	$1,000	$1,098.80	$10.99	$1,000	$1,014.46	$10.55
Investor C	$1,000	$1,098.70	$10.88	$1,000	$1,014.56	$10.45

9	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.93% for Institutional, 1.34% for Service, 1.34% for Investor A, 2.10% for Investor B and 2.08% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

10	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2010	5

Fund Summary as of March 31, 2010	BlackRock Aurora Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund generated strong results for the six-month period, but underperformed its benchmark, Russell 2500 Value Index.

What factors influenced performance?

•

Positive stock selection in the health care sector, particularly among health care providers, pharmaceutical makers and health care equipment manufacturers, boosted Fund performance for the period. Notable individual contributors included respiratory therapy provider Lincare Holdings, Inc. and Lifepoint Hospitals, Inc. Strong overall selection in the energy sector also added value, even though natural gas related holdings slumped in conjunction with falling gas prices. In the more defensive utilities sector, an underweight in independent power producers and stock selection among water utilities contributed to results. An underweight in the financials sector and strong performance from the Fund’s metals and mining holdings also benefited performance comparisons.

•

In contrast, poor relative returns from the Fund’s holdings in the industrials sector hampered performance. In particular, prison operator Corrections Corp. of America and Mueller Water Products, Inc. - Class A stumbled, weighing on overall results. Consumer discretionary stocks rallied during the period on a pickup in consumer spending levels and increasing optimism around the broader economic outlook. Although the Fund’s consumer discretionary holdings produced strong absolute returns, they trailed their benchmark counterparts. Weakness was most pronounced among restaurants and gaming-related names. Lottery ticket maker Scientific Games Corp. - Class A was a notable individual detractor as shares slid in response to disappointing quarterly earnings. Lastly, the Fund’s cash position had a negative impact on performance, given the strong upward move in stock prices during the period.

Describe recent portfolio activity.

•

During the six months, we reduced an underweight in the financials sector by adding positions in the capital markets, thrifts and mortgage finance and insurance sub-sectors. In utilities, we added several electric utilities names, including Northeast Utilities and NV Energy, Inc. Conversely, we pared an overweight in information technology by selling electronic equipment, instruments and components and semiconductor-related names, such as Tech Data Corp. and Fairchild Semiconductor International, Inc. Similarly, we reduced our weighting in consumer discretionary, closing positions in leisure products manufacturer Hasbro, Inc. and apparel retailer Guess?, Inc.

Describe Fund positioning at period end.

•

At period end, the Fund continued to maintain a pro-cyclical bias, with overweights in the consumer discretionary, industrials and information technology sectors, and underweights in financials and utilities. While we continue to believe recovery is underway, the road ahead will likely be bumpy. We remain focused on identifying attractively-valued stocks of companies that have rationalized their cost structure, but have the opportunity to increase revenues and maximize operating leverage in a slow-growth environment. We also expect merger and acquisition activity to accelerate this year, which could provide an additional catalyst for stock prices among small- to mid-capitalization companies.

•

On February 23, 2010, the Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby BlackRock Mid-Cap Value Equity Portfolio of BlackRock FundsSM will acquire substantially all of the assets and assume certain stated liabilities of the Fund in exchange for newly issued shares of BlackRock Mid-Cap Value Equity Portfolio.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Arbitron, Inc.	2%
PHH Corp.	2
Donaldson Co., Inc.	2
Alpha Natural Resources, Inc.	2
CVB Financial Corp.	1
Lincare Holdings, Inc.	1
Corrections Corp. of America	1
TreeHouse Foods, Inc.	1
Affiliated Managers Group, Inc.	1
Cablevision Systems Corp. - Class A	1

Sector Allocation	Percent of Long-Term Investments
Financials	28%
Consumer Discretionary	16
Industrials	15
Information Technology	12
Materials	6
Health Care	6
Energy	6
Utilities	5
Consumer Staples	5
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2010

BlackRock Aurora Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Fund invests at least 80% of its total assets in small- and mid-capitalization common and preferred stocks and securities convertible into common and preferred stocks.

3	An index composed of the Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	13.68%	44.60%	N/A	(1.37)%	N/A	6.19%	N/A
Investor A	13.45	44.02	36.45%	(1.74)	(2.79)%	5.81	5.24%
Investor B	13.00	42.94	38.44	(2.49)	(2.65)	5.20	5.20
Investor C	13.08	42.93	41.93	(2.47)	(2.47)	5.04	5.04
Class R	13.30	43.61	N/A	(1.90)	N/A	5.60	N/A
Russell 2500 Value Index	14.66	67.17	N/A	3.14	N/A	8.67	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]
Institutional	$1,000	$1,136.80	$5.75	$1,000	$1,019.55	$5.44
Investor A	$1,000	$1,134.50	$7.88	$1,000	$1,017.55	$7.44
Investor B	$1,000	$1,130.00	$12.00	$1,000	$1,013.66	$11.35
Investor C	$1,000	$1,130.80	$12.01	$1,000	$1,013.66	$11.35
Class R	$1,000	$1,133.00	$8.77	$1,000	$1,016.70	$8.30

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.08% for Institutional, 1.48% for Investor A, 2.26% for Investor B, 2.26% for Investor C and 1.65% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2010	7

Fund Summary as of March 31, 2010	BlackRock Capital Appreciation Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund generated strong returns for the six-month period, but underperformed its benchmark, Russell 1000 Growth Index.

What factors influenced performance?

•

Stock selection in the industrials sector provided the greatest contribution to the Fund’s relative performance during the reporting period. Within the sector, the Fund’s significant investment in transportation-related companies accounted for the outperformance. Delta Air Lines, Inc. and truck engine manufacturer Cummins, Inc. both surged higher, as the companies continue to experience strong industry growth cycles.

•	Sector allocation also added value during the period, due to modest overweights in the industrials and consumer discretionary sectors and an underweight exposure to the declining utilities sector.

•

Despite positive results in the health care providers and services industry, the health care sector detracted significantly from the Fund’s relative returns. Stock-specific fundamental disappointments at Boston Scientific Corp. and Genzyme Corp. accounted for much of the weakness.

•

Stock selection in information technology detracted, as poor performance in the communications equipment industry overshadowed stock selection success in several other industries. In communications equipment, competition in the smartphone market produced underperformance at both wireless chip manufacturer QUALCOMM, Inc. and smartphone maker Palm, Inc.

•	Stock selection in the financials and energy sectors also detracted, to a lesser degree.

Describe recent portfolio activity.

•

The Fund’s sector allocation remained quite stable during the six months. Allocations to the industrials and consumer discretionary sectors increased modestly, while the investment in the energy and financials sectors declined.

Describe Fund positioning at period end.

•

At period end, our largest overweights relative to the Russell 1000 Growth Index were in the consumer discretionary and industrials sectors, while our most substantial underweight was in consumer staples.

•

On February 9, 2010, the Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby BlackRock Fundamental Growth Fund, Inc. will acquire substantially all of the assets and assume certain stated liabilities of the Fund in exchange for newly issued shares of BlackRock Fundamental Growth Fund, Inc.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	5%
Microsoft Corp.	5
Google, Inc. - Class A	4
Hewlett-Packard Co.	3
The Procter & Gamble Co.	3
Amazon.com, Inc.	3
Danaher Corp.	3
The Coca-Cola Co.	2
Delta Air Lines, Inc.	2
Abbott Laboratories	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	34%
Health Care	16
Consumer Discretionary	14
Industrials	13
Consumer Staples	11
Financials	4
Energy	4
Materials	3
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	MARCH 31, 2010

BlackRock Capital Appreciation Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Fund invests at least 80% of total assets in common and preferred stock and securities convertible into common and preferred stock of mid- and large-size companies.

3	An index composed of those Russell 1000 securities with greater-than-average growth orientation, generally having higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	10.85%	45.77%	N/A	4.82%	N/A	0.03%	N/A
Investor A	10.59	45.07	37.43%	4.35	3.24%	(0.40)	(0.93)%
Investor B	10.10	43.71	39.21	3.51	3.16	(0.99)	(0.99)
Investor C	10.19	44.13	43.13	3.66	3.66	(1.08)	(1.08)
Russell 1000 Growth Index	12.96	49.75	N/A	3.42	N/A	(4.21)	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]
Institutional	$1,000	$1,108.50	$3.78	$1,000	$1,021.34	$3.63
Investor A	$1,000	$1,105.90	$6.09	$1,000	$1,019.15	$5.84
Investor B	$1,000	$1,101.00	$11.16	$1,000	$1,014.31	$10.70
Investor C	$1,000	$1,101.90	$9.90	$1,000	$1,015.51	$9.50

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.72% for Institutional, 1.16% for Investor A, 2.13% for Investor B and 1.89% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2010	9

Fund Summary as of March 31, 2010	BlackRock Energy & Resources Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

During the six-month period, the Fund’s Institutional Shares performed in line with its custom benchmark, the Wilshire 5000 Modified Energy Equal Weighted Index, while Investor A, Investor B and Investor C Shares underperformed the index. Meanwhile, the Fund outperformed the broad-market S&P 500 Index. The following discussion of relative performance pertains to the Fund’s custom benchmark.

What factors influenced performance?

•

Coal stocks have been an area of leadership within energy over the past couple of quarters. Pricing in Asia strengthened substantially – especially for metallurgical coal – due to strong coal demand; accordingly, stocks with metallurgical exposure, such as Massey Energy Co., have been strong performers. Notably, shares of Massey Energy Co. rose more than 85% during the six months. On the whole, our overweight allocation to coal and our strong stock selection within the segment powered both absolute and relative returns during the reporting period.

•

Conversely, the Fund’s long-standing underweight in the oil and gas storage and transportation segment hurt relative returns. Our focus on natural gas shale producers also hurt relative performance, as natural gas prices significantly lagged other energy commodities during the period. Nevertheless, natural gas prices are notoriously volatile, and we feel that they cannot go much lower than current pricing at around $4/Mcf (one thousand cubic feet).

Describe recent portfolio activity.

•

Sub-industry exposures relative to the custom benchmark have been unchanged for quite some time, thus, turnover is very low. We did take some profits in the metals segment and directed the sales proceeds to areas within energy that we continue to find attractive, such as coal and exploration and production stocks.

Describe Fund positioning at period end.

•

At period end, we continue to be aggressively positioned, with a preference for coal and oil and gas exploration and production stocks. In the current environment, the equities across the energy complex are discounting long-term commodity price expectations far below what we expect given reasonable worldwide economic growth.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Massey Energy Co.	9%
Southwestern Energy Co.	4
CONSOL Energy, Inc.	4
Plains Exploration & Production Co.	4
Petrohawk Energy Corp.	4
Peabody Energy Corp.	4
Alpha Natural Resources, Inc.	4
Penn Virginia Corp.	4
Newfield Exploration Co.	3
Chesapeake Energy Corp.	3

Industry Allocation	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	83%
Metals & Mining	11
Energy Equipment & Services	4
Gas Utilities	2

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

10	BLACKROCK FUNDS	MARCH 31, 2010

BlackRock Energy & Resources Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Fund invests at least 80% of its total assets in securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities).

3	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	The Wilshire 5000 Modified Energy Equal Weighted Index is a customized index comprised of the energy sector constituents of the Wilshire 5000 (Full Cap) Index which have been equally weighted and the six largest securities and all securities that have a percentage market value below 0.01% have been removed.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	13.71%	91.43%	N/A	10.32%	N/A	22.02%	N/A
Investor A	13.50	90.74	80.68%	9.98	8.80%	21.59	20.93%
Investor B	13.03	89.21	84.71	9.16	9.02	20.92	20.92
Investor C	13.06	89.26	88.26	9.19	9.19	20.76	20.76
S&P 500 Index	11.75	49.77	N/A	1.92	N/A	(0.65)	N/A
Wilshire 5000 Modified Energy Equal Weighted Index	13.68	91.89	N/A	9.93	N/A	16.07	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]
Institutional	$1,000	$1,137.10	$4.96	$1,000	$1,020.29	$4.68
Investor A	$1,000	$1,135.00	$7.13	$1,000	$1,018.25	$6.74
Investor B	$1,000	$1,130.30	$11.10	$1,000	$1,014.51	$10.50
Investor C	$1,000	$1,130.60	$10.84	$1,000	$1,014.76	$10.25

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.93% for Institutional, 1.34% for Investor A, 2.09% Investor B and 2.04% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2010	11

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available for purchase through exchanges, dividend reinvestment or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to October 2, 2006, BlackRock Aurora Portfolio’s Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Each Fund other than BlackRock Capital Appreciation Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for BlackRock Aurora, BlackRock Capital Appreciation and BlackRock Energy & Resources Portfolios for the periods prior to January 31, 2005 is based on performance of certain former State Street Research mutual funds that reorganized with the Funds on that date.

The Funds’ investment advisor waived or reimbursed a portion of each Fund’s expenses. Without such waiver and reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

12	BLACKROCK FUNDS	MARCH 31, 2010

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2009 and held through March 31, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including foreign currency exchange contracts, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of counterparty to the transaction or illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	13

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Chemicals — 2.5%
Potash Corp. of Saskatchewan, Inc.	154,100	$18,391,835
Energy Equipment & Services — 18.3%
Calfrac Well Services Ltd.	55,100	1,150,120
Cameron International Corp. (a)	243,230	10,424,838
Core Laboratories NV	170,050	22,242,540
FMC Technologies, Inc. (a)(b)	335,290	21,669,793
Halliburton Co.	625,100	18,834,263
Key Energy Services, Inc. (a)	718,300	6,859,765
Noble Corp. (a)	191,110	7,992,220
Schlumberger Ltd. (b)	249,180	15,812,963
Smith International, Inc.	187,740	8,039,027
Technip SA	76,200	6,185,467
Transocean Ltd. (a)	130,240	11,250,131
Trican Well Service Ltd.	297,300	3,846,327

		134,307,454

Gas Utilities — 4.1%
EQT Corp.	401,510	16,461,910
Questar Corp.	310,730	13,423,536

		29,885,446

Metals & Mining — 9.2%
Agnico-Eagle Mines Ltd. (b)	168,690	9,390,972
BHP Billiton Ltd. - ADR (b)	191,110	15,349,955
Eldorado Gold Corp. (a)	652,120	7,916,743
Goldcorp, Inc.	411,052	15,299,356
Silver Wheaton Corp. (a)	1,220,824	19,142,520

		67,099,546

Oil, Gas & Consumable Fuels — 65.1%
Alpha Natural Resources, Inc. (a)	198,100	9,883,209
Apache Corp.	240,930	24,454,395
Arch Coal, Inc.	381,100	8,708,135
Cabot Oil & Gas Corp.	236,300	8,695,840
Cameco Corp.	82,770	2,268,726
Cenovus Energy, Inc.	267,660	7,015,369
CONSOL Energy, Inc.	602,830	25,716,728
Crescent Point Energy Corp.	423,470	16,248,339
Denbury Resources, Inc. (a)	843,890	14,236,424
EnCana Corp. (b)	267,660	8,305,490
EOG Resources, Inc. (b)	260,470	24,208,082
Forest Oil Corp. (a)	365,190	9,429,206
Galleon Energy, Inc. - Class A (a)	776,694	5,268,962
Gasco Energy, Inc. (a)	1,596,500	510,880
Hess Corp.	145,370	9,092,893
Hugoton Royalty Trust	1	17
Massey Energy Co.	713,739	37,321,412
Newfield Exploration Co. (a)	349,000	18,165,450
Noble Energy, Inc.	198,600	14,497,800
Occidental Petroleum Corp. (b)	294,050	24,858,987
OGX Petroleo e Gas Participacoes SA	1,600,000	14,971,181
Oil, Gas & Consumable Fuels (concluded)
Patriot Coal Corp. (a)	67,116	1,373,193
Peabody Energy Corp.	467,790	21,378,003
Penn West Energy Trust (b)	972,400	20,537,088
PetroBakken Energy Ltd. - Class A	107,042	2,795,012
PetroChina Co. Ltd. - ADR (b)	35,990	4,218,748
Petroleo Brasileiro SA - ADR	291,840	12,983,962
Plains Exploration & Production Co. (a)	465,710	13,966,643
Premier Oil Plc (a)	279,937	5,247,990
Quicksilver Resources, Inc. (a)(b)	875,400	12,316,878
Range Resources Corp. (b)	374,600	17,557,502
Southwestern Energy Co. (a)	471,700	19,207,624
StatoilHydro ASA	402,522	9,366,432
StatoilHydro ASA - ADR	169,840	3,962,367
Suncor Energy, Inc.	281,080	9,146,343
Talisman Energy, Inc.	827,500	14,117,150
Whiting Petroleum Corp. (a)(b)	316,730	25,604,453

		477,636,913

Total Long-Term Investments (Cost — $592,667,214) — 99.2%		727,321,194

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	4,676,731	4,676,731
BlackRock Liquidity Series, LLC Money Market Series, 0.22% (c)(d)(e)	112,684,650	112,684,650

Total Short-Term Securities (Cost — $117,361,381) — 16.0%		117,361,381

Total Investments (Cost — $710,028,595*) — 115.2%		844,682,575
Liabilities in Excess of Other Assets — (15.2)%		(111,193,298)

Net Assets — 100.0%		$733,489,277

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$712,574,094

Gross unrealized appreciation	$179,351,038
Gross unrealized depreciation	(47,242,557)

Net unrealized appreciation	$132,108,481

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipts CAD Canadian Dollar USD US Dollar

See Notes to Financial Statements.

14	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments (concluded)	BlackRock All-Cap Energy & Resources Portfolio

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$(30,959,333)	$26	$18,587
BlackRock Liquidity Series, LLC Money Market Series	$62,927,900	—	$67,069

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments:
Chemicals	$18,391,835	—	—	$18,391,835
Energy Equipment & Services	128,121,987	$6,185,467	—	134,307,454
Gas Utilities	29,885,446	—	—	29,885,446
Metals & Mining	67,099,546	—	—	67,099,546
Oil, Gas & Consumable Fuels	463,022,491	14,614,422	—	477,636,913
Short-Term Securities	4,676,731	112,684,650	—	117,361,381

Total	$711,198,036	$133,484,539	—	$844,682,575

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	15

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Aurora Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.0%
Orbital Sciences Corp.(a)	252,677	$4,803,390

Auto Components — 1.1%
Dana Holding Corp.(a)	238,200	2,829,816
Federal Mogul Corp.(a)	125,400	2,302,344

		5,132,160

Building Products — 1.5%
Masco Corp.(b)	275,700	4,278,864
Owens Corning(a)	97,500	2,480,400

		6,759,264

Capital Markets — 2.9%
Affiliated Managers Group, Inc.(a)(b)	79,700	6,296,300
Invesco Ltd.	211,500	4,633,965
KBW, Inc.(a)	87,000	2,340,300

		13,270,565

Chemicals — 2.6%
Cytec Industries, Inc.	20,000	934,800
FMC Corp.	81,800	4,952,172
Olin Corp.(b)	313,300	6,146,946

		12,033,918

Commercial Banks — 7.8%
Associated Banc-Corp.	314,300	4,337,340
Boston Private Financial Holdings, Inc.	400,000	2,948,000
Cathay General Bancorp(b)	312,100	3,635,965
CVB Financial Corp.(b)	676,100	6,713,673
Fulton Financial Corp.(b)	372,100	3,791,699
KeyCorp	758,600	5,879,150
TCF Financial Corp.(b)	314,100	5,006,754
Zions Bancorporation(b)	166,000	3,622,120

		35,934,701

Commercial Services & Supplies — 3.1%
Clean Harbors, Inc.(a)	42,200	2,344,632
Corrections Corp. of America(a)	329,300	6,539,898
The GEO Group, Inc.(a)	265,200	5,256,264

		14,140,794

Communications Equipment — 2.6%
ADTRAN, Inc.(b)	205,900	5,425,465
Arris Group, Inc.(a)	287,600	3,454,076
Ciena Corp.(a)(b)	196,600	2,996,184

		11,875,725

Construction & Engineering — 1.6%
KBR, Inc.	202,400	4,485,184
Tutor Perini Corp.(a)	141,300	3,073,275

		7,558,459

Consumer Finance — 0.6%
SLM Corp.(a)	202,400	2,534,048

Containers & Packaging — 1.0%
Owens-Illinois, Inc.(a)	129,200	4,591,768

Diversified Financial Services — 2.2%
PHH Corp.(a)	438,016	10,324,037

Electric Utilities — 2.0%
Northeast Utilities	132,000	3,648,480
NV Energy, Inc.	236,200	2,912,346
Westar Energy, Inc.	109,700	2,446,310

		9,007,136

Electrical Equipment — 1.9%
AMETEK, Inc.	116,900	4,846,674
Polypore International, Inc.(a)	226,300	3,951,198

		8,797,872

Electronic Equipment, Instruments & Components — 1.5%
Anixter International, Inc.(a)	84,000	3,935,400
Ingram Micro, Inc. - Class A(a)	169,000	2,965,950

		6,901,350

Energy Equipment & Services — 2.2%
Complete Production Services, Inc.(a)	450,100	5,198,655
Oil States International, Inc.(a)	106,500	4,828,710

		10,027,365

Food & Staples Retailing — 1.1%
BJ’s Wholesale Club, Inc.(a)	136,100	5,034,339

Food Products — 3.5%
Chiquita Brands International, Inc.(a)(b)	106,600	1,676,818
Del Monte Foods Co.	283,230	4,135,158
The J.M. Smucker Co.	61,000	3,675,860
TreeHouse Foods, Inc.(a)(b)	146,892	6,444,152

		15,931,988

Gas Utilities — 0.8%
New Jersey Resources Corp.	97,100	3,647,076

Health Care Equipment & Supplies — 0.9%
The Cooper Cos., Inc.	111,800	4,346,784

Health Care Providers & Services — 4.3%
Amedisys, Inc.(a)(b)	85,600	4,726,832
LifePoint Hospitals, Inc.(a)(b)	160,000	5,884,800
Lincare Holdings, Inc.(a)	146,000	6,552,480
Tenet Healthcare Corp.(a)	436,100	2,494,492

		19,658,604

Hotels, Restaurants & Leisure — 4.2%
Papa John’s International, Inc.(a)	149,700	3,848,787
Penn National Gaming, Inc.(a)	140,000	3,892,000
Pinnacle Entertainment, Inc.(a)	429,700	4,185,278
Scientific Games Corp. - Class A(a)	226,829	3,193,753
Vail Resorts, Inc.(a)(b)	98,600	3,952,874

		19,072,692

Household Durables — 2.3%
Jarden Corp.	178,300	5,935,607
MDC Holdings, Inc.	72,100	2,495,381
Newell Rubbermaid, Inc.(b)	155,500	2,363,600

		10,794,588

Industrial Conglomerates — 0.5%
Textron, Inc.(b)	117,894	2,502,890

Insurance — 5.7%
Flagstone Reinsurance Holdings Ltd.	220,900	2,531,514
The Hanover Insurance Group, Inc.	137,330	5,988,961
HCC Insurance Holdings, Inc.	84,200	2,323,920
Lincoln National Corp.	143,800	4,414,660
Navigators Group, Inc.(a)	64,300	2,528,919

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Aurora Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Insurance (concluded)
Platinum Underwriters Holdings Ltd.	131,923	$4,891,705
Primerica, Inc.(a)	31,600	474,000
Tower Group, Inc.	142,800	3,165,876

		26,319,555

IT Services — 1.2%
Lender Processing Services, Inc.	145,500	5,492,625

Machinery — 4.5%
Donaldson Co., Inc.	161,900	7,304,928
Mueller Water Products, Inc. - Class A	854,300	4,083,554
Snap-On, Inc.	84,800	3,675,232
Terex Corp.(a)	244,300	5,548,053

		20,611,767

Media — 4.2%
Arbitron, Inc.	395,500	10,544,030
Cablevision Systems Corp. - Class A	256,500	6,191,910
Lions Gate Entertainment Corp.(a)	397,700	2,481,648

		19,217,588

Metals & Mining — 2.5%
Horsehead Holding Corp.(a)	344,580	4,079,827
Steel Dynamics, Inc.	230,800	4,032,076
Thompson Creek Metals Co., Inc.(a)(b)	249,700	3,378,441

		11,490,344

Multiline Retail — 1.1%
Saks, Inc.(a)(b)	581,500	5,000,900

Multi-Utilities — 1.3%
Wisconsin Energy Corp.	118,400	5,850,144

Oil, Gas & Consumable Fuels — 3.7%
Alpha Natural Resources, Inc.(a)	145,600	7,263,984
Newfield Exploration Co.(a)	95,400	4,965,570
Rex Energy Corp.(a)	128,500	1,463,615
SandRidge Energy, Inc.(a)(b)	442,800	3,409,560

		17,102,729

Pharmaceuticals — 0.7%
Watson Pharmaceuticals, Inc.(a)	78,800	3,291,476

Real Estate Investment Trusts (REITs) — 5.0%
Chimera Investment Corp.	635,000	2,470,150
DCT Industrial Trust, Inc.	918,240	4,802,395
The Macerich Co.(b)	151,981	5,822,392
MFA Financial, Inc.	834,500	6,141,920
Redwood Trust, Inc.(b)	238,400	3,676,128

		22,912,985

Real Estate Management & Development — 1.0%
Forestar Group, Inc.(a)	232,000	4,380,160

Road & Rail — 1.0%
Con-way, Inc.	58,400	2,051,008
Genesee & Wyoming, Inc. - Class A(a)	76,000	2,593,120

		4,644,128

Semiconductors & Semiconductor Equipment — 3.6%
Intersil Corp. - Class A	298,200	4,401,432
ON Semiconductor Corp.(a)	599,200	4,793,600
Teradyne, Inc.(a)	483,900	5,405,163
Verigy Ltd.(a)	185,300	2,071,654

		16,671,849

Software — 3.3%
Lawson Software, Inc.(a)	625,275	4,133,068
Novell, Inc.(a)	409,592	2,453,456
Take-Two Interactive Software, Inc.(a)	361,900	3,564,715
TiVo, Inc.(a)	279,910	4,792,059

		14,943,298

Specialty Retail — 3.3%
Collective Brands, Inc.(a)	271,500	6,173,910
JoS. A. Bank Clothiers, Inc.(a)(b)	78,000	4,262,700
O’Reilly Automotive, Inc.(a)	55,400	2,310,734
Pacific Sunwear of California, Inc.(a)	471,200	2,502,072

		15,249,416

Thrifts & Mortgage Finance — 1.9%
First Niagara Financial Group, Inc.	393,100	5,589,882
People’s United Financial, Inc.	210,300	3,289,092

		8,878,974

Water Utilities — 1.2%
American Water Works Co., Inc.	244,800	5,326,848

Wireless Telecommunication Services — 0.6%
Syniverse Holdings, Inc.(a)	136,700	2,661,549

Total Long-Term Investments (Cost — $388,787,831) — 99.0%		454,727,848

Short-Term Securities	Shares/ Beneficial Interest
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11%(c)(d)	22,884,148	22,884,148
BlackRock Liquidity Series, LLC Money Market Series, 0.22%(c)(d)(e)	77,589,190	77,589,190

Total Short-Term Securities (Cost — $100,473,338) — 21.9%		100,473,338

Total Investments (Cost — $489,261,169*) — 120.9%		555,201,186
Liabilities in Excess of Other Assets — (20.9)%		(96,028,504)

Net Assets — 100.0%		$459,172,682

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$496,172,963

Gross unrealized appreciation	$64,798,421
Gross unrealized depreciation	(5,770,198)

Net unrealized appreciation	$59,028,223

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

See Notes to Financial Statements.

BLACKROCK FUNDS	March 31, 2010	17

Schedule of Investments (concluded)	BlackRock Aurora Portfolio

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$14,370,957	$67	$3,449
BlackRock Liquidity Series, LLC Money Market Series	$48,985,590	—	$121,552

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments[1]	$454,727,848	—	—	$454,727,848
Short-Term Securities	22,884,148	$77,589,190	—	100,473,338

Total	$477,611,996	$77,589,190	—	$555,201,186

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Air Freight & Logistics — 2.0%
United Parcel Service, Inc. - Class B	155,400	$10,009,314

Airlines — 2.6%
Delta Air Lines, Inc.(a)(b)	744,600	10,863,714
UAL Corp.(a)(b)	128,000	2,502,400

		13,366,114

Beverages — 2.2%
The Coca-Cola Co.	208,354	11,459,470

Biotechnology — 3.2%
Amgen, Inc.(a)	155,900	9,316,584
Gilead Sciences, Inc.(a)	155,600	7,076,688

		16,393,272

Building Products — 0.1%
Masco Corp.	44,800	695,296

Capital Markets — 0.9%
The Goldman Sachs Group, Inc.	26,500	4,521,695

Chemicals — 0.7%
Ecolab, Inc.(b)	81,300	3,573,135

Commercial Banks — 1.5%
Wells Fargo & Co.	241,100	7,503,032

Communications Equipment — 4.2%
Cisco Systems, Inc.(a)	344,321	8,962,675
F5 Networks, Inc.(a)	58,900	3,622,939
QUALCOMM, Inc.	206,323	8,663,503

		21,249,117

Computers & Peripherals — 11.0%
Apple, Inc.(a)	111,818	26,269,403
EMC Corp.(a)	149,000	2,687,960
Hewlett-Packard Co.	278,700	14,812,905
NetApp, Inc.(a)(b)	234,900	7,648,344
Seagate Technology(a)	251,100	4,585,086

		56,003,698

Diversified Financial Services — 1.9%
JPMorgan Chase & Co.	105,400	4,716,650
Moody’s Corp.	166,100	4,941,475

		9,658,125

Energy Equipment & Services — 1.3%
Schlumberger Ltd.	53,617	3,402,535
Transocean Ltd.(a)	34,405	2,971,904

		6,374,439

Food & Staples Retailing — 2.6%
Wal-Mart Stores, Inc.	188,386	10,474,262
Whole Foods Market, Inc.(a)(b)	77,800	2,812,470

		13,286,732

Health Care Equipment & Supplies — 2.7%
St. Jude Medical, Inc.(a)	156,000	6,403,800
Zimmer Holdings, Inc.(a)	122,700	7,263,840

		13,667,640

Health Care Providers & Services — 2.0%
Express Scripts, Inc.(a)	100,900	10,267,584

Health Care Technology — 1.2%
Cerner Corp.(a)(b)	73,700	6,268,922

Hotels, Restaurants & Leisure — 3.9%
Darden Restaurants, Inc.	65,200	2,904,008
Las Vegas Sands Corp.(a)(b)	268,900	5,687,235
Starbucks Corp.	225,800	5,480,166
Starwood Hotels & Resorts Worldwide, Inc.	122,900	5,732,056

		19,803,465

Household Products — 2.9%
The Procter & Gamble Co.	233,386	14,766,332

Internet & Catalog Retail — 2.6%
Amazon.com, Inc.(a)	97,540	13,239,104

Internet Software & Services — 4.8%
Baidu, Inc. - ADR(a)(b)	8,700	5,193,900
Google, Inc. - Class A(a)	33,954	19,252,258

		24,446,158

IT Services — 0.9%
Mastercard, Inc. - Class A	19,000	4,826,000

Life Sciences Tools & Services — 2.1%
Covance, Inc.(a)(b)	95,100	5,838,189
Life Technologies Corp.(a)	95,300	4,981,331

		10,819,520

Machinery — 7.5%
Cummins, Inc.	107,700	6,672,015
Danaher Corp.	159,722	12,763,385
Joy Global, Inc.	172,300	9,752,180
PACCAR, Inc.	205,900	8,923,706

		38,111,286

Media — 2.9%
CBS Corp. - Class B(b)	400,800	5,587,152
Comcast Corp. - Class A	489,500	9,212,390

		14,799,542

Metals & Mining — 1.9%
Agnico-Eagle Mines Ltd.	32,900	1,831,543
Freeport-McMoRan Copper & Gold, Inc.	38,737	3,236,089
United States Steel Corp.(b)	75,000	4,764,000

		9,831,632

Multiline Retail — 1.8%
Kohl’s Corp.(a)	163,868	8,976,689

Oil, Gas & Consumable Fuels — 2.4%
Anadarko Petroleum Corp.	77,800	5,666,174
EOG Resources, Inc.	72,000	6,691,680

		12,357,854

Personal Products — 1.4%
Avon Products, Inc.(b)	204,000	6,909,480

Pharmaceuticals — 4.5%
Abbott Laboratories	203,500	10,720,380
Pfizer, Inc.	378,100	6,484,415
Teva Pharmaceutical Industries Ltd. - ADR	86,700	5,469,036

		22,673,831

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	19

Schedule of Investments (concluded)	BlackRock Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Professional Services — 0.7%
Manpower, Inc.	65,400	$3,735,648

Semiconductors & Semiconductor Equipment — 4.5%
Broadcom Corp. - Class A(b)	153,027	5,077,436
Cree, Inc.(a)	25,000	1,755,500
Lam Research Corp.(a)	128,817	4,807,450
Micron Technology, Inc.(a)	645,200	6,703,628
NVIDIA Corp.(a)	250,400	4,351,952

		22,695,966

Software — 7.7%
Check Point Software Technologies(a)(b)	214,200	7,509,852
Microsoft Corp.	807,042	23,622,119
Salesforce.com, Inc.(a)(b)	109,379	8,143,267

		39,275,238

Specialty Retail — 2.0%
CarMax, Inc.(a)	152,500	3,830,800
The Home Depot, Inc.	200,700	6,492,645

		10,323,445

Tobacco — 1.4%
Philip Morris International, Inc.	132,540	6,913,286

Wireless Telecommunication Services — 0.5%
NII Holdings, Inc.(a)	60,900	2,537,094

Total Long-Term Investments (Cost — $383,011,393) — 96.5%		491,339,155

Short-Term Securities	Beneficial Interest
BlackRock Liquidity Series, LLC Money Market Series,	61,558,700	61,558,700

0.22%(c)(d)(e)
Total Short-Term Securities (Cost — $61,558,700) — 12.1%		61,558,700

Total Investments (Cost — $444,570,093*) — 108.6%		552,897,855
Liabilities in Excess of Other Assets — (8.6)%		(43,874,354)

Net Assets — 100.0%		$509,023,501

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$450,840,909

Gross unrealized appreciation	$102,442,934
Gross unrealized depreciation	(385,988)

Net unrealized appreciation	$102,056,946

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$(8,129,215)	$38	$4,475
BlackRock Liquidity Series, LLC Money Market Series	$43,622,200	—	$32,133

(d)	Security was purchased with the cash collateral from loaned securities.

(e)	Represents the current yield as of report date.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments[1]	$491,339,155	—	—	$491,339,155
Short-Term Securities	—	$61,558,700	—	61,558,700

Total	$491,339,155	$61,558,700	—	$552,897,855

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Auto Components — 0.1%
Westport Innovations, Inc. (acquired 12/19/03 through 12/31/03, cost $183,679)(a)(b)	53,057	$875,011

Capital Markets — 0.0%
Treasure Island Royalty Trust(a)	366,922	385,268

Commercial Services & Supplies — 0.3%
Alexco Resource Corp.(a)	967,683	3,339,913
Republic Resources, Inc.(a)	28,750	—

		3,339,913

Diversified Financial Services — 0.0%
Quest Capital Corp.(a)	61,000	79,279

Electrical Equipment — 0.0%
ITM Power Plc(a)	525,200	157,926

Electronic Equipment, Instruments & Components — 0.1%
Opsens, Inc.(a)	2,175,000	1,284,891

Energy Equipment & Services — 3.5%
Baker Hughes, Inc.(c)	135,200	6,332,768
ENSCO International Plc - ADR	94,100	4,213,798
Halliburton Co.	316,326	9,530,902
Technicoil Corp.(a)	547,800	323,616
Technicoil Corp. (acquired 6/15/04, cost $548,935)(a)(b)	753,100	444,897
Weatherford International Ltd.(a)	1,093,196	17,338,089
Xtreme Coil Drilling Corp.(a)	527,700	2,067,884

		40,251,954

Gas Utilities — 2.0%
EQT Corp.	546,000	22,386,000

Machinery — 0.0%
Railpower Technologies Corp.(a)	360,600	—

Metals & Mining — 10.5%
Archipelago Resources Plc(a)	2,247,400	1,239,621
Baja Mining Corp.(a)	3,654,800	2,914,772
BHP Billiton Ltd. - ADR(c)	300,000	24,096,000
Crosshair Exploration & Mining Corp.(a)	352,800	65,999
Crosshair Exploration & Mining Corp. (acquired 4/01/08, cost $248,613)(a)(b)	206,800	38,687
Eastern Platinum Ltd.(a)	1,500,000	2,185,792
Eastmain Resources, Inc.(a)	1,300,000	1,855,954
Eldorado Gold Corp.(a)	368,965	4,479,238
Erdene Gold, Inc. (acquired 4/10/07, cost $959,233)(a)(b)	1,100,000	541,525
European Goldfields Ltd.(a)	561,400	3,863,719
Freeport-McMoRan Copper & Gold, Inc.	250,000	20,885,000
Fronteer Development Group, Inc.(a)	500,000	2,564,860
Gold Reserve, Inc.(a)	123,948	135,103
Goldcorp, Inc.	4,600	171,880
Golden Star Resources Ltd.(a)	789,408	3,023,480
Grande Cache Coal Corp.(a)	306,300	2,491,053
Helio Resource Corp.(a)	2,000,000	955,053
Imperial Metals Corp.(a)	60,462	1,184,654
Kilo Goldmines Ltd.(a)	820,000	395,609
Kinross Gold Corp.	111,175	1,899,981
Kodiak Exploration Ltd.(a)	1,000,000	315,069
Lake Shore Gold Corp.(a)	1,294,602	3,212,127
Linear Gold Corp.(a)	1,000,000	1,693,497
MAG Silver Corp.(a)	964,000	7,308,423
Minefinders Corp. Ltd.(a)(c)	250,000	2,315,000
Nevsun Resources Ltd.(a)	554,800	1,649,679
Northern Star Mining Corp.(a)	1,633,500	450,332
Oromin Explorations Ltd.(a)	1,850,000	1,275,046
Polymet Mining Corp.(a)	2,250,000	4,962,339
Q2 Gold Resources, Inc. (acquired 6/18/07, cost $0)(a)(b)	327,600	645
Rainy River Resources Ltd.(a)	1,000,000	5,759,858
Romarco Minerals, Inc.(a)	223,000	428,150
Sunridge Gold Corp.(a)	3,325,559	1,473,442
Vale SA - ADR(c)	300,000	9,657,000
Virginia Mines, Inc.(a)	216,350	1,520,936
Western Coal Corp.(a)	360,400	2,157,468
X-Cal Resources Ltd.(a)	1,755,500	216,056

		119,383,047

Oil, Gas & Consumable Fuels — 81.4%
Advantage Oil & Gas Ltd. (acquired 6/26/09, cost $5,214,217)(a)(b)	1,000,000	6,773,987
Alpha Natural Resources, Inc.(a)	799,128	39,868,496
American Oil & Gas, Inc.(a)	460,486	3,131,305
Approach Resources, Inc.(a)	93,700	850,796
Arcan Resources Ltd.(a)	369,200	1,461,314
Arch Coal, Inc.	1,324,400	30,262,540
Atlas Energy, Inc.(a)(c)	750,000	23,340,000
ATP Oil & Gas Corp.(a)(c)	168,800	3,175,128
Baytex Energy Trust	421,948	14,270,579
Bellatrix Exploration Ltd.(a)	188,332	700,925
Canadian Superior Energy, Inc.(a)	6,230,300	3,778,677
Canadian Superior Energy, Inc. (acquired 1/15/10, cost $3,034,134)(a)(b)	6,000,000	3,040,023
Canext Energy Ltd.(a)	207,829	106,406
Carrizo Oil & Gas, Inc.(a)(c)	400,400	9,189,180
Chesapeake Energy Corp.	1,300,000	30,732,000
Cinch Energy Corp. (acquired 6/07/04 through 7/07/05, cost $1,418,282)(a)(b)	901,980	1,190,029
Clayton Williams Energy, Inc.(a)	349,421	12,222,747
Compton Petroleum Corp. (acquired 9/24/04, cost $727,951)(a)(b)	104,300	96,531
Comstock Resources, Inc.(a)	203,300	6,464,940
CONSOL Energy, Inc.	1,097,600	46,823,616
Continental Resources, Inc.(a)(c)	135,000	5,744,250
Corridor Resources, Inc.(a)	1,046,600	4,750,481
Crew Energy, Inc.(a)	880,537	15,059,251
Crew Energy, Inc.(acquired 6/24/98 through 10/19/98, cost $184,988)(a)(b)	191,300	3,271,679
Daylight Resources Trust	1,021,464	10,580,221
Delphi Energy Corp.(a)	955,200	2,445,252
Denbury Resources, Inc.(a)	595,200	10,041,024
Energy XXI Bermuda Ltd.(a)	366,280	6,560,075
EOG Resources, Inc.(c)	227,200	21,115,968
EXCO Resources, Inc.	1,568,800	28,834,544
Fairborne Energy Ltd.(a)	712,958	2,674,514
Forest Oil Corp.(a)	100,000	2,582,000
Galleon Energy, Inc. - Class A(a)	1,808,482	12,268,440
Gastar Exploration Ltd.(a)	211,060	1,025,752
GMX Resources, Inc.(a)(c)	530,789	4,363,086
Goodrich Petroleum Corp.(a)(c)	1,009,700	15,791,708
Gran Tierra Energy, Inc.(a)	574,000	3,390,932
Heritage Oil Plc(a)	2,523,000	21,468,701
International Coal Group, Inc.(a)	1,700,000	7,769,000
Ithaca Energy, Inc.(a)	237,200	485,774

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	21

Schedule of Investments (continued)	BlackRock Energy & Resources Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
James River Coal Co. (a)	131,100	$2,084,490
Longview Energy Co. (acquired 8/13/04, cost $1,281,000) (a)(b)	85,400	892,430
Lynden Energy Corp. (a)	200,400	147,984
Magnum Hunter Resources Corp. (a)	1,436,900	4,368,176
Massey Energy Co.	1,944,840	101,695,684
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $2,957,155) (a)(b)	513,393	7,089,957
Midnight Oil Exploration Ltd. (a)	3,650,300	3,845,637
Midnight Oil Exploration Ltd. (acquired 9/29/05, cost $1,971,490) (a)(b)	577,400	608,298
Midway Energy Ltd. (a)	21,717	70,134
NAL Oil & Gas Trust	7,526	95,960
Newfield Exploration Co. (a)	709,310	36,919,585
Niko Resources Ltd. (acquired 5/02/03 through 11/10/03, cost $689,948) (a)(b)	39,000	4,159,770
Open Range Energy Corp. (a)	48,061	78,079
Pacific Rodera Energy, Inc. (a)	990,200	292,483
Pan Orient Energy Corp. (a)	1,167,100	7,239,433
Paramount Resources Ltd. - Class A (a)	849,150	14,188,033
Patriot Coal Corp. (a)	377,346	7,720,499
Peabody Energy Corp.	895,436	40,921,425
Penn Virginia Corp.	1,608,300	39,403,350
Penn West Energy Trust	153,333	3,247,371
Petrohawk Energy Corp. (a)	2,256,500	45,761,820
Petrolifera Petroleum Ltd. (a)	892,415	843,517
Pioneer Natural Resources Co. (c)	209,200	11,782,144
Plains Exploration & Production Co. (a)	1,555,525	46,650,195
ProspEx Resources Ltd. (a)	1,504,120	2,191,796
Quicksilver Resources, Inc. (a)(c)	364,400	5,127,108
Range Resources Corp. (c)	200,000	9,374,000
Rosetta Resources, Inc. (a)	579,000	13,635,450
Ship Finance International Ltd.	27	479
Southwestern Energy Co. (a)	1,182,300	48,143,256
St. Mary Land & Exploration Co.	143,400	4,991,754
Stone Energy Corp. (a)	27,274	484,113
Toreador Resources Corp. (a)	300,000	2,454,000
Trilogy Energy Corp.	152,791	1,283,225
Tullow Oil Plc	544,198	10,326,898
Ultra Petroleum Corp. (a)	346,900	16,175,947
Uranium One, Inc. (a)	1,005,765	2,653,916
Vero Energy, Inc. (a)	55,374	316,766
Vero Energy, Inc. (acquired 11/28/05, cost $68,972) (a)(b)	36,268	207,470
Warren Resources, Inc. (a)	222,282	560,151
West Energy Ltd. (a)	1,199,235	5,856,551
Western Energy Services Corp. (acquired 2/25/10, cost $3,752,521) (a)(b)	20,000,000	5,218,333
Yoho Resources, Inc. (a)	1,000,000	2,599,321

		929,408,859

Total Common Stocks — 97.9%		1,117,552,148

	Par (000)
Corporate Bonds
Oil, Gas & Consumable Fuels — 0.5%
BPZ Resources, Inc.,
6.50%, 3/01/15	$5,000	6,225,000

Total Long-Term Investments (Cost — $840,050,554) — 98.4%		1,123,777,148

Short-Term Securities	Shares/ Beneficial Interest	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (d)(e)	21,810,363	$21,810,363
BlackRock Liquidity Series, LLC Money Market Series, 0.22% (d)(e)(f)	90,824,750	90,824,750

Total Short-Term Securities (Cost — $112,635,113) — 9.9%		112,635,113

Total Investments (Cost — $952,685,667*) — 108.3%		1,236,412,261
Liabilities in Excess of Other Assets — (8.3)%		(94,985,125)

Net Assets — 100.0%		$1,141,427,136

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$976,239,838

Gross unrealized appreciation	$373,738,841
Gross unrealized depreciation	(113,566,418)

Net unrealized appreciation	$260,172,423

(a)	Non-income producing security.

(b)	Restricted security as to resale. As of report date the Fund held 3.0% of its net assets, with a current value of $34,449,272 and an original cost of $23,241,118 in these securities.

(c)	Security, or a portion of security, is on loan.

(d)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$(5,032,426)	$175	$18,237
BlackRock Liquidity Series, LLC Money Market Series	$(4,337,750)	—	$85,164

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities.

•	Foreign currency exchange contracts as of March 31, 2010 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD 1,162,000	USD	1,142,805	Citibank, N.A.	4/01/10	$1,289
CAD 2,790,000	USD	2,749,321	Citibank, N.A.	4/05/10	(2,311)

Total					$(1,022)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments (concluded)	BlackRock Energy & Resources Portfolio

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks:
Auto Components	$875,011	—	—	$875,011
Capital Markets	385,268	—	—	385,268
Commercial Services & Supplies	3,339,913	—	—	3,339,913
Diversified Financial Services	79,279	—	—	79,279
Electrical Equipment	—	$157,926	—	157,926
Electrical Equipment, Instruments & Components	1,284,891	—	—	1,284,891
Energy & Utilities	7,769,000	—	—	7,769,000
Energy Equipment & Services	40,251,954	—	—	40,251,954
Gas Utilities	22,386,000	—	—	22,386,000
Metals & Mining	118,142,781	1,239,621	$645	119,383,047
Oil, Gas & Consumable Fuels	878,821,850	31,795,599	11,022,410	921,639,859
Corporate Bonds	—	6,225,000		6,225,000
Short-Term Securities.	21,810,363	90,824,750	—	112,635,113

Total	$1,095,146,310	$130,242,896	$11,023,055	$1,236,412,261

	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	—	$1,289	—	$1,289
Liabilities	—	(2,311)	—	(2,311)

Total	—	$(1,022)	—	$(1,022)

[1]	Other financial instruments are foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.

The following table is a reconciliation of Level 3 investments for the six months ended March 31, 2010:

	Long-Term Investments
	Metals & Mining	Oil, Gas & Consumable Fuels	Warrants	Total
Balance, as of September 30, 2009	—	$13,231,132	$2	$13,231,134
Realized gain/loss	—	—	—	—
Change in unrealized appreciation/depreciation[2]	$645	1,531,131	—	1,531,776
Net purchases/sales	—	3,034,134	$(2)	3,034,132
Transfers in/out of Level 3	—	(6,773,987)	—	(6,773,987)

Balance, as of March 31, 2010	$645	$11,022,410	—	$11,023,055

[2]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on securities still held at March 31, 2010 was $1,121,215.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	23

Statements of Assets and Liabilities

March 31, 2010 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Aurora Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Energy & Resources Portfolio
Assets
Investments at value - unaffiliated[1,2]	$727,321,194	$454,727,848	$491,339,155	$1,123,777,148
Investments at value - affiliated[3]	117,361,381	100,473,338	61,558,700	112,635,113
Foreign currency at value[4]	2,082	103	—	563
Unrealized appreciation on foreign currency exchange contracts	—	—	—	1,289
Capital shares sold receivable	1,604,628	206,731	11,364,111	4,731,099
Investments sold receivable	1,440,135	4,873,726	9,107,715	—
Dividends and reclaims receivable	384,371	439,911	297,311	263,091
Securities lending income receivable - affiliated	40,645	80,721	20,074	28,404
Receivable from advisor	—	10,726	14,222	—
Dividends receivable - affiliated	1,072	475	700	1,660
Interest receivable	—	—	—	46,486
Prepaid expenses	106,275	89,040	56,783	120,961

Total assets	848,261,783	560,902,619	573,758,771	1,241,605,814

Liabilities
Collateral at value - securities loaned	112,684,650	77,589,190	61,558,700	90,824,750
Bank overdraft	—	—	1,357,510	—
Investments purchased payable	—	6,972,284	695,476	3,891,041
Capital shares redeemed payable	1,066,590	16,060,789	649,855	3,707,154
Investment advisory fees payable	497,148	339,144	239,089	940,486
Other affiliates payable	276,060	509,054	117,178	415,916
Service and distribution fees payable	177,759	184,128	74,757	317,379
Officer’s and Trustees’ fees payable	10,394	12,380	8,458	10,781
Unrealized depreciation on foreign currency exchange contracts	—	—	—	2,311
Other accrued expenses payable	59,905	62,968	34,247	68,860

Total liabilities	114,772,506	101,729,937	64,735,270	100,178,678

Net Assets	$733,489,277	$459,172,682	$509,023,501	$1,141,427,136

Net Assets Consist of
Paid-in capital	$756,061,874	$692,193,435	$499,216,306	$1,047,569,415
Undistributed (accumulated) net investment income (loss)	(1,528,608)	(432,194)	31,752	(19,661,645)
Accumulated net realized loss	(155,698,241)	(298,528,581)	(98,552,319)	(170,193,633)
Net unrealized appreciation/depreciation	134,654,252	65,940,022	108,327,762	283,712,999

Net Assets	$733,489,277	$459,172,682	$509,023,501	$1,141,427,136

[1] Investments at cost - unaffiliated	$592,667,214	$388,787,831	$383,011,393	$840,050,554
[2] Securities loaned	$110,114,635	$74,758,114	$59,819,935	$88,377,397
[3] Investments at cost - affiliated	$117,361,381	$100,473,338	$61,558,700	$112,635,113
[4] Foreign currency at cost	$2,088	$98	—	$465

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2010

Statements of Assets and Liabilities (concluded)

March 31, 2010 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Aurora Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Energy & Resources Portfolio
Net Asset Value
Institutional
Net assets	$371,675,605	$30,424,529	$279,330,833	$210,865,598

Shares outstanding[1]	27,200,493	1,693,223	16,799,525	5,687,107

Net asset value	$13.66	$17.97	$16.63	$37.08

Service
Net assets	$4,090,311	—	—	—

Shares outstanding[1]	304,598	—	—	—

Net asset value	$13.43	—	—	—

Investor A
Net assets	$203,733,221	$331,172,968	$191,366,737	$743,754,817

Shares outstanding[1]	15,168,813	20,170,482	12,031,302	22,858,799

Net asset value	$13.43	$16.42	$15.91	$32.54

Investor B
Net assets	$30,153,548	$32,973,264	$8,804,423	$32,913,680

Shares outstanding[1]	2,317,179	2,522,361	607,380	1,350,463

Net asset value	$13.01	$13.07	$14.50	$24.37

Investor C
Net assets	$123,836,592	$63,741,684	$29,521,508	$153,893,041

Shares outstanding[1]	9,508,436	4,904,801	2,022,582	6,327,805

Net asset value	$13.02	$13.00	$14.60	$24.32

Class R
Net assets	—	$860,237	—	—

Shares outstanding[1]	—	52,889	—	—

Net asset value	—	$16.26	—	—

1	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	25

Statements of Operations

Six Months Ended March 31, 2010 (Unaudited)	BlackRock All-Cap Energy & Resources Portfolio	BlackRock Aurora Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Energy & Resources Portfolio
Investment Income
Dividends and reclaims	$3,358,062	$3,037,705	$2,312,807	$3,140,984
Foreign taxes withheld	(277,556)	(285)	(5,401)	(183,291)
Securities lending - affiliated	67,069	121,552	32,133	85,164
Dividends - affiliated	18,587	3,449	4,475	18,237
Interest	—	—	—	46,586

Total income	3,166,162	3,162,421	2,344,014	3,107,680

Expenses
Investment advisory	2,692,790	1,943,697	1,451,096	3,972,152
Service and distribution - class specific	1,007,531	886,801	397,147	1,772,615
Transfer agent - class specific	392,667	750,272	283,563	729,679
Administration	258,307	171,503	167,433	367,048
Printing	62,121	65,778	30,049	74,842
Administration - class specific	89,722	57,249	55,758	122,330
Registration	26,847	20,414	22,762	41,155
Custodian	29,075	18,701	22,780	37,293
Professional	33,487	30,562	33,393	38,125
Officer and Trustees	13,608	11,644	10,836	16,661
Miscellaneous	19,819	13,976	8,299	29,301
Recoupment of past waived fees - class specific	22,975	—	1,073	217,866

Total expenses	4,648,949	3,970,597	2,484,189	7,419,067
Less fees waived by advisor	(8,624)	(1,792)	(187,113)	(9,064)
Less administration fees waived - class specific	(3,948)	(51,208)	(29,155)	(1,906)
Less transfer agent fees waived - class specific	(2,774)	(29,174)	(1,068)	(331)
Less transfer agent fees reimbursed - class specific	(5,778)	(200,436)	(50,774)	(5)
Less fees paid indirectly	(525)	(894)	(312)	(747)

Total expenses after fees waived, reimbursed and paid indirectly	4,627,300	3,687,093	2,215,767	7,407,014

Net investment income (loss)	(1,461,138)	(524,672)	128,247	(4,299,334)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	9,387,786	46,624,635	6,788,102	12,971,942
Foreign currency transactions	(353,549)	—	—	(45,750)

	9,034,237	46,624,635	6,788,102	12,926,192

Net change in unrealized appreciation/depreciation on:
Investments	58,024,214	11,455,996	39,463,282	116,063,156
Foreign currency transactions	(1,154)	5	—	(14,838)

	58,023,060	11,456,001	39,463,282	116,048,318

Total realized and unrealized gain	67,057,297	58,080,636	46,251,384	128,974,510

Net Increase in Net Assets Resulting from Operations	$65,596,159	$57,555,964	$46,379,631	$124,675,176

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2010

Statements of Changes in Net Assets

	BlackRock All-Cap Energy & Resources Portfolio		BlackRock Aurora Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
Operations
Net investment loss	$(1,461,138)	$(994,402)	$(524,672)	$(440,745)
Net realized gain (loss)	9,034,237	(165,602,132)	46,624,635	(215,713,078)
Net change in unrealized appreciation/depreciation	58,023,060	14,102,151	11,456,001	53,000,747

Net increase (decrease) in net assets resulting from operations	65,596,159	(152,494,383)	57,555,964	(163,153,076)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(2,738,372)	—	(641,490)	—
Service	(17,725)	—	—	—
Investor A	(922,018)	—	(3,666,418)	—
Investor B	—	—	(114,872)	—
Investor C	—	—	(496,374)	—
Class R	—	—	(9,253)	—
Net realized gain:
Institutional	—	(46,056,785)	—	—
Service	—	(320,003)	—	—
Investor A	—	(21,057,088)	—	—
Investor B	—	(3,991,135)	—	—
Investor C	—	(13,578,949)	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(3,678,115)	(85,003,960)	(4,928,407)	—

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	17,092,653	(87,080,928)	(71,901,244)	(149,128,618)

Redemption Fees
Redemption fees	34,942	50,517	1,493	9,271

Net Assets
Total increase (decrease) in net assets	79,045,639	(324,528,754)	(19,272,194)	(312,272,423)
Beginning of period	654,443,638	978,972,392	478,444,876	790,717,299

End of period	$733,489,277	$654,443,638	$459,172,682	$478,444,876

Undistributed (accumulated) net investment income (loss)	$(1,528,608)	$3,610,645	$(432,194)	$5,020,885

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	27

Statements of Changes in Net Assets (concluded)

	BlackRock Capital Appreciation Portfolio		BlackRock Energy & Resources Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
Operations
Net investment income (loss)	$128,247	$528,727	$(4,299,334)	$(4,361,236)
Net realized gain (loss)	6,788,102	(52,364,329)	12,926,192	(178,077,880)
Net change in unrealized appreciation/depreciation	39,463,282	70,125,354	116,048,318	105,616,664

Net increase (decrease) in net assets resulting from operations	46,379,631	18,289,752	124,675,176	(76,822,452)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(1,050,157)	—	—	—
Investor A	(49,880)	—	—	—
Net realized gain:
Institutional	—	—	—	(8,049,448)
Investor A	—	—	—	(118,212,244)
Investor B	—	—	—	(11,269,678)
Investor C	—	—	—	(30,833,705)

Decrease in net assets resulting from dividends and distributions to shareholders	(1,100,037)	—	—	(168,365,075)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	67,999,278	142,586,366	82,265,410	198,931,044

Redemption Fees
Redemption fees	—	—	87,975	278,520

Net Assets
Total increase (decrease) in net assets	113,278,872	160,876,118	207,028,561	(45,977,963)
Beginning of period	395,744,629	234,868,511	934,398,575	980,376,538

End of period	$509,023,501	$395,744,629	$1,141,427,136	$934,398,575

Undistributed (accumulated) net investment income (loss)	$31,752	$1,003,542	$(19,661,645)	$(15,362,311)

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights	BlackRock All-Cap Energy & Resources Portfolio

	Institutional						Service
	Six Months Ended March 31, 2010	Year Ended September 30,				Period February 16, 2005[1] to September 30,	Six Months Ended March 31, 2010	Year Ended September 30,				Period February 16, 2005[1] to September 30,
	(Unaudited)	2009	2008	2007	2006	2005	(Unaudited)	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$12.46	$16.20	$19.40	$13.85	$13.56	$10.00	$12.24	$16.01	$19.19	$13.75	$13.52	$10.00

Net investment income (loss)[2]	(0.00)[3]	0.02	0.24	0.05	0.02	0.02	(0.03)	(0.03)	0.12	(0.02)	(0.02)	0.03
Net realized and unrealized gain (loss)	1.30	(2.14)	(2.90)	5.90	0.26	3.54	1.29	(2.12)	(2.83)	5.86	0.24	3.49

Net increase (decrease) from investment operations	1.30	(2.12)	(2.66)	5.95	0.28	3.56	1.26	(2.15)	(2.71)	5.84	0.22	3.52

Dividends and distributions from:
Net investment income	(0.10)	—	(0.23)	—	—	—	(0.07)	—	(0.16)	—	—	—
Net realized gain	—	(1.62)	(0.31)	(0.40)	—	—	—	(1.62)	(0.31)	(0.40)	—	—

Total dividends and distributions	(0.10)	(1.62)	(0.54)	(0.40)	—	—	(0.07)	(1.62)	(0.47)	(0.40)	—	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]

Net asset value, end of period	$13.66	$12.46	$16.20	$19.40	$13.85	$13.56	$13.43	$12.24	$16.01	$19.19	$13.75	$13.52

Total Investment Return[4]
Based on net asset value	10.51%[5,6]	(7.53)%[5]	(14.25)%[5]	43.66%[5]	2.14%[7]	35.60%[5,6]	10.29%[5,6]	(7.85)%[5]	(14.59)%[5]	43.16%[5]	1.70%[8]	35.20%[5,6]

Ratios to Average Net Assets
Total expenses	0.93%[9]	0.98%	0.89%	0.93%	1.01%	1.54%[9]	1.34%[9]	1.54%	1.25%	1.42%	1.40%	1.77%[9]

Total expenses excluding recoupment of past waived fees	0.93%[9]	0.97%	0.89%	0.93%	1.01%	1.54%[9]	1.27%[9]	1.47%	1.25%	1.42%	1.40%	1.77%[9]

Total expenses after fees waived, reimbursed and paid indirectly	0.93%[9]	0.93%	0.89%	0.93%	0.99%	1.04%[9]	1.34%[9]	1.35%	1.25%	1.33%	1.34%	1.34%[9]

Net investment income (loss)	(0.05)%[9]	0.17%	1.14%	0.31%	0.17%	0.25%[9]	(0.46)%[9]	(0.26)%	0.56%	(0.11)%	(0.17)%	0.01%[9]

Supplemental Data
Net assets, end of period (000)	$371,676	$328,434	$510,804	$598,747	$337,771	$92,147	$4,090	$3,426	$4,836	$3,435	$2,368	$— [10]

Portfolio turnover	23%	22%	38%	31%	41%	12%	23%	22%	38%	31%	41%	12%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.08%.

8	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.07%.

9	Annualized.

10	Net assets end of period are less than $500.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	29

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2010	Year Ended September 30,				Period February 16, 2005[1] to September 30,	Six Months Ended March 31, 2010	Year Ended September 30,				Period February 16, 2005[1] to September 30,
	(Unaudited)	2009	2008	2007	2006	2005	(Unaudited)	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$12.24	$16.01	$19.18	$13.75	$13.50	$10.00	$11.84	$15.68	$18.82	$13.59	$13.44	$10.00

Net investment income (loss)[2]	(0.03)	(0.02)	0.17	(0.02)	(0.02)	0.00 [3]	(0.08)	(0.09)	0.01	(0.13)	(0.12)	(0.05)
Net realized and unrealized gain (loss)	1.28	(2.13)	(2.87)	5.85	0.26	3.50	1.25	(2.13)	(2.81)	5.76	0.26	3.49

Net increase (decrease) from investment operations	1.25	(2.15)	(2.70)	5.83	0.24	3.50	1.17	(2.22)	(2.80)	5.63	0.14	3.44

Dividends and distributions from:
Net investment income	(0.06)	—	(0.16)	—	—	—	—	—	(0.03)	—	—	—
Net realized gain	—	(1.62)	(0.31)	(0.40)	—	—	—	(1.62)	(0.31)	(0.40)	—	—

Total dividends and distributions	(0.06)	(1.62)	(0.47)	(0.40)	—	—	—	(1.62)	(0.34)	(0.40)	—	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]

Net asset value, end of period	$13.43	$12.24	$16.01	$19.18	$13.75	$13.50	$13.01	$11.84	$15.68	$18.82	$13.59	$13.44

Total Investment Return[4]
Based on net asset value	10.26%[5,6]	(7.85)%[5]	(14.55)%[5]	43.09%[5]	1.85%[7]	35.00%[5,6]	9.88%[5,6]	(8.56)%[5]	(15.23)%[5]	42.11%[5]	1.12%[8]	34.40%[5,6]

Ratios to Average Net Assets
Total expenses	1.34%[9]	1.48%	1.27%	1.34%	1.46%	1.87%[9]	2.18%[9]	2.35%	2.09%	2.23%	2.13%	2.49%[9]

Total expenses excluding recoupment of past waived fees	1.33%[9]	1.45%	1.27%	1.34%	1.46%	1.87%[9]	2.18%[9]	2.33%	2.09%	2.23%	2.13%	2.49%[9]

Total expenses after fees waived, reimbursed and paid indirectly	1.34%[9]	1.34%	1.26%	1.31%	1.34%	1.34%[9]	2.10%[9]	2.06%	2.04%	2.04%	2.04%	2.04%[9]

Net investment income (loss)	(0.46)%[9]	(0.25)%	0.81%	(0.10)%	(0.16)%	0.01%[9]	(1.22)%[9]	(0.95)%	0.06%	(0.82)%	(0.86)%	(0.64)%[9]

Supplemental Data
Net assets, end of period (000)	$203,733	$178,364	$267,422	$347,598	$248,557	$87,949	$30,154	$30,873	$42,399	$55,538	$43,477	$16,019

Portfolio turnover	23%	22%	38%	31%	41%	12%	23%	22%	38%	31%	41%	12%

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock All-Cap Energy & Resources Portfolio

	Investor C
	Six Months Ended March 31, 2010	Year Ended September 30,				Period February 16, 2005[1] to September 30,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$11.85	$15.69	$18.84	$13.60	$13.46	$10.00

Net investment income (loss)[2]	(0.08)	(0.09)	0.02	(0.13)	(0.12)	(0.05)
Net realized and unrealized gain (loss)	1.25	(2.13)	(2.82)	5.77	0.25	3.51

Net increase (decrease) from investment operations	1.17	(2.22)	(2.80)	5.64	0.13	3.46

Dividends and distributions from:
Net investment income	—	—	(0.04)	—	—	—
Net realized gain	—	(1.62)	(0.31)	(0.40)	—	—

Total dividends and distributions	—	(1.62)	(0.35)	(0.40)	—	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]

Net asset value, end of period	$13.02	$11.85	$15.69	$18.84	$13.60	$13.46

Total Investment Return[4]
Based on net asset value	9.87%[5,6]	(8.54)%[5]	(15.21)%[5]	42.15%[5]	1.04%[7]	34.60%[5,6]

Ratios to Average Net Assets
Total expenses	2.08%[9]	2.23%	2.02%	2.12%	2.09%	2.48%[9]

Total expenses excluding recoupment of past waived fees	2.08%[9]	2.21%	2.02%	2.12%	2.09%	2.48%[9]

Total expenses after fees waived, reimbursed and paid indirectly	2.08%[9]	2.05%	2.01%	2.04%	2.04%	2.04%[9]

Net investment income (loss)	(1.19)%[9]	(0.95)%	0.08%	(0.83)%	(0.86)%	(0.70)%[9]

Supplemental Data
Net assets, end of period (000)	$123,837	$113,347	$153,512	$207,194	$136,120	$48,288

Portfolio turnover	23%	22%	38%	31%	41%	12%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.07%.

8	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.08%.

9	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	31

Financial Highlights (continued)	BlackRock Aurora Portfolio

	Institutional
	Six Months Ended March 31, 2010	Year Ended September 30,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$16.04	$19.49	$30.87	$37.15	$43.43	$40.71

Net investment income (loss)[1]	0.02	0.06	(0.02)	0.10	0.08	(0.04)
Net realized and unrealized gain (loss)[2]	2.14	(3.51)	(5.34)	4.82	1.13	6.60

Net increase (decrease) from investment operations	2.16	(3.45)	(5.36)	4.92	1.21	6.56

Dividends and distributions from:
Net investment income	(0.23)	—	—	—	—	—
Tax return of capital	—	—	(0.21)	—	—	—
Net realized gain	—	—	(5.81)	(11.20)	(7.49)	(3.84)

Total dividends and distributions	(0.23)	—	(6.02)	(11.20)	(7.49)	(3.84)

Net asset value, end of period	$17.97	$16.04	$19.49	$30.87	$37.15	$43.43

Total Investment Return[3,4]
Based on net asset value	13.68%[5]	(17.70)%[6]	(21.60)%[7]	14.86%	3.40%	16.62%

Ratios to Average Net Assets
Total expenses	1.26%[8]	1.28%	1.28%	1.11%	1.07%	1.14%

Total expenses excluding recoupment of past waived fees	1.26%[8]	1.25%	1.28%	1.11%	1.07%	1.14%

Total expenses after fees waived, reimbursed and paid indirectly	1.08%[8]	1.05%	1.05%	1.01%	1.06%	1.14%

Net investment income (loss)	0.31%[8]	0.46%	(0.08)%	0.32%	0.22%	(0.09)%

Supplemental Data
Net assets, end of period (000)	$30,425	$47,964	$81,400	$169,479	$153,103	$165,837

Portfolio turnover	76%	289%	147%	134%	142%	73%

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Aurora Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2010 (Unaudited)						Six Months Ended March 31, 2010 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$14.65	$17.86	$28.75	$35.39	$41.88	$39.49	$11.60	$14.26	$24.06	$31.48	$38.32	$36.67

Net investment income (loss)[1]	(0.01)	0.01	(0.10)	0.01	(0.05)	(0.16)	(0.05)	(0.07)	(0.21)	(0.19)	(0.29)	(0.40)
Net realized and unrealized gain (loss)[2]	1.96	(3.22)	(4.91)	4.55	1.05	6.39	1.55	(2.59)	(3.92)	3.97	0.94	5.89

Net increase (decrease) from investment operations	1.95	(3.21)	(5.01)	4.56	1.00	6.23	1.50	(2.66)	(4.13)	3.78	0.65	5.49

Dividends and distributions from:
Net investment income	(0.18)	—	—	—	—	—	(0.03)	—	—	—	—	—
Tax return of capital	—	—	(0.21)	—	—	—	—	—	(0.21)	—	—	—
Net realized gain	—	—	(5.67)	(11.20)	(7.49)	(3.84)	—	—	(5.46)	(11.20)	(7.49)	(3.84)

Total dividends and distributions	(0.18)	—	(5.88)	(11.20)	(7.49)	(3.84)	(0.03)	—	(5.67)	(11.20)	(7.49)	(3.84)

Net asset value, end of period	$16.42	$14.65	$17.86	$28.75	$35.39	$41.88	$13.07	$11.60	$14.26	$24.06	$31.48	$38.32

Total Investment Return[3,4]
Based on net asset value	13.45%[5]	(17.97)%[9]	(21.92)%[7]	14.48%	2.95%	16.28%	13.00%[5]	(18.65)%[10]	(22.47)%[7]	13.56%	2.18%	15.44%

Ratios to Average Net Assets
Total expenses	1.58%[8]	1.60%	1.45%	1.40%	1.56%	1.47%	2.55%[8]	2.56%	2.32%	2.24%	2.23%	2.15%

Total expenses excluding recoupment of past waived fees	1.58%[8]	1.58%	1.45%	1.40%	1.56%	1.47%	2.55%[8]	2.53%	2.32%	2.24%	2.23%	2.15%

Total expenses after fees waived, reimbursed and paid indirectly	1.48%[8]	1.45%	1.42%	1.39%	1.44%	1.40%	2.26%[8]	2.20%	2.18%	2.16%	2.19%	2.14%

Net investment income (loss)	(0.10)%[8]	0.06%	(0.44)%	0.03%	(0.15)%	(0.36)%	(0.85)%[8]	(0.66)%	(1.21)%	(0.75)%	(0.90)%	(1.10)%

Supplemental Data
Net assets, end of period (000)	$331,173	$319,656	$481,193	$871,699	$1,189,440	$1,690,497	$32,973	$44,974	$119,213	$250,672	$329,207	$436,642

Portfolio turnover	76%	289%	147%	134%	142%	73%	76%	289%	147%	134%	142%	73%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (17.96)%.

7	Payment from affiliate of $139,965 received by the Fund is reflected in total return calculations. There was no impact to the return.

8	Annualized.

9	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (18.25)%.

10	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (19.00)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	33

Financial Highlights (continued)	BlackRock Aurora Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007
		2009	2008	2007	2006	2005		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$11.59	$14.25	$24.07	$31.47	$38.32	$36.67	$14.50	$17.72	$28.70	$35.21

Net investment loss[2]	(0.05)	(0.07)	(0.21)	(0.18)	(0.29)	(0.42)	(0.02)	(0.01)	(0.13)	(0.16)
Net realized and unrealized gain (loss)[3]	1.55	(2.59)	(3.93)	3.98	0.93	5.91	1.93	(3.21)	(4.83)	4.85

Net increase (decrease) from investment operations	1.50	(2.66)	(4.14)	3.80	0.64	5.49	1.91	(3.22)	(4.96)	4.69

Dividends and distributions from:
Net investment income	(0.09)	—	—	—	—	—	(0.15)	—	—	—
Tax return of capital	—	—	(0.21)	—	—	—	—	—	(0.21)	—
Net realized gain	—	—	(5.47)	(11.20)	(7.49)	(3.84)	—	—	(5.81)	(11.20)

Total dividends and distributions	(0.09)	—	(5.68)	(11.20)	(7.49)	(3.84)	(0.15)	—	(6.02)	(11.20)

Net asset value, end of period	$13.00	$11.59	$14.25	$24.07	$31.47	$38.32	$16.26	$14.50	$17.72	$28.70

Total Investment Return[4,5]
Based on net asset value	13.08%[6]	(18.67)%[7]	(22.50)%[8]	13.64%	2.16%	15.45%	13.30%[6]	(18.17)%[9]	(21.90)%[8]	14.87%[6]

Ratios to Average Net Assets
Total expenses	2.37%[10]	2.40%	2.23%	2.17%	2.22%	2.15%	1.85%[10]	1.86%	1.71%	1.50%[10]

Total expenses excluding recoupment of past waived fees	2.37%[10]	2.38%	2.23%	2.17%	2.22%	2.15%	1.85%[10]	1.86%	1.71%	1.50%[10]

Total expenses after fees waived, reimbursed and paid indirectly	2.26%[10]	2.20%	2.17%	2.13%	2.19%	2.14%	1.65%[10]	1.62%	1.58%	1.50%[10]

Net investment loss	(0.88)%[10]	(0.69)%	(1.20)%	(0.72)%	(0.90)%	(1.10)%	(0.25)%[10]	(0.11)%	(0.60)%	(0.57)%[10]

Supplemental Data
Net assets, end of period (000)	$63,742	$64,812	$107,555	$209,820	$283,562	$405,952	$860	$1,038	$1,356	$1,141

Portfolio turnover	76%	289%	147%	134%	142%	73%	76%	289%	147%	134%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Includes redemption fees, which are less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (19.02)%.

8	Payment from affiliate of $139,965 received by the Fund is reflected in total return calculations. There was no impact to the return.

9	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (18.45)%.

10	Annualized.

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Capital Appreciation Portfolio

	Institutional
	Six Months Ended March 31, 2010	Year Ended September 30,				Period November 1, 2004 to September 30, 2005	Year Ended October 31,
	(Unaudited)	2009	2008	2007	2006		2004
Per Share Operating Performance
Net asset value, beginning of period	$15.07	$15.25	$18.21	$14.91	$14.19	$12.78	$12.17

Net investment income (loss)	0.03 [1]	0.07 [1]	0.07 [1]	0.06 [1]	0.00 [1,2]	0.05 [1]	(0.04)
Net realized and unrealized gain (loss)	1.60	(0.25)[3]	(3.03)[3]	3.24	0.72 [3]	1.36 [3]	0.65

Net increase (decrease) from investment operations	1.63	(0.18)	(2.96)	3.30	0.72	1.41	0.61

Dividends from net investment income	(0.07)	—	—	—	—	—	—

Net asset value, end of period	$16.63	$15.07	$15.25	$18.21	$14.91	$14.19	$12.78

Total Investment Return[4]
Based on net asset value	10.85%[5]	(1.18)%[6,7]	(16.26)%[7]	22.13%	5.07%[7]	11.03%[5,7,8]	5.01%

Ratios to Average Net Assets
Total expenses	0.87%[9]	0.92%	0.85%	0.88%	1.00%	1.15%[9]	1.14%

Total expenses after fees waived, reimbursed and paid indirectly	0.72%[9]	0.71%	0.70%	0.75%	0.95%	1.05%[9]	1.14%

Net investment income (loss)	0.33%[9]	0.59%	0.42%	0.38%	0.00%[10]	0.43%[9]	(0.31)%

Supplemental Data
Net assets, end of period (000)	$279,331	$192,614	$77,323	$71,072	$48,146	$52,154	$52,399

Portfolio turnover	38%	87%	80%	97%	87%	70%	91%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Includes redemption fees, which are less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Aggregate total investment return.

6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (1.31)%.

7	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

8	The total return includes an increase of 0.08% related to payments made by the previous investment advisor prior to January 31, 2005.

9	Annualized.

10	Less than 0.01%

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	35

Financial Highlights (continued)	BlackRock Capital Appreciation Portfolio

	Investor A
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,				Period November 1, 2004 to September 30, 2005	Year Ended October 31, 2004
		2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$14.39	$14.59	$17.56	$14.46	$13.82	$12.47	$11.91

Net investment income (loss)	(0.01)[1]	0.01 [1]	(0.02)[1]	(0.02)[1]	(0.06)[1]	0.02 [1]	(0.08)
Net realized and unrealized gain (loss)	1.53	(0.21)[2]	(2.95)[2]	3.12	0.70 [2]	1.33 [2]	0.64

Net increase (decrease) from investment operations	1.52	(0.20)	(2.97)	3.10	0.64	1.35	0.56

Dividends from net investment income	(0.00)[3]	—	—	—	—	—	—

Net asset value, end of period	$15.91	$14.39	$14.59	$17.56	$14.46	$13.82	$12.47

Total Investment Return[4]
Based on net asset value	10.59%[5]	(1.37)%[6,7]	(16.91)%[7]	21.44%	4.63%[7]	10.83%[5,7,8]	4.70%

Ratios to Average Net Assets
Total expenses	1.24%[9]	1.35%	1.33%	1.35%	1.53%	1.48%[9]	1.44%

Total expenses excluding recoupment of past waived fees	1.24%[9]	1.35%	1.33%	1.35%	1.53%	1.48%[9]	1.44%

Total expenses after fees waived, reimbursed and paid indirectly	1.16%[9]	1.23%	1.23%	1.28%	1.35%	1.31%[9]	1.44%

Net investment income (loss)	(0.11)%[9]	0.07%	(0.10)%	(0.16)%	(0.40)%	0.21%[9]	(0.62)%

Supplemental Data
Net assets, end of period (000)	$191,367	$169,865	$125,521	$131,712	$112,737	$120,371	$99,435

Portfolio turnover	38%	87%	80%	97%	87%	70%	91%

	Investor B
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,				Period November 1, 2004 to September 30, 2005	Year Ended October 31, 2004
		2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.17	$13.51	$16.34	$13.56	$13.06	$11.86	$11.41

Net investment loss	(0.07)[1]	(0.08)[1]	(0.14)[1]	(0.14)[1]	(0.16)[1]	(0.06)[1]	(0.15)
Net realized and unrealized gain (loss)	1.40	(0.26)[2]	(2.69)[2]	2.92	0.66 [2]	1.26 [2]	0.60

Net increase (decrease) from investment operations	1.33	(0.34)	(2.83)	2.78	0.50	1.20	0.45

Net asset value, end of period	$14.50	$13.17	$13.51	$16.34	$13.56	$13.06	$11.86

Total Investment Return[4]
Based on net asset value	10.10%[5]	(2.52)%[7,10]	(17.32)%[7]	20.50%	3.83%[7]	10.12%[5,7,11]	3.94%

Ratios to Average Net Assets
Total expenses	2.22%[9]	2.36%	2.11%	2.20%	2.20%	2.15%[9]	2.14%

Total expenses excluding recoupment of past waived fees	2.22%[9]	2.27%	2.11%	2.20%	2.20%	2.15%[9]	2.14%

Total expenses after fees waived, reimbursed and paid indirectly	2.13%[9]	2.11%	2.00%	2.07%	2.10%	2.05%[9]	2.14%

Net investment loss	(1.08)%[9]	(0.77)%	(0.87)%	(0.95)%	(1.16)%	(0.53)%[9]	(1.31)%

Supplemental Data
Net assets, end of period (000)	$8,804	$10,279	$19,663	$48,260	$71,078	$85,465	$97,938

Portfolio turnover	38%	87%	80%	97%	87%	70%	91%

See Notes to Financial Statements.

36	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Capital Appreciation Portfolio

	Investor C
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,				Period November 1, 2004 to September 30, 2005	Year Ended October 31, 2004
		2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.25	$13.56	$16.38	$13.57	$13.06	$11.86	$11.41

Net investment loss	(0.06)[1]	(0.07)[1]	(0.11)[1]	(0.12)[1]	(0.15)[1]	(0.06)[1]	(0.15)
Net realized and unrealized gain (loss)	1.41	(0.24)[2]	(2.71)[2]	2.93	0.66 [2]	1.26 [2]	0.60

Net increase (decrease) from investment operations	1.35	(0.31)	(2.82)	2.81	0.51	1.20	0.45

Net asset value, end of period	$14.60	$13.25	$13.56	$16.38	$13.57	$13.06	$11.86

Total Investment Return[4]
Based on net asset value	10.19%[5]	(2.29)%[7,12]	(17.22)%[7]	20.71%	3.91%[7]	10.12%[5,7,11]	3.94%

Ratios to Average Net Assets
Total expenses	1.98%[9]	2.04%	1.96%	1.99%	2.10%	2.15%[9]	2.14%

Total expenses after waivers, reimbursement and paid indirectly	1.89%[9]	1.92%	1.85%	1.92%	2.04%	2.05%[9]	2.14%

Net investment loss	(0.85)%[9]	(0.61)%	(0.73)%	(0.80)%	(1.10)%	(0.51)%[9]	(1.30)%

Supplemental Data
Net assets, end of period (000)	$29,522	$22,986	$12,361	$15,160	$17,079	$20,570	$23,854

Portfolio turnover	38%	87%	80%	97%	87%	70%	91%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Aggregate total investment return.

6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (1.51)%.

7	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

8	The total return includes an increase of 0.08% related to payments made by the previous investment advisor prior to January 31, 2005.

9	Annualized.

10	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (2.67)%.

11	The total return includes an increase of 0.09% related to payments made by the previous investment advisor prior to January 31, 2005.

12	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (2.43)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	37

Financial Highlights (continued)	BlackRock Energy & Resources Portfolio

	Institutional
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005
		2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$32.61	$51.31	$63.42	$68.57	$79.62	$58.80	$41.25

Net investment income (loss)	(0.06)[1]	(0.07)[1]	(0.13)[1]	(0.02)[1]	0.57 [1]	0.15 [1]	(0.08)
Net realized and unrealized gain (loss)	4.53	(9.60)	(2.78)	14.26	(2.50)	20.67	19.52

Net increase (decrease) from investment operations	4.47	(9.67)	(2.91)	14.24	(1.93)	20.82	19.44

Dividends and distributions from:
Net investment income	—	—	(2.01)	(0.81)	(0.53)	—	(0.34)
Net realized gain	—	(9.04)	(7.22)	(18.58)	(8.60)	—	(1.55)

Total dividends and distributions	—	(9.04)	(9.23)	(19.39)	(9.13)	—	(1.89)

Redemption fees added to paid-in capital	0.00 [2]	0.01	0.03	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$37.08	$32.61	$51.31	$63.42	$68.57	$79.62	$58.80

Total Investment Return[3]
Based on net asset value	13.71%[4,5]	(7.64)%[6,7]	(6.77)%[8]	23.55%[4]	(2.89)%[7]	35.41%[4,5]	47.95%[5]

Ratios to Average Net Assets
Total expenses	0.94%[9]	1.00%	0.92%	1.07%	1.02%	1.18%[9]	1.02%[9]

Total expenses excluding recoupment of past waived fees	0.93%[9]	0.98%	0.92%	1.07%	1.02%	1.18%[9]	1.02%[9]

Total expenses after fees waived, reimbursed and paid indirectly	0.93%[9]	0.99%	0.92%	1.03%	0.98%	1.04%[9]	1.01%[9]

Net investment income (loss)	(0.35)%[9]	(0.25)%	(0.18)%	(0.03)%	0.76%	0.42%[9]	(0.16)%[9]

Supplemental Data
Net assets, end of period (000)	$210,866	$134,187	$82,147	$37,498	$35,010	$40,906	$29,188

Portfolio turnover	11%	25%	32%	15%	27%	9%	22%

See Notes to Financial Statements.

38	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Energy & Resources Portfolio

	Investor A
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005
		2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$28.67	$47.29	$59.02	$64.90	$76.01	$56.23	$39.58

Net investment income (loss)	(0.12)[1]	(0.13)[1]	(0.32)[1]	(0.16)[1]	0.32 [1]	0.03 [1]	(0.15)
Net realized and unrealized gain (loss)	3.99	(9.46)	(2.29)	13.41	(2.36)	19.75	18.69

Net increase (decrease) from investment operations	3.87	(9.59)	(2.61)	13.25	(2.04)	19.78	18.54

Dividends and distributions from:
Net investment income	—	—	(1.92)	(0.55)	(0.48)	—	(0.34)
Net realized gain	—	(9.04)	(7.22)	(18.58)	(8.60)	—	(1.55)

Total dividends and distributions	—	(9.04)	(9.14)	(19.13)	(9.08)	—	(1.89)

Redemption fees added to paid-in capital	0.00 [2]	0.01	0.02	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$32.54	$28.67	$47.29	$59.02	$64.90	$76.01	$56.23

Total Investment Return[3]
Based on net asset value	13.50%[4,5]	(8.20)%[8,10]	(6.78)%[7]	23.25%[4]	(3.20)%[7]	35.18%[4,5]	47.69%[5]

Ratios to Average Net Assets
Total expenses	1.34%[9]	1.40%	1.25%	1.30%	1.41%	1.52%[9]	1.38%[9]

Total expenses excluding recoupment of past waived fees	1.29%[9]	1.38%	1.25%	1.30%	1.41%	1.52%[9]	1.38%[9]

Total expenses after fees waived, reimbursed and paid indirectly	1.34%[9]	1.31%	1.25%	1.29%	1.30%	1.34%[9]	1.36%[9]

Net investment income (loss)	(0.76)%[9]	(0.55)%	(0.49)%	(0.28)%	0.44%	0.10%[9]	(0.52)%[9]

Supplemental Data
Net assets, end of period (000)	$743,755	$636,437	$689,646	$685,590	$683,417	$877,120	$676,234

Portfolio turnover	11%	25%	32%	15%	27%	9%	22%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (7.66)%.

7	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.

8	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

9	Annualized.

10	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.23)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	39

Financial Highlights (continued)	BlackRock Energy & Resources Portfolio

	Investor B
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005
		2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$21.56	$39.68	$50.87	$58.19	$69.43	$51.58	$36.52

Net investment loss	(0.18)[1]	(0.22)[1]	(0.67)[1]	(0.50)[1]	(0.18)[1]	(0.19)[1]	(0.32)
Net realized and unrealized gain (loss)	2.99	(8.87)	(1.81)	11.82	(2.09)	18.04	17.18

Net increase (decrease) from investment operations	2.81	(9.09)	(2.48)	11.32	(2.27)	17.85	16.86

Dividends and distributions from:
Net investment income	—	—	(1.51)	(0.06)	(0.38)	—	(0.25)
Net realized gain	—	(9.04)	(7.22)	(18.58)	(8.60)	—	(1.55)
Total dividends and distributions	—	(9.04)	(8.73)	(18.64)	(8.98)	—	(1.80)

Redemption fees added to paid-in capital	0.00 [2]	0.01	0.02	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$24.37	$21.56	$39.68	$50.87	$58.19	$69.43	$51.58

Total Investment Return[3]
Based on net asset value	13.03%[4,5]	(8.74)%[6,7]	(7.63)%[8]	22.35%[4]	(3.91)%[8]	34.60%[4,5]	47.09%[5]

Ratios to Average Net Assets
Total expenses	2.11%[9]	2.25%	2.01%	2.08%	2.09%	2.18%[9]	2.02%[9]

Total expenses excluding recoupment of past waived fees	2.11%[9]	2.23%	2.01%	2.08%	2.09%	2.18%[9]	2.02%[9]

Total expenses after fees waived, reimbursed and paid indirectly	2.09%[9]	2.05%	2.00%	2.03%	2.02%	2.04%[9]	2.01%[9]

Net investment loss	(1.51)%[9]	(1.28)%	(1.24)%	(1.01)%	(0.27)%	(0.60)%[9]	(1.17)%[9]

Supplemental Data
Net assets, end of period (000)	$32,914	$34,218	$57,174	$80,178	$87,636	$117,845	$94,506

Portfolio turnover	11%	25%	32%	15%	27%	9%	22%

See Notes to Financial Statements.

40	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (concluded)	BlackRock Energy & Resources Portfolio

	Investor C
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period July 1, 2004 to February 28, 2005
		2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$21.51	$39.61	$50.84	$58.13	$69.37	$51.53	$36.48

Net investment loss	(0.17)[1]	(0.22)[1]	(0.66)[1]	(0.50)[1]	(0.17)[1]	(0.19)[1]	(0.30)
Net realized and unrealized gain (loss)	2.98	(8.85)	(1.79)	11.83	(2.10)	18.03	17.14

Net increase (decrease) from investment operations	2.81	(9.07)	(2.45)	11.33	(2.27)	17.84	16.84

Dividends and distributions from:
Net investment income	—	—	(1.58)	(0.04)	(0.38)	—	(0.24)
Net realized gain	—	(9.04)	(7.22)	(18.58)	(8.60)	—	(1.55)

Total dividends and distributions	—	(9.04)	(8.80)	(18.62)	(8.98)	—	(1.79)

Redemption fees added to paid-in capital	0.00 [2]	0.01	0.02	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$24.32	$21.51	$39.61	$50.84	$58.13	$69.37	$51.53

Total Investment Return[3]
Based on net asset value	13.06%[4,5]	(8.68)%[7,10]	(7.57)%[8]	22.36%[4]	(3.92)%[11]	34.62%[4,5]	47.01%[5]

Ratios to Average Net Assets
Total expenses	2.04%[9]	2.16%	1.96%	2.02%	2.05%	2.17%[9]	2.02%[9]

Total expenses excluding recoupment of past waived fees	2.03%[9]	2.16%	1.96%	2.02%	2.05%	2.17%[9]	2.02%[9]

Total expenses after fees waived, reimbursed and paid indirectly	2.04%[9]	2.05%	1.96%	2.01%	2.01%	2.04%[9]	2.01%[9]

Net investment loss	(1.46)%[9]	(1.29)%	(1.21)%	(1.00)%	(0.26)%	(0.61)%[9]	(1.17)%[9]

Supplemental Data
Net assets, end of period (000)	$153,893	$129,556	$151,409	$144,300	$147,723	$201,265	$169,871

Portfolio turnover	11%	25%	32%	15%	27%	9%	22%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.77)%.

7	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

8	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.02%.

9	Annualized.

10	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.71)%.

11	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.01%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	41

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2010, the Trust had 25 series, of which BlackRock All-Cap Energy & Resources Portfolio (“All-Cap Energy & Resources”), BlackRock Aurora Portfolio (“Aurora”), BlackRock Capital Appreciation Portfolio (“Capital Appreciation”) and BlackRock Energy & Resources Portfolio (“Energy & Resources”) (collectively the “Funds”) are included in these financial statements. Each of the Funds, except All-Cap Energy & Resources and Energy & Resources is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available for purchase through exchanges, dividend reinvestment or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

Fund Reorganizations:

On February 9, 2010, the Board of Trustees (the “Board”) of the Trust approved approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby BlackRock Fundamental Growth Fund, Inc. will acquire substantially all of the assets and assume certain stated liabilities of Capital Appreciation in exchange for newly issued shares of BlackRock Fundamental Growth Fund, Inc.

On February 23, 2010, the Board approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby BlackRock Mid-Cap Value Equity Portfolio of the Trust will acquire substantially all of the assets and assume certain stated liabilities of Aurora in exchange for newly issued shares of BlackRock Mid-Cap Value Equity Portfolio.

The Board on behalf of Capital Appreciation and the shareholders of the PNC Equity Growth Fund, a series of the PNC Funds, Inc., approved a reorganization (the “Reorganization”), which was a tax-free event that took place on November 14, 2008.

Target Fund	Acquiring Fund
PNC Equity Growth Fund	Capital Appreciation

Under the agreement and plan of reorganization with respect to the Reorganization, PNC Equity Growth Fund Investor A Shares, Investor C Shares and Institutional Shares were exchanged for Capital Appreciation Investor A Shares and Institutional Shares. The conversion ratio for each share class was as follows:

PNC Equity Growth Fund/Capital Appreciation
Investor A/Investor A	0.43269926
Investor C/Investor A	0.41215351
Institutional/Institutional	0.42252433

The net assets before and after the Reorganization and shares issued and redeemed in the Reorganization were as follows:

BlackRock Fund	Net Assets Combined After Reorganization as of November 14, 2008	Net Assets Prior to Reorganization as of November 14, 2008	Shares Issued	PNC Equity Growth Fund Shares Redeemed
Capital Appreciation	$192,543,523	$182,664,682	868,487	2,054,276

The net assets acquired were the following components:

PNC Fund	Paid In Capital	Accumulated Net Realized Loss	Net Unrealized Depreciation	Net Assets
PNC Equity Growth Fund	$38,049,826	$(22,837,903)	$(5,333,082)	$9,878,841

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ policy is to fair value their financial instruments at market value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for

42	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Funds’ Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Funds may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Each business day, the Funds use a pricing service selected under the supervision of the Board to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the US dollar rises in value against foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gains/(loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/ deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost

BLACKROCK FUNDS	MARCH 31, 2010	43

Notes to Financial Statements (continued)

of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions, if any, paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended September 30, 2009. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Funds’ financial statements and disclosures is currently being assessed.

Bank Overdraft: As of March 31, 2010, Capital Appreciation recorded a bank overdraft resulting from the estimation of available cash. The overdraft balance results in fees charged by the custodian which are included in custodian on the Statements of Operations.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or its classes. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying currency or if the counterparty does not perform under the contract. The Funds may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Foreign Currency Exchange Contracts: Certain Funds may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currency backing some of the investments held by a Fund. The contract

44	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of March 31, 2010*
Asset Derivatives
	Statements of Assets and Liabilities Location	Energy & Resources
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$1,289

Liability Derivatives
	Statements of Assets and Liabilities Location	Energy & Resources
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$2,311

The Effect of Derivative Instruments on the Statements of Operations Six Months Ended March 31, 2010
Net Realized Loss from
	All-Cap Energy & Resources	Energy & Resources
Foreign currency transactions	$(401,999)	$(107,644)

Net Change in Unrealized Appreciation/Depreciation on
Energy & Resources
Foreign currency transactions	$(1,424)

For the six months ended March 31, 2010, the average activity of derivative financial instruments was as follows:

	All-Cap Energy & Resources	Energy & Resources
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	1	1
Average number of contracts - US dollars sold	1	1
Average US dollar amount purchased	$270,253	$419,903
Average US dollar amount sold	$314,767	$339,001

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets:

Average Daily Net Assets	All-Cap Energy & Resources	Aurora	Capital Appreciation	Energy & Resources
First $1 Billion	0.750%	0.850%	0.650%	0.750%
$1 Billion—$2 Billion	0.700	0.800	0.600	0.700
$2 Billion—$3 Billion	0.675	0.750	0.575	0.675
Greater Than $3 Billion	0.650	0.700	0.550	0.650

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until February 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees. The expense limitations as a percentage of net assets were as follows:

Share Classes	All-Cap Energy & Resources	Aurora	Capital Appreciation	Energy & Resources
BlackRock	0.92%[1]	N/A	N/A	N/A
Institutional	0.96%	1.08%	0.72%	1.07%
Service	1.38%	1.48%[1]	1.39%[1]	1.38%[1]
Investor A	1.38%	1.48%	1.39%	1.38%
Investor B	2.10%	2.26%	2.16%	2.10%
Investor C	2.10%	2.26%	2.16%	2.10%
Class R	1.83%[1]	1.65%	2.00%[1]	1.94%[1]

1	There were no shares outstanding as of March 31, 2010.

These amounts are included in fees waived by advisor, fees waived by administrator — class specific and transfer agent fees reimbursed, respectively, in the Statements of Operations. For the six months ended March 31, 2010, the amounts included in fees waived by advisor were as follows:

Capital Appreciation	$183,930

BLACKROCK FUNDS	MARCH 31, 2010	45

Notes to Financial Statements (continued)

The Manager has voluntarily agreed to waive its advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees through its investment in other affiliated investment companies. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended March 31, 2010, the amounts waived were as follows:

All-Cap Energy & Resources	$8,624
Aurora	$1,792
Capital Appreciation	$3,183
Energy & Resources	$9,064

If during a Fund’s fiscal year the operating expenses of a share class that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is a part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2010, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees

Share Classes	All-Cap Energy & Resources	Capital Appreciation	Energy & Resources
Institutional	$11,310	—	$7,938
Service	1,264	—	—
Investor A	10,401	$1,017	198,445
Investor B	—	56	—
Investor C	—	—	11,483

Total	$22,975	$1,073	$217,866

On March 31, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2010	2011	2012
All-Cap Energy & Resources	$54,224	$546,026	$12,499
Aurora	$842,238	$939,370	$280,818
Capital Appreciation	$314,604	$406,138	$264,928
Energy & Resources	$9,211	$362,133	$2,242

The Trust, on behalf of the Funds, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended March 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

All-Cap Energy & Resources	$27,704
Aurora	$3,029
Capital Appreciation	$8,485
Energy & Resources	$63,170

For the six months ended March 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
All-Cap Energy & Resources	$21,610	$46,571	$7,528
Aurora	$137	$16,055	$1,016
Capital Appreciation	$2,575	$5,638	$2,302
Energy & Resources	$34	$17,991	$15,357

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Fund. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer and dividend disbursing agent. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder

46	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended March 31, 2010, the Funds paid the following in return for these services which is included in transfer agent — class specific in the Statements of Operations:

All-Cap Energy & Resources	$291
Aurora	$3,744
Capital Appreciation	$53,957
Energy & Resources	$420

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

Call Center	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
All-Cap Energy & Resources	$1,859	$121	$11,980	$2,774	$5,696	—	$22,430
Aurora	$564	—	$25,830	$814	$5,173	$18	$32,399
Capital Appreciation	$1,068	—	$10,781	$171	$675	—	$12,695
Energy & Resources	$1,104	—	$23,201	$2,467	$5,351	—	$32,123

PNCGIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Funds have received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown on the Statements of Assets and Liabilities as securities loaned and collateral at value — securities loaned, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending — affiliated in the Statements of Operations. For the six months ended March 31, 2010, BIM received $79,062 in securities lending agent fees related to securities lending activities for the Funds.

For the six months ended March 31, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

Administration Fees	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
All-Cap Energy & Resources	$45,535	$465	$24,700	$3,909	$15,113	—	$89,722
Aurora	$5,551	—	$38,994	$4,839	$7,755	$110	$57,249
Capital Appreciation	$29,073	—	$22,285	$1,198	$3,202	—	$55,758
Energy & Resources	$21,920	—	$78,166	$4,293	$17,951	—	$122,330

Administration Fees Waived		Share Classes
		Institutional	Investor A	Investor B	Investor C	Class R	Total
All-Cap Energy & Resources		—	—	$3,909	$39	—	$3,948
Aurora		$5,551	$32,953	$4,839	$7,755	$110	$51,208
Capital Appreciation		$29,073	—	$82	—	—	$29,155
Energy & Resources		—	—	$1,906	—	—	$1,906

BLACKROCK FUNDS	MARCH 31, 2010	47

Notes to Financial Statements (continued)

Service and Distribution Fees		Share Classes
		Service	Investor A	Investor B	Investor C	Class R	Total
All-Cap Energy & Resources		$4,647	$245,623	$155,546	$601,715	—	$1,007,531
Aurora		—	$389,071	$189,774	$305,768	$2,188	$886,801
Capital Appreciation		—	$222,196	$47,168	$127,783	—	$397,147
Energy & Resources		—	$885,740	$170,671	$716,204	—	$1,772,615

Transfer Agent Fees	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
All-Cap Energy & Resources	$50,633	$2,349	$183,224	$44,905	$111,556	—	$392,667
Aurora	$52,560	—	$478,984	$106,094	$111,179	$1,455	$750,272
Capital Appreciation	$76,824	—	$164,309	$20,267	$22,163	—	$283,563
Energy & Resources	$37,497	—	$549,039	$39,135	$104,008	—	$729,679

Transfer Agent Fees Waived		Share Classes
		Institutional	Investor A	Investor B	Investor C	Class R	Total
All-Cap Energy & Resources		—	—	$2,774	—	—	$2,774
Aurora		$564	$22,813	$814	$4,965	$18	$29,174
Capital Appreciation		$1,068	—	—	—	—	$1,068
Energy & Resources		—	—	$331	—	—	$331

Transfer Agent Fees Reimbursed		Share Classes
		Institutional	Investor A	Investor B	Investor C	Class R	Total
All-Cap Energy & Resources		—	—	$5,778	—	—	$5,778
Aurora		$33,037	$95,831	$50,545	$20,265	$758	$200,436
Capital Appreciation		$50,774	—	—	—	—	$50,774
Energy & Resources		—	—	$5	—	—	$5

The Funds may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2010, were as follows:

	Purchases	Sales
All-Cap Energy & Resources	$197,160,162	$154,282,922
Aurora	$338,128,186	$418,967,321
Capital Appreciation	$218,285,206	$164,015,631
Energy & Resources	$197,039,585	$107,384,876

5. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the six months ended March 31, 2010.

48	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

6. Capital Loss Carryforward:

As of September 30, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires September 30,	All-Cap Energy & Resources	Aurora	Capital Appreciation	Energy & Resources
2010	—	—	$32,425,507	—
2011	—	—	18,377,786	—
2017	$43,202,338	$192,963,017	10,784,067	$21,722,097

Total	$43,202,338	$192,963,017	$61,587,360	$21,722,097

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

All-Cap Energy & Resources and Energy & Resources invest a significant portion of their assets in securities in the energy sector. Changes in economic conditions affecting the energy sector would have a greater impact on All-Cap Energy & Resources and Energy & Resources and could affect the value, income and/or liquidity of positions in such securities.

Aurora invests a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on Aurora and could affect the value, income and/or liquidity of positions in such securities.

Capital Appreciation invests a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on Capital Appreciation and could affect the value, income and/or liquidity of positions in such securities.

As of March 31, 2010, the Funds listed below had the following geographic allocations:

Geographic Allocations	All-Cap Energy & Resources	Energy & Resources
United States	68%	72%
Canada	16	19
Brazil	4	1
Netherlands	3	—
Australia	2	2
Norway	2	—
China	2	—
Switzerland	1	2
France	1	—
United Kingdom	1	3
Bermuda	—	1

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
All-Cap Energy & Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,489,527	$61,291,480	6,816,039	$66,330,383
Shares issued in reinvestment of dividends and distributions	200,404	2,539,121	5,705,653	45,759,161

Total issued	4,689,931	63,830,601	12,521,692	112,089,544
Shares redeemed	(3,846,516)	(50,666,092)	(17,695,712)	(168,499,591)

Net increase (decrease)	843,415	$13,164,509	(5,174,020)	$(56,410,047)

BLACKROCK FUNDS	MARCH 31, 2010	49

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
All-Cap Energy & Resources (concluded)	Shares	Amount	Shares	Amount

Service
Shares sold	75,560	$1,006,184	126,381	$1,357,643
Shares issued in reinvestment of dividends and distributions	1,331	16,588	36,296	286,741

Total issued	76,891	1,022,772	162,677	1,644,384
Shares redeemed	(52,309)	(676,488)	(184,665)	(1,761,798)

Net increase (decrease)	24,582	$346,284	(21,988)	$(117,414)

Investor A
Shares sold and automatic conversion of shares	2,465,734	$32,527,150	6,058,645	$59,640,495
Shares issued in reinvestment of dividends and distributions	68,064	848,743	2,485,169	19,632,659

Total issued	2,533,798	33,375,893	8,543,814	79,273,154
Shares redeemed	(1,942,999)	(25,503,508)	(10,673,413)	(103,741,777)

Net increase (decrease)	590,799	$7,872,385	(2,129,599)	$(24,468,623)

Investor B
Shares sold	33,335	$429,799	393,955	$3,681,132
Shares issued in reinvestment of dividends and distributions	—	—	474,990	3,652,624

Total issued	33,335	429,799	868,945	7,333,756
Shares redeemed and automatic conversion of shares	(323,297)	(4,122,135)	(965,605)	(9,019,109)

Net decrease	(289,962)	$(3,692,336)	(96,660)	$(1,685,353)

Investor C
Shares sold	951,084	$12,187,696	2,104,931	$20,094,619
Shares issued in reinvestment of dividends and distributions	—	—	1,666,587	12,815,816

Total issued	951,084	12,187,696	3,771,518	32,910,435
Shares redeemed	(1,007,746)	(12,785,885)	(3,991,620)	(37,309,926)

Net decrease	(56,662)	$(598,189)	(220,102)	$(4,399,491)

Aurora
Institutional
Shares sold	306,009	$5,051,790	1,494,330	$20,882,726
Shares issued in reinvestment of dividends	39,885	627,398	—	—

Total issued	345,894	5,679,188	1,494,330	20,882,726
Shares redeemed	(1,643,433)	(28,228,082)	(2,680,292)	(38,091,147)

Net decrease	(1,297,539)	$(22,548,894)	(1,185,962)	$(17,208,421)

Investor A
Shares sold and automatic conversion of shares	1,383,110	$21,008,577	4,283,420	$53,250,940
Shares issued in reinvestment of dividends	244,222	3,514,359	—	—

Total issued	1,627,332	24,522,936	4,283,420	53,250,940
Shares redeemed	(3,280,463)	(49,033,946)	(9,396,270)	(120,775,988)

Net decrease	(1,653,131)	$(24,511,010)	(5,112,850)	$(67,525,048)

50	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Aurora (concluded)	Shares	Amount	Shares	Amount

Investor B
Shares sold	6,181	$72,929	181,808	$1,891,388
Shares issued in reinvestment of dividends	9,576	110,027	—	—

Total issued	15,757	182,956	181,808	1,891,388
Shares redeemed and automatic conversion of shares	(1,370,972)	(16,588,041)	(4,666,051)	(46,312,237)

Net decrease	(1,355,215)	$(16,405,085)	(4,484,243)	$(44,420,849)

Investor C
Shares sold	66,926	$797,569	162,260	$1,653,368
Shares issued in reinvestment of dividends	40,668	464,434	—	—

Total issued	107,594	1,262,003	162,260	1,653,368
Shares redeemed	(793,823)	(9,417,202)	(2,118,460)	(21,560,019)

Net decrease	(686,229)	$(8,155,199)	(1,956,200)	$(19,906,651)

Class R
Shares sold	7,640	$111,990	21,464	$269,050
Shares issued in reinvestment of dividends	649	9,253	—	—

Total issued	8,289	121,243	21,464	269,050
Shares redeemed	(27,023)	(402,299)	(26,344)	(336,699)

Net decrease	(18,734)	$(281,056)	(4,880)	$(67,649)

Capital Appreciation
Institutional
Shares issued from the reorganization	—	—	846,171	$9,635,176
Shares sold	5,502,568	$86,588,991	9,875,635	129,243,301
Shares issued in reinvestment of dividends	37,867	591,491	—	—

Total issued	5,540,435	87,180,482	10,721,806	138,878,477
Shares redeemed	(1,521,172)	(24,005,306)	(3,012,912)	(38,201,163)

Net increase	4,019,263	$63,175,176	7,708,894	$100,677,314

Investor A
Shares issued from the reorganization	—	—	22,316	$243,665
Shares sold and automatic conversion of shares	1,851,324	$27,757,806	5,958,884	72,327,030
Shares issued in reinvestment of dividends	2,828	42,319	—	—

Total issued	1,854,152	27,800,125	5,981,200	72,570,695
Shares redeemed	(1,630,783)	(24,580,987)	(2,775,465)	(32,434,950)

Net increase	223,369	$3,219,138	3,205,735	$40,135,745

Investor B
Shares sold	20,948	$288,504	126,411	$1,324,035
Shares redeemed and automatic conversion of shares	(194,082)	(2,680,038)	(801,392)	(8,408,255)

Net decrease	(173,134)	$(2,391,534)	(674,981)	$(7,084,220)

BLACKROCK FUNDS	MARCH 31, 2010	51

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Capital Appreciation (concluded)	Shares	Amount	Shares	Amount

Investor C
Shares sold	512,443	$7,112,557	1,351,275	$14,481,411
Shares redeemed	(225,290)	(3,116,059)	(527,244)	(5,623,884)

Net increase	287,153	$3,996,498	824,031	$8,857,527

Energy & Resources
Institutional
Shares sold	2,215,473	$79,708,524	4,463,637	$109,578,802
Shares issued in reinvestment of dividends and distributions	—	—	380,846	7,594,159

Total issued	2,215,473	79,708,524	4,844,483	117,172,961
Shares redeemed	(643,423)	(22,957,385)	(2,330,268)	(66,100,545)

Net increase	1,572,050	$56,751,139	2,514,215	$51,072,416

Investor A
Shares sold and automatic conversion of shares	5,371,790	$170,980,247	13,818,064	$306,317,533
Shares issued in reinvestment of dividends and distributions	—	—	6,478,751	113,896,782

Total issued	5,371,790	170,980,247	20,296,815	420,214,315
Shares redeemed	(4,708,884)	(147,463,996)	(12,684,001)	(298,301,116)

Net increase	662,906	$23,516,251	7,612,814	$121,913,199

Investor B
Shares sold	23,721	$562,835	243,394	$4,023,536
Shares issued in reinvestment of dividends and distributions	—	—	785,430	10,446,300

Total issued	23,721	562,835	1,028,824	14,469,836
Shares redeemed and automatic conversion of shares	(260,429)	(6,144,568)	(882,642)	(15,559,229)

Net increase (decrease)	(236,708)	$(5,581,733)	146,182	$(1,089,393)

Investor C
Shares sold	1,038,601	$24,694,215	2,053,570	$36,134,223
Shares issued in reinvestment of dividends and distributions	—	—	2,181,238	28,923,437

Total issued	1,038,601	24,694,215	4,234,808	65,057,660
Shares redeemed	(734,367)	(17,114,462)	(2,033,838)	(38,022,838)

Net increase	304,234	$7,579,753	2,200,970	$27,034,822

There is a 2% redemption fee on shares of certain Funds that are redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Fund for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

52	BLACKROCK FUNDS	MARCH 31, 2010

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Dr. Matina Horner, Trustee

Herbert I. London, Trustee and Member of the Audit Committee

Cynthia A. Montgomery, Trustee Joseph P. Platt, Jr., Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Chairman of the Audit Committee and Trustee

Frederick W. Winter, Trustee and Member of the Audit Committee

Anne F. Ackerley, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jeffrey Holland, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Brian Schmidt, Vice President

Christopher Stavrakos, CFA, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FUNDS	MARCH 31, 2010	53

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

54	BLACKROCK FUNDS	MARCH 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	MARCH 31, 2010	55

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Multi-Sector Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio†	BlackRock Low Duration Bond Portfolio	BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

56	BLACKROCK FUNDS	MARCH 31, 2010

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY12-3/10-SAR

BlackRock FundsSM
SEMI-ANNUAL REPORT | MARCH 31, 2010 (UNAUDITED)

BlackRock Small Cap Core Equity Portfolio

BlackRock Small Cap Growth Equity Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK FUNDS	MARCH 31, 2010

Dear Shareholder

The past year has seen a remarkable turnaround from the conditions that plagued the global economy and financial markets in 2008 through early 2009. In our opinion, the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus. From that point, the global economy has moved into recovery mode and, we believe, is getting ready to start transitioning into an expansion.

Global equity markets bottomed in early 2009 and since that time have soared dramatically higher as investors were lured back into the markets by depressed valuations, desire for higher yields and increasing confidence that all-out financial disaster had been averted. There have been several corrections along the way and volatility levels have remained elevated — reflections of mixed economic data, lingering deflation issues (especially in Europe) and concerns over the future direction of interest rates. On balance, however, strong corporate earnings and a positive macro backdrop have helped keep the equity bull market intact. From a geographic perspective, US equities have generally outpaced their international counterparts in recent months, as the domestic economic recovery has been more pronounced.

Within fixed income markets, improving economic conditions, concerns over the US deficit and a lack of demand at recent Treasury auctions have recently conspired to push Treasury yields higher (and prices correspondingly lower). In this environment, Treasuries have dramatically underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds outperformed taxable sectors over the twelve-month period thanks to continued high demand levels, but have struggled in recent months against a weak fundamental backdrop marked by ongoing state and local budget problems. As in the taxable arena, high yield municipals have been outperforming the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of March 31, 2010	6-month	12-month
US equities (S&P 500 Index)	11.75%	49.77%
Small cap US equities (Russell 2000 Index)	13.07	62.76
International equities (MSCI Europe, Australasia, Far East Index)	3.06	54.44
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.17
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(2.62)	(6.30)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.99	7.69
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	0.28	9.69
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.97	55.64

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Global financial markets continue to show signs of improvement, but questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2010	BlackRock Small Cap Core Equity Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund generated solid results for the six-month period, but trailed the benchmark Russell 2000 Index.

What factors influenced performance?

•

Health care stocks rallied late in the reporting period as uncertainty surrounding health care reform diminished. Stock selection within the sector contributed to returns, with specialty pharmaceutical maker, Impax Laboratories, Inc., and managed care provider, Health Net, Inc., among the notable individual performers. Strong stock selection, particularly among chemicals producers and metals and mining companies, led to favorable results in the materials sector. Key contributors included Solutia, Inc., Cytec Industries, Inc. and RTI International Metals, Inc. Stock selection among food products makers and distributors added value in the consumer staples sector, while solid performance from the Fund’s energy equipment and service providers benefited relative results in energy.

•

Meanwhile, although the Fund’s commercial bank holdings outper-formed, overall stock selection in the financials sector detracted from results during the period. Primary areas of weakness included the capital markets and real estate investment trust (“REIT”) sub-sectors, where KBW, Inc., TradeStation Group, Inc. and mortgage REIT MFA Financial, Inc. stumbled. Disappointing stock selection also hampered returns in the information technology sector, with the most pronounced weakness among electronic equipment makers and software names. In telecommunication services, a position in Neutral Tandem, Inc. also weighed on relative performance, as shares of the maker of wireless network connection services fell due to concern over increased competition and potential merger activity in its customer base. Lastly, the Fund’s cash position had a negative impact on relative performance, given the strong gains in stock prices during the period.

Describe recent portfolio activity.

•

During the six months, we increased industrials exposure, adding to several existing holdings and establishing new positions in the temporary employment firm, SFN Group, Inc. and the truck and construction equipment maker, Rush Enterprises, Inc. - Class A. We also raised a weighting in technology as we believe solid corporate balance sheets, strong free cash flow generation, low inventory levels, a favorable product cycle and increased capital spending in the technology area will continue to drive improved profit margins across much of the sector. Conversely, we modestly reduced an allocation to the health care sector, most notably among health care providers. We also decreased a weighting in the more defensive consumer staples sector, selling a position in Chattem, Inc. and trimming our holding in Fresh Del Monte Produce, Inc.

Describe Fund positioning at period end.

•

At period end, the Fund continued to maintain a pro-cyclical bias, with overweights in the consumer discretionary and industrials sectors, and underweights in financials, health care and utilities. While we continue to believe recovery is underway, the road ahead will likely be bumpy. We remain focused on identifying attractively-valued stocks of companies that have rationalized their cost structure, but have the opportunity to increase revenues and maximize operating leverage in a slow-growth environment. We also expect merger and acquisition activity to accelerate this year, which could provide an additional catalyst for stock prices among small- to mid-capitalization companies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Arbitron, Inc.	2%
ArvinMeritor, Inc.	2
TreeHouse Foods, Inc.	2
Actuant Corp. - Class A	2
Kaman Corp.	2
Saks, Inc.	2
KBW, Inc.	1
Horsehead Holding Corp.	1
PHH Corp.	1
Jos. A. Bank Clothiers, Inc.	1

Sector Allocation	Percent of Long-Term Investments
Consumer Discretionary	20%
Industrials	19
Information Technology	18
Financials	18
Health Care	11
Energy	6
Materials	5
Consumer Staples	2
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	MARCH 31, 2010

BlackRock Small Cap Core Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its net assets in equity securities issued by US small capitalization companies (market capitalizations between approximately $38.8 million to $2.3 billion as of June 30, 2009), which the portfolio management team believes either have above-average earnings growth potential or are undervalued.

3	An index that measures the performance of the 2,000 smallest companies in the Russell 3000.

4	Commencement of operations.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	11.74%	56.33%	N/A	1.35%	N/A	7.09%	N/A
Service	11.51	55.77	N/A	1.04	N/A	6.89	N/A
Investor A	11.42	55.52	47.38%	0.89	(0.19)%	6.72	6.03%
Investor B	11.02	54.37	49.87	0.14	(0.22)	6.12	6.12
Investor C	11.04	54.38	53.38	0.15	0.15	6.10	6.10
Russell 2000 Index	13.07	62.76	N/A	3.36	N/A	5.46	N/A

5	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

6	The Fund commenced operations on January 2, 2002.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]
Institutional	$1,000	$1,117.40	$7.07	$1,000	$1,018.25	$6.74
Service	$1,000	$1,115.10	$8.70	$1,000	$1,016.70	$8.30
Investor A	$1,000	$1,114.20	$9.59	$1,000	$1,015.86	$9.15
Investor B	$1,000	$1,110.20	$13.68	$1,000	$1,011.97	$13.04
Investor C	$1,000	$1,110.40	$13.68	$1,000	$1,011.97	$13.04

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.34% for Institutional, 1.65% for Service, 1.82% for Investor A, 2.60% for Investor B and 2.60% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period one-half year shown).

8	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2010	5

Fund Summary as of March 31, 2010	BlackRock Small Cap Growth Equity Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed the benchmark Russell 2000 Growth Index for the six-month period.

What factors influenced performance?

•

Stock selection in the industrials and health care sectors were the most significant contributors to relative performance during the reporting period. Within industrials, air freight transportation company, Atlas Air Worldwide Holdings, Inc., was up 59% given the global, cyclical recovery. Temporary staffing companies also benefited as employment numbers stabilized and companies began to hire once again. Within the Fund, staffing company, MPS Group, Inc., climbed over 28%. In health care, a number of holdings within biotechnology were the main contributors to the Fund’s outperformance within the space. In particular, cancer research company, OSI Pharmaceuticals, Inc., jumped over 60% upon receiving an acquisition bid from a larger pharmaceutical company. Elsewhere within the Fund, top conviction holding, TiVo, Inc., spiked 65% during the period, as a federal appeals court upheld and validated the company’s time warp technology patent.

•

In contrast, stock selection in the consumer discretionary sector slightly held back relative returns for the six-month period. Most notable was made-for-TV movie database provider, RHI Entertainment, Inc., whose shares sunk more than 80% on worries of potential bankruptcy due to slower than expected cash flow generation.

Describe recent portfolio activity.

•

During the six months, we increased our weighting in the health care sector as we continue to find a number of high conviction names with good risk/reward in the space, including HealthSouth Corp. and PerkinElmer, Inc. among others. Meanwhile, we decreased our overall weighting in the consumer discretionary sector, eliminating positions in DreamWorks Animation SKG, Inc. - Class A and lululemon athletica, inc.

Describe Fund positioning at period end.

•

At period end, the Fund’s most significant overweight relative to the Russell 2000 Growth Index is in the health care sector (by approximately 220 basis points), while its largest underweight is in consumer discretionary (by approximately 450 basis points).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
TiVo, Inc.	4%
Scientific Games Corp. - Class A	2
CKX, Inc.	2
SonicWALL, Inc.	2
BE Aerospace, Inc.	2
Atlas Air Worldwide Holdings, Inc.	2
Dollar Financial Corp.	2
Heckmann Corp.	2
Lincare Holdings, Inc.	2
ExlService Holdings, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Health Care	27%
Information Technology	25
Industrials	16
Consumer Discretionary	13
Energy	5
Financials	5
Consumer Staples	5
Materials	3
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2010

BlackRock Small Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its net assets in equity securities issued by US small capitalization companies (market capitalizations between approximately $52.0 million to $2.3 billion as of June 30, 2009), which the portfolio management team believes offer superior prospects for growth.

3	An index that contains those securities with greater-than-average growth orientations, generally having higher price-to-book and price-to-earnings ratios.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	15.86%	66.44%	N/A	6.33%	N/A	(2.54)%	N/A
Service	15.73	65.99	N/A	6.06	N/A	(2.78)	N/A
Investor A	15.64	65.72	57.05%	5.94	4.81%	(2.94)	(3.46)%
Investor B	15.07	64.22	59.72	5.02	4.69	(3.54)	(3.54)
Investor C	15.08	64.13	63.13	4.99	4.99	(3.71)	(3.71)
Russell 2000 Growth Index	12.07	60.32	N/A	3.82	N/A	(1.53)	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]
Institutional	$1,000	$1,158.60	$4.36	$1,000	$1,020.89	$4.08
Service	$1,000	$1,157.30	$5.75	$1,000	$1,019.60	$5.39
Investor A	$1,000	$1,156.40	$6.51	$1,000	$1,018.90	$6.09
Investor B	$1,000	$1,150.70	$11.90	$1,000	$1,013.86	$11.15
Investor C	$1,000	$1,150.80	$11.85	$1,000	$1,013.91	$11.10

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.81% for Institutional, 1.07% for Service, 1.21% for Investor A, 2.22% for Investor B and 2.21% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2010	7

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available for purchase through exchanges, dividend reinvestment or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Each Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The Funds’ investment advisor waived or reimbursed a portion of each Fund’s expenses. Without such waiver and reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2009 and held through March 31, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Small Cap Core Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Air Freight & Logistics — 1.1%
Forward Air Corp.	35,900	$944,170

Auto Components — 2.8%
ArvinMeritor, Inc.(a)	97,200	1,297,620
Modine Manufacturing Co.(a)	95,000	1,067,800

		2,365,420

Biotechnology — 0.5%
Cepheid, Inc.(a)	22,400	391,552

Building Products — 1.9%
Ameron International Corp.	14,700	924,483
Simpson Manufacturing Co., Inc.	23,200	644,032

		1,568,515

Capital Markets — 3.1%
Evercore Partners, Inc. - Class A	25,500	765,000
KBW, Inc.(a)	45,400	1,221,260
TradeStation Group, Inc.(a)	82,300	576,923

		2,563,183

Chemicals — 2.7%
Cytec Industries, Inc.	15,900	743,166
Solutia, Inc.(a)	53,800	866,718
Spartech Corp.(a)	55,000	643,500

		2,253,384

Commercial Banks — 6.9%
Boston Private Financial Holdings, Inc.	56,800	418,616
CoBiz Financial, Inc.	80,961	504,387
Columbia Banking System, Inc.	49,347	1,002,238
CVB Financial Corp.(b)	108,000	1,072,440
First Interstate BancSystem, Inc.	23,800	386,750
Independent Bank Corp.	20,700	510,462
PacWest Bancorp	45,000	1,026,900
Wintrust Financial Corp.	22,500	837,225

		5,759,018

Commercial Services & Supplies — 2.3%
Clean Harbors, Inc.(a)	15,400	855,624
The GEO Group, Inc.(a)	53,780	1,065,919

		1,921,543

Communications Equipment — 2.3%
ADTRAN, Inc.	26,100	687,735
Arris Group, Inc.(a)	68,800	826,288
Ciena Corp.(a)	28,600	435,864

		1,949,887

Construction & Engineering — 1.0%
Tutor Perini Corp.(a)	37,400	813,450

Diversified Financial Services — 1.4%
PHH Corp.(a)	49,600	1,169,072

Diversified Telecommunication Services — 1.5%
Neutral Tandem, Inc.(a)	41,100	656,778
Premiere Global Services, Inc.(a)	74,900	618,674

		1,275,452

Electrical Equipment — 1.6%
Generac Holdings, Inc.(a)	25,700	360,057
GrafTech International Ltd.(a)	72,400	989,708

		1,349,765

Electronic Equipment, Instruments & Components — 4.9%
Anixter International, Inc.(a)	17,900	838,615
Insight Enterprises, Inc.(a)	63,600	913,296
Scansource, Inc.(a)	18,800	541,064
SYNNEX Corp.(a)	32,000	945,920
TTM Technologies, Inc.(a)	90,900	807,192

		4,046,087

Energy Equipment & Services — 1.9%
Key Energy Services, Inc.(a)	107,400	1,025,670
Oil States International, Inc.(a)	12,300	557,682

		1,583,352

Food Products — 1.9%
Fresh Del Monte Produce, Inc.(a)	16,700	338,175
TreeHouse Foods, Inc.(a)	28,900	1,267,843

		1,606,018

Health Care Equipment & Supplies — 2.8%
Arthrocare Corp.(a)	13,800	410,136
ev3, Inc.(a)	48,100	762,866
Meridian Bioscience, Inc.	25,500	519,435
Orthofix International NV(a)	11,200	407,456
Symmetry Medical, Inc.(a)	22,400	224,896

		2,324,789

Health Care Providers & Services — 3.5%
Alliance HealthCare Services, Inc.(a)	117,600	660,912
Amedisys, Inc.(a)(b)	12,500	690,250
Genoptix, Inc.(a)	17,400	617,526
Health Management Associates, Inc. - Class A(a)	60,700	522,020
Psychiatric Solutions, Inc.(a)	13,800	411,240

		2,901,948

Health Care Technology — 2.2%
Phase Forward, Inc.(a)	63,100	824,717
Quality Systems, Inc.(b)	15,800	970,752

		1,795,469

Hotels, Restaurants & Leisure — 3.2%
Bally Technologies, Inc.(a)	13,000	527,020
Papa John’s International, Inc.(a)	35,500	912,705
Penn National Gaming, Inc.(a)	19,800	550,440
Vail Resorts, Inc. (a)(b)	17,400	697,566

		2,687,731

Household Durables — 0.3%
MDC Holdings, Inc.	6,600	228,426

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	9

Schedule of Investments (continued)	BlackRock Small Cap Core Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Insurance — 0.7%
Flagstone Reinsurance Holdings Ltd.	45,600	$522,576
Primerica, Inc.(a)	3,600	54,000

		576,576

Internet & Catalog Retail — 1.0%
Orbitz Worldwide, Inc.(a)	117,900	838,269

Internet Software & Services — 2.7%
comScore, Inc.(a)	43,000	717,670
Constant Contact, Inc.(a)	20,200	469,044
LogMeIn, Inc.(a)	33,400	691,046
LoopNet, Inc.(a)	36,400	409,136

		2,286,896

IT Services — 1.1%
NCI, Inc. - Class A(a)	29,689	897,498

Life Sciences Tools & Services — 0.8%
ICON Plc - ADR(a)	25,500	673,200

Machinery — 3.6%
Actuant Corp. - Class A	64,700	1,264,885
Nordson Corp.	13,400	910,128
Snap-On, Inc.	19,200	832,128

		3,007,141

Media — 3.3%
Arbitron, Inc.	55,200	1,471,632
Ascent Media Corp. - Class A(a)	38,100	1,038,225
Martha Stewart Living Omnimedia, Inc. - Class A(a)	50,100	279,558

		2,789,415

Metals & Mining — 2.3%
Horsehead Holding Corp.(a)	100,900	1,194,656
Olympic Steel, Inc.	22,600	737,890

		1,932,546

Multiline Retail — 1.5%
Saks, Inc.(a)(b)	144,500	1,242,700

Oil, Gas & Consumable Fuels — 3.9%
Arena Resources, Inc.(a)	24,100	804,940
Brigham Exploration Co.(a)	35,100	559,845
James River Coal Co.(a)	46,400	737,760
Penn Virginia Corp.	24,700	605,150
Petroleum Development Corp.(a)	24,600	569,982

		3,277,677

Paper & Forest Products — 0.5%
Buckeye Technologies, Inc.(a)	34,100	446,028

Pharmaceuticals — 1.0%
Impax Laboratories, Inc.(a)	44,200	790,296

Professional Services — 2.1%
ICF International, Inc.(a)	3,500	86,940
Mistras Group, Inc.(a)	37,900	378,621
SFN Group, Inc.(a)	25,200	201,852
TrueBlue, Inc.(a)	67,300	1,043,150

		1,710,563

Real Estate Investment Trusts (REITs) — 5.1%
DCT Industrial Trust, Inc.	153,800	804,374
MFA Financial, Inc.	137,500	1,012,000
Ramco-Gershenson Properties Trust	84,000	945,840
Redwood Trust, Inc.	63,300	976,086
U-Store-It Trust	72,700	523,440

		4,261,740

Road & Rail — 1.6%
Heartland Express, Inc.	25,000	412,500
Landstar System, Inc.	22,400	940,352

		1,352,852

Semiconductors & Semiconductor Equipment — 3.2%
ATMI, Inc.(a)	53,700	1,036,947
Fairchild Semiconductor International, Inc.(a)	56,900	605,985
Teradyne, Inc.(a)	89,500	999,715

		2,642,647

Software — 3.5%
Blackboard, Inc.(a)	18,670	777,792
Lawson Software, Inc.(a)	120,950	799,480
Progress Software Corp.(a)	23,200	729,176
Take-Two Interactive Software, Inc.(a)	64,500	635,325

		2,941,773

Specialty Retail — 5.7%
Aaron’s, Inc.(b)	31,900	1,063,547
Gymboree Corp.(a)	16,000	826,080
hhgregg, Inc.(a)	19,000	479,560
HOT Topic, Inc.(a)	26,200	170,300
JoS. A. Bank Clothiers, Inc.(a)	21,200	1,158,580
Sally Beauty Holdings, Inc.(a)(b)	117,750	1,050,330

		4,748,397

Textiles, Apparel & Luxury Goods — 1.5%
Iconix Brand Group, Inc.(a)	61,600	946,176
Movado Group, Inc.(a)	27,100	305,688

		1,251,864

Trading Companies & Distributors — 3.4%
Beacon Roofing Supply, Inc.(a)	42,300	809,199
Kaman Corp.	49,800	1,245,498
Rush Enterprises, Inc. - Class A(a)	59,900	791,279

		2,845,976

Total Long-Term Investments (Cost — $69,844,642) — 98.3%		82,012,285

	Shares/
	Beneficial
	Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11%(c)(d)	1,739,043	1,739,043
BlackRock Liquidity Series, LLC Money Market Series, 0.22%(c)(d)(e)	4,924,250	4,924,250

Total Short-Term Securities (Cost — $6,663,293) — 8.0%		6,663,293

Total Investments (Cost — $76,507,935*) — 106.3%		88,675,578
Liabilities in Excess of Other Assets — (6.3)%		(5,233,344)

Net Assets — 100.0%		$83,442,234

See Notes to Financial Statements.

10	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments (concluded)	BlackRock Small Cap Core Equity Portfolio

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$77,999,064

Gross unrealized appreciation	$11,860,063
Gross unrealized depreciation	(1,183,549)

Net unrealized appreciation	$10,676,514

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$871,629	$15	$829
BlackRock Liquidity Series, LLC Money Market Series	$(366,250)	—	$34,459

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1:
Long-Term Investments[1]	$82,012,285
Short-Term Securities	1,739,043

Total Level 1	83,751,328

Level 2 - Short-Term Securities	4,924,250
Level 3	—

Total	$88,675,578

1	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	11

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 4.2%
Argon ST, Inc.(a)	541,613	$14,412,322
BE Aerospace, Inc.(a)	936,460	28,515,207
Orbital Sciences Corp.(a)	698,056	13,270,044

		56,197,573

Air Freight & Logistics — 3.6%
Atlas Air Worldwide Holdings, Inc.(a)	533,836	28,320,000
Forward Air Corp.	760,481	20,000,650

		48,320,650

Beverages — 2.0%
Heckmann Corp.(a)(b)	4,682,007	27,155,641

Biotechnology — 7.0%
Allos Therapeutics, Inc.(a)	345,800	2,569,294
Amylin Pharmaceuticals, Inc.(a)(b)	679,400	15,279,706
BioMarin Pharmaceutical, Inc.(a)	224,700	5,251,239
Cubist Pharmaceuticals, Inc.(a)	776,300	17,497,802
Dendreon Corp.(a)(b)	465,700	16,984,079
Incyte Corp. Ltd.(a)(b)	264,100	3,686,836
InterMune, Inc.(a)	138,100	6,155,117
Onyx Pharmaceuticals, Inc.(a)	607,300	18,389,044
Vanda Pharmaceuticals, Inc.(a)	658,518	7,599,298

		93,412,415

Capital Markets — 1.8%
Financial Engines, Inc.(a)	134,300	2,269,670
Greenhill & Co., Inc.(b)	70,100	5,754,509
MF Global Holdings Ltd.(a)	167,800	1,354,146
SWS Group, Inc.	1,232,795	14,214,126

		23,592,451

Chemicals — 1.3%
Georgia Gulf Corp.(a)	191,100	3,533,439
Intrepid Potash, Inc.(a)(b)	444,400	13,478,652

		17,012,091

Commercial Services & Supplies — 2.4%
Clean Harbors, Inc.(a)	178,695	9,928,294
SYKES Enterprises, Inc.(a)	967,897	22,106,768

		32,035,062

Communications Equipment — 0.3%
Calix, Inc.(a)	169,000	2,273,050
Meru Networks, Inc.(a)	78,600	1,506,762

		3,779,812

Construction & Engineering — 0.9%
Chicago Bridge & Iron Co. NV(a)	525,000	12,211,500

Consumer Finance — 2.1%
Dollar Financial Corp.(a)	1,154,893	27,786,726

Containers & Packaging — 0.8%
BWAY Holding Co.(a)	497,900	10,007,790

Diversified Consumer Services — 1.4%
Grand Canyon Education, Inc.(a)	709,600	18,548,944

Diversified Telecommunication Services — 1.0%
Cbeyond, Inc.(a)	966,146	13,216,877

Electrical Equipment — 0.3%
GT Solar International, Inc.(a)(b)	809,500	4,233,685

Electronic Equipment, Instruments & Components — 1.2%
Cogent, Inc.(a)	1,521,025	15,514,455

Energy Equipment & Services — 0.9%
Superior Energy Services, Inc.(a)	559,977	11,770,717

Food Products — 2.5%
American Italian Pasta Co. - Class A(a)	453,900	17,643,093
Diamond Foods, Inc.(b)	384,000	16,143,360

		33,786,453

Health Care Equipment & Supplies — 5.7%
Gen-Probe, Inc.(a)	341,400	17,070,000
Haemonetics Corp.(a)	92,900	5,309,235
Inverness Medical Innovations, Inc.(a)(b)	460,400	17,932,580
Merit Medical Systems, Inc.(a)	88,800	1,354,200
Sirona Dental Systems, Inc.(a)	401,248	15,259,461
SonoSite, Inc.(a)(b)	568,872	18,266,480

		75,191,956

Health Care Providers & Services — 6.5%
Emergency Medical Services Corp. - Class A(a)	299,004	16,908,676
HealthSouth Corp.(a)	1,264,500	23,646,150
Lincare Holdings, Inc.(a)	604,383	27,124,709
Magellan Health Services, Inc.(a)	152,700	6,639,396
MEDNAX, Inc.(a)	211,407	12,301,774

		86,620,705

Health Care Technology — 1.8%
MedAssets, Inc.(a)	658,055	13,819,155
Phase Forward, Inc.(a)	724,900	9,474,443

		23,293,598

Hotels, Restaurants & Leisure — 4.1%
Bally Technologies, Inc.(a)	163,000	6,608,020
The Cheesecake Factory, Inc.(a)(b)	292,600	7,917,756
Jack in the Box, Inc.(a)	399,100	9,398,805
Scientific Games Corp. - Class A(a)	2,120,800	29,860,864

		53,785,445

Insurance — 0.8%
Aspen Insurance Holdings Ltd.	365,300	10,535,252
Primerica, Inc.(a)	26,100	391,500

		10,926,752

Internet & Catalog Retail — 0.9%
Shutterfly, Inc.(a)	481,400	11,596,926

Internet Software & Services — 2.0%
Constant Contact, Inc.(a)(b)	446,591	10,369,843
GSI Commerce, Inc.(a)(b)	561,000	15,522,870

		25,892,713

IT Services — 6.5%
ExlService Holdings, Inc.(a)	1,565,580	26,113,874
Gartner, Inc.(a)	911,000	20,260,640
Global Cash Access Holdings, Inc.(a)	2,656,727	21,705,460
Sapient Corp.	1,905,118	17,412,778

		85,492,752

Life Sciences Tools & Services — 3.4%
Bruker Corp.(a)	618,500	9,061,025
ICON Plc - ADR(a)	657,400	17,355,360

See Notes to Financial Statements.

12	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Small Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Life Sciences Tools & Services (concluded)
PerkinElmer, Inc.	808,200	$19,315,980

		45,732,365

Machinery — 1.3%
The Manitowoc Co., Inc.	1,285,900	16,716,700

Media — 3.8%
CKX, Inc.(a)	4,810,246	29,486,808
Live Nation Entertainment, Inc.(a)	1,404,819	20,369,875

		49,856,683

Metals & Mining — 1.1%
Century Aluminum Co.(a)	1,027,800	14,142,528

Oil, Gas & Consumable Fuels — 4.6%
Comstock Resources, Inc.(a)	398,310	12,666,258
Energy XXI Bermuda Ltd.(a)	267,800	4,796,298
EXCO Resources, Inc.	225,092	4,137,191
Massey Energy Co.	368,752	19,282,042
Plains Exploration & Production Co.(a)	656,200	19,679,438

		60,561,227

Pharmaceuticals — 2.3%
Akorn, Inc.(a)	3,875,320	5,929,239
Auxilium Pharmaceuticals, Inc.(a)(b)	422,848	13,175,944
Cypress Bioscience, Inc.(a)	1,337,798	6,555,210
Depomed, Inc.(a)	1,466,865	5,207,371

		30,867,764

Professional Services — 2.8%
The Corporate Executive Board Co.	86,600	2,302,694
Diamond Management & Technology Consultants, Inc.	1,773,695	13,923,506
Heidrick & Struggles International, Inc.	232,974	6,530,261
Kforce, Inc.(a)	516,100	7,849,881
TrueBlue, Inc.(a)	446,000	6,913,000

		37,519,342

Semiconductors & Semiconductor Equipment — 4.7%
Entegris, Inc.(a)	2,797,900	14,101,416
MaxLinear, Inc.- Class A(a)	86,600	1,537,150
Microsemi Corp.(a)	818,800	14,197,992
Monolithic Power Systems, Inc.(a)	355,107	7,918,886
Netlogic Microsystems, Inc.(a)	334,200	9,835,506
Silicon Laboratories, Inc.(a)	312,600	14,901,642

		62,492,592

Software — 9.9%
Blackboard, Inc.(a)(b)	453,752	18,903,308
DemandTec, Inc.(a)	1,333,045	9,264,663
SonicWALL, Inc.(a)	3,366,343	29,253,521
Taleo Corp. - Class A(a)	838,674	21,730,043
TiVo, Inc.(a)	3,063,880	52,453,626

		131,605,161

Specialty Retail — 2.7%
Lumber Liquidators Holdings, Inc.(a)	616,300	16,436,721
The Wet Seal, Inc. - Class A (a)	3,970,000	18,897,200

		35,333,921

Total Long-Term Investments
(Cost — $1,069,967,174) — 98.6%		1,306,211,972

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11%(c)(d)	18,561,900	$18,561,900
BlackRock Liquidity Series, LLC Money Market Series, 0.22%(c)(d)(e)	120,435,900	120,435,900

Total Short-Term Securities (Cost — $138,997,800) — 10.5%		138,997,800

Total Investments (Cost — $1,208,964,974*) — 109.1%		1,445,209,772
Liabilities in Excess of Other Assets — (9.1)%		(121,067,157)

Net Assets — 100.0%		$1,324,142,615

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,229,725,120

Gross unrealized appreciation	$242,199,093
Gross unrealized depreciation	(26,714,441)

Net unrealized appreciation	$215,484,652

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$2,101,806	$172	$12,151
BlackRock Liquidity Series, LLC Money Market Series	$36,858,873	—	$95,743

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	13

Schedule of Investments (concluded)	BlackRock Small Cap Growth Equity Portfolio

The following table summarizes the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1:
Long-Term Investments[1]	$1,306,211,972
Short-Term Securities	18,561,900

Total Level 1	1,324,773,872

Level 2 - Short-Term Securities	120,435,900
Level 3	—

Total	$1,445,209,772

1	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	MARCH 31, 2010

Statements of Assets and Liabilities

March 31, 2010 (Unaudited)	BlackRock Small Cap Core Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Assets
Investments at value - unaffiliated[1,2]	$82,012,285	$1,306,211,972
Investments at value - affiliated[3]	6,663,293	138,997,800
Investments sold receivable	—	23,258,652
Capital shares sold receivable	311,534	1,935,015
Dividends receivable	63,427	110,952
Securities lending income receivable - affiliated	15,671	43,165
Receivable from advisor	3,055	—
Dividends receivable - affiliated	143	2,094
Prepaid expenses	52,440	91,200

Total assets	89,121,848	1,470,650,850

Liabilities
Collateral at value - securities loaned	4,924,250	120,435,900
Capital shares redeemed payable	310,381	2,543,265
Investments purchased payable	265,994	22,199,340
Investment advisory fees payable	69,561	606,049
Other affiliates payable	56,231	525,639
Service and distribution fees payable	20,004	96,754
Officer’s and Trustees’ fees payable	7,335	12,450
Other accrued expenses payable	25,858	88,838

Total liabilities	5,679,614	146,508,235

Net Assets	$83,442,234	$1,324,142,615

Net Assets Consist of
Paid-in capital	$101,501,299	$1,623,060,928
Accumulated net investment loss	(310,299)	(3,524,450)
Accumulated net realized loss	(29,916,409)	(531,638,661)
Net unrealized appreciation/depreciation	12,167,643	236,244,798

Net Assets	$83,442,234	$1,324,142,615

[1] Investments at cost - unaffiliated	$69,844,642	$1,069,967,174
[2] Securities loaned	$4,723,420	$116,558,033
[3] Investments at cost - affiliated	$6,663,293	$138,997,800

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	15

Statements of Assets and Liabilities (concluded)

March 31, 2010 (Unaudited)	BlackRock Small Cap Core Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Net Asset Value
Institutional
Net assets	$46,950,194	$957,545,030

Shares outstanding[1]	3,064,904	44,291,652

Net asset value	$15.32	$21.62

Service
Net assets	$301,233	$54,084,335

Shares outstanding[1]	19,932	2,644,709

Net asset value	$15.11	$20.45

Investor A
Net assets	$17,265,634	$279,498,710

Shares outstanding[1]	1,156,488	14,100,465

Net asset value	$14.93	$19.82

Investor B
Net assets	$3,215,601	$3,026,517

Shares outstanding[1]	224,763	175,370

Net asset value	$14.31	$17.26

Investor C
Net assets	$15,709,572	$29,988,023

Shares outstanding[1]	1,100,139	1,738,055

Net asset value	$14.28	$17.25

1	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2010

Statements of Operations

Six Months Ended March 31, 2010 (Unaudited)	BlackRock Small Cap Core Equity Portfolio	BlackRock Small Cap Growth Equity Portfolio
Investment Income
Dividends	$301,458	$1,666,876
Securities lending - affiliated	34,459	95,743
Dividends - affiliated	829	12,151

Total income	336,746	1,774,770

Expenses
Investment advisory	379,683	3,245,642
Service and distribution - class specific	116,031	516,577
Transfer agent - class specific	90,411	1,078,727
Administration	28,476	404,390
Professional	24,914	32,363
Registration	17,295	29,465
Printing	10,360	85,018
Administration - class specific	9,484	131,214
Custodian	8,208	43,298
Officer and Trustees	7,336	18,969
Miscellaneous	6,621	16,890
Recoupment of past waived fees - class specific	—	15,661

Total expenses	698,819	5,618,214
Less fees waived by advisor	(453)	(7,213)
Less administration fees waived - class specific	(9,124)	—
Less transfer agent fees waived - class specific	(4,119)	—
Less transfer agent fees reimbursed - class specific	(16,668)	—
Less fees paid indirectly	(107)	(428)

Total expenses after fees waived, reimbursed and paid indirectly	668,348	5,610,573

Net investment loss	(331,602)	(3,835,803)

Realized and Unrealized Gain
Net realized gain from investments	7,953,712	116,412,932

Net change in unrealized appreciation/depreciation on investments	819,456	67,643,562

Total realized and unrealized gain	8,773,168	184,056,494

Net Increase in Net Assets Resulting from Operations	$8,441,566	$180,220,691

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	17

Statements of Changes in Net Assets

	BlackRock Small Cap Core Equity Portfolio		BlackRock Small Cap Growth Equity Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
Operations
Net investment loss	$(331,602)	$(374,747)	$(3,835,803)	$(5,341,612)
Net realized gain (loss)	7,953,712	(26,133,388)	116,412,932	(193,721,585)
Net change in unrealized appreciation/depreciation	819,456	10,992,529	67,643,562	168,328,721

Net increase (decrease) in net assets resulting from operations	8,441,566	(15,515,606)	180,220,691	(30,734,476)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(694,796)	(6,516,203)	(25,176,422)	218,085,648

Redemption Fees
Redemption fees	223	14,507	188,426	91,702

Net Assets
Total increase (decrease) in net assets	7,746,993	(22,017,302)	155,232,695	187,442,874
Beginning of period	75,695,241	97,712,543	1,168,909,920	981,467,046

End of period	$83,442,234	$75,695,241	$1,324,142,615	$1,168,909,920

Undistributed (accumulated) net investment income (loss)	$(310,299)	$21,303	$(3,524,450)	$311,353

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights	BlackRock Small Cap Core Equity Portfolio

	Institutional						Service
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$13.71	$15.86	$21.21	$18.50	$17.62	$14.77	$13.55	$15.73	$21.05	$18.41	$17.59	$14.73

Net investment loss[1]	(0.03)	(0.01)	(0.05)	(0.13)	(0.12)	(0.10)	(0.05)	(0.07)	(0.09)	(0.18)	(0.18)	(0.13)
Net realized and unrealized gain (loss)[2]	1.64	(2.14)	(3.63)	3.15	1.30	3.06	1.61	(2.11)	(3.61)	3.13	1.30	3.10

Net increase (decrease) from investment operations	1.61	(2.15)	(3.68)	3.02	1.18	2.96	1.56	(2.18)	(3.70)	2.95	1.12	2.97

Distributions from net realized gain	—	—	(1.67)	(0.31)	(0.30)	(0.11)	—	—	(1.62)	(0.31)	(0.30)	(0.11)

Net asset value, end of period	$15.32	$13.71	$15.86	$21.21	$18.50	$17.62	$15.11	$13.55	$15.73	$21.05	$18.41	$17.59

Total Investment Return[3,4]
Based on net asset value	11.74%[5]	(13.56)%	(18.37)%	16.46%	6.81%	20.10%	11.51%[5]	(13.86)%	(18.59)%	16.15%	6.47%	20.22%

Ratios to Average Net Assets
Total expenses	1.39%[6]	1.48%	1.40%	1.38%	1.47%	1.81%	1.73%[6]	1.88%	1.64%	1.59%	1.64%	2.01%

Total expenses excluding recoupment of past waived fees	1.39%[6]	1.48%	1.40%	1.38%	1.47%	1.81%	1.73%[6]	1.81%	1.64%	1.59%	1.64%	2.01%

Total expenses after fees waived, reimbursed and paid indirectly	1.34%[6]	1.32%	1.30%	1.30%	1.30%	1.30%	1.65%[6]	1.60%	1.58%	1.57%	1.60%	1.60%

Net investment loss	(0.47)%[6]	(0.07)%	(0.26)%	(0.62)%	(0.68)%	(0.59)%	(0.77)%[6]	(0.61)%	(0.51)%	(0.88)%	(0.99)%	(0.80)%

Supplemental Data
Net assets, end of period (000) .	$46,950	$38,592	$38,685	$33,707	$24,172	$12,641	$301	$256	$3,430	$4,909	$2,776	$94

Portfolio turnover	64%	158%	103%	103%	111%	118%	64%	158%	103%	103%	111%	118%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	19

Financial Highlights (continued)	BlackRock Small Cap Core Equity Portfolio

	Investor A
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$13.40	$15.57	$20.86	$18.27	$17.49	$14.71

Net investment loss[1]	(0.06)	(0.06)	(0.12)	(0.21)	(0.20)	(0.17)
Net realized and unrealized gain (loss)[2]	1.59	(2.11)	(3.58)	3.11	1.28	3.06

Net increase (decrease) from investment operations	1.53	(2.17)	(3.70)	2.90	1.08	2.89

Distributions from net realized gain	—	—	(1.59)	(0.31)	(0.30)	(0.11)

Net asset value, end of period	$14.93	$13.40	$15.57	$20.86	$18.27	$17.49

Total Investment Return[3,4]
Based on net asset value	11.42%[5]	(13.94)%	(18.74)%	16.00%	6.28%	19.71%

Ratios to Average Net Assets
Total expenses	1.98%[6]	2.11%	1.90%	1.80%	1.90%	2.17%

Total expenses excluding recoupment of past waived fees	1.98%[6]	2.09%	1.90%	1.80%	1.90%	2.17%

Total expenses after fees waived, reimbursed and paid indirectly	1.82%[6]	1.78%	1.76%	1.74%	1.73%	1.71%

Net investment loss	(0.92)%[6]	(0.54)%	(0.69)%	(1.06)%	(1.11)%	(1.01)%

Supplemental Data
Net assets, end of period (000)	$17,266	$16,995	$23,687	$29,070	$20,973	$11,997

Portfolio turnover	64%	158%	103%	103%	111%	118%

	Investor B
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$12.89	$15.09	$20.23	$17.87	$17.24	$14.61

Net investment loss[1]	(0.11)	(0.14)	(0.24)	(0.36)	(0.33)	(0.28)
Net realized and unrealized gain (loss)[2]	1.53	(2.06)	(3.48)	3.03	1.26	3.02

Net increase (decrease) from investment operations	1.42	(2.20)	(3.72)	2.67	0.93	2.74

Distributions from net realized gain	—	—	(1.42)	(0.31)	(0.30)	(0.11)

Net asset value, end of period	$14.31	$12.89	$15.09	$20.23	$17.87	$17.24

Total Investment Return[3,4]
Based on net asset value	11.02%[5]	(14.58)%	(19.36)%	15.06%	5.49%	18.81%

Ratios to Average Net Assets
Total expenses	2.70%[6]	2.81%	2.60%	2.57%	2.55%	2.81%

Total expenses excluding recoupment of past waived fees	2.70%[6]	2.80%	2.60%	2.57%	2.55%	2.81%

Total expenses after fees waived, reimbursed and paid indirectly	2.60%[6]	2.54%	2.51%	2.51%	2.49%	2.44%

Net investment loss	(1.68)%[6]	(1.30)%	(1.42)%	(1.84)%	(1.87)%	(1.74)%

Supplemental Data
Net assets, end of period (000)	$3,216	$3,547	$5,724	$8,956	$8,326	$6,303

Portfolio turnover	64%	158%	103%	103%	111%	118%

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Small Cap Core Equity Portfolio

	Investor C
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$12.86	$15.07	$20.25	$17.87	$17.23	$14.60

Net investment loss[1]	(0.11)	(0.14)	(0.24)	(0.35)	(0.32)	(0.28)
Net realized and unrealized gain (loss)[2]	1.53	(2.07)	(3.47)	3.04	1.26	3.02

Net increase (decrease) from investment operations	1.42	(2.21)	(3.71)	2.69	0.94	2.74

Distributions from net realized gain	—	—	(1.47)	(0.31)	(0.30)	(0.11)

Net asset value, end of period	$14.28	$12.86	$15.07	$20.25	$17.87	$17.23

Total Investment Return[3,4]
Based on net asset value	11.04%[5]	(14.67)%	(19.34)%	15.17%	5.55%	18.82%

Ratios to Average Net Assets
Total expenses	2.67%[6]	2.90%	2.60%	2.54%	2.48%	2.80%

Total expenses excluding recoupment of past waived fees	2.67%[6]	2.88%	2.60%	2.54%	2.48%	2.80%

Total expenses after fees waived, reimbursed and paid indirectly	2.60%[6]	2.54%	2.50%	2.48%	2.44%	2.44%

Net investment loss	(1.69)%[6]	(1.30)%	(1.43)%	(1.81)%	(1.81)%	(1.74)%

Supplemental Data
Net assets, end of period (000)	$15,710	$16,305	$26,187	$32,677	$26,151	$17,266

Portfolio turnover	64%	158%	103%	103%	111%	118%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	21

Financial Highlights (continued)	BlackRock Small Cap Growth Equity Portfolio

	Institutional						Service
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$18.66	$20.33	$23.71	$19.26	$17.29	$14.52	$17.67	$19.30	$22.58	$18.38	$16.54	$13.92

Net investment income (loss)[1]	(0.05)	(0.07)	0.03	(0.07)	(0.09)	(0.06)	(0.07)	(0.10)	(0.03)	(0.11)	(0.13)	(0.11)
Net realized and unrealized gain (loss)	3.01	(1.60)	(3.41)	4.52	2.06	2.82	2.85	(1.53)	(3.25)	4.31	1.97	2.72

Net increase (decrease) from investment operations	2.96	(1.67)	(3.38)	4.45	1.97	2.76	2.78	(1.63)	(3.28)	4.20	1.84	2.61

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$21.62	$18.66	$20.33 $	23.71	$19.26	$17.29	$20.45	$17.67	$19.30	$22.58	$18.38	$16.54

Total Investment Return[3]
Based on net asset value	15.86%[4,5]	(8.22)%[4,6]	(14.26)%[4]	23.11%[4]	11.39%[4]	19.08%[7]	15.73%[4,5]	(8.45)%[4,8]	(14.53)%[4]	22.85%[4]	11.12%[4]	18.82%[7]

Ratios to Average Net Assets
Total expenses	0.81%[9]	0.88%	0.77%	0.82%	0.83%	0.95%	1.07%[9]	1.15%	1.07%	1.02%	1.08%	1.19%

Total expenses excluding recoupment of past waived fees	0.81%[9]	0.88%	0.77%	0.82%	0.83%	0.95%	1.07%[9]	1.14%	1.07%	1.02%	1.08%	1.19%

Total expenses after fees waived, reimbursed and paid indirectly	0.81%[9]	0.88%	0.77%	0.82%	0.83%	0.94%	1.07%[9]	1.11%	1.07%	1.02%	1.08%	1.19%

Net investment income (loss)	(0.51)%[9]	(0.48)%	0.15%	(0.34)%	(0.48)%	(0.40)%	(0.77)%[9]	(0.70)%	(0.14)%	(0.54)%	(0.73)%	(0.70)%

Supplemental Data
Net assets, end of period (000)	$957,545	$855,375	$699,761	$587,586	$426,000	$357,857	$54,084	$43,932	$40,514	$35,945	$26,422	$24,491

Portfolio turnover	75%	82%	81%	81%	74%	91%	75%	82%	81%	81%	74%	91%

	Investor A						Investor B
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$17.14	$18.76	$21.97	$17.90	$16.12	$13.57	$15.00	$16.56	$19.57	$16.07	$14.61	$12.39

Net investment loss[1]	(0.08)	(0.13)	(0.05)	(0.13)	(0.14)	(0.10)	(0.15)	(0.21)	(0.21)	(0.26)	(0.27)	(0.20)
Net realized and unrealized gain (loss)	2.76	(1.49)	(3.16)	4.20	1.92	2.64	2.41	(1.35)	(2.80)	3.76	1.73	2.41

Net increase (decrease) from investment operations	2.68	(1.62)	(3.21)	4.07	1.78	2.54	2.26	(1.56)	(3.01)	3.50	1.46	2.21

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$19.82	$17.14	$18.76	$21.97	$17.90	$16.12	$17.26	$15.00	$16.56	$19.57	$16.07	$14.61

Total Investment Return[3]
Based on net asset value	15.64%[4,5]	(8.64)%[4,10]	(14.61)%[4]	22.74%[4]	11.04%[4]	18.79%[7]	15.07%[4,5]	(9.42)%[4,11]	(15.38)%[4]	21.78%[4]	9.99%[4]	17.92%[12]

Ratios to Average Net Assets
Total expenses	1.21%[9]	1.33%	1.16%	1.12%	1.25%	1.29%	2.22%[9]	2.30%	2.08%	2.02%	2.30%	1.94%

Total expenses excluding recoupment of past waived fees	1.21%[9]	1.33%	1.16%	1.12%	1.25%	1.29%	2.19%[9]	2.20%	2.08%	2.02%	2.30%	1.94%

Total expenses after fees waived, reimbursed and paid indirectly	1.21%[9]	1.33%	1.16%	1.12%	1.15%	1.19%	2.22%[9]	2.20%	2.08%	1.92%	2.11%	1.94%

Net investment loss	(0.91)%[9]	(0.92)%	(0.22)%	(0.64)%	(0.80)%	(0.66)%	(1.93)%[9]	(1.72)%	(1.11)%	(1.44)%	(1.77)%	(1.45)%

Supplemental Data
Net assets, end of period (000)	$279,499	$240,361	$211,065	$189,575	$176,250	$160,374	$3,027	$3,327	$5,721	$10,222	$10,649	$15,516

Portfolio turnover	75%	82%	81%	81%	74%	91%	75%	82%	81%	81%	74%	91%

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (concluded)	BlackRock Small Cap Growth Equity Portfolio

	Investor C
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$14.99	$16.56	$19.57	$16.09	$14.62	$12.40

Net investment loss[1]	(0.15)	(0.22)	(0.21)	(0.29)	(0.26)	(0.19)
Net realized and unrealized gain (loss)	2.41	(1.35)	(2.80)	3.77	1.73	2.40

Net increase (decrease) from investment operations	2.26	(1.57)	(3.01)	3.48	1.47	2.21

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01

Net asset value, end of period	$17.25	$14.99	$16.56	$19.57	$16.09	$14.62

Total Investment Return[3]
Based on net asset value	15.08%[4,5]	(9.48)%[4,13]	(15.38)%[4]	21.63%[4]	10.05%[4]	17.90%[12]

Ratios to Average Net Assets
Total expenses	2.21%[9]	2.31%	2.08%	2.09%	2.02%	1.94%

Total expenses excluding recoupment of past waived fees	2.11%[9]	2.29%	2.08%	2.09%	2.02%	1.94%

Total expenses after fees waived, reimbursed and paid indirectly	2.21%[9]	2.22%	2.08%	2.04%	2.02%	1.94%

Net investment loss	(1.92)%[9]	(1.81)%	(1.14)%	(1.56)%	(1.68)%	(1.41)%

Supplemental Data
Net assets, end of period (000)	$29,988	$25,915	$24,405	$21,847	$15,667	$15,434

Portfolio turnover	75%	82%	81%	81%	74%	91%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.26)%.

7	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.07%.

8	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.50)%.

9	Annualized.

10	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.69)%.

11	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (9.48)%.

12	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.08%.

13	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (9.54)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	23

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2010, the Trust had 25 series, of which BlackRock Small Cap Core Equity Portfolio (“Small Cap Core Equity”) and BlackRock Small Cap Growth Equity Portfolio (“Small Cap Growth Equity”) (collectively the “Funds”) are included in these financial statements. Each of the Funds is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available for purchase through exchanges, dividend reinvestment or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ policy is to fair value their financial instruments at market value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Funds may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions, if any, paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are

24	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended September 30, 2009. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Funds’ financial statements and disclosures is currently being assessed.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or its classes. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, Small Cap Growth Equity pays the Manager a monthly fee at the following annual rates of the Fund’s average daily net assets:

Small Cap
Average Daily Net Assets	Growth Equity
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500
$2 Billion - $3 Billion	0.475
Greater Than $3 Billion	0.450

Small Cap Core Equity pays an advisory fee at an annual rate of 1.00% of average daily net assets.

The Manager has agreed to contractually and/or voluntarily waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of net assets were as follows:

	Small Cap Core Equity	Small Cap Growth Equity
	Contractual[1]	Contractual[1]	Voluntary[2]
Institutional	1.34%	1.02%	—
Service	1.65%	1.29%	1.18%
Investor A	1.82%	1.50%	—
Investor B	2.60%	2.28%	—
Investor C	2.60%	2.28%	—

1	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until February 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees.

2	The voluntary waiver or reimbursement may be reduced or discontinued at any time.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees through its investment in other affiliated investment companies. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended March 31, 2010, the amounts waived were as follows:

Small Cap Core Equity	$453
Small Cap Growth Equity	$7,213

If during a Fund’s fiscal year the operating expenses of a share class that at any time during the prior two fiscal years received a waiver or

BLACKROCK FUNDS	MARCH 31, 2010	25

Notes to Financial Statements (continued)

reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is a part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2010, the Manager recouped the following waivers previously recorded by Small Cap Growth Equity:

Recoupment of Past Waived Fees

Small Cap
Share Classes	Growth Equity
Service	$3
Investor A	1,693
Investor B	568
Investor C	13,397

Total	$15,661

On March 31, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2010	2011	2012
Small Cap Core Equity	$115,624	$173,105	$29,911
Small Cap Growth Equity	—	$6,926	—

The Trust, on behalf of the Funds, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended March 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Small Cap Core Equity	$517
Small Cap Growth Equity	$6,998

For the six months ended March 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Small Cap Core Equity	—	$2,837	$374
Small Cap Growth Equity	$750	$1,454	$2,845

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for each Fund. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer and dividend disbursing agent. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended March 31, 2010, the Funds paid the following in return for these services which is included in transfer agent — class specific in the Statements of Operations:

Small Cap Core Equity	$5,127
Small Cap Growth Equity	$111,029

26	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

	Call Center
Share Classes	Small Cap Core Equity	Small Cap Growth Equity
Institutional	$280	$8,917
Service	—	411
Investor A	2,533	8,813
Investor B	329	298
Investor C	1,134	2,069

Total	$4,276	$20,508

PNCGIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Funds have received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown on the Statements of Assets and Liabilities as securities loaned and collateral at value — securities loaned, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending — affiliated in the Statements of Operations. For the six months ended March 31, 2010, BIM received $32,114 in securities lending agent fees related to securities lending activities for the Funds.

For the six months ended March 31, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

Administration Fees

Share Classes	Small Cap Core Equity	Small Cap Growth Equity
Institutional	$5,008	$90,266
Service	33	5,827
Investor A	2,061	31,424
Investor B	416	393
Investor C	1,966	3,304

Total	$9,484	$131,214

Administration Fees Waived

Share Classes	Small Cap Core Equity
Institutional	$4,940
Service	29
Investor A	2,061
Investor B	416
Investor C	1,678

Total	$9,124

Service and Distribution Fees

Share Classes	Small Cap Core Equity	Small Cap Growth Equity
Service	$325	$58,264
Investor A	20,596	310,540
Investor B	16,640	15,634
Investor C	78,470	132,139

Total	$116,031	$516,577

Transfer Agent Fees

Share Classes	Small Cap Core Equity	Small Cap Growth Equity
Institutional	$18,195	$617,434
Service	248	35,032
Investor A	35,986	359,784
Investor B	6,673	8,236
Investor C	29,309	58,241

Total	$90,411	$1,078,727

Transfer Agent Fees Waived

Share Classes	Small Cap Core Equity
Institutional	$231
Investor A	2,533
Investor B	328
Investor C	1,027

Total	$4,119

BLACKROCK FUNDS	MARCH 31, 2010	27

Notes to Financial Statements (continued)

Transfer Agent Fees Reimbursed

Share Classes	Small Cap Core Equity
Institutional	$4,110
Service	75
Investor A	8,774
Investor B	895
Investor C	2,814

Total	$16,668

The Funds may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2010 were as follows:

	Purchases	Sales
Small Cap Core Equity	$47,596,439	$48,952,281
Small Cap Growth Equity	$880,508,619	$905,653,285

4. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms:

0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the six months ended March 31, 2010.

5. Capital Loss Carryforward:

As of September 30, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Small Cap Core Equity	Small Cap Growth Equity
2010	—	$337,418,276
2011	—	104,987,092
2016	$461,113	—
2017	17,481,071	19,294,816
Total	$17,942,184	$461,700,184

6. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

Small Cap Core Equity invests a significant portion of its assets in securities in the consumer discretionary sector. Changes in economic conditions affecting the consumer discretionary sector would have a greater impact on Small Cap Core Equity and could affect the value, income and/or liquidity of positions in such securities.

Small Cap Growth Equity invests a significant portion of its assets in securities in the health care and information technology sectors. Changes in economic conditions affecting the health care and information technology sectors would have a greater impact on Small Cap Growth Equity and could affect the value, income and/or liquidity of positions in such securities.

28	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

7. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Small Cap Core Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	850,179	$12,055,452	1,758,408	$20,427,130
Shares redeemed	(599,963)	(8,335,891)	(1,382,403)	(15,970,494)

Net increase	250,216	$3,719,561	376,005	$4,456,636

Service
Shares sold	2,086	$30,150	1,875	$24,788
Shares redeemed	(1,049)	(14,518)	(201,071)	(2,095,004)

Net increase (decrease)	1,037	$15,632	(199,196)	$(2,070,216)

Investor A
Shares sold and automatic conversion of shares	112,206	$1,551,262	548,033	$6,184,360
Shares redeemed	(224,401)	(3,077,112)	(800,480)	(8,879,333)

Net decrease	(112,195)	$(1,525,850)	(252,447)	$(2,694,973)

Investor B
Shares sold	1,444	$18,922	20,422	$221,427
Shares redeemed and automatic conversion of shares	(51,954)	(695,363)	(124,419)	(1,351,280)

Net decrease	(50,510)	$(676,441)	(103,997)	$(1,129,853)

Investor C
Shares sold	49,124	$652,054	335,644	$3,600,054
Shares redeemed	(216,758)	(2,879,752)	(805,955)	(8,677,851)

Net decrease	(167,634)	$(2,227,698)	(470,311)	$(5,077,797)

Small Cap Growth Equity
Institutional
Shares sold	6,774,182	$132,542,872	21,900,414	$327,652,184
Shares redeemed	(8,326,594)	(161,323,384)	(10,481,639)	(154,571,251)

Net increase (decrease)	(1,552,412)	$(28,780,512)	11,418,775	$173,080,933

Service
Shares sold	421,691	$7,775,148	771,911	$11,226,147
Shares redeemed	(262,986)	(4,822,744)	(384,928)	(5,379,054)

Net increase	158,705	$2,952,404	386,983	$5,847,093

BLACKROCK FUNDS	MARCH 31, 2010	29

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Small Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	2,366,396	$41,972,321	8,308,265	$113,395,899
Shares redeemed	(2,288,582)	(40,787,983)	(5,536,858)	(76,034,812)

Net increase	77,814	$1,184,338	2,771,407	$37,361,087

Investor B
Shares sold	6,050	$96,280	51,310	$629,797
Shares redeemed and automatic conversion of shares	(52,482)	(840,723)	(175,040)	(2,092,414)

Net increase decrease	(46,432)	$(744,443)	(123,730)	$(1,462,617)

Investor C
Shares sold	310,348	$4,812,111	736,351	$9,084,571
Shares redeemed	(300,604)	(4,600,320)	(481,958)	(5,825,419)

Net increase	9,744	$211,791	254,393	$3,259,152

There is a 2% redemption fee on shares redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Funds for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

8. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	BLACKROCK FUNDS	MARCH 31, 2010

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Dr. Matina Horner, Trustee

Herbert I. London, Trustee and Member of the Audit Committee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Jr., Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Chairman of the Audit Committee and Trustee

Frederick W. Winter, Trustee and Member of the Audit Committee

Anne F. Ackerley, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jeffrey Holland, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Brian Schmidt, Vice President

Christopher Stavrakos, CFA, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK FUNDS	MARCH 31, 2010	31

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request, and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

32	BLACKROCK FUNDS	MARCH 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS	MARCH 31, 2010	33

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Multi-Sector Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio†	BlackRock Low Duration Bond Portfolio	BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

34	BLACKROCK FUNDS	MARCH 31, 2010

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQUITY2-3/10-SAR

BlackRock FundsSM

SEMI-ANNUAL REPORT MARCH 31, 2010 (UNAUDITED)

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Small/Mid-Cap Growth Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK FUNDS	MARCH 31, 2010

Dear Shareholder

The past year has seen a remarkable turnaround from the conditions that plagued the global economy and financial markets in 2008 through early 2009. In our opinion, the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus. From that point, the global economy has moved into recovery mode and, we believe, is getting ready to start transitioning into an expansion.

Global equity markets bottomed in early 2009 and since that time have soared dramatically higher as investors were lured back into the markets by depressed valuations, desire for higher yields and increasing confidence that all-out financial disaster had been averted. There have been several corrections along the way and volatility levels have remained elevated – reflections of mixed economic data, lingering deflation issues (especially in Europe) and concerns over the future direction of interest rates. On balance, however, strong corporate earnings and a positive macro backdrop have helped keep the equity bull market intact. From a geographic perspective, US equities have generally outpaced their international counterparts in recent months, as the domestic economic recovery has been more pronounced.

Within fixed income markets, improving economic conditions, concerns over the US deficit and a lack of demand at recent Treasury auctions have recently conspired to push Treasury yields higher (and prices correspondingly lower). In this environment, Treasuries have dramatically underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds outperformed taxable sectors over the twelve-month period thanks to continued high demand levels, but have struggled in recent months against a weak fundamental backdrop marked by ongoing state and local budget problems. As in the taxable arena, high yield municipals have been outperforming the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of March 31, 2010	6-month	12-month
US equities (S&P 500 Index)	11.75%	49.77%
Small cap US equities (Russell 2000 Index)	13.07	62.76
International equities (MSCI Europe, Australasia, Far East Index)	3.06	54.44
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.17
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(2.62)	(6.30)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.99	7.69
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	0.28	9.69
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.97	55.64

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Global financial markets continue to show signs of improvement, but questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2010	BlackRock Mid-Cap Growth Equity Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund generated strong returns for the six-month period, but underperformed the benchmark Russell Midcap Growth Index.

What factors influenced performance?

•

Strong stock selection in the materials and health care sectors contributed to overall performance for the period. Within the materials sector, chemical company Agrium, Inc. climbed more than 40% on incrementally higher demand for the company’s fertilizer products. Additionally, chemical company Airgas, Inc. rose more than 30%, benefiting from an unsolicited offer from a competitor to acquire the company. In health care, a number of holdings within biotechnology were the main contributors to the Fund’s outperformance in the sector. Cancer research company OSI Pharmaceuticals, Inc. jumped over 60% during the period upon receiving an acquisition bid from a larger pharmaceutical company. In addition, home oxygen provider Lincare Holdings, Inc. was up more than 40% on improving company fundamentals.

•

In contrast, weaker stock selection in the consumer discretionary and financials sectors held back relative returns for the period. Within consumer discretionary, video game retailer GameStop Corp. - Class A detracted, as the stock fell nearly 17% after posting disappointing financial results. Instant lottery ticket provider Scientific Games Corp. - Class A also dropped close to 10%, as investors remained concerned over the details of an upcoming overseas contract renewal from a major customer. In the financials sector, asset manager holding Invesco Ltd. sold off in the middle of the period on concerns of lower-than-expected revenues, finished down approximately 3% at period end. Exchange provider CME Group, Inc. also detracted for the period on concerns that possible regulatory changes could negatively affect the company’s business model.

Describe recent portfolio activity.

•

During the six months, we decreased the Fund’s weightings in both the consumer discretionary and industrial sectors, eliminating positions in lululemon athletica, inc. and Spirit AeroSystems Holdings, Inc., respectively. We also further increased the Fund’s weighting in the health care sector.

Describe Fund positioning at period end.

•

At period end, the health care sector remains the Fund’s most significant overweight relative to the Russell Midcap Growth Index (by approximately 450 basis points), while the consumer discretionary sector is the largest underweight (roughly 370 basis points).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
TiVo, Inc.	3%
Agrium, Inc.	2
BE Aerospace, Inc.	2
Lincare Holdings, Inc.	2
Scientific Games Corp. - Class A	2
Avon Products, Inc.	2
Lam Research Corp.	2
Genpact Ltd.	2
Amdocs Ltd.	2
Alliance Data Systems Corp.	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	26%
Health Care	19
Consumer Discretionary	16
Industrials	12
Energy	7
Materials	7
Financials	7
Consumer Staples	5
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

4	BLACKROCK FUNDS	MARCH 31, 2010

BlackRock Mid-Cap Growth Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization growth companies, which the portfolio management team believes have above-average earnings growth potential.

3	An index that consists of the bottom 800 securities of the Russell 1000 Index with greater-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have higher price-to-book and price-to-earnings ratios, lower dividend yields and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2010

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
		w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	14.12%	63.46%	N/A	4.37%	N/A	(3.94)%	N/A
Service	13.91	62.63	N/A	4.03	N/A	(4.21)	N/A
Investor A	13.94	62.75	54.14%	3.92	2.80%	(4.38)	(4.89)%
Investor B	13.42	61.59	57.09	3.14	2.78	(4.93)	(4.93)
Investor C	13.56	61.59	60.59	3.14	3.14	(5.05)	(5.05)
Class R	13.85	62.44	N/A	3.84	N/A	(4.43)	N/A
Russell Midcap Growth Index	14.88	63.00	N/A	4.27	N/A	(1.69)	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]
Institutional	$1,000	$1,141.20	$6.25	$1,000	$1,019.10	$5.89
Service	$1,000	$1,139.10	$8.43	$1,000	$1,017.05	$7.95
Investor A	$1,000	$1,139.40	$8.43	$1,000	$1,017.05	$7.95
Investor B	$1,000	$1,134.20	$12.77	$1,000	$1,012.96	$12.04
Investor C	$1,000	$1,135.60	$12.41	$1,000	$1,013.31	$11.70
Class R	$1,000	$1,138.50	$8.80	$1,000	$1,016.70	$8.30

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.17% for Institutional, 1.58% for Service, 1.58% for Investor A, 2.40% for Investor B, 2.33% for Investor C and 1.65% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2010	5

Fund Summary as of March 31, 2010	BlackRock Mid-Cap Value Equity Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund generated strong absolute returns for the six-month period, but underperformed the benchmark Russell Midcap Value Index.

What factors influenced performance?

•

A pickup in consumer spending levels and increasing optimism around the broader economic outlook helped push consumer discretionary stocks higher during the six months. Against this backdrop, an overweight and stock selection among hotels and restaurants, including P.F. Chang’s China Bistro, Inc. and Starwood Hotels & Resorts Worldwide, Inc., benefited results. Department stores Saks, Inc. and Macy’s, Inc. also added value. In industrials, positive stock selection contributed to Fund performance. Jacobs Engineering Group, Inc. and rail shipper Union Pacific Corp. were among the notable individual performers. In the consumer staples sector, cosmetics maker Estee Lauder Cos.- Class A, Inc. and supermarket chain Safeway, Inc. gained ground, boosting overall returns.

•

In contrast, weak stock selection hampered performance in the materials sector. Key detractors included glass maker Owens-Illinois, Inc., consumer products packaging maker Pactiv Corp. and United States Steel Corp. In financials, relative gains among commercial banks were overshadowed by poor performance from the Fund’s real estate investment trust (“REIT”), insurance and capital markets holdings. Health care stocks generated solid gains during the period as uncertainty surrounding health care reform diminished. Although the Fund’s health care holdings posted strong absolute results, they trailed their benchmark counterparts. Primary areas of weakness included health care equipment makers and health care providers.

Describe recent portfolio activity.

•

During the six months, we added to exposure in information technology as we believe solid corporate balance sheets, strong free cash flow generation, low inventory levels, a favorable product cycle and increased capital spending in the information technology area will continue to drive improved profit margins across much of the sector. New positions included TiVo, Inc., Dell, Inc. and communications equipment maker Ciena Corp. We also increased weightings in health care and financials. Conversely, we reduced an allocation to the more defensive consumer staples sector, trimming positions in Safeway, Inc. and Kroger Co. We also decreased a weighting in the energy sector, reducing an overweight among exploration and production companies.

Describe Fund positioning at period end.

•

At period end, the Fund continued to maintain a pro-cyclical bias, with overweights in the consumer discretionary and information technology sectors, and underweights in financials and consumer staples. While we continue to believe recovery is underway, the road ahead will likely be bumpy. We remain focused on identifying attractively-valued stocks of companies that have rationalized their cost structure, but have the opportunity to increase revenues and maximize operating leverage in a slow-growth environment. We also expect merger and acquisition activity to accelerate this year, which could provide an additional catalyst for stock prices among small- to mid-capitalization companies.

•

On February 23, 2010, the Board approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Fund will acquire substantially all of the assets and assume certain stated liabilities of BlackRock Aurora Portfolio of BlackRock FundsSM in exchange for newly issued shares of the Fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Macy’s, Inc.	1%
Questar Corp.	1
EQT Corp.	1
Invesco Ltd.	1
NYSE Euronext	1
Owens-Illinois, Inc.	1
Loews Corp.	1
Simon Property Group, Inc.	1
Forestar Group, Inc.	1
Entergy Corp.	1

Sector Allocation	Percent of Long-Term Investments
Financials	26%
Consumer Discretionary	16
Industrials	11
Utilities	10
Information Technology	10
Energy	8
Materials	7
Health Care	6
Consumer Staples	5
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2010

BlackRock Mid-Cap Value Equity Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Fund normally invests at least 80% of its net assets in equity securities issued by US mid-capitalization value companies.

3	An index that consists of the bottom 800 securities of the Russell 1000 Index with less-than-average growth orientation as ranked by total market capitalization. Securities in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values.

Performance Summary for the Period Ended March 31, 2010

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
		w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	14.85%	64.03%	N/A	4.45%	N/A	9.45%	N/A
Service	14.63	63.48	N/A	4.18	N/A	9.13	N/A
Investor A	14.66	63.33	54.81%	4.16	3.04%	9.13	8.54%
Investor B	14.22	62.07	57.57	3.39	3.10	8.51	8.51
Investor C	14.27	62.11	61.11	3.38	3.38	8.35	8.35
Russell Midcap Value Index	15.32	72.41	N/A	3.71	N/A	8.46	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]
Institutional	$1,000	$1,148.50	$5.20	$1,000	$1,020.09	$4.89
Service	$1,000	$1,146.30	$6.80	$1,000	$1,018.60	$6.39
Investor A	$1,000	$1,146.60	$6.90	$1,000	$1,018.50	$6.49
Investor B	$1,000	$1,142.20	$11.00	$1,000	$1,014.66	$10.35
Investor C	$1,000	$1,142.70	$11.00	$1,000	$1,014.66	$10.35

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.97% for Institutional, 1.27% for Service, 1.29% for Investor A, 2.06% for Investor B and 2.06% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2010	7

Fund Summary as of March 31, 2010	BlackRock Small/Mid-Cap Growth Equity Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund generated strong returns for the six-month period, but underperformed the benchmark Russell 2500 Growth Index.

What factors influenced performance?

•

Stock selection in the industrials and health care sectors were the most significant contributors to relative performance during the reporting period. Within industrials, the air freight transportation company Atlas Air Worldwide Holding, Inc. was up 59% given the global, cyclical recovery. In health care, a number of holdings within biotechnology were the main contributors to the Fund’s outperformance within the space. Elsewhere within the Fund, top conviction holding TiVo, Inc. spiked 65%, as a federal appeals court upheld and validated the company’s time warp technology patent.

•

Conversely, weaker stock selection in the consumer discretionary and financials sectors held back relative performance for the period. Most notable within the consumer discretionary sector was made-for-TV movie database provider RHI Entertainment, Inc., whose shares plummeted more than 80% on worries of potential bankruptcy due to slower than expected cash flow generation. Performance in the specialty retail industry also detracted from relative returns, as the Fund’s holdings were up 7% versus the benchmark’s 22% return in the sub-sector. In financials, holding PrivateBancorp, Inc. was the most significant detractor, as the stock declined by 60% after revealing greater than expected write-downs on its commercial real estate debt portfolios. In other areas, health care equipment company NuVasive, Inc. had a negative impact on results, as shares fell 30% during the period on concerns over reimbursement issues for its spine surgery products.

Describe recent portfolio activity.

•

During the six months, we decreased the Fund’s weighting in the financials sector, eliminating positions in RenaissanceRe Holdings Ltd., PrivateBancorp, Inc. and Franklin Street Properties Corp. We increased our overall position in the industrials space, adding positions in Manitowoc Co., Inc. and Atlas Air Worldwide, Inc. among others.

Describe Fund positioning at period end.

•

At period end, the Fund’s most significant overweight relative to the Russell 2500 Growth Index is in the industrials sector (by approximately 350 basis points), while its largest underweight is in the consumer discretionary sector (by 525 basis points).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
TiVo, Inc.	4%
BE Aerospace, Inc.	2
CKX, Inc.	2
Lincare Holdings, Inc.	2
Dollar Financial Corp.	2
Scientific Games Corp. - Class A	2
ExlService Holdings, Inc.	2
SonicWALL, Inc.	2
Atlas Air Worldwide Holdings, Inc.	2
SonoSite, Inc.	2

Sector Allocation	Percent of Long-Term Investments
Information Technology	23%
Health Care	21
Industrials	19
Consumer Discretionary	14
Materials	7
Energy	6
Financials	6
Consumer Staples	3
Telecommunication Services	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK FUNDS	MARCH 31, 2010

BlackRock Small/Mid-Cap Growth Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	Under normal market conditions, the Fund invests at least 80% of total assets in small-capitalization and mid-capitalization companies.

3	An index composed of the Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended March 31, 2010

	6-Month Total Returns	Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
		w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	12.84%	58.50%	N/A	3.25%	N/A	0.32%	N/A
Investor A	12.79	58.06	49.74%	2.99	1.89%	0.02	(0.51)%
Investor B	12.38	56.93	52.43	2.19	1.89	(0.54)	(0.54)
Investor C	12.37	56.84	55.84	2.19	2.19	(0.68)	(0.68)
Class R	12.63	57.64	N/A	2.70	N/A	(0.26)	N/A
Russell 2500 Growth Index	14.87	63.92	N/A	4.65	N/A	(0.75)	N/A

4	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2009	Ending Account Value October 1, 2009	Expenses Paid During the Period[5]
Institutional	$1,000	$1,128.40	$5.94	$1,000	$1,019.35	$5.64
Investor A	$1,000	$1,127.90	$7.37	$1,000	$1,018.00	$6.99
Investor B	$1,000	$1,123.80	$11.44	$1,000	$1,014.16	$10.85
Investor C	$1,000	$1,123.70	$11.44	$1,000	$1,014.16	$10.85
Class R	$1,000	$1,126.30	$8.91	$1,000	$1,016.55	$8.45

5	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.12% for Institutional, 1.39% for Investor A, 2.16% Investor B, 2.16% for Investor C and 1.68% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2010	9

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available for purchase through exchanges, dividend reinvestment or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to October 2, 2006, BlackRock Mid-Cap Growth Equity Portfolio’s and BlackRock Small/Mid-Cap Growth Portfolio’s Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R

Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. BlackRock Small/Mid-Cap Growth Portfolio may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for BlackRock Mid-Cap Value Equity and BlackRock Small/ Mid-Cap Growth Portfolios for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Funds on that date.

The Funds’ investment advisor waived or reimbursed a portion of each Fund’s expenses. Without such waiver and reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

10	BLACKROCK FUNDS	MARCH 31, 2010

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2009 and held through March 31, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including options, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. A Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	11

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 3.7%
BE Aerospace, Inc. (a)	191,400	$5,828,130
Precision Castparts Corp.	29,000	3,674,590

		9,502,720

Auto Components — 1.6%
Lear Corp. (a)	51,000	4,046,850

Biotechnology — 2.9%
Dendreon Corp. (a)(b)	94,400	3,442,768
Genzyme Corp. (a)	36,900	1,912,527
InterMune, Inc. (a)	20,300	904,771
United Therapeutics Corp. (a)	21,400	1,184,062

		7,444,128

Capital Markets — 3.4%
Greenhill & Co., Inc.	32,200	2,643,298
Invesco Ltd.	118,507	2,596,488
Northern Trust Corp.	45,200	2,497,752
Och-Ziff Capital Management Group LLC - Class A	65,200	1,043,200

		8,780,738

Chemicals — 4.8%
Agrium, Inc.	82,700	5,841,101
Airgas, Inc.	47,100	2,996,502
Celanese Corp. - Series A	110,400	3,516,240

		12,353,843

Communications Equipment — 1.5%
Harris Corp. (b)	52,281	2,482,825
Juniper Networks, Inc. (a)	47,600	1,460,368

		3,943,193

Computers & Peripherals — 1.4%
Western Digital Corp. (a)	90,200	3,516,898

Construction & Engineering — 1.4%
Quanta Services, Inc. (a)	187,300	3,588,668

Containers & Packaging — 1.4%
Owens-Illinois, Inc. (a)	102,700	3,649,958

Diversified Consumer Services — 1.0%
DeVry, Inc.	38,000	2,477,600

Diversified Financial Services — 2.2%
CME Group, Inc.	11,400	3,603,654
MSCI, Inc. - Class A (a)	57,700	2,082,970

		5,686,624

Electrical Equipment — 1.3%
AMETEK, Inc.	81,800	3,391,428

Electronic Equipment, Instruments & Components — 1.9%
Amphenol Corp. - Class A	82,800	3,493,332
Cogent, Inc. (a)	128,100	1,306,620

		4,799,952

Energy Equipment & Services — 2.6%
Noble Corp. (a)	62,200	2,601,204
Rowan Cos., Inc. (a)	47,300	1,376,903
Superior Energy Services, Inc. (a)	123,700	2,600,174

		6,578,281

Food & Staples Retailing — 1.3%
Safeway, Inc.	133,400	3,316,324

Health Care Equipment & Supplies — 4.7%
CareFusion Corp. (a)	78,000	2,061,540
Gen-Probe, Inc. (a)	55,700	2,785,000
Hologic, Inc. (a)	173,500	3,216,690
Inverness Medical Innovations, Inc. (a)	97,300	3,789,835

		11,853,065

Health Care Providers & Services — 6.7%
Aetna, Inc.	101,300	3,556,643
Humana, Inc. (a)	29,300	1,370,361
Lincare Holdings, Inc. (a)	117,900	5,291,352
Magellan Health Services, Inc. (a)	29,300	1,273,964
Medco Health Solutions, Inc. (a)	55,500	3,583,080
MEDNAX, Inc. (a)	32,800	1,908,632

		16,984,032

Hotels, Restaurants & Leisure — 5.0%
Bally Technologies, Inc. (a)	32,300	1,309,442
Burger King Holdings, Inc.	47,900	1,018,354
Darden Restaurants, Inc.	59,700	2,659,038
Penn National Gaming, Inc. (a)	92,800	2,579,840
Scientific Games Corp. - Class A (a)	368,000	5,181,440

		12,748,114

Household Products — 1.4%
Church & Dwight Co., Inc.	51,800	3,468,010

IT Services — 8.4%
Alliance Data Systems Corp. (a)(b)	67,800	4,338,522
Amdocs Ltd. (a)	147,300	4,435,203
Gartner, Inc. (a)	177,900	3,956,496
Genpact Ltd. (a)	264,800	4,440,696
Lender Processing Services, Inc.	114,200	4,311,050

		21,481,967

Life Sciences Tools & Services — 1.0%
Thermo Fisher Scientific, Inc. (a)	50,800	2,613,152

Machinery — 3.4%
Joy Global, Inc.	42,300	2,394,180
The Manitowoc Co., Inc.	200,000	2,600,000
Pentair, Inc.	102,900	3,665,298

		8,659,478

Media — 3.2%
CKX, Inc. (a)	365,500	2,240,515
DISH Network Corp. - Class A	90,500	1,884,210
DreamWorks Animation SKG, Inc. - Class A (a)	102,400	4,033,536

		8,158,261

Portfolio Abbreviation

ADR	American Depositary Receipts

See Notes to Financial Statements.

12	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Mid-Cap Growth Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Metals & Mining — 0.8%
Century Aluminum Co. (a)	147,757	$2,033,136

Oil, Gas & Consumable Fuels — 4.7%
CONSOL Energy, Inc.	81,500	3,476,790
Plains Exploration & Production Co. (a)	90,700	2,720,093
Ultra Petroleum Corp. (a)	62,500	2,914,375
The Williams Cos., Inc.	122,000	2,818,200

		11,929,458

Personal Products — 2.0%
Avon Products, Inc.	149,300	5,056,791

Pharmaceuticals — 3.5%
Biovail Corp.	114,700	1,923,519
Shire Plc - ADR	40,856	2,694,862
Warner Chilcott Plc - Class A (a)	167,500	4,279,625

		8,898,006

Professional Services — 2.0%
IHS, Inc. - Class A (a)	35,300	1,887,491
Manpower, Inc.	55,700	3,181,584

		5,069,075

Real Estate Investment Trusts (REITs) — 0.7%
Chimera Investment Corp.	439,000	1,707,710

Semiconductors & Semiconductor Equipment — 6.2%
Broadcom Corp. - Class A (b)	130,200	4,320,036
Lam Research Corp. (a)(b)	127,000	4,739,640
Netlogic Microsystems, Inc. (a)	22,800	671,004
ON Semiconductor Corp. (a)	253,600	2,028,800
PMC-Sierra, Inc. (a)	448,500	4,000,620

		15,760,100

Software — 6.7%
Adobe Systems, Inc. (a)	108,100	3,823,497
Intuit, Inc. (a)	85,500	2,936,070
MICROS Systems, Inc. (a)	39,600	1,302,048
Salesforce.com, Inc. (a)	33,900	2,523,855
TiVo, Inc. (a)	372,600	6,378,912

		16,964,382

Specialty Retail — 4.7%
American Eagle Outfitters, Inc.	175,300	3,246,556
Bed Bath & Beyond, Inc. (a)	66,000	2,888,160
GameStop Corp. - Class A (a)(b)	154,700	3,389,477
Staples, Inc.	107,800	2,521,442

		12,045,635

Textiles, Apparel & Luxury Goods — 0.5%
Coach, Inc.	33,300	1,316,016

Wireless Telecommunication Services — 0.9%
American Tower Corp. - Class A (a)	51,000	2,173,110

Total Long-Term Investments (Cost — $211,137,751) — 98.9%		251,996,703

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	3,327,470	3,327,470
BlackRock Liquidity Series, LLC Money Market Series, 0.22% (c)(d)(e)	14,350,950	14,350,950

Total Short-Term Securities (Cost — $17,678,420) — 6.9%		17,678,420

Total Investments (Cost — $228,816,171*) — 105.8%		269,675,123
Liabilities in Excess of Other Assets — (5.8)%		(14,803,316)

Net Assets — 100.0%		$254,871,807

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$235,309,990

Gross unrealized appreciation	$48,821,110
Gross unrealized depreciation	(14,455,977)

Net unrealized appreciation	$34,365,133

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$(1,421,880)	$32	$2,232
BlackRock Liquidity Series, LLC Money Market Series	$(247,902)	—	$11,906

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	13

Schedule of Investments (concluded)	BlackRock Mid-Cap Growth Equity Portfolio

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities

Assets
Level 1:
Long-Term Investments[1]	$251,996,703
Short-Term Securities	3,327,470

Total Level 1	255,324,173

Level 2 – Short-Term Securities	14,350,950
Level 3	—

Total	$269,675,123

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

14	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 0.7%
Orbital Sciences Corp. (a)	280,500	$5,332,305

Auto Components — 0.6%
Dana Holding Corp. (a)	363,100	4,313,628

Beverages — 1.3%
Constellation Brands, Inc. - Class A (a)	200,500	3,296,220
Molson Coors Brewing Co. - Class B	143,800	6,048,228

		9,344,448

Building Products — 1.9%
Masco Corp. (b)	511,100	7,932,272
Owens Corning (a)	231,700	5,894,448

		13,826,720

Capital Markets — 1.9%
Freedom Pay, Inc. (a)	43,051	431
Invesco Ltd.	409,030	8,961,847
Morgan Stanley	167,900	4,917,791

		13,880,069

Chemicals — 1.6%
Albemarle Corp.	127,700	5,443,851
FMC Corp.	102,450	6,202,323

		11,646,174

Commercial Banks — 4.9%
Associated Banc-Corp. (b)	520,500	7,182,900
City National Corp.	65,700	3,545,829
Fifth Third Bancorp	421,700	5,730,903
KeyCorp	872,050	6,758,387
TCF Financial Corp.	446,700	7,120,398
Zions Bancorporation (b)	249,990	5,454,782

		35,793,199

Commercial Services & Supplies — 1.4%
Corrections Corp. of America (a)	299,400	5,946,084
Republic Services, Inc.	149,060	4,325,721

		10,271,805

Communications Equipment — 0.4%
Ciena Corp. (a)(b)	211,500	3,223,260

Computers & Peripherals — 1.0%
Dell, Inc. (a)	484,800	7,276,848

Construction & Engineering — 0.7%
Jacobs Engineering Group, Inc. (a)(b)	104,200	4,708,798

Consumer Finance — 0.4%
SLM Corp. (a)	218,600	2,736,872

Containers & Packaging — 2.4%
Owens-Illinois, Inc. (a)	247,240	8,786,910
Pactiv Corp. (a)	330,000	8,309,400

		17,096,310

Diversified Consumer Services — 0.6%
H&R Block, Inc. (b)	240,200	4,275,560

Diversified Financial Services — 3.0%
IntercontinentalExchange, Inc. (a)	44,600	5,003,228
NYSE Euronext	299,700	8,874,117
PHH Corp. (a)	344,150	8,111,616

		21,988,961

Electric Utilities — 2.9%
American Electric Power Co., Inc.	81,070	2,770,973
Entergy Corp.	102,600	8,346,510
Northeast Utilities	255,050	7,049,582
Westar Energy, Inc.	128,800	2,872,240

		21,039,305

Electronic Equipment, Instruments & Components — 1.5%
Anixter International, Inc. (a)	120,875	5,662,994
Tech Data Corp. (a)	65,336	2,737,578
Tyco Electronics Ltd.	79,200	2,176,416

		10,576,988

Energy Equipment & Services — 1.1%
Noble Corp. (a)	186,600	7,803,612

Food & Staples Retailing — 1.5%
The Kroger Co.	187,300	4,056,918
Safeway, Inc. (b)	280,680	6,977,705

		11,034,623

Food Products — 1.5%
Del Monte Foods Co.	386,517	5,643,148
The J.M. Smucker Co.	89,600	5,399,296

		11,042,444

Gas Utilities — 2.6%
EQT Corp.	219,700	9,007,700
Questar Corp.	220,700	9,534,240

		18,541,940

Health Care Equipment & Supplies — 1.5%
Boston Scientific Corp. (a)	333,200	2,405,704
The Cooper Cos., Inc.	101,076	3,929,835
Zimmer Holdings, Inc. (a)	79,000	4,676,800

		11,012,339

Health Care Providers & Services — 2.6%
MEDNAX, Inc. (a)	67,750	3,942,373
Universal Health Services, Inc. - Class B	214,300	7,519,787
WellPoint, Inc. (a)	119,700	7,706,286

		19,168,446

Hotels, Restaurants & Leisure — 2.8%
Bally Technologies, Inc. (a)	149,700	6,068,838
Darden Restaurants, Inc.	107,400	4,783,596
P.F. Chang’s China Bistro, Inc. (a)	24,500	1,081,185
Scientific Games Corp. - Class A (a)	229,300	3,228,544
Starwood Hotels & Resorts Worldwide, Inc. (b)	111,800	5,214,352

		20,376,515

Household Durables — 1.4%
MDC Holdings, Inc.	129,600	4,485,456
Stanley Black & Decker, Inc.	94,800	5,442,468

		9,927,924

Independent Power Producers & Energy Traders — 0.8%
NRG Energy, Inc. (a)(b)	270,490	5,653,241

Industrial Conglomerates — 0.4%
Textron, Inc. (b)	143,900	3,054,997

Insurance — 7.8%
AON Corp.	85,000	3,630,350

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	15

Schedule of Investments (continued)	BlackRock Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Insurance (concluded)
AXIS Capital Holdings Ltd.	240,030	$7,503,338
The Hanover Insurance Group, Inc.	167,499	7,304,631
HCC Insurance Holdings, Inc.	230,500	6,361,800
Lincoln National Corp.	132,900	4,080,030
Loews Corp.	232,800	8,678,784
Primerica, Inc. (a)	48,000	720,000
RenaissanceRe Holdings Ltd.	38,100	2,162,556
The Travelers Cos., Inc.	117,550	6,340,647
W.R. Berkley Corp.	167,700	4,375,293
XL Capital Ltd. - Class A	291,050	5,500,845

		56,658,274

Internet & Catalog Retail — 0.4%
Expedia, Inc. (b)	102,900	2,568,384

Internet Software & Services — 1.0%
Yahoo!, Inc. (a)	422,500	6,983,925

IT Services — 1.2%
Amdocs Ltd. (a)	127,314	3,833,425
Fidelity National Information Services, Inc.	213,650	5,007,956

		8,841,381

Leisure Equipment & Products — 1.1%
Mattel, Inc.	339,600	7,722,504

Life Sciences Tools & Services — 0.8%
Thermo Fisher Scientific, Inc. (a)	115,900	5,961,896

Machinery — 4.4%
Danaher Corp.	85,400	6,824,314
Eaton Corp.	72,300	5,478,171
Navistar International Corp. (a)	66,100	2,956,653
Parker Hannifin Corp.	93,400	6,046,716
Terex Corp. (a)	345,200	7,839,492
Trinity Industries, Inc.	154,800	3,089,808

		32,235,154

Media — 3.9%
Cablevision Systems Corp. - Class A	324,800	7,840,672
DIRECTV - Class A (a)	156,900	5,304,789
The Interpublic Group of Cos., Inc. (a)	927,400	7,715,968
Viacom, Inc. - Class B (a)	215,550	7,410,609

		28,272,038

Metals & Mining — 1.4%
Freeport-McMoRan Copper & Gold, Inc.	68,700	5,739,198
Reliance Steel & Aluminum Co.	89,950	4,428,238

		10,167,436

Multiline Retail — 2.1%
Macy’s, Inc. (b)	450,250	9,801,943
Saks, Inc. (a)(b)	586,700	5,045,620

		14,847,563

Multi-Utilities — 2.9%
CMS Energy Corp.	486,900	7,527,474
PG&E Corp. (b)	168,700	7,156,254
Wisconsin Energy Corp.	132,300	6,536,943

		21,220,671

Office Electronics — 1.1%
Xerox Corp.	848,500	8,272,875

Oil, Gas & Consumable Fuels — 6.5%
Cimarex Energy Co. (b)	121,900	7,238,422
CONSOL Energy, Inc.	157,181	6,705,341
Newfield Exploration Co. (a)	128,500	6,688,425
Petrohawk Energy Corp. (a)	341,700	6,929,676
Plains Exploration & Production Co. (a)	275,600	8,265,244
SandRidge Energy, Inc. (a)(b)	473,100	3,642,870
Whiting Petroleum Corp. (a)	92,200	7,453,448

		46,923,426

Paper & Forest Products — 1.8%
International Paper Co.	328,200	8,077,002
Weyerhaeuser Co. (b)	113,000	5,115,510

		13,192,512

Personal Products — 0.9%
Avon Products, Inc.	90,000	3,048,300
The Estee Lauder Cos., Inc. - Class A	57,100	3,704,077

		6,752,377

Pharmaceuticals — 0.8%
Watson Pharmaceuticals, Inc. (a)(b)	134,200	5,605,534

Real Estate Investment Trusts (REITs) — 4.7%
Alexandria Real Estate Equities, Inc. (b)	103,500	6,996,600
Chimera Investment Corp.	1,973,710	7,677,732
MFA Financial, Inc.	1,071,800	7,888,448
Simon Property Group, Inc. (b)	102,806	8,625,423
U-Store-It Trust	426,300	3,069,360

		34,257,563

Real Estate Management & Development — 1.2%
Forestar Group, Inc. (a)	443,000	8,363,840

Road & Rail — 1.6%
Hertz Global Holdings, Inc. (a)	464,400	4,639,356
Union Pacific Corp.	95,900	7,029,470

		11,668,826

Semiconductors & Semiconductor Equipment — 1.5%
Micron Technology, Inc. (a)	323,060	3,356,593
ON Semiconductor Corp. (a)	616,400	4,931,200
Varian Semiconductor Equipment Associates, Inc. (a)	86,200	2,854,944

		11,142,737

Software — 2.2%
Novell, Inc. (a)	627,500	3,758,725
Phase Metrics, Inc. (a)	108,409	2,168
Symantec Corp. (a)	163,550	2,767,266
Take-Two Interactive Software, Inc. (a)	354,600	3,492,810
TiVo, Inc. (a)	362,100	6,199,152

		16,220,121

Specialty Retail — 2.5%
The Gap, Inc.	324,200	7,492,262
Limited Brands, Inc.	276,300	6,802,506
The Sherwin-Williams Co.	52,500	3,553,200

		17,847,968

Thrifts & Mortgage Finance — 1.8%
People’s United Financial, Inc.	509,000	7,960,760

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Mid-Cap Value Equity Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Thrifts & Mortgage Finance (concluded)
Washington Federal, Inc. (b)	253,300	$5,147,056

		13,107,816

Water Utilities — 0.9%
American Water Works Co., Inc.	304,400	6,623,744

Wireless Telecommunication Services — 0.8%
Syniverse Holdings, Inc. (a)	298,100	5,804,007

Total Long-Term Investments (Cost — $544,729,801) — 98.7%		716,209,903

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	9,507,890	9,507,890
BlackRock Liquidity Series, LLC Money Market Series, 0.22% (c)(d)(e)	91,313,800	91,313,800

Total Short-Term Securities (Cost — $100,821,690) — 13.9%		100,821,690

Total Investments Before Outstanding Options Written (Cost — $645,551,491*) — 112.6%		817,031,593

	Contracts
Options Written
Exchange-Traded Call Options Written
Chimera Investment Corp., Strike Price $5, Expires 6/19/10	110	(550)
Darden Restaurants, Inc., Strike Price $44, Expires 4/17/10	250	(25,000)
Del Monte Foods Co., Strike Price $15, Expires 5/22/10	1,000	(40,000)
Mattel, Inc., Strike Price $25, Expires 4/17/10	1,000	(15,000)
Micron Technology, Inc., Strike Price $12, Expires 5/22/10	1,000	(28,000)
Xerox Corp., Strike Price $11, Expires 4/17/10	3,000	(6,000)

Total Options Written (Premiums Received — $139,863) — (0.0)%		(114,550)

Total Investments Net of Outstanding Options Written — 112.6%		816,917,043
Liabilities in Excess of Other Assets — (12.6)%		(91,357,862)

Net Assets — 100.0%		$725,559,181

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$710,742,940

Gross unrealized appreciation	$111,297,270
Gross unrealized depreciation	(5,008,617)

Net unrealized appreciation	$106,288,653

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net	Realized
Affiliate	Activity	Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$(8,080,011)	$114	$5,970
BlackRock Liquidity Series, LLC Money Market Series	$59,068,900	—	$47,880

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	17

Schedule of Investments (concluded)	BlackRock Mid-Cap Value Equity Portfolio

The following table summarizes the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments[1] :

	Assets	Liabilities

Level 1 :
Long-Term Investments[2]	$716,207,304	—
Short-Term Securities	9,507,890	$(114,550)

Total Level 1	725,715,194	(114,550)

Level 2 – Short-Term Securities	91,313,800	—
Level 3 :
Long-Term Investments:
Capital Markets	431	—
Software	2,168	—

Total Level 3	2,599	—

Total	$817,031,593	$(114,550)

[1]	Other financial instruments are options which are shown at value.

[2]	See above Schedule of Investments for values in each industry excluding the industries in Level 3 within the table.

The following table is reconciliation of Level 3 investments for the six months ended March 31, 2010:

Long-Term Investments
	Capital Markets	Software	Total
Balance, as of September 30, 2009	$431	$2,168	$2,599
Accrued discounts/premiums	—	—	—
Realized gain/loss	—	—	—
Change in unrealized appreciation/depreciation[1]	—	—	—
Net purchases/sales	—	—	—
Transfers in/out of Level 3	—	—	—

Balance, as of March 31, 2010	$431	$2,168	$2,599

[1]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/ depreciation on securities still held at March 31, 2010 was $0.

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Small/Mid-Cap Growth Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Aerospace & Defense — 4.2%
Argon ST, Inc. (a)	53,311	$1,418,606
BE Aerospace, Inc. (a)	111,800	3,404,310
Orbital Sciences Corp. (a)	78,900	1,499,889

		6,322,805

Air Freight & Logistics — 3.2%
Atlas Air Worldwide Holdings, Inc. (a)	53,600	2,843,480
Forward Air Corp.	75,700	1,990,910

		4,834,390

Auto Components — 1.0%
Lear Corp. (a)	19,000	1,507,650

Beverages — 1.2%
Heckmann Corp. (a)	312,900	1,814,820

Biotechnology — 3.2%
Cubist Pharmaceuticals, Inc. (a)	48,900	1,102,206
Dendreon Corp. (a)(b)	55,500	2,024,085
InterMune, Inc. (a)	12,000	534,840
Onyx Pharmaceuticals, Inc. (a)	36,300	1,099,164

		4,760,295

Capital Markets — 2.0%
Financial Engines, Inc. (a)	15,500	261,950
Greenhill & Co., Inc.	8,000	656,720
Invesco Ltd.	82,900	1,816,339
SWS Group, Inc.	22,400	258,272

		2,993,281

Chemicals — 3.9%
Agrium, Inc.	28,200	1,991,766
Celanese Corp. - Series A	61,700	1,965,145
Georgia Gulf Corp. (a)	21,900	404,931
Intrepid Potash, Inc. (a)(b)	52,600	1,595,358

		5,957,200

Commercial Services & Supplies — 2.3%
Clean Harbors, Inc. (a)	21,400	1,188,984
SYKES Enterprises, Inc. (a)	103,484	2,363,575

		3,552,559

Construction & Engineering — 1.9%
Chicago Bridge & Iron Co. NV (a)	62,800	1,460,728
Quanta Services, Inc. (a)	75,100	1,438,916

		2,899,644

Consumer Finance — 2.0%
Dollar Financial Corp. (a)	128,599	3,094,092

Containers & Packaging — 1.5%
Owens-Illinois, Inc. (a)	64,300	2,285,222

Diversified Consumer Services — 1.3%
Grand Canyon Education, Inc. (a)	75,400	1,970,956

Diversified Financial Services — 0.8%
MSCI, Inc. - Class A (a)	35,100	1,267,110

Diversified Telecommunication Services — 0.9%
Cbeyond, Inc. (a)	95,000	1,299,600

Electrical Equipment — 1.1%
A123 Systems, Inc. (a)(b)	6,700	92,058
AMETEK, Inc.	37,900	1,571,334

		1,663,392

Electronic Equipment, Instruments & Components — 1.4%
Cogent, Inc. (a)	203,300	2,073,660

Energy Equipment & Services — 0.9%
Superior Energy Services, Inc. (a)	64,400	1,353,688

Food Products — 1.2%
Diamond Foods, Inc.	44,400	1,866,576

Health Care Equipment & Supplies — 6.1%
Gen-Probe, Inc. (a)	40,900	2,045,000
Hologic, Inc. (a)	126,600	2,347,164
Inverness Medical Innovations, Inc. (a)	53,900	2,099,405
SonoSite, Inc. (a)	82,978	2,664,424

		9,155,993

Health Care Providers & Services — 5.1%
Emergency Medical Services Corp. - Class A (a)	25,899	1,464,588
Lincare Holdings, Inc. (a)	69,100	3,101,208
Medco Health Solutions, Inc. (a)	30,500	1,969,080
MEDNAX, Inc. (a)	19,500	1,134,705

		7,669,581

Health Care Technology — 1.0%
MedAssets, Inc. (a)	69,100	1,451,100

Hotels, Restaurants & Leisure — 2.9%
The Cheesecake Factory, Inc. (a)	50,600	1,369,236
Scientific Games Corp. - Class A (a)	215,400	3,032,832

		4,402,068

Household Products — 0.7%
Church & Dwight Co., Inc.	15,500	1,037,725

Insurance — 0.7%
Aspen Insurance Holdings Ltd.	36,600	1,055,544

Internet Software & Services — 0.3%
Constant Contact, Inc. (a)	19,200	445,824

IT Services — 6.7%
Amdocs Ltd. (a)	48,075	1,447,538
ExlService Holdings, Inc. (a)	181,201	3,022,433
Gartner, Inc. (a)	106,800	2,375,232
Genpact Ltd. (a)	83,400	1,398,618
Global Cash Access Holdings, Inc. (a)	225,900	1,845,603

		10,089,424

Life Sciences Tools & Services — 1.0%
Bruker Corp. (a)	53,100	777,915
Thermo Fisher Scientific, Inc. (a)	14,600	751,024

		1,528,939

Machinery — 3.2%
Joy Global, Inc.	23,100	1,307,460
The Manitowoc Co., Inc.	147,900	1,922,700
Pentair, Inc.	43,300	1,542,346

		4,772,506

Media — 3.5%
CKX, Inc. (a)	533,700	3,271,581

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	19

Schedule of Investments (continued)	BlackRock Small/Mid-Cap Growth Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Media (concluded)
DreamWorks Animation SKG, Inc. - Class A (a)	49,832	$1,962,882

		5,234,463

Metals & Mining — 1.1%
Century Aluminum Co. (a)(b)	117,800	1,620,928

Oil, Gas & Consumable Fuels — 5.0%
CONSOL Energy, Inc.	40,900	1,744,794
EXCO Resources, Inc.	11,650	214,127
Plains Exploration & Production Co. (a)	74,400	2,231,256
Ultra Petroleum Corp. (a)	37,900	1,767,277
The Williams Cos., Inc.	66,500	1,536,150

		7,493,604

Pharmaceuticals — 4.5%
Auxilium Pharmaceuticals, Inc. (a)	45,800	1,427,128
Biovail Corp.	67,400	1,130,298
Cypress Bioscience, Inc. (a)	137,800	675,220
Shire Plc - ADR	33,276	2,194,885
Warner Chilcott Plc - Class A (a)	54,100	1,382,255

		6,809,786

Professional Services — 2.3%
Manpower, Inc.	24,700	1,410,864
Robert Half International, Inc. (b)	24,800	754,664
TrueBlue, Inc. (a)	49,800	771,900
Verisk Analytics, Inc. - Class A (a)	17,500	493,500

		3,430,928

Semiconductors & Semiconductor Equipment — 4.3%
Entegris, Inc. (a)	321,000	1,617,840
FEI Co. (a)	46,500	1,065,315
Microsemi Corp. (a)	85,200	1,477,368
Netlogic Microsystems, Inc. (a)	13,600	400,248
ON Semiconductor Corp. (a)	84,351	674,808
Silicon Laboratories, Inc. (a)	27,000	1,287,090

		6,522,669

Software — 9.8%
Adobe Systems, Inc. (a)	38,400	1,358,208
Blackboard, Inc. (a)(b)	52,500	2,187,150
DemandTec, Inc. (a)	140,500	976,475
SonicWALL, Inc. (a)	345,600	3,003,264
Taleo Corp. - Class A (a)	51,200	1,326,592
TiVo, Inc. (a)	347,200	5,944,064

		14,795,753

Specialty Retail — 3.4%
American Eagle Outfitters, Inc.	103,400	1,914,968
Dick’s Sporting Goods, Inc. (a)	30,600	798,966
GameStop Corp. - Class A (a)	69,766	1,528,573
J. Crew Group, Inc. (a)	19,200	881,280

		5,123,787

Textiles, Apparel & Luxury Goods — 1.0%
Coach, Inc.	38,800	1,533,376

Total Long-Term Investments (Cost — $123,117,212) — 96.6%		145,690,938

	Shares/ Beneficial Interest
Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (c)(d)	4,897,837	4,897,837
BlackRock Liquidity Series, LLC Money Market Series, 0.22% (c)(d)(e)	7,183,750	7,183,750

Total Short-Term Securities (Cost — $12,081,587) — 8.0%		12,081,587

Total Investments (Cost — $135,198,799*) — 104.6%		157,772,525
Liabilities in Excess of Other Assets — (4.6)%		(6,935,108)

Net Assets — 100.0%		$150,837,417

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$136,682,684

Gross unrealized appreciation	$27,119,844
Gross unrealized depreciation	(6,030,003)

Net unrealized appreciation	$21,089,841

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

	Net	Realized
Affiliate	Activity	Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$4,897,837	$43	$1,946
BlackRock Liquidity Series, LLC Money Market Series	$4,012,250	—	$5,404

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments (concluded)	BlackRock Small/Mid-Cap Growth Portfolio

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1:
Long-Term Investments[1]	$145,690,938
Short-Term Securities	4,897,837

Total Level 1	150,588,775

Level 2 – Short-Term Securities	7,183,750
Level 3	—

Total	$157,772,525

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	21

Statements of Assets and Liabilities

March 31, 2010 (Unaudited)	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Mid-Cap Value Equity Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
Assets
Investments at value - unaffiliated[1,2]	$251,996,703	$716,209,903	$145,690,938
Investments at value - affiliated[3]	17,678,420	100,821,690	12,081,587
Investments sold receivable	3,826,837	8,271,300	1,060,728
Capital shares sold receivable	221,425	960,578	329,400
Dividends receivable	149,213	1,103,592	26,746
Securities lending income receivable - affiliated	4,326	20,732	1,410
Dividends receivable - affiliated	326	1,521	287
Receivable from advisor	166	62,660	14,542
Prepaid expenses	59,690	78,864	49,158

Total assets	273,937,106	827,530,840	159,254,796

Liabilities
Options written at value[4]	—	114,550	—
Collateral at value - securities loaned	14,350,950	91,313,800	7,183,750
Investments purchased payable	3,805,396	5,974,905	41,830
Capital shares redeemed payable	405,872	3,321,550	831,426
Other affiliates payable	199,568	451,623	179,280
Investment advisory fees payable	192,527	487,510	99,559
Service and distribution fees payable	64,067	207,970	39,427
Officer’s and Trustees’ fees payable	8,111	10,847	7,690
Other accrued expenses payable	38,808	88,904	34,417

Total liabilities	19,065,299	101,971,659	8,417,379

Net Assets	$254,871,807	$725,559,181	$150,837,417

Net Assets Consist of
Paid-in capital	$361,246,302	$814,883,457	$157,911,274
Undistributed (accumulated) net investment income (loss)	(893,561)	20,956	(803,402)
Accumulated net realized loss	(146,339,886)	(260,850,647)	(28,844,181)
Net unrealized appreciation/depreciation	40,858,952	171,505,415	22,573,726

Net Assets	$254,871,807	$725,559,181	$150,837,417

[1] Investments at cost - unaffiliated	$211,137,751	$544,729,801	$123,117,212
[2] Securities loaned	$14,005,021	$88,207,261	$6,933,421
[3] Investments at cost - affiliated	$17,678,420	$100,821,690	$12,081,587
[4] Premiums received	—	$139,863	—

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2010

Statements of Assets and Liabilities (concluded)

March 31, 2010 (Unaudited)	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Mid-Cap Value Equity Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
Net Asset Value
Institutional
Net assets	$28,034,012	$144,259,897	$13,708,468

Shares outstanding[1]	2,391,922	13,548,492	1,121,504

Net asset value	$11.72	$10.65	$12.22

Service
Net assets	$376,389	$800,154	—

Shares outstanding[1]	33,788	76,487	—

Net asset value	$11.14	$10.46	—

Investor A
Net assets	$198,694,971	$445,960,499	$118,842,998

Shares outstanding[1]	18,423,222	43,122,279	10,444,521

Net asset value	$10.79	$10.34	$11.38

Investor B
Net assets	$10,816,317	$34,862,967	$6,101,358

Shares outstanding[1]	1,133,024	3,709,362	634,510

Net asset value	$9.55	$9.40	$9.62

Investor C
Net assets	$13,997,590	$99,675,664	$9,196,299

Shares outstanding[1]	1,466,061	10,638,013	955,138

Net asset value	$9.55	$9.37	$9.63

Class R
Net assets	$2,952,528	—	$2,988,294

Shares outstanding[1]	274,072	—	265,943

Net asset value	$10.77	—	$11.24

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	23

Statements of Operations

Six Months Ended March 31, 2010 (Unaudited)	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Mid-Cap Value Equity Portfolio	BlackRock Small/Mid-Cap Growth Portfolio
Investment Income
Dividends	$1,002,920	$5,655,620	$188,697
Foreign taxes withheld	(2,231)	—	(1,009)
Securities lending - affiliated	11,906	47,880	5,404
Dividends - affiliated	2,232	5,970	1,946

Total income	1,014,827	5,709,470	195,038

Expenses
Investment advisory	959,998	2,811,699	525,448
Transfer agent - class specific	394,093	813,472	269,599
Service and distribution - class specific	357,449	1,163,547	219,416
Administration	90,000	253,382	52,545
Administration - class specific	30,011	87,946	17,527
Registration	24,394	22,130	19,867
Printing	23,300	81,781	13,305
Professional	22,487	25,912	29,242
Custodian	9,273	28,064	14,462
Officer and Trustees	9,020	13,997	8,020
Miscellaneous	8,936	14,906	7,536
Recoupment of past waived fees - class specific	22,093	—	1,751

Total expenses	1,951,054	5,316,836	1,178,718
Less fees waived by advisor	(1,244)	(3,263)	(1,084)
Less administration fees waived - class specific	(1,503)	(87,629)	(17,276)
Less transfer agent fees waived - class specific	(1,214)	(26,453)	(7,196)
Less transfer agent fees reimbursed - class specific	(9,622)	(418,877)	(132,862)
Less fees paid indirectly	(600)	(624)	(175)

Total expenses after fees waived, reimbursed and paid indirectly	1,936,871	4,779,990	1,020,125

Net investment income (loss)	(922,044)	929,480	(825,087)

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	15,274,801	63,613,153	11,550,176
Redemption-in-kind transactions	—	3,663,107	—
Options written	—	455,324	—

	15,274,801	67,731,584	11,550,176

Net change in unrealized appreciation/depreciation on:
Investments	17,246,783	26,606,701	6,659,347
Options written	—	(34,647)	—

	17,246,783	26,572,054	6,659,347

Total realized and unrealized gain	32,521,584	94,303,638	18,209,523

Net Increase in Net Assets Resulting from Operations	$31,599,540	$95,233,118	$17,384,436

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2010

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	BlackRock Mid-Cap Growth Equity Portfolio		BlackRock Mid-Cap Value Equity Portfolio		BlackRock Small/Mid-Cap Growth Portfolio
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
Operations
Net investment income (loss)	$(922,044)	$(1,686,733)	$929,480	$3,612,304	$(825,087)	$(1,239,310)
Net realized gain (loss)	15,274,801	(36,932,678)	67,731,584	(255,846,682)	11,550,176	(34,640,064)
Net change in unrealized appreciation/depreciation	17,246,783	30,815,471	26,572,054	195,004,722	6,659,347	17,410,574

Net increase (decrease) in net assets resulting from operations	31,599,540	(7,803,940)	95,233,118	(57,229,656)	17,384,436	(18,468,800)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	—	—	(1,272,559)	(1,133,643)	—	—
Service	—	—	(12,974)	(15,870)	—	—
Investor A	—	—	(1,814,401)	(3,029,032)	—	—
Investor B	—	—	—	(358,215)	—	—
Investor C	—	—	—	(649,056)	—	—
Tax return of capital:
Institutional	—	—	—	—	—	(24,231)
Investor A	—	—	—	—	—	(140,153)
Class R	—	—	—	—	—	(1,194)

Decrease in net assets resulting from dividends and distributions to shareholders	—	—	(3,099,934)	(5,185,816)	—	(165,578)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(10,537,077)	(15,545,849)	(63,944,847)	(40,652,448)	(9,282,000)	(17,528,808)

Redemption Fees
Redemption fees	—	—	—	—	917	6,433

Net Assets
Total increase (decrease) in net assets	21,062,463	(23,349,789)	28,188,337	(103,067,920)	8,103,353	(36,156,753)
Beginning of period	233,809,344	257,159,133	697,370,844	800,438,764	142,734,064	178,890,817

End of period	$254,871,807	$233,809,344	$725,559,181	$697,370,844	$150,837,417	$142,734,064

Undistributed (accumulated) net investment income (loss)	$(893,561)	$28,483	$20,956	$2,191,410	$(803,402)	$21,685

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	25

Financial Highlights	BlackRock Mid-Cap Growth Equity Portfolio

	Institutional						Service
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.27	$10.33	$13.49	$10.70	$10.44	$8.76	$9.78	$9.87	$12.92	$10.27	$10.07	$8.46

Net investment loss[1]	(0.02)	(0.04)	(0.04)	(0.07)	(0.06)	(0.07)	(0.04)	(0.06)	(0.07)	(0.09)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	1.47	(0.02)	(3.12)	2.86 [2]	0.45 [2]	1.75 [2]	1.40	(0.03)	(2.98)	2.74 [2]	0.44 [2]	1.68 [2]

Net increase (decrease) from investment operations	1.45	(0.06)	(3.16)	2.79	0.39	1.68	1.36	(0.09)	(3.05)	2.65	0.33	1.61

Distributions from net realized gain	—	—	—	—	(0.13)	—	—	—	—	—	(0.13)	—

Net asset value, end of period	$11.72	$10.27	$10.33	$13.49	$10.70	$10.44	$11.14	$9.78	$9.87	$12.92	$10.27	$10.07

Total Investment Return[3]
Based on net asset value	14.12%[4]	(0.58)%[5]	(23.43)%	26.08%[6]	3.75%[6]	19.18%[6]	13.91%[4]	(0.91)%[7]	(23.61)%	25.80%[6]	3.29%[6]	19.03%[6]

Ratios to Average Net Assets
Total expenses	1.17%[8]	1.20%	1.07%	1.06%	1.15%	1.41%	1.63%[8]	1.65%	1.29%	1.32%	2.02%	1.60%

Total expenses excluding recoupment of past waived fees	1.14%[8]	1.20%	1.07%	1.06%	1.15%	1.41%	1.63%[8]	1.64%	1.29%	1.32%	2.02%	1.60%

Total expenses after fees waived, reimbursed and paid indirectly	1.17%[8]	1.18%	1.06%	1.05%	1.08%	1.23%	1.58%[8]	1.51%	1.28%	1.22%	1.53%	1.53%

Net investment loss	(0.32%)[8]	(0.44)%	(0.33)%	(0.59)%	(0.60)%	(0.72)%	(0.73%)[8]	(0.76)%	(0.56)%	(0.76)%	(1.06)%	(0.77)%

Supplemental Data
Net assets, end of period (000)	$28,034	$25,572	$26,468	$75,577	$75,111	$75,407	$376	$360	$459	$714	$757	$1,136

Portfolio turnover	35%	53%	45%	53%	64%	85%	35%	53%	45%	53%	64%	85%

See Notes to Financial Statements.

26	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.47	$9.56	$12.55	$10.00	$9.82	$8.26	$8.42	$8.56 $	11.32	$9.09	$9.00	$7.63

Net investment loss[1]	(0.04)	(0.06)	(0.10)	(0.12)	(0.11)	(0.11)	(0.07)	(0.10)	(0.17)	(0.18)	(0.17)	(0.15)
Net realized and unrealized gain (loss)	1.36	(0.03)	(2.89)	2.67 [2]	0.42 [2]	1.67 [2]	1.20	(0.04)	(2.59)	2.41 [2]	0.39 [2]	1.52 [2]

Net increase (decrease) from investment operations	1.32	(0.09)	(2.99)	2.55	0.31	1.56	1.13	(0.14)	(2.76)	2.23	0.22	1.37

Distributions from net realized gain	—	—	—	—	(0.13)	—	—	—	—	—	(0.13)	—

Net asset value, end of period	$10.79	$9.47	$9.56	$12.55	$10.00	$9.82	$9.55	$8.42 $	8.56	$11.32	$9.09	$9.00

Total Investment Return[3]
Based on net asset value	13.94%[4]	(0.94)%[9]	(23.83)%	25.50%[6]	3.16%[6]	18.89%[6]	13.42%[4]	(1.64)%[10]	(24.38)%	24.53%[6]	2.44%[6]	17.96%[6]

Ratios to Average Net Assets
Total expenses	1.58%[8]	1.76%	1.53%	1.60%	1.74%	1.78%	2.56%[8]	2.73%	2.45%	2.46%	2.54%	2.41%

Total expenses excluding recoupment of past waived fees	1.56%[8]	1.72%	1.53%	1.60%	1.74%	1.78%	2.56%[8]	2.64%	2.45%	2.46%	2.54%	2.41%

Total expenses after fees waived, reimbursed and paid indirectly	1.58%[8]	1.59%	1.53%	1.57%	1.58%	1.58%	2.40%[8]	2.34%	2.31%	2.25%	2.33%	2.33%

Net investment loss	(0.74%)[8]	(0.85)%	(0.81)%	(1.11)%	(1.11)%	(1.14)%	(1.56%)[8]	(1.57)%	(1.58)%	(1.79)%	(1.86)%	(1.82)%

Supplemental Data
Net assets, end of period (000)	$198,695	$181,159	$195,980	$274,333	$257,729	$290,285	$10,816	$11,978	$19,565	$43,610	$48,635	$59,100

Portfolio turnover	35%	53%	45%	53%	64%	85%	35%	53%	45%	53%	64%	85%

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (0.87)%.

6	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

7	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (1.22)%.

8	Annualized.

9	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (1.26)%.

10	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (1.99)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	27

Financial Highlights (continued)	BlackRock Mid-Cap Growth Equity Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,		Period October 2, 2006[1] to September 30, 2007
		2009	2008	2007	2006	2005		2009	2008
Per Share Operating Performance
Net asset value, beginning of period	$8.41	$8.56	$11.32	$9.09	$9.00	$7.63	$9.46	$9.56	$12.55	$9.92

Net investment loss[2]	(0.07)	(0.11)	(0.16)	(0.19)	(0.17)	(0.15)	(0.04)	(0.07)	(0.10)	(0.13)
Net realized and unrealized gain (loss)	1.21	(0.04)	(2.60)	2.42 [3]	0.39 [3]	1.52 [3]	1.35	(0.03)	(2.89)	2.76 [3]

Net increase (decrease) from investment operations	1.14	(0.15)	(2.76)	2.23	0.22	1.37	1.31	(0.10)	(2.99)	2.63

Distributions from net realized gain	—	—	—	—	(0.13)	—	—	—	—	—

Net asset value, end of period	$9.55	$8.41	$8.56	$11.32	$9.09	$9.00	$10.77	$9.46	$9.56	$12.55

Total Investment Return[4]
Based on net asset value	13.56%[5]	(1.75)%[6]	(24.38)%	24.53%[7]	2.44%[7]	17.96%[7]	13.85%[5]	(1.05)%[8]	(23.83)%	26.51%[5,7]

Ratios to Average Net Assets
Total expenses	2.33%[9]	2.46%	2.25%	2.31%	2.37%	2.41%	1.91%[9]	2.04%	1.73%	1.63%[9]

Total expenses excluding recoupment of past waived fees	2.30%[9]	2.44%	2.25%	2.31%	2.37%	2.41%	1.91%[9]	2.04%	1.73%	1.63%[9]

Total expenses after fees waived, reimbursed and paid indirectly	2.33%[9]	2.34%	2.25%	2.30%	2.33%	2.33%	1.65%[9]	1.63%	1.58%	1.59%[9]

Net investment loss	(1.49%)[9]	(1.59)%	(1.53)%	(1.84)%	(1.86)%	(1.83)%	(0.81%)[9]	(0.89)%	(0.82)%	(1.12)%[9]

Supplemental Data
Net assets, end of period (000)	$13,998	$12,418	$13,964	$20,203	$18,047	$20,748	$2,953	$2,323	$723	$25

Portfolio turnover	35%	53%	45%	53%	64%	85%	35%	53%	45%	53%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Includes redemption fees, which are less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Aggregate total investment return.

6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (2.10)%.

7	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

8	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (1.36)%.

9	Annualized.

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Mid-Cap Value Equity Portfolio*

	Institutional
	Six Months Ended March 31, 2010	Year Ended September 30,				Period March 1, 2005 to	Period July 1, 2004 to
	(Unaudited)	2009	2008	2007	2006	September 30, 2005	February 28, 2005
Per Share Operating Performance
Net asset value, beginning of period	$9.34	$9.94	$14.35	$13.67	$13.74	$12.73	$12.14

Net investment income	0.03 [1]	0.08 [1]	0.10 [1]	0.11 [1]	0.12 [1]	0.04 [1]	0.11
Net realized and unrealized gain (loss)	1.35	(0.61)	(2.77)	2.38 [2]	1.23 [2]	0.97 [2]	1.44

Net increase (decrease) from investment operations	1.38	(0.53)	(2.67)	2.49	1.35	1.01	1.55

Dividends and distributions from:
Net investment income	(0.07)	(0.07)	—	(0.15)	(0.04)	—	(0.15)
Tax return of capital	—	—	(0.02)	—	—	—	—
Net realized gain	—	—	(1.72)	(1.66)	(1.38)	—	(0.81)

Total dividends and distributions	(0.07)	(0.07)	(1.74)	(1.81)	(1.42)	—	(0.96)

Net asset value, end of period	$10.65	$9.34	$9.94	$14.35	$13.67	$13.74	$12.73

Total Investment Return[3]
Based on net asset value	14.85%[4]	(5.09)%	(20.74)%	19.35%[5]	10.77%[5]	7.94%[4,5]	13.07%[4]

Ratios to Average Net Assets
Total expenses	1.12%[6]	1.16%	1.10%	1.07%	1.07%	1.30%[6]	1.09%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.97%[6]	0.95%	0.94%	0.95%	0.99%	1.00%[6]	0.99%[6]

Net investment income	0.65%[6]	1.00%	0.82%	0.79%	0.88%	0.49%[6]	1.18%[6]

Supplemental Data
Net assets, end of period (000)	$144,260	$165,710	$141,900	$134,665	$80,292	$53,111	$50,383

Portfolio turnover	50%	181%	117%	202%	153%	60%	53%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of State Street Research Mid-Cap Value Fund, a series of a predecessor trust, State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Mid-Cap Value Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratio of 1.56483770 for Institutional shares.

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	29

Financial Highlights (continued)	BlackRock Mid-Cap Value Equity Portfolio*

	Service
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period January 28, 2005[1] to February 28, 2005
		2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$9.17	$9.78	$14.14	$13.49	$13.61	$12.63	$12.04

Net investment income (loss)	0.01 [2]	0.05 [2]	0.06 [2]	0.10 [2]	0.08 [2]	0.02 [2]	(0.01)
Net realized and unrealized gain (loss)	1.33	(0.60)	(2.72)	2.33 [3]	1.21 [3]	0.96 [3]	0.60

Net increase (decrease) from investment operations	1.34	(0.55)	(2.66)	2.43	1.29	0.98	0.59

Dividends and distributions from:
Net investment income	(0.05)	(0.06)	—	(0.12)	(0.03)	—	—
Tax return of capital	—	—	(0.02)	—	—	—	—
Net realized gain	—	—	(1.68)	(1.66)	(1.38)	—	—

Total dividends and distributions	(0.05)	(0.06)	(1.70)	(1.78)	(1.41)	—	—

Net asset value, end of period	$10.46	$9.17	$9.78	$14.14	$13.49	$13.61	$12.63

Total Investment Return[4]
Based on net asset value	14.63%[5]	(5.36)%	(20.95)%	19.10%[6]	10.45%[6]	7.76%[5,6]	4.89%[5]

Ratios to Average Net Assets
Total expenses	1.27%[7]	1.32%	1.25%	1.24%	1.50%	1.54%[7]	1.49%[7]

Total expenses excluding recoupment of past waived fees	1.27%[7]	1.32%	1.25%	1.24%	1.50%	1.54%[7]	1.49%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.27%[7]	1.26%	1.23%	1.20%	1.25%	1.25%[7]	1.25%[7]

Net investment income	0.23%[7]	0.69%	0.54%	0.68%	0.61%	0.20%[7]	0.39%[7]

Supplemental Data
Net assets, end of period (000)	$800	$2,561	$2,431	$3,716	$3,130	$889	$1,374

Portfolio turnover	50%	181%	117%	202%	153%	60%	53%

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Mid-Cap Value Equity Portfolio*

	Investor A
	Six Months Ended March 31, 2010	Year Ended September 30,				Period March 1, 2005 to	Period July 1, 2004 to
	(Unaudited)	2009	2008	2007	2006	September 30, 2005	February 28, 2005
Per Share Operating Performance
Net asset value, beginning of period	$9.06	$9.66	$14.00	$13.38	$13.49	$12.53	$11.92

Net investment income	0.02 [2]	0.05 [2]	0.06 [2]	0.08 [2]	0.08 [2]	0.02 [2]	0.07
Net realized and unrealized gain (loss)	1.30	(0.59)	(2.70)	2.32 [3]	1.21 [3]	0.94 [3]	1.45

Net increase (decrease) from investment operations	1.32	(0.54)	(2.64)	2.40	1.29	0.96	1.52

Dividends and distributions from:
Net investment income	(0.04)	(0.06)	—	(0.12)	(0.02)	—	(0.11)
Tax return of capital	—	—	(0.02)	—	—	—	—
Net realized gain	—	—	(1.68)	(1.66)	(1.38)	—	(0.80)

Total dividends and distributions	(0.04)	(0.06)	(1.70)	(1.78)	(1.40)	—	(0.91)

Net asset value, end of period	$10.34	$9.06	$9.66	$14.00	$13.38	$13.49	$12.53

Total Investment Return[4]
Based on net asset value	14.66%[5]	(5.32)%	(21.04)%	19.02%[6]	10.56%[6]	7.66%[5,6]	12.98%[5]

Ratios to Average Net Assets
Total expenses	1.42%[7]	1.51%	1.43%	1.40%	1.56%	1.64%[7]	1.38%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.29%[7]	1.26%	1.25%	1.25%	1.25%	1.25%[7]	1.24%[7]

Net investment income	0.34%[7]	0.70%	0.53%	0.61%	0.62%	0.24%[7]	0.92%[7]

Supplemental Data
Net assets, end of period (000)	$445,960	$395,763	$470,265	$642,264	$497,964	$500,479	$448,237

Portfolio turnover	50%	181%	117%	202%	153%	60%	53%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of State Street Research Mid-Cap Value Fund, a series of a predecessor trust, State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Mid-Cap Value Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratio of 1.57950264 for Investor A shares.

1	Commencement of operations.

2	Based on average shares outstanding.

3	Includes redemption fees, which are less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Aggregate total investment return.

6	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

7	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	31

Financial Highlights (continued)	BlackRock Mid-Cap Value Equity Portfolio*

	Investor B
	Six Months Ended March 31, 2010	Year Ended September 30,				Period March 1, 2005 to	Period July 1, 2004 to
	(Unaudited)	2009	2008	2007	2006	September 30, 2005	February 28, 2005
Per Share Operating Performance
Net asset value, beginning of period	$8.23	$8.84	$12.92	$12.46	$12.73	$11.87	$11.28

Net investment loss	(0.02)[1]	(0.00)[1,2]	(0.02)[1]	(0.01)[1]	(0.02)[1]	(0.04)[1]	(0.03)
Net realized and unrealized gain (loss)	1.19	(0.56)	(2.47)	2.15 [3]	1.13 [3]	0.90 [3]	1.41

Net increase (decrease) from investment operations	1.17	(0.56)	(2.49)	2.14	1.11	0.86	1.38

Dividends and distributions from:
Net investment income	—	(0.05)	—	(0.02)	—	—	(0.01)
Net realized gain	—	—	(1.59)	(1.66)	(1.38)	—	(0.78)

Total dividends and distributions	—	(0.05)	(1.59)	(1.68)	(1.38)	—	(0.79)

Net asset value, end of period	$9.40	$8.23	$8.84	$12.92	$12.46	$12.73	$11.87

Total Investment Return[4]
Based on net asset value	14.22%[5]	(6.12)%	(21.53)%	18.18%[6]	9.63%[6]	7.25%[5,6]	12.39%[5]

Ratios to Average Net Assets
Total expenses	2.31%[7]	2.38%	2.24%	2.23%	2.25%	2.29%[7]	2.09%[7]

Total expenses after fees waived, reimbursed and paid indirectly	2.06%[7]	2.02%	2.00%	2.00%	2.00%	2.00%[7]	1.99%[7]

Net investment income (loss)	(0.44)%[7]	(0.04)%	(0.21)%	(0.09)%	(0.13)%	(0.52)%[7]	0.20%[7]

Supplemental Data
Net assets, end of period (000)	$34,863	$41,196	$67,656	$119,768	$124,089	$131,651	$128,568

Portfolio turnover	50%	181%	117%	202%	153%	60%	53%

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Mid-Cap Value Equity Portfolio*

	Investor C
	Six Months Ended March 31, 2010	Year Ended September 30,				Period March 1, 2005 to	Period July 1, 2004 to
	(Unaudited)	2009	2008	2007	2006	September 30, 2005	February 28, 2005
Per Share Operating Performance
Net asset value, beginning of period	$8.20	$8.81	$12.90	$12.46	$12.73	$11.87	$11.28

Net investment loss	(0.02)[1]	(0.00)[1,2]	(0.02)[1]	(0.02)[1]	(0.02)[1]	(0.04)[1]	(0.03)
Net realized and unrealized gain (loss)	1.19	(0.56)	(2.47)	2.15 [3]	1.13 [3]	0.90 [3]	1.40

Net increase (decrease) from investment operations	1.17	(0.56)	(2.49)	2.13	1.11	0.86	1.37

Dividends and distributions from:
Net investment income	—	(0.05)	—	(0.03)	—	—	(0.01)
Net realized gain	—	—	(1.60)	(1.66)	(1.38)	—	(0.77)

Total dividends and distributions	—	(0.05)	(1.60)	(1.69)	(1.38)	—	(0.78)

Net asset value, end of period	$9.37	$8.20	$8.81	$12.90	$12.46	$12.73	$11.87

Total Investment Return[4]
Based on net asset value	14.27%[5]	(6.14)%	(21.56)%	18.16%[6]	9.63%[6]	7.25%[5,6]	12.40%[5]

Ratios to Average Net Assets
Total expenses	2.27%[7]	2.39%	2.20%	2.21%	2.15%	2.29%[7]	2.09%[7]

Total expenses after fees waived, reimbursed and paid indirectly	2.06%[7]	2.02%	2.00%	2.00%	2.00%	2.00%[7]	1.99%[7]

Net investment income (loss)	(0.43%)[7]	(0.06)%	(0.22)%	(0.14)%	(0.13)%	(0.50)%[7]	0.19%[7]

Supplemental Data
Net assets, end of period (000)	$99,676	$92,141	$118,186	$173,731	$137,382	$103,344	$91,657

Portfolio turnover	50%	181%	117%	202%	153%	60%	53%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of State Street Research Mid-Cap Value Fund, a series of a predecessor trust, State Street Research Equity Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Mid-Cap Value Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 1.62345461 and 1.63087248 for Investor B and Investor C shares, respectively.

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Includes redemption fees, which are less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Aggregate total investment return.

6	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

7	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	33

Financial Highlights (continued)	BlackRock Small/Mid-Cap Growth Portfolio

	Institutional
	Six Months Ended March 31, 2010	Year Ended September 30,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.83	$11.80	$18.24	$15.51	$15.16	$12.49

Net investment loss[1]	(0.05)	(0.06)	(0.06)	(0.12)	(0.10)	(0.17)
Net realized and unrealized gain (loss)[2]	1.44	(0.89)	(3.49)	3.68	1.09	2.84

Net increase (decrease) from investment operations	1.39	(0.95)	(3.55)	3.56	0.99	2.67

Dividends and distributions from:
Tax return of capital	—	(0.02)	—	—	—	—
Net realized gain	—	—	(2.89)	(0.83)	(0.64)	—

Total dividends and distributions	—	(0.02)	(2.89)	(0.83)	(0.64)	—

Net asset value, end of period	$12.22	$10.83	$11.80	$18.24	$15.51	$15.16

Total Investment Return[3,4]
Based on net asset value	12.84%[4,5]	(8.02)%[6]	(22.78)%	23.74%	6.63%	21.38%

Ratios to Average Net Assets
Total expenses	1.87%[7]	1.97%	1.44%	1.38%	1.06%	1.28%

Total expenses excluding recoupment of past waived fees	1.84%[7]	1.97%	1.44%	1.38%	1.06%	1.28%

Total expenses after fees waived, reimbursed and paid indirectly	1.12%	1.11%	1.10%	1.05%	0.99%	1.10%

Net investment loss	(0.85)%[7]	(0.67)%	(0.41)%	(0.71)%	(0.64)%	(0.72)%

Supplemental Data
Net assets, end of period (000)	$13,708	$12,178	$17,019	$26,976	$23,866	$20,133

Portfolio turnover	52%	83%	63%	76%	49%	122%

	Investor A						Investor B
	Six Months Ended March 31, 2010	Year Ended September 30,					Six Months Ended March 31, 2010	Year Ended September 30,
	(Unaudited)	2009	2008	2007	2006	2005	(Unaudited)	2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.09	$11.03	$17.24	$14.74	$14.48	$11.96	$8.56	$9.41	$15.09	$13.10	$13.03	$10.84

Net investment loss[1]	(0.06)	(0.08)	(0.09)	(0.15)	(0.15)	(0.13)	(0.08)	(0.12)	(0.17)	(0.24)	(0.23)	(0.19)
Net realized and unrealized gain (loss)[2]	1.35	(0.85)	(3.26)	3.48	1.05	2.65	1.14	(0.73)	(2.80)	3.06	0.94	2.38

Net increase (decrease) from investment operations	1.29	(0.93)	(3.35)	3.33	0.90	2.52	1.06	(0.85)	(2.97)	2.82	0.71	2.19

Dividends and Distributions from:
Tax return of capital	—	(0.01)	—	—	—	—	—	—	—	—	—	—
Net realized gain	—	—	(2.86)	(0.83)	(0.64)	—	—	—	(2.71)	(0.83)	(0.64)	—

Total dividends and distributions	—	(0.01)	(2.86)	(0.83)	(0.64)	—	—	—	(2.71)	(0.83)	(0.64)	—

Net asset value, end of period	$11.38	$10.09	$11.03	$17.24	$14.74	$14.48	$9.62	$8.56	$9.41	$15.09	$13.10	$13.03

Total Investment Return[3,4]
Based on net asset value	12.79%[4,5]	(8.38)%[8]	(22.93)%	23.41%	6.31%	21.07%	12.38%[4,5]	(9.03)%[9]	(23.51)%	22.40%	5.52%	20.20%

Ratios to Average Net Assets
Total expenses	1.56%[7]	1.64%	1.45%	1.42%	1.66%	1.64%	2.48%[7]	2.61%	2.40%	2.40%	2.40%	2.30%

Total expenses after fees waived, reimbursed and paid indirectly	1.39%[7]	1.36%	1.35%	1.26%	1.35%	1.37%*	2.16%[7]	2.11%	2.10%	2.09%	2.10%	2.10%

Net investment loss	(1.11)%[7]	(0.93)%	(0.66)%	(0.92)%	(1.00)%	(0.87)%	(1.88)%[7]	(1.67)%	(1.40)%	(1.75)%	(1.75)%	(1.58)%

Supplemental Data
Net assets, end of period (000)	$118,843	$112,435	$138,073	$218,851	$209,646	$215,622	$6,101	$6,568	$10,468	$21,110	$23,085	$24,925

Portfolio turnover	52%	83%	63%	76%	49%	122%	52%	83%	63%	76%	49%	122%

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Small/Mid-Cap Growth Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2010	Year Ended September 30,					Six Months Ended March 31, 2010	Year Ended September 30,		Period October 2, 2006[10] to
	(Unaudited)	2009	2008	2007	2006	2005	(Unaudited)	2009	2008	September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$8.57	$9.42	$15.12	$13.12	$13.06	$10.87	$9.98	$10.93	$17.18	$14.54

Net investment loss[1]	(0.08)	(0.12)	(0.17)	(0.24)	(0.23)	(0.20)	(0.07)	(0.10)	(0.12)	(0.20)
Net realized and unrealized gain (loss)[2]	1.14	(0.73)	(2.80)	3.07	0.93	2.39	1.33	(0.84)	(3.23)	3.67

Net increase (decrease) from investment operations	1.06	(0.85)	(2.97)	2.83	0.70	2.19	1.26	(0.94)	(3.35)	3.47

Dividends and distributions from:
Tax return of capital	—	—	—	—	—	—	—	(0.01)	—	—
Net realized gain	—	—	(2.73)	(0.83)	(0.64)	—	—	—	(2.90)	(0.83)

Total dividends and distributions	—	—	(2.73)	(0.83)	(0.64)	—	—	(0.01)	(2.90)	(0.83)

Net asset value, end of period	$9.63	$8.57	$9.42	$15.12	$13.12	$13.06	$11.24	$9.98	$10.93	$17.18

Total Investment Return[3,4]
Based on net asset value	12.37%[4,5]	(9.02)%[11]	(23.52)%	22.44%	5.43%	20.15%	12.63%[4,5]	(8.61)%[12]	(23.08)%	24.68%[5]

Ratios to Average Net Assets
Total expenses	2.37%[7]	2.51%	2.25%	2.23%	2.30%	2.32%	1.95%[7]	2.34%	2.07%	1.81%[7]

Total expenses after fees waived, reimbursed and paid indirectly	2.16%[7]	2.12%	2.10%	2.07%	2.10%	2.10%	1.68%[7]	1.65%	1.61%	1.56%[7]

Net investment loss	(1.88)%[7]	(1.68)%	(1.41)%	(1.73)%	(1.75)%	(1.60)%	(1.40)%[7]	(1.22)%	(0.93)%	(1.22)%[7]

Supplemental Data
Net assets, end of period (000)	$9,196	$8,739	$11,427	$17,047	$17,041	$20,963	$2,988	$2,814	$1,903	$1,071

Portfolio turnover	52%	83%	63%	76%	49%	122%	52%	83%	63%	76%

*	For the period October 1, 2004, through January 28, 2005, the expense ratio reflects the expenses of State Street Research Emerging Growth Fund prior to its reorganization with the Small/Mid-Cap Growth Portfolio on January 28, 2005. The expense ratio for the period October 1, 2004 through January 28, 2005 was 1.41%. The expense ratio of the Fund for the period January 29, 2005 through September 30, 2005 was 1.31%.

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.19)%.

7	Annualized.

8	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.56)%.

9	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (9.25)%.

10	Commencement of operations.

11	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (9.24)%.

12	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been (8.79)%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	35

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2010, the Trust had 25 series, of which BlackRock Mid-Cap Growth Equity Portfolio (“Mid-Cap Growth Equity”), BlackRock Mid-Cap Value Equity Portfolio (“Mid-Cap Value Equity”), and BlackRock Small/ Mid-Cap Growth Portfolio (“Small/Mid-Cap Growth”) (collectively the “Funds”) are included in these financial statements. Each of the Funds is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available for purchase through exchanges, dividend reinvestment or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

Plan of Reorganization:

On February 23, 2010, the Board approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby Mid-Cap Value Equity will acquire substantially all of the assets and assume certain stated liabilities of BlackRock Aurora Portfolio of BlackRock FundsSM in exchange for newly issued shares of Mid-Cap Value Equity.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ policy is to fair value their financial instruments at market value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Funds may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., written options) each Fund will, consistent with SEC rules and/or

36	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Redemptions-In-Kind: Mid-Cap Value Equity transferred securities and cash as a redemption-in-kind transaction. For purposes of generally accepted accounting principles, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are shown as redemption-in-kind transactions in the Statements of Operations.

Dividends and Distributions: Dividends and distributions, if any, paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Securities Lending: The Funds may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s US federal tax returns remains open for each of the four years ended September 30, 2009. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Funds’ financial statements and disclosures is currently being assessed.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or its classes. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to equity risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the

BLACKROCK FUNDS	MARCH 31, 2010	37

Notes to Financial Statements (continued)

underlying instrument or if the counterparty does not perform under the contract. The Funds may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Funds’ maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Options: Certain Funds may purchase and write call and put options to increase or decrease their exposure to underlying instruments (equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in a Fund purchasing or selling a security at a price different from the current market value. The Funds may execute transactions in both listed and OTC options.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of March 31, 2010

Liability Derivatives

	Statements of Assets and Liabilities Location	Mid-Cap Value Equity
Equity contracts	Options written at value	$114,550

The Effect of Derivative Instruments on the Statements of Operations

Six Months Ended March 31, 2010

Net Realized Gain from

Mid-Cap Value Equity
Equity contracts:
Options	$455,324

Net Change in Unrealized Appreciation/Depreciation on

Mid-Cap Value Equity
Equity contracts:
Options	$(34,647)

For the six months ended March 31, 2010, the average quarterly balance of derivative financial instruments was as follows:

Mid-Cap Value Equity
Options written:
Average number of contracts	4,180
Average notional value	$6,377,500

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

38	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets:

Average Daily Net Assets	Mid-Cap Growth Equity and Mid-Cap Value Equity	Small/Mid-Cap Growth
First $1 Billion	0.800%	0.750%
$1 Billion - $2 Billion	0.700	0.700
$2 Billion - $3 Billion	0.650	0.675
Greater Than $3 Billion	0.625	0.650

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until February 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees. The expense limitations as a percentage of net assets were as follows:

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	1.27%	0.97%	1.13%
Service	1.58%	1.29%	1.39%[1]
Investor A	1.63%	1.29%	1.39%
Investor B	2.40%	2.06%	2.16%
Investor C	2.40%	2.06%	2.16%
Class R	1.65%	2.04%[1]	1.68%

[1]	There were no shares outstanding as of March 31, 2010.

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees through its investment in other affiliated investment companies. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended March 31, 2010, the amounts waived were as follows:

Mid Cap Growth Equity	$1,244
Mid Cap Value Equity	$3,263
Small/Mid Cap Growth Equity	$1,084

If during a Fund’s fiscal year the operating expenses of a share class that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is a part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2010, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees

Share Classes	Mid-Cap Growth Equity	Small/ Mid-Cap Growth
Institutional	$4,429	$1,751
Investor A	15,813	—
Investor C	1,851	—

Total	$22,093	$1,751

On March 31, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2010	2011	2012
Mid-Cap Growth Equity	$47,216	$279,792	$12,339
Mid-Cap Value Equity	$1,798,676	$1,532,746	$532,959
Small/Mid-Cap Growth	$343,583	$453,330	$157,334

The Trust, on behalf of the Funds, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

BLACKROCK FUNDS	MARCH 31, 2010	39

Notes to Financial Statements (continued)

For the six months ended March 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Mid-Cap Growth Equity	$3,400
Mid-Cap Value Equity	$4,375
Small/Mid-Cap Growth	$1,651

For the six months ended March 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares:

	Investor B	Investor C
Mid-Cap Growth Equity	$6,276	$284
Mid-Cap Value Equity	$20,144	$2,842
Small/Mid-Cap Growth	$2,687	$158

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for each Fund. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer and dividend disbursing agent. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended March 31, 2010, the Funds paid the following in return for these services which is included in transfer agent — class specific in the Statements of Operations:

Mid-Cap Growth Equity	$10,746
Mid-Cap Value Equity	$8,303
Small/Mid-Cap Growth	$233

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations.

	Call Center
Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$396	$1,108	$157
Service	15	42	—
Investor A	23,405	16,183	6,076
Investor B	1,383	4,276	399
Investor C	926	4,883	561
Class R	14	—	19

Total	$26,139	$26,492	$7,212

PNCGIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statements of Operations.

The Funds have received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown on the Statements of Assets and Liabilities as securities loaned and collateral at value – securities loaned, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending – affiliated in the Statements of Operations. For the six months ended March 31, 2010, BIM received $16,501 in securities lending agent fees related to securities lending activities for the Funds.

40	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

For the six months ended March 31, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

Administration Fees

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$3,324	$20,342	$1,353
Service	46	323	—
Investor A	23,350	50,821	13,974
Investor B	1,400	4,740	771
Investor C	1,607	11,720	1,078
Class R	284	—	351

Total	$30,011	$87,946	$17,527

Administration Fees Waived

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$—	$20,342	$1,102
Service	44	6	—
Investor A	—	50,821	13,974
Investor B	1,175	4,740	771
Investor C	—	11,720	1,078
Class R	284	—	351

Total	$1,503	$87,629	$17,276

Service and Distribution Fees

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Service	$444	$3,231	—
Investor A	232,103	504,722	$139,182
Investor B	55,358	188,525	30,419
Investor C	63,863	467,069	42,797
Class R	5,681	—	7,018

Total	$357,449	$1,163,547	$219,416

Transfer Agent Fees

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$21,050	$136,344	$46,306
Service	738	941	—
Investor A	313,049	458,617	183,870
Investor B	33,298	68,128	15,846
Investor C	21,038	149,442	17,070
Class R	4,920	—	6,507

Total	$394,093	$813,472	$269,599

Transfer Agent Fees Waived

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$—	$1,108	$140
Service	11	3	—
Investor A	—	16,183	6,076
Investor B	1,189	4,276	399
Investor C	—	4,883	561
Class R	14	—	20

Total	$1,214	$26,453	$7,196

Transfer Agent Fees Reimbursed

Share Classes	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
Institutional	$—	$98,207	$39,282
Service	27	27	—
Investor A	—	203,567	74,072
Investor B	6,901	37,388	8,771
Investor C	—	79,688	7,400
Class R	2,694	—	3,337

Total	$9,622	$418,877	$132,862

The Funds may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2010 were as follows:

	Purchases	Sales
Mid-Cap Growth Equity	$81,108,334	$92,316,998
Mid-Cap Value Equity[1]	$343,922,803	$398,630,513	[1]
Small/Mid-Cap Growth	$71,348,052	$87,506,033

[1]	Including $52,720,155 of sales representing redemptions-in-kind.

Transactions in options written for the six months ended March 31, 2010, were as follows:

Mid-Cap Value Equity	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of period	4,800	$122,060	850	$22,900
Options written	18,461	562,921	1,650	63,070
Options expired	(9,051)	(303,773)	(2,500)	(85,970)
Options closed	(7,850)	(241,345)	—	—

Options outstanding at end of period	6,360	$139,863	—	$—

BLACKROCK FUNDS	MARCH 31, 2010	41

Notes to Financial Statements (continued)

5. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the six months ended March 31, 2010.

6. Capital Loss Carryforward:

As of September 30, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Mid-Cap Growth Equity	Mid-Cap Value Equity	Small/ Mid-Cap Growth
2010	$99,778,499	—	—
2011	16,297,623	—	—
2017	3,358,149	$94,018,904	$8,644,509

Total	$119,434,271	$94,018,904	$8,644,509

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

Mid-Cap Growth Equity invests a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on Mid-Cap Growth Equity and could affect the value, income and/or liquidity of positions in such securities.

Mid-Cap Value Equity invests a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on Mid-Cap Value Equity and could affect the value, income and/or liquidity of positions in such securities.

Small/Mid-Cap Growth invests a significant portion of its assets in securities in the information technology and health care sectors. Changes in economic conditions affecting the information technology and health care sectors would have a greater impact on Small/Mid-Cap Growth and could affect the value, income and/or liquidity of positions in such securities.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Mid-Cap Growth Equity	Shares	Amount	Shares	Amount

Institutional
Shares sold	374,555	$4,061,716	1,163,071	$9,242,027
Shares redeemed	(472,764)	(5,184,579)	(1,235,018)	(9,965,239)

Net decrease	(98,209)	$(1,122,863)	(71,947)	$(723,212)

42	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Mid-Cap Growth Equity (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	689	$6,577	3,825	$27,667
Shares redeemed	(3,689)	(38,541)	(13,568)	(105,723)

Net decrease	(3,000)	$(31,964)	(9,743)	$(78,056)

Investor A
Shares sold and automatic conversion of shares	484,893	$4,879,115	1,484,196	$10,902,981
Shares redeemed	(1,192,584)	(11,917,941)	(2,859,994)	(20,691,046)

Net decrease	(707,691)	$(7,038,826)	(1,375,798)	$(9,788,065)

Investor B
Shares sold	9,379	$85,785	128,078	$822,693
Shares redeemed and automatic conversion of shares	(299,634)	(2,670,681)	(990,583)	(6,304,470)

Net decrease	(290,255)	$(2,584,896)	(862,505)	$(5,481,777)

Investor C
Shares sold	114,244	$1,028,578	229,847	$1,555,736
Shares redeemed	(124,005)	(1,094,156)	(385,400)	(2,473,072)

Net decrease	(9,761)	$(65,578)	(155,553)	$(917,336)

Class R
Shares sold	100,441	$1,008,244	209,373	$1,750,711
Shares redeemed	(71,857)	(701,194)	(39,506)	(308,114)

Net increase	28,584	$307,050	169,867	$1,442,597

Mid-Cap Value Equity
Institutional
Shares sold	3,514,641	$34,232,521	10,048,935	$75,620,286
Shares issued in reinvestment of dividends and distributions	119,221	1,127,827	145,437	994,774

Total issued	3,633,862	35,360,348	10,194,372	76,615,060
Shares redeemed	(7,826,493)	(76,042,743)[1]	(6,725,890)	(49,417,003)

Net increase (decrease)	(4,192,631)	$(40,682,395)	3,468,482	$27,198,057

[1]	Includes 5,485,998 shares redeemed in exchange for cash and securities representing redemptions-in-kind with a value of $53,214,182.

BLACKROCK FUNDS	MARCH 31, 2010	43

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Mid-Cap Value Equity (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	21,483	$204,620	56,513	$442,216
Shares issued in reinvestment of dividends and distributions	1,366	12,702	2,305	15,491

Total issued	22,849	217,322	58,818	457,707
Shares redeemed	(225,689)	(2,318,343)	(28,095)	(219,565)

Net increase (decrease)	(202,840)	$(2,101,021)	30,723	$238,142

Investor A
Shares sold and automatic conversion of shares	5,242,443	$50,486,827	12,079,416	$86,772,872
Shares issued in reinvestment of dividends and distributions	188,069	1,730,241	430,408	2,857,896

Total issued	5,430,512	52,217,068	12,509,824	89,630,768
Shares redeemed	(5,984,069)	(56,946,394)	(17,497,004)	(126,017,711)

Net decrease	(553,557)	$(4,729,326)	(4,987,180)	$(36,386,943)

Investor B
Shares sold	19,375	$166,785	167,209	$1,079,007
Shares issued in reinvestment of dividends and distributions	—	—	56,009	339,972

Total issued	19,375	166,785	223,218	1,418,979
Shares redeemed and automatic conversion of shares	(1,316,466)	(11,514,163)	(2,874,133)	(18,976,728)

Net decrease	(1,297,091)	$(11,347,378)	(2,650,915)	$(17,557,749)

Investor C
Shares sold	804,894	$6,984,929	1,815,483	$11,964,738
Shares issued in reinvestment of dividends and distributions	—	—	101,409	613,484

Total issued	804,894	6,984,929	1,916,892	12,578,222
Shares redeemed	(1,399,486)	(12,069,656)	(4,098,780)	(26,722,177)

Net decrease	(594,592)	$(5,084,727)	(2,181,888)	$(14,143,955)

Small/Mid-Cap Growth
Institutional
Shares sold	514,159	$5,569,141	558,048	$4,712,032
Shares issued in reinvestment of dividends and distributions	—	—	3,062	23,788

Total issued	514,159	5,569,141	561,110	4,735,820
Shares redeemed	(517,670)	(5,746,805)	(877,828)	(7,967,317)

Net decrease	(3,511)	$(177,664)	(316,718)	$(3,231,497)

44	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Small/Mid-Cap Growth (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	1,198,554	$12,551,360	2,987,796	$24,340,719
Shares issued in reinvestment of dividends and distributions	—	—	18,736	136,024

Total issued	1,198,554	12,551,360	3,006,532	24,476,743
Shares redeemed	(1,897,242)	(19,744,211)	(4,384,272)	(35,972,568)

Net decrease	(698,688)	$(7,192,851)	(1,377,740)	$(11,495,825)

Investor B
Shares sold	6,196	$55,568	52,647	$357,763
Shares redeemed and automatic conversion of shares	(139,016)	(1,228,454)	(397,913)	(2,721,409)

Net decrease	(132,820)	$(1,172,886)	(345,266)	$(2,363,646)

Investor C
Shares sold	67,309	$592,790	219,231	$1,529,380
Shares redeemed	(131,751)	(1,155,409)	(412,304)	(2,856,693)

Net decrease	(64,442)	$(562,619)	(193,073)	$(1,327,313)

Class R
Shares sold	33,703	$342,879	189,436	$1,558,929
Shares issued in reinvestment of dividends and distributions	—	—	166	1,195

Total issued	33,703	342,879	189,602	1,560,124
Shares redeemed	(49,755)	(518,859)	(81,806)	(670,651)

Net increase (decrease)	(16,052)	$(175,980)	107,796	$889,473

There is a 2% redemption fee on shares of certain Funds that are redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Funds for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	MARCH 31, 2010	45

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Dr. Matina Horner, Trustee

Herbert I. London, Trustee and Member of the Audit Committee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Jr., Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Chairman of the Audit Committee and Trustee

Frederick W. Winter, Trustee and Member of the Audit Committee

Anne F. Ackerley, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jeffrey Holland, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Brian Schmidt, Vice President

Christopher Stavrakos, CFA, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent, Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

46	BLACKROCK FUNDS	MARCH 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	MARCH 31, 2010	47

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

48	BLACKROCK FUNDS	MARCH 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Multi-Sector Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio†	BlackRock Low Duration Bond Portfolio	BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Insured Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	MARCH 31, 2010	49

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EQUITY4-3/10-SAR

BlackRock FundsSM

SEMI-ANNUAL REPORT | MARCH 31, 2010 (UNAUDITED)

BlackRock Global Opportunities Portfolio

BlackRock Health Sciences Opportunities Portfolio

BlackRock International Opportunities Portfolio

BlackRock Science & Technology Opportunities Portfolio

BlackRock U.S. Opportunities Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK FUNDS	MARCH 31, 2010

Dear Shareholder

The past year has seen a remarkable turnaround from the conditions that plagued the global economy and financial markets in 2008 through early 2009. In our opinion, the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus. From that point, the global economy has moved into recovery mode and, we believe, is getting ready to start transitioning into an expansion.

Global equity markets bottomed in early 2009 and since that time have soared dramatically higher as investors were lured back into the markets by depressed valuations, desire for higher yields and increasing confidence that all-out financial disaster had been averted. There have been several corrections along the way and volatility levels have remained elevated — reflections of mixed economic data, lingering deflation issues (especially in Europe) and concerns over the future direction of interest rates. On balance, however, strong corporate earnings and a positive macro backdrop have helped keep the equity bull market intact. From a geographic perspective, US equities have generally outpaced their international counterparts in recent months, as the domestic economic recovery has been more pronounced.

Within fixed income markets, improving economic conditions, concerns over the US deficit and a lack of demand at recent Treasury auctions have recently conspired to push Treasury yields higher (and prices correspondingly lower). In this environment, Treasuries have dramatically underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds outperformed taxable sectors over the twelve-month period thanks to continued high demand levels, but have struggled in recent months against a weak fundamental backdrop marked by ongoing state and local budget problems. As in the taxable arena, high yield municipals have been outperforming the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of March 31, 2010	6-month	12-month
US equities (S&P 500 Index)	11.75%	49.77%
Small cap US equities (Russell 2000 Index)	13.07	62.76
International equities (MSCI Europe, Australasia, Far East Index)	3.06	54.44
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.17
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(2.62)	(6.30)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.99	7.69
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	0.28	9.69
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.97	55.64

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Global financial markets continue to show signs of improvement, but questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2010	BlackRock Global Opportunities Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

Effective January 1, 2010, the Fund changed its benchmark from the S&P Global Broad Market Index (BMI) to the MSCI All Country World Index (ACWI). The Fund’s investment advisor believes the MSCI ACWI is more representative of the industry standard benchmark for funds with similar strategies.

•	For the six-month period, the Fund posted positive returns, but trailed both the MSCI ACWI and its former benchmark, the S&P Global BMI.

What factors influenced performance?

•

The market’s recovery since March 2009 was initially driven by macro factors, as credit markets began to heal and the global economy emerged from recession. Over the past six months, however, leadership has been much more rotational, reminding us of the bipolar nature of the markets. Focus shifted during the period between earnings and economic recoveries and the headwinds posed by the withdrawal of monetary policy, potentially higher interest rates and taxes, and sovereign debt issues. Against this backdrop, efforts to strike the right balance between defensive and cyclical exposures negatively affected performance. That said, we believe the Fund is well positioned at this point for the sideways trading we expect to continue.

•

Relative to the benchmark, positions in financials and materials detracted most during the six months, as stocks in these sectors were subject to large swings in investor sentiment. Efforts were made to position the Fund to be less susceptible to this volatility, and while trading activity to achieve that goal hindered performance in the short-term, we expect it should yield better results going forward. Also detracting from performance was an underweight in emerging markets, which outpaced most of the developed world. Cash hampered the Fund’s results as well.

•

The Fund benefited from favorable positioning in the industrials sector, where holdings in Japanese machinery and trading companies performed well. Good results among health care holdings, particularly equipment and pharmaceutical stocks, also were additive to performance, as were positions in specialty chemicals within the otherwise disappointing materials sector. We expect that a recovery in demand and a stronger pricing environment should lead to earnings recovery and margin expansion for the sub-industry going forward.

Describe recent portfolio activity.

•

Overall, changes during the period resulted in a more balanced portfolio across cyclical growth and defensive industries. We reduced the Fund’s weighting in financials, specifically non-US banks. In the energy sector, we rotated out of coal, exploration & production, drilling and services names into major integrated oil and pipeline stocks in an effort to reduce sensitivity to commodities prices. Pharmaceuticals exposure was trimmed toward the end of the period on concerns about the earnings impact of health care reform for a group that already has low growth expectations. Finally, we increased exposure to industrials, technology equipment and chemicals.

Describe Fund positioning at period end.

•

At period end, the Fund was balanced across both defensive and cyclical industries, a positioning we expect to maintain, pending evidence of a sustainable recovery. The Fund’s largest overweights relative to the MSCI ACWI were in information technology and industrials, particularly Japanese capital goods stocks. Financials accounted for the most notable underweight, which was more pronounced outside the US. Regionally, we remain somewhat underweight in emerging markets, although many of our developed market holdings have significant exposure to sources of demand in those economies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
General Electric Co.	2%
Microsoft Corp.	1
Exxon Mobil Corp.	1
Royal Dutch Shell Plc - A Shares	1
United Parcel Service, Inc. - Class B	1
Honda Motor Co. Ltd.	1
GlaxoSmithKline Plc	1
Siemens AG	1
Novartis AG	1
Deere & Co.	1

Geographic Allocation	Percent of Long-Term Investments
United States	50%
Japan	8
United Kingdom	6
Canada	4
Germany	4
France	3
Switzerland	3
Brazil	2
Netherlands	2
South Korea	2
Spain	2
Other[1]	14

[1]	Other includes a 1% holding in each of the following countries: Australia, Belgium, Bermuda, China, Finland, Hong Kong, India, Ireland, Israel, Italy, Luxembourg, Singapore, Sweden and Taiwan.

4	BLACKROCK FUNDS	MARCH 31, 2010

BlackRock Global Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund will invest, under normal market conditions, at least 40% of its total assets in issuers located outside of the US. The Fund may invest up to 25% of its total assets in stocks of issuers in emerging market countries. The Fund may also invest up to 25% of its total assets in global fixed income securities, including emerging market debt.

[3]

The all-encompassing S&P Global index is known as the S&P Global Broad Market Index (BMI). The BMI measures the performance of the entire universe of investable securities greater than USD 100 million. The BMI is segmented into two size components: the Primary Market Index (PMI) and the Extended Market Index (EMI). The PMI defines the large-cap universe, representing the top 80% of BMI market capitalization for each listed country. The EMI defines the small-cap universe for each country, representing the remaining 20%.

[4]

This unmanaged market capitalization-weighted index made up of equities from 23 countries, including the United States. The Fund now uses this index as its benchmark rather than the S&P Global Broad Market Index (BMI) because Fund management believes it is more representative of the industry standard benchmark for funds with similar strategies.

[5]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[6]
		1 Year		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.52%	52.70%	N/A	3.11%	N/A
Investor A	5.32	52.75	44.63%	2.82	1.51%
Investor B	5.00	52.66	48.16	2.13	1.68
Investor C	5.04	52.63	51.63	2.11	2.11
S&P Global Broad Market Index (BMI)	8.52	59.57	N/A	1.52	N/A
MSCI All Country World Index (ACWI)	7.90	55.48	N/A	0.78	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on January 31, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[9]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[8]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[8]
Institutional	$1,000	$1,055.20	$6.97	$1,000	$1,018.15	$6.84
Investor A	$1,000	$1,053.20	$8.45	$1,000	$1,016.70	$8.30
Investor B	$1,000	$1,050.00	$12.32	$1,000	$1,012.91	$12.09
Investor C	$1,000	$1,050.40	$12.32	$1,000	$1,012.91	$12.09

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.36% for Institutional, 1.65% for Investor A, 2.41% for Investor B and 2.41% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[9]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2010	5

Fund Summary as of March 31, 2010	BlackRock Health Sciences Opportunities Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund outperformed the Russell 3000 Health Care Index and the broad-market S&P 500 Index for the six-month period.

What factors influenced performance?

•

Our positioning in the medical devices and supplies sub-sector added most meaningfully to outperformance during the reporting period. The following discussion of relative performance pertains to the Russell 3000 Health Care Index. Life sciences tools companies were particularly strong for us, as were eye care supply and capital equipment holdings. Biotechnology was another source of strength on favorable pipeline results and acquisitions among smaller-cap holdings, as well as limited exposure to several large-cap names that delivered disappointing results over the six months.

•

In contrast, health care services results were weaker. As it became clear that the worst-case outcomes of health care reform would not be realized, many companies in this sub-sector rallied strongly, and Fund holdings were not able to keep pace. In particular, managed care stocks gained significantly during the period and we were underexposed to some of the best performers. Pharmaceuticals positioning was mixed and overall hampered results somewhat. Cash hindered Fund returns to some extent as well.

Describe recent portfolio activity.

•

During the six months, the Fund’s portfolio added to health care equipment stocks, which we believe offer attractive growth prospects, sustainable cash flows and will not be meaningfully affected by health care reform. The Fund also increased exposure to health care distributors and generic drug stocks. The Fund’s pharmaceuticals weight declined on concerns that the fee impact from health care reform will be meaningful relative to earnings expectations in the next few years, and biotechnology exposure fell as a result of company-specific trading decisions.

Describe Fund positioning at period end.

•

At period end, the Fund was relatively in line with the Russell 3000 Health Care Index in health care services, with a modest underweight in managed care and biotechnology. The Fund’s most meaningful overweights were in health care equipment and life sciences tools, while the Fund continues to be significantly underweight in pharmaceuticals, which make up more than 40% of the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Johnson & Johnson	3%
Stryker Corp.	3
Novartis AG	3
AmerisourceBergen Corp.	2
Bristol-Myers Squibb Co.	2
Thermo Fisher Scientific, Inc.	2
Cephalon, Inc.	2
Amgen, Inc.	2
Teva Pharmaceutical Industries Ltd. - ADR	2
Medco Health Solutions, Inc.	2

Industry Allocation	Percent of Long-Term Investments
Health Care Equipment & Supplies	30%
Pharmaceuticals	23
Health Care Providers & Services	18
Biotechnology	16
Life Sciences Tools & Services	9
Health Care Technology	2
Industrial Conglomerates	1
Electronic Equipment, Instruments & Components	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

6	BLACKROCK FUNDS	MARCH 31, 2010

BlackRock Health Sciences Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal market conditions, the Fund invests at least 80% of its total assets in securities of companies in health sciences and related industries.

[3]

This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

[4]

An unmanaged index representative of companies involved in medical services or health care in the Russell 3000 Index, which is comprised of the 3,000 largest US companies as determined by total market capitalization.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	14.42%	41.55%	N/A	12.29%	N/A	13.60%	N/A
Service	14.22	41.14	N/A	11.97	N/A	13.30	N/A
Investor A	14.25	41.11	33.71%	11.93	10.73%	13.27	12.66%
Investor B	13.77	39.91	35.41	11.02	10.76	12.58	12.58
Investor C	13.83	40.09	39.09	11.12	11.12	12.48	12.48
S&P 500 Index	11.75	49.77	N/A	1.92	N/A	(0.65)	N/A
Russell 3000 Health Care Index	13.22	37.34	N/A	3.69	N/A	2.80	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]
Institutional	$1,000	$1,144.20	$5.29	$1,000	$1,020.00	$4.99
Service	$1,000	$1,142.20	$6.89	$1,000	$1,018.50	$6.49
Investor A	$1,000	$1,142.50	$6.89	$1,000	$1,018.50	$6.49
Investor B	$1,000	$1,137.70	$11.30	$1,000	$1,014.36	$10.65
Investor C	$1,000	$1,138.30	$10.82	$1,000	$1,014.81	$10.20

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.99% for Institutional, 1.29% for Service, 1.29% for Investor A, 2.12% for Investor B and 2.03% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2010	7

Fund Summary as of March 31, 2010	BlackRock International Opportunities Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

Effective January 1, 2010, the Fund changed its benchmark from the S&P Global Ex-US Broad Market Index (BMI) to the MSCI All Country World Index (ACWI) Ex-US. The Fund’s investment advisor believes the MSCI ACWI Ex-US is more representative of the industry standard benchmark for funds with similar strategies.

•	For the six-month period, the Fund posted positive returns, but trailed both the MSCI ACWI Ex-US and its former benchmark, the S&P Global Ex-US BMI.

What factors influenced performance?

•

The market’s recovery since March 2009 was initially driven by macro factors, as credit markets began to heal and the global economy emerged from recession. Over the past six months, however, leadership has been much more rotational, reminding us of the bipolar nature of the markets. Focus shifted during the period between earnings and economic recoveries and the headwinds posed by the withdrawal of monetary policy, potentially higher interest rates and taxes, and sovereign debt issues. Against this backdrop, efforts to strike the right balance between defensive and cyclical exposures negatively affected performance. That said, we believe the Fund is well positioned at this point for the sideways trading we expect to continue.

•

Relative to the benchmark, positions in financials and materials detracted most during the six months, as stocks in these sectors were subject to large swings in investor sentiment. Efforts were made to position the Fund to be less susceptible to this volatility, and while trading activity to achieve that goal hindered performance in the short term, we expect it should yield better results going forward. Also detracting from performance was an underweight in emerging markets, which outpaced most of the developed world. Cash hampered the Fund’s results as well.

•

The Fund benefited from favorable positioning in the industrials sector, where holdings in Japanese machinery and trading companies performed well. In addition, our constructive view on airlines, supported by improvements in freight and passenger volumes and reduced capacity, began to work in the Fund’s favor. Specialty chemicals also contributed within the otherwise disappointing materials sector. We expect that a recovery in demand and a stronger pricing environment should lead to earnings recovery and margin expansion for the sub-industry going forward.

Describe recent portfolio activity.

•

Overall, changes during the period resulted in a Fund more balanced across cyclical growth and defensive industries. We reduced the Fund’s weighting in financials, specifically banks. In the energy sector, we rotated out of exploration & production, drilling and services names into major integrated oil stocks in an effort to reduce sensitivity to commodities prices. We also increased the Fund’s exposure to industrials, technology equipment and chemicals.

Describe Fund positioning at period end.

•

At period end, the Fund was balanced across both defensive and cyclical industries, a positioning we expect to maintain, pending evidence of a sustainable recovery. The Fund’s largest overweight relative to the MSCI ACWI Ex-US was in industrials, particularly airlines and Japanese capital goods stocks. The Fund’s most notable underweight was in financials, due to our cautious positioning in banks. Regionally, we remain somewhat underweight in emerging markets, although many of our developed market holdings have significant exposure to sources of demand in those economies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Novartis AG	2%
Royal Dutch Shell Plc - A Shares	2
Total SA	1
BP Plc	1
BG Group Plc	1
Honda Motor Co. Ltd.	1
Siemens AG	1
Imperial Tobacco Group Plc	1
Nestle SA	1
Roche Holding AG	1

Geographic Allocation	Percent of Long-Term Investments
Japan	16%
United Kingdom	14
Switzerland	9
Canada	7
Germany	7
France	6
Brazil	3
Italy	3
Netherlands	3
South Korea	3
Taiwan	3
Other[1]	26

[1]

Other includes a 2% holding in each of the following countries: Australia, China, Denmark, Hong Kong, India, Singapore, Spain and United States and a 1% holding in each of the following countries: Belgium, Bermuda, Finland, Israel, Luxembourg, Malaysia, Mexico, South Africa, Sweden and Thailand.

8	BLACKROCK FUNDS	MARCH 31, 2010

BlackRock International Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund, under normal market conditions, invests at least 80% of its net assets in equity securities issued by international companies of any market capitalization.

[3]

S&P Global Ex-US Broad Market Index (BMI) is an available market capitalization weighted equity index made up of 52 global developed and emerging markets, not including the US. The BMI is segmented into two size components: the S&P LargeMidCap Index and the S&P SmallCap Index.

[4]

This market capitalization weighted index is designed to provide a broad measure of stock performance throughout the world, with the exception of US-based companies. The index includes both developed and emerging markets. The Fund now uses this index as its benchmark rather than the S&P Global Ex-US Broad Market Index (BMI) because Fund management believes it is more representative of the industry standard benchmark for funds with similar strategies.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.21%	55.23%	N/A	9.63%	N/A	5.92%	N/A
Service	3.02	54.71	N/A	9.29	N/A	5.59	N/A
Investor A	3.10	54.91	46.76%	9.29	8.12%	5.53	4.96%
Investor B	2.65	53.68	49.18	8.43	8.14	4.89	4.89
Investor C	2.70	53.67	52.67	8.46	8.46	4.74	4.74
S&P Global Ex-US Broad Market Index (BMI)	5.94	64.29	N/A	6.92	N/A	4.10	N/A
MSCI All Country World Index (ACWI) Ex-US	5.38	60.93	N/A	6.11	N/A	2.80	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]
Institutional	$1,000	$1,032.10	$6.59	$1,000	$1,018.45	$6.54
Service	$1,000	$1,030.20	$8.66	$1,000	$1,016.40	$8.60
Investor A	$1,000	$1,031.00	$7.80	$1,000	$1,017.25	$7.75
Investor B	$1,000	$1,026.50	$12.08	$1,000	$1,013.01	$11.99
Investor C	$1,000	$1,027.00	$11.72	$1,000	$1,013.36	$11.65

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.30% for Institutional, 1.71% for Service, 1.54% for Investor A, 2.39% for Investor B and 2.32% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2010	9

Fund Summary as of March 31, 2010	BlackRock Science & Technology Opportunities Portfolio

Portfolio Management Commentary

How did the Fund perform?

•	The Fund generated strong returns for the six-month period, but trailed the benchmark NYSE Arca Tech 100 Index.

What factors influenced performance?

•

On the positive side, the Fund benefited from strong stock selection across the semiconductors and semiconductor equipment sub-industries. In addition, our IT software and services group positioning was favorable, fueled by internet and application software stocks. Finally, electronic equipment and component holdings were also positive contributors to the Fund’s relative results.

•

Detractors from performance within IT came primarily from communications equipment, where the Fund’s mobile handset and component holdings suffered in comparison to network equipment stocks. Outside of IT, the Fund’s underweight in the health care sector was a hindrance throughout the past six months, in part due to the anticipation and passage of US health care reform, which removed much of the headline volatility that had plagued the sector for well over a year. Underweighting industrial stocks also negatively affected performance, as did holding cash during a period of strong gains in stock prices.

Describe recent portfolio activity.

•

While we continue to favor IT industries over the more defensive health care exposures in the benchmark, our health care weight in the Fund has grown over the time period, with additions to health care equipment and life sciences tools and services. Across IT, positioning changes were stock-specific in nature and did not materially alter the stance of the Fund from the start of the time period.

Describe Fund positioning at period end.

•

At period end, health care remains a meaningful underweight relative to the NYSE Arca Tech 100 Index, with just over a 7% weighting in the Fund. From an IT sub-industry standpoint, semiconductors remain the largest overweight, followed by systems software, internet software and services and electronic components. In contrast, we remain underweight in capital goods, as well as communications equipment and data processing and outsourced services.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Apple, Inc.	6%
Hewlett-Packard Co.	4
Microsoft Corp.	3
Intel Corp.	3
Google, Inc. - Class A	3
Cisco Systems, Inc.	3
International Business Machines Corp.	3
Oracle Corp.	2
QUALCOMM, Inc.	2
Texas Instruments, Inc.	2

Industry Allocation	Percent of Long-Term Investments
Semiconductors & Semiconductor Equipment	20%
Software	20
Computers & Peripherals	18
Communications Equipment	11
Internet Software & Services	8
Electronic Equipment, Instruments & Components	5
IT Services	5
Health Care Equipment & Supplies	4
Diversified Telecommunication Services	2
Other[1]	7

[1]

Other includes a 1% holding in each of the following industries: Biotechnology, Building Products, Internet & Catalog Retail, Life Sciences Tools & Services, Office Electronics, Pharmaceuticals and Wireless Telecommunication Services.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

10	BLACKROCK FUNDS	MARCH 31, 2010

BlackRock Science & Technology Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]

The Fund will invest primarily in equity securities of US and non-US companies in all capitalization ranges selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology.

[3]

A price-weighted index comprised of not more than 100 individual stocks listed on the NYSE, AMEX or NASDAQ. The index is modeled to represent a broad spectrum of companies engaged principally in manufacturing products and/or providing services within technology fields.

[4]	Commencement of operations.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[5]
		1 Year		5 Years		Since Inception[6]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	12.32%	59.09%	N/A	9.14%	N/A	(1.34)%	N/A
Service	12.17	58.51	N/A	8.73	N/A	(1.66)	N/A
Investor A	12.17	58.60	50.36%	8.69	7.52%	(1.76)	(2.29)%
Investor B	11.67	57.20	52.70	7.77	7.48	(2.38)	(2.38)
Investor C	11.53	57.00	56.00	7.75	7.75	(2.56)	(2.56)
Class R	12.05	58.14	N/A	8.31	N/A	(2.10)	N/A
NYSE Arca Tech 100 Index	12.61	52.55	N/A	5.70	N/A	(0.53)	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on May 15, 2000.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]
Institutional	$1,000	$1,123.20	$7.36	$1,000	$1,018.00	$6.99
Service	$1,000	$1,121.70	$9.15	$1,000	$1,016.31	$8.70
Investor A	$1,000	$1,121.70	$9.47	$1,000	$1,016.01	$9.00
Investor B	$1,000	$1,116.70	$14.30	$1,000	$1,011.42	$13.59
Investor C	$1,000	$1,115.30	$14.34	$1,000	$1,011.37	$13.64
Class R	$1,000	$1,120.50	$11.05	$1,000	$1,014.51	$10.50

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.39% for Institutional, 1.73% for Service, 1.79% for Investor A, 2.71% for Investor B, 2.72% for Investor C and 2.09% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[8]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2010	11

Fund Summary as of March 31, 2010	BlackRock U.S. Opportunities Portfolio

Portfolio Management Commentary

How did the Fund perform?

•

Effective January 1, 2010, the Fund changed its benchmark from the S&P US MidSmall Cap Index to the Russell Midcap Index. The Fund’s investment advisor believes the Russell Midcap Index is more representative of the industry standard benchmark for funds with similar strategies.

•	For the six-month period, the Fund posted strong results, but underperformed both the Russell Midcap Index and its former benchmark, the S&P US MidSmall Cap Index.

What factors influenced performance?

•

The market’s recovery since March 2009 was initially driven by macro factors, as credit markets began to heal and the global economy emerged from recession. Over the past six months, however, leadership has been much more rotational, reminding us of the bipolar nature of the markets. Focus shifted during the period between earnings and economic recoveries and the headwinds posed by the withdrawal of monetary policy, potentially higher interest rates and taxes, and sovereign debt issues. Against this backdrop, efforts to strike the right balance between defensive and cyclical exposures negatively affected performance. That said, we believe the Fund is well positioned at this point for the sideways trading we expect to continue.

•

Relative to the benchmark, positions in industrials and energy detracted most during the six months, as stocks in these sectors were subject to large swings in investor sentiment. Efforts were made to position the Fund to be less susceptible to this volatility, and while trading activity to achieve that goal hindered performance in the short term, we expect it should yield better results going forward. Our view that Japanese and German industrial stocks were best positioned and cheapest globally was correct; however, US industrials continued to outperform the market as well, and our more cautious positioning in this area hurt relative performance comparisons. Within the energy sector, our exploration & production (E&P) holdings were the biggest source of weakness. Cash also detracted from the Fund’s performance.

•

The Fund’s health care exposure contributed positively to results, primarily due to holdings in biotechnology, life science tools and generic pharmaceutical companies. Positions in chemical and fertilizer stocks also yielded favorable results within the materials sector.

Describe recent portfolio activity.

•

Overall, changes made during the period resulted in a Fund more balanced across cyclical growth and defensive industries. We trimmed the Fund’s weighting in financials, specifically within insurance and real estate. In the energy sector, we reduced positions in coal miners, E&P, drilling and services names, effectively reducing beta, while also trimming positions in industrials. Meanwhile, we increased exposure to information technology and health care. Within the materials sector, we added to chemicals, packaging and forest products.

Describe Fund positioning at period end.

•

At period end, the Fund was balanced across both defensive and cyclical industries, a positioning we expect to maintain, pending evidence of a sustainable recovery. Relative to the Russell Midcap Index, the Fund’s largest sector overweights were in materials, particularly chemicals, and information technology, with an emphasis on equipment. Underweights were most notable in financials and energy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Joy Global, Inc.	1%
Fortune Brands, Inc.	1
Rockwell Collins, Inc.	1
Goodrich Corp.	1
VF Corp.	1
Snap-On, Inc.	1
Comerica, Inc.	1
The Lubrizol Corp.	1
Owens-Illinois, Inc.	1
NV Energy, Inc.	1

Sector Allocation	Percent of Long-Term Investments
Information Technology	18%
Consumer Discretionary	17
Financials	17
Industrials	10
Materials	10
Health Care	10
Consumer Staples	6
Utilities	6
Energy	4
Telecommunication Services	2

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

12	BLACKROCK FUNDS	MARCH 31, 2010

BlackRock U.S. Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

[2]	The Fund normally invests at least 80% of its net assets in equity securities issued by US emerging capitalization companies with relatively attractive earnings growth potential and valuation.

[3]	An unmanaged index comprised of smaller-capitalization US stocks representing the bottom 30% of available market capital, with a minimum market capitalization of at least $100 million.

[4]

A market capitalization weighted index representing the smallest 800 companies in the Russell 1000 Index. The Fund now uses this index as its benchmark rather than the S&P US MidSmall Cap Index because Fund management believes it is more representative of the industry standard benchmark for funds with similar strategies.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	11.47%	58.12%	N/A	9.86%	N/A	0.08%	N/A
Service	11.25	57.41	N/A	9.41	N/A	(0.30)	N/A
Investor A	11.24	57.35	49.08%	9.35	8.17%	(0.38)	(0.91)%
Investor B	10.79	56.16	51.66	8.54	8.25	(0.97)	(0.97)
Investor C	10.80	56.13	55.13	8.55	8.55	(1.12)	(1.12)
S&P US MidSmall Cap Index	14.63	67.83	N/A	4.09	N/A	4.67	N/A
Russell Midcap Index	15.10	67.71	N/A	4.20	N/A	4.84	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 14 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]
Institutional	$1,000	$1,114.70	$5.43	$1,000	$1,019.80	$5.19
Service	$1,000	$1,112.50	$7.74	$1,000	$1,017.60	$7.39
Investor A	$1,000	$1,112.40	$7.79	$1,000	$1,017.55	$7.44
Investor B	$1,000	$1,107.90	$12.19	$1,000	$1,013.36	$11.65
Investor C	$1,000	$1,108.00	$11.83	$1,000	$1,013.71	$11.30

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.03% for Institutional, 1.47% for Service, 1.48% for Investor A, 2.32% for Investor B and 2.25% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365. See “Disclosure of Expenses” on page 15 for further information on how expenses were calculated.

BLACKROCK FUNDS	MARCH 31, 2010	13

About Fund Performance

•

Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to October 16, 2000, Health Sciences Opportunities Portfolio’s Institutional Share performance results are those of Investor A Shares restated to reflect Institutional Share fees.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, Health Sciences Opportunities Portfolio’s Service Share performance results are those of Investor A Shares restated to reflect Service Share fees.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available for purchase through exchanges, dividend reinvestment or for purchase by certain qualified employee benefit plans. Prior to October 16, 2000, BlackRock Health Sciences Opportunities Portfolio’s Investor B

Share performance results are those of Investor A Shares restated to reflect Investor B Share fees.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 16, 2000, BlackRock Health Sciences Opportunities Portfolio’s Investor C Share performance results are those of Investor A Shares restated to reflect Investor C Share fees.

•

Class R Shares are not subject to any sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans. Prior to September 8, 2008, BlackRock Science & Technology Opportunities Portfolio’s Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Each Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for BlackRock Health Sciences Opportunities Portfolio for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Fund on that date.

The Funds’ investment advisor waived or reimbursed a portion of each Fund’s expenses. Without such waiver and reimbursement, a Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

14	BLACKROCK FUNDS	MARCH 31, 2010

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2009 and held through March 31, 2010) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative instruments, including foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. A Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment or may cause a Fund to hold a security that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	15

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 1.1%
Australia & New Zealand Banking Group Ltd.	12,300	$285,882
BHP Billiton Ltd. - ADR	7,500	602,400
CSL Ltd.	4,600	153,646

		1,041,928

Belgium — 0.6%
Anheuser-Busch InBev NV	10,900	548,247

Bermuda — 0.7%
Arch Capital Group Ltd.(a)	3,700	282,125
Validus Holdings Ltd.	15,000	412,950

		695,075

Brazil — 1.6%
Banco Santander (Brasil) SA - ADR	14,600	181,478
BM&FBOVESPA SA	24,142	162,092
Cia de Bebidas DAS Americas	3,700	339,142
Cia Siderurgica Nacional SA - ADR	9,100	363,363
Usinas Siderurgicas de Minas Gerais SA - Class A, Preference Shares	14,400	495,803

		1,541,878

Canada — 3.7%
Canadian Natural Resources Ltd.	7,000	518,082
Enbridge, Inc.	15,800	753,559
Pan American Silver Corp.	26,400	611,160
Potash Corp. of Saskatchewan, Inc.	4,200	501,270
The Toronto-Dominion Bank	5,400	402,481
TransCanada Corp.	21,000	769,576

		3,556,128

China — 0.9%
China Construction Bank Corp. - Class H	283,400	231,690
Focus Media Holding Ltd. - ADR(a)	20,800	379,808
Industrial & Commercial Bank of China - Class H	316,500	240,786

		852,284

Finland — 1.0%
Fortum Oyj	15,000	367,107
Nokia Oyj - ADR	36,000	559,440

		926,547

France — 2.9%
AXA SA	12,400	275,094
BNP Paribas	2,680	205,414
Compagnie de Saint-Gobain	8,400	403,401
Renault SA(a)	7,900	369,106
Société Generale	3,700	232,212
Total SA	14,900	864,770
Unibail-Rodamco SE	2,100	425,146

		2,775,143

Germany — 4.2%
Bayerische Motoren Werke AG	8,400	387,521
Deutsche Boerse AG	3,600	266,358
Deutsche Lufthansa AG	47,000	779,007
Deutsche Telekom AG	38,000	513,523
RWE AG	6,000	532,276
Siemens AG	9,800	979,192
Volkswagen AG-Preference Shares	6,300	577,438

		4,035,315

Hong Kong — 1.1%
Cheung Kong (Holdings) Ltd.	42,000	540,080
China Mobile Ltd.	36,000	346,192
Wing Hang Bank Ltd.	23,200	211,951

		1,098,223

India — 1.2%
Bharti Airtel Ltd.	43,400	301,964
Punjab National Bank Ltd.	16,700	376,273
Sterlite Industries India Ltd. - ADR	27,800	517,358

		1,195,595

Ireland — 0.8%
Accenture Plc - Class A	11,600	486,620
Covidien Plc	4,800	241,344

		727,964

Israel — 0.5%
Teva Pharmaceutical Industries Ltd. - ADR	8,100	510,948

Italy — 1.0%
ENI SpA	22,700	532,458
Intesa Sanpaolo SpA(a)	114,300	425,663

		958,121

Japan — 8.5%
Amada Co. Ltd.	77,500	650,834
Asahi Breweries Ltd.	18,300	343,389
Canon, Inc.	14,500	670,701
Fujitsu Ltd.	61,400	403,076
Honda Motor Co. Ltd.	28,200	994,013
ITOCHU Corp.	76,300	669,699
Japan Tobacco, Inc.	190	707,340
JTEKT Corp.	21,100	249,165
Marubeni Corp.	119,900	746,282
Mitsubishi Heavy Industries Ltd.	134,600	558,360
Mitsubishi UFJ Financial Group, Inc.	75,400	395,221
Mitsui & Co. Ltd.	41,300	695,382
Nomura Holdings, Inc.	61,700	452,733
NTN Corp.	15,100	68,308
Sumitomo Mitsui Financial Group, Inc.	5,300	175,588
Tokio Marine Holdings, Inc.	15,600	439,782

		8,219,873

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR	American Depositary Receipts	JPY	Japanese Yen
	AUD	Australian Dollar	MXN	Mexican Peso
	CAD	Canadian Dollar	NOK	Norwegian Krone
	CDI	CREST Depository Interest	NZD	New Zealand Dollar
	CHF	Swiss Francs	SEK	Swedish Krona
	DKK	Danish Krone	SGD	Singapore Dollar
	EUR	Euro	USD	US Dollar
	GBP	British Pound	ZAR	South African Rand
	HKD	Hong Kong Dollar

See Notes to Financial Statements.

16	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Luxembourg — 0.7%
ArcelorMittal	16,500	$723,452

Malaysia — 0.3%
CIMB Group Holdings Berhad	78,800	339,506

Mexico — 0.5%
Fomento Economico Mexicano SAB de CV - ADR	7,100	337,463
Grupo Mexico SA - Series B	48,700	130,930

		468,393

Netherlands — 1.8%
Aegon NV(a)	64,300	438,939
Corio NV	3,600	240,248
Royal Dutch Shell Plc - A Shares	37,300	1,078,663

		1,757,850

New Zealand — 0.3%
Telecom Corp. of New Zealand Ltd.	220,700	339,393

Russia — 0.4%
Vimpel-Communications - ADR	19,200	353,472

Singapore — 1.5%
CapitaLand Ltd.	81,700	231,315
DBS Group Holdings Ltd.	25,000	254,894
Singapore Telecommunications Ltd.	215,300	487,018
Wilmar International Ltd.	98,700	471,726

		1,444,953

South Africa — 0.4%
Naspers Ltd. - N Shares	9,200	398,900

South Korea — 1.7%
Hyosung Corp.	6,443	463,038
Korea Zinc Co. Ltd.	2,300	410,231
Samsung Electronics Co. Ltd.	1,000	722,994

		1,596,263

Spain — 1.8%
Banco Santander SA	51,700	685,753
Inditex SA	6,700	441,902
Telefonica SA	27,200	644,494

		1,772,149

Sweden — 1.5%
Atlas Copco AB - A Shares	26,600	412,261
Nordea Bank AB	44,400	437,656
Svenska Cellulosa AB - B Shares(a)	41,700	587,956

		1,437,873

Switzerland — 2.9%
ACE Ltd.	9,700	507,310
Nestle SA	13,000	666,146
Novartis AG	17,400	941,235
Roche Holding AG	4,100	665,883

		2,780,574

Taiwan — 0.9%
Chunghwa Telecom Co. Ltd. - ADR	18,690	363,147
Mega Financial Holding Co. Ltd.	459,900	266,613
Siliconware Precision Industries Co. - ADR	38,400	230,784

		860,544

Thailand — 0.2%
Bangkok Bank Public Co. Ltd.	50,600	204,766

United Kingdom — 5.8%
Barclays Plc	119,300	649,610
BG Group Plc	40,200	696,175
BP Plc	39,500	373,873
GlaxoSmithKline Plc	51,100	980,851
HSBC Holdings Plc	47,200	478,320
Standard Chartered Plc	4,000	109,029
Tesco Plc	92,900	614,214
Unilever Plc	16,400	480,104
Vodafone Group Plc - ADR	29,100	677,739
WPP Plc	48,400	500,833

		5,560,748

United States — 49.7%
Abbott Laboratories	4,700	247,595
Adobe Systems, Inc.(a)	12,900	456,273
Aetna, Inc.	7,400	259,814
American Electric Power Co., Inc.	12,900	440,922
Ameriprise Financial, Inc.	13,800	625,968
Amgen, Inc.(a)	4,300	256,968
Apache Corp.	4,800	487,200
Apple, Inc.(a)	3,900	916,227
Applied Materials, Inc.	28,600	385,528
Arch Coal, Inc.	17,500	399,875
AT&T, Inc.	19,900	514,216
Becton, Dickinson & Co.	6,400	503,872
Bristol-Myers Squibb Co.	33,600	897,120
Bunge Ltd.	6,100	375,943
CF Industries Holdings, Inc.	5,900	537,962
The Charles Schwab Corp.	18,200	340,158
Chevron Corp.	9,500	720,385
Cisco Systems, Inc.(a)	33,900	882,417
Citigroup, Inc.(a)	86,500	350,325
Colgate-Palmolive Co.	9,700	827,022
Comerica, Inc.	9,200	349,968
ConAgra Foods, Inc.	20,900	523,963
ConocoPhillips	11,600	593,572
Corning, Inc.	39,400	796,274
Deere & Co.	15,700	933,522
DIRECTV - Class A(a)	14,800	500,388
Dominion Resources, Inc.	10,700	439,877
The Dow Chemical Co.	20,100	594,357
E.I. du Pont de Nemours & Co.	9,200	342,608
eBay, Inc.(a)	27,000	727,650
EMC Corp.(a)	33,800	609,752
Energizer Holdings, Inc.(a)	5,700	357,732
Exxon Mobil Corp.	18,300	1,225,734
Federal Realty Investment Trust	3,800	276,678
FMC Corp.	10,300	623,562
General Electric Co.	86,500	1,574,300
General Mills, Inc.	6,100	431,819
Gilead Sciences, Inc.(a)	4,900	222,852
Goodrich Corp.	12,000	846,240
Google, Inc. - Class A(a)	1,200	680,412
Halliburton Co.	4,000	120,520
Hewlett-Packard Co.	16,300	866,345
The Home Depot, Inc.	15,300	494,955
Hudson City Bancorp, Inc.	16,800	237,888
Intel Corp.	24,900	554,274
International Business Machines Corp.	6,300	807,975
International Paper Co.	25,700	632,477
Invesco Ltd.	19,500	427,245

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	17

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Johnson & Johnson	6,100	$397,720
KeyCorp	77,500	600,625
Kohl’s Corp.(a)	8,400	460,152
Las Vegas Sands Corp.(a)	23,800	503,370
Liberty Global, Inc. - Class A(a)	18,300	533,628
Manpower, Inc.	7,300	416,976
Medco Health Solutions, Inc.(a)	2,800	180,768
Merck & Co., Inc.	9,200	343,620
Microsoft Corp.	49,200	1,440,084
Monster Worldwide, Inc.(a)	26,000	431,860
Morgan Stanley	10,900	319,261
The Mosaic Co.	8,000	486,160
News Corp. - Class A	35,800	515,878
NII Holdings, Inc.(a)	9,300	387,438
NIKE, Inc. - Class B	6,900	507,150
Norfolk Southern Corp.	9,100	508,599
Occidental Petroleum Corp.	6,200	524,148
Oracle Corp.	23,300	598,577
Parametric Technology Corp.(a)	29,000	523,450
People’s United Financial, Inc.	12,800	200,192
PepsiCo, Inc.	13,700	906,392
Pfizer, Inc.	18,500	317,275
Piper Jaffray Cos.(a)	4,300	173,290
Principal Financial Group, Inc.	1,800	52,578
Progress Energy, Inc.	19,900	783,264
QUALCOMM, Inc.	8,300	348,517
Sempra Energy	10,000	499,000
St. Jude Medical, Inc.(a)	6,100	250,405
Stanley Black & Decker, Inc.	8,587	492,980
State Street Corp.	4,900	221,186
Stryker Corp.	9,500	543,590
SunTrust Banks, Inc.	22,300	597,417
T. Rowe Price Group, Inc.	6,700	368,031
Target Corp.	9,600	504,960
Temple-Inland, Inc.	23,500	480,105
Texas Instruments, Inc.	21,400	523,658
Thermo Fisher Scientific, Inc.(a)	10,100	519,544
U.S. Bancorp	20,400	527,952
United Parcel Service, Inc. - Class B	16,100	1,037,001
Urban Outfitters, Inc.(a)	12,500	475,375
Wal-Mart Stores, Inc.	14,000	778,400
Yum! Brands, Inc.	13,200	505,956

		48,005,261

Total Common Stocks — 100.2%		96,727,366

Rights — 0.0%
Volkswagen AG, Expires 4/13/10(a)	5,900	3,666

Total Long-Term Investments (Cost—$86,622,278)—100.2%		96,731,032

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11% (b)(c)	2,010,200	2,010,200

Total Short-Term Securities (Cost — $2,010,200) — 2.1%		2,010,200

Total Investments Before Options Written (Cost — $88,632,478*) — 102.3%		$98,741,232

Options Written	Contracts
Exchange-Traded Call Options Written
DuPont EI Nemours, Strike Price $37, Expires 4/17/10	90	(5,085)

Exchange-Traded Put Options Written
General Electric Co., Strike Price $20, Expires 6/19/10	270	(7,290)

Total Options Written (Premiums Received — $16,020) — (0.0)%		(12,375)

Total Investments Net of Outstanding Options Written — 102.3%		98,728,857
Liabilities in Excess of Other Assets — (2.3)%		(2,198,782)

Net Assets — 100.0%		$96,530,075

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$89,841,867

Gross unrealized appreciation	$10,375,348
Gross unrealized depreciation	(1,475,983)

Net unrealized appreciation	$8,899,365

(a)	Non-income producing security.
(b)	Represents the current yield as of report date.
(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$(545,083)	$2,104

•	Foreign currency exchange contracts as of March 31, 2010 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 9,000	USD	13,588	Citibank, N.A.	4/01/10	$69
USD 65,390	JPY	6,057,000	Citibank, N.A.	4/01/10	603
JPY 15,222,000	USD	162,874	Citibank, N.A.	4/05/10	(54)
GBP 26,000	USD	39,372	Deutsche Bank AG	4/06/10	83
MXN 837,000	USD	67,971	UBS AG	4/06/10	(273)
CAD 84,000	USD	82,791	Citibank, N.A.	4/07/10	(86)
CHF 74,000	USD	70,309	Citibank, N.A.	4/07/10	(127)
HKD 191,000	USD	24,599	Deutsche Bank AG	4/07/10	1
USD 84,198	CAD	85,000	Citibank, N.A.	4/07/10	508
USD 70,186	CHF	74,000	Citibank, N.A.	4/07/10	—
USD 24,614	HKD	191,000	Citibank, N.A.	4/07/10	12
AUD 2,920,000	USD	2,676,793	Citibank, N.A.	4/27/10	(5,084)
AUD 1,000,000	USD	903,220	BNP Paribas	4/27/10	11,749

See Notes to Financial Statements.

18	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Global Opportunities Portfolio
(Percentages shown are based on Net Assets)

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD 5,000	USD	4,855	Citibank, N.A.	4/27/10	$68
CAD 695,000	USD	682,055	Citibank, N.A.	4/27/10	2,227
CAD 184,000	USD	173,225	Deutsche Bank AG	4/27/10	7,937
CAD 228,000	USD	213,784	Citibank, N.A.	4/27/10	10,700
CAD 1,848,000	USD	1,759,037	Morgan Stanley & Co.	4/27/10	60,464
CHF 381,000	USD	369,186	Citibank, N.A.	4/27/10	(7,766)
CHF 12,000	USD	11,353	Morgan Stanley & Co.	4/27/10	30
CHF 853,000	USD	789,286	Citibank, N.A.	4/27/10	19,877
DKK 1,318,000	USD	249,810	Morgan Stanley & Co.	4/27/10	(10,735)
EUR 3,515,000	USD	4,806,875	Citibank, N.A.	4/27/10	(59,196)
EUR 372,000	USD	508,674	Deutsche Bank AG	4/27/10	(6,216)
EUR 175,000	USD	240,731	Citibank, N.A.	4/27/10	(4,360)
EUR 158,000	USD	217,043	Citibank, N.A.	4/27/10	(3,633)
EUR 455,000	USD	617,233	Citibank, N.A.	4/27/10	(2,669)
EUR 379,000	USD	512,015	Deutsche Bank AG	4/27/10	(103)
EUR 121,000	USD	163,021	Citibank, N.A.	4/27/10	412
GBP 2,828,000	USD	4,581,148	Morgan Stanley & Co.	4/27/10	(290,370)
GBP 195,000	USD	303,975	Citibank, N.A.	4/27/10	(8,111)
GBP 120,000	USD	185,152	Citibank, N.A.	4/27/10	(3,082)
GBP 103,000	USD	154,283	Deutsche Bank AG	4/27/10	1,993
HKD 1,477,000	USD	190,330	Deutsche Bank AG	4/27/10	(60)
HKD 1,470,000	USD	189,416	Deutsche Bank AG	4/27/10	(47)
HKD 826,000	USD	106,352	Citibank, N.A.	4/27/10	55
JPY 102,870,000	USD	1,138,987	UBS AG	4/27/10	(38,491)
JPY 42,016,000	USD	466,432	Citibank, N.A.	4/27/10	(16,948)
JPY 41,985,000	USD	463,468	Citibank, N.A.	4/27/10	(14,316)
JPY 27,851,000	USD	309,608	Deutsche Bank AG	4/27/10	(11,660)
JPY 30,144,000	USD	333,644	Deutsche Bank AG	4/27/10	(11,165)
JPY 20,266,000	USD	224,436	Deutsche Bank AG	4/27/10	(7,631)
JPY 15,652,000	USD	170,149	Deutsche Bank AG	4/27/10	(2,705)
JPY 6,057,000	USD	65,398	Citibank, N.A.	4/27/10	(601)
NOK 1,800,000	USD	308,078	Citibank, N.A.	4/27/10	(5,585)
SEK 4,531,000	USD	641,952	Citibank, N.A.	4/27/10	(14,406)
SEK 2,878,000	USD	408,081	Deutsche Bank AG	4/27/10	(9,477)
USD 2,183,876	AUD	2,484,500	Citibank, N.A.	4/27/10	(89,365)
USD 245,015	AUD	274,500	Citibank, N.A.	4/27/10	(6,144)
USD 78,565	AUD	88,000	Citibank, N.A.	4/27/10	(1,952)
USD 46,493	AUD	52,000	Citibank, N.A.	4/27/10	(1,086)
USD 18,619	AUD	21,000	Deutsche Bank AG	4/27/10	(595)
USD 80,455	CAD	85,000	Citibank, N.A.	4/27/10	(3,234)
USD 682,098	CAD	695,000	Citibank, N.A.	4/27/10	(2,184)
USD 35,173	CAD	36,000	Citibank, N.A.	4/27/10	(272)
USD 21,505	CAD	22,000	Citibank, N.A.	4/27/10	(156)
USD 82,790	CAD	84,000	Citibank, N.A.	4/27/10	85
USD 421,595	CHF	451,000	Citibank, N.A.	4/27/10	(6,227)
USD 164,645	CHF	174,000	Citibank, N.A.	4/27/10	(413)
USD 70,321	CHF	74,000	Citibank, N.A.	4/27/10	124
USD 903,143	EUR	675,000	BNP Paribas	4/27/10	(8,573)
USD 250,772	EUR	186,000	Citibank, N.A.	4/27/10	(456)
USD 20,444	EUR	15,000	Citibank, N.A.	4/27/10	184
USD 138,994	EUR	102,000	Citibank, N.A.	4/27/10	1,224
USD 292,186	EUR	215,000	Citibank, N.A.	4/27/10	1,788
USD 262,311	EUR	192,000	Citibank, N.A.	4/27/10	2,978
USD 169,860	EUR	122,000	Citibank, N.A.	4/27/10	5,076
USD 276,585	EUR	198,000	Citibank, N.A.	4/27/10	9,148
USD 259,476	EUR	185,000	Citibank, N.A.	4/27/10	9,598
USD 1,202,847	EUR	883,000	Morgan Stanley & Co.	4/27/10	10,186
USD 693,129	EUR	505,000	Citibank, N.A.	4/27/10	11,030
USD 484,341	EUR	344,000	Deutsche Bank AG	4/27/10	19,703
USD 2,560,109	EUR	1,814,000	Citibank, N.A.	4/27/10	109,956
USD 39,367	GBP	26,000	Deutsche Bank AG	4/27/10	(82)
USD 13,586	GBP	9,000	Citibank, N.A.	4/27/10	(69)
USD 120,153	GBP	79,000	Citibank, N.A.	4/27/10	290
USD 154,023	GBP	101,000	Morgan Stanley & Co.	4/27/10	781
USD 189,014	GBP	124,000	Deutsche Bank AG	4/27/10	875
USD 250,334	GBP	162,000	Citibank, N.A.	4/27/10	4,540
USD 150,454	GBP	96,000	Citibank, N.A.	4/27/10	4,798
USD 469,927	GBP	305,000	Deutsche Bank AG	4/27/10	7,167
USD 301,755	GBP	192,000	Citibank, N.A.	4/27/10	10,443
USD 24,602	HKD	191,000	Deutsche Bank AG	4/27/10	(3)
USD 162,890	JPY	15,222,000	Citibank, N.A.	4/27/10	47
USD 67,522	JPY	6,156,000	Citibank, N.A.	4/27/10	1,666
USD 74,740	JPY	6,734,000	Citibank, N.A.	4/27/10	2,700
USD 89,536	JPY	8,049,000	Citibank, N.A.	4/27/10	3,428
USD 141,333	JPY	12,776,000	Citibank, N.A.	4/27/10	4,656
USD 272,714	JPY	24,845,000	Citibank, N.A.	4/27/10	6,924
USD 1,674,975	JPY	152,621,000	Deutsche Bank AG	4/27/10	42,245
USD 87,540	NZD	124,000	Citibank, N.A.	4/27/10	(385)
USD 104,547	SEK	760,000	Citibank, N.A.	4/27/10	(714)
USD 150,272	SEK	1,086,000	Citibank, N.A.	4/27/10	(140)
USD 128,154	SEK	926,000	Morgan Stanley & Co.	4/27/10	(98)
USD 231,285	SEK	1,668,000	Royal Bank of Scotland Plc	4/27/10	266

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	19

Schedule of Investments (concluded)	BlackRock Global Opportunities Portfolio

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 244,783	SEK	1,764,000	Citibank, N.A.	4/27/10	$468
USD 369,224	SGD	514,000	Deutsche Bank AG	4/27/10	1,856

Total					$(266,087)

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks:
Australia	$602,400	$439,528	—	$1,041,928
Belgium	—	548,247	—	548,247
Bermuda	695,075	—	—	695,075
Brazil	1,541,878	—	—	1,541,878
Canada	3,556,128	—	—	3,556,128
China	379,808	472,476	—	852,284
Finland	559,440	367,107	—	926,547
France	—	2,775,143	—	2,775,143
Germany	—	4,035,315	—	4,035,315
Hong Kong	—	1,098,223	—	1,098,223
India	517,358	678,237	—	1,195,595
Ireland	727,964	—	—	727,964
Israel	510,948	—	—	510,948
Italy	—	958,121	—	958,121
Japan	249,165	7,970,708	—	8,219,873
Luxembourg	—	$723,452	—	$723,452
Malaysia	—	339,506	—	339,506
Mexico	$468,393	—	—	468,393
Netherlands	—	1,757,850	—	1,757,850
New Zealand	—	339,393	—	339,393
Russia	353,472	—	—	353,472
Singapore	—	1,444,953	—	1,444,953
South Africa	—	398,900	—	398,900
South Korea	—	1,596,263	—	1,596,263
Spain	—	1,772,149	—	1,772,149
Sweden	—	1,437,873	—	1,437,873
Switzerland	507,310	2,273,264	—	2,780,574
Taiwan	593,931	266,613	—	860,544
Thailand	—	204,766	—	204,766
United Kingdom	677,739	4,883,009	—	5,560,748
United States	48,005,261	—	—	48,005,261
Rights	—	3,666	—	3,666
Short-Term Securities	2,010,200	—	—	2,010,200

Total	$61,956,470	$36,784,762	—	$98,741,232

	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	—	$391,018	—	$391,018
Liabilities	—	(669,480)	—	(669,480)

Total	—	$(278,462)	—	$(278,462)

[1]

Other financial instruments are foreign currency exchange contracts and options. Foreign currency exchange contracts are shown at the unrealized appreciation/ depreciation on the instrument and options are shown at value.

See Notes to Financial Statements.

20	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 14.7%
3SBio, Inc. - ADR(a)	167,800	$2,077,364
Amgen, Inc.(a)	444,410	26,557,942
Biogen Idec, Inc. (a)	285,900	16,399,224
BioMarin Pharmaceutical, Inc.(a)	169,800	3,968,226
Celgene Corp.(a)	203,500	12,608,860
Cephalon, Inc.(a)(b)	406,400	27,545,792
CSL Ltd.	354,336	11,835,285
Dendreon Corp.(a)(b)	199,100	7,261,177
Facet Biotech Corp.(a)	55,800	1,506,042
Genzyme Corp.(a)	260,400	13,496,532
Gilead Sciences, Inc.(a)	275,600	12,534,288
Human Genome Sciences, Inc.(a)(b)	445,200	13,445,040
Incyte Corp. Ltd.(a)(b)	621,100	8,670,556
Ironwood Pharmaceuticals, Inc.(a)	192,700	2,605,304
Momenta Pharmaceuticals, Inc.(a)(b)	63,800	955,086
OSI Pharmaceuticals, Inc.(a)	184,500	10,986,975
Pharmasset, Inc.(a)	80,300	2,152,040
Sinovac Biotech Ltd.(a)	111,000	656,010
United Therapeutics Corp.(a)	107,200	5,931,376
Vertex Pharmaceuticals, Inc.(a)	150,420	6,147,666

		187,340,785

Electronic Equipment, Instruments & Components — 1.3%
Agilent Technologies, Inc.(a)	465,900	16,022,301

Health Care Equipment & Supplies — 28.9%
Alcon, Inc.	127,050	20,526,198
Baxter International, Inc.	116,500	6,780,300
Beckman Coulter, Inc.	148,230	9,308,844
Becton, Dickinson & Co.	263,500	20,745,355
C.R. Bard, Inc.	184,700	15,998,714
China Medical Technologies, Inc. - ADR	234,700	3,196,614
The Cooper Cos., Inc.	362,700	14,101,776
Covidien Plc	376,470	18,928,912
Edwards Lifesciences Corp.(a)	68,300	6,753,504
Elekta AB - B Shares	353,400	9,870,491
Gen-Probe, Inc.(a)	281,400	14,070,000
Hill-Rom Holdings, Inc.(b)	629,400	17,125,974
Hologic, Inc.(a)	468,600	8,687,844
Inverness Medical Innovations, Inc.(a)	334,700	13,036,565
Medtronic, Inc.	368,260	16,582,748
Mindray Medical International Ltd. - ADR(b)	301,800	10,991,556
ResMed, Inc.(a)	339,100	21,583,715
Sirona Dental Systems, Inc.(a)	445,100	16,927,153
Smith & Nephew Plc	1,387,800	13,858,545
Sonova Holding AG	161,200	20,008,232
St. Jude Medical, Inc.(a)	578,900	23,763,845
Stryker Corp.	608,800	34,835,536
Varian Medical Systems, Inc.(a)	371,100	20,532,963
Zimmer Holdings, Inc.(a)	189,500	11,218,400

		369,433,784

Health Care Providers & Services — 17.5%
Aetna, Inc.	651,700	22,881,187
AmerisourceBergen Corp.	1,043,200	30,169,344
CIGNA Corp.	294,100	10,758,178
Community Health Systems, Inc.(a)	285,300	10,536,129
DaVita, Inc.(a)	49,130	3,114,842
Express Scripts, Inc.(a)	190,510	19,386,298
Fresenius Medical Care AG & Co. KGaA	370,400	20,869,521
Henry Schein, Inc.(a)	110,100	6,484,890
McKesson Corp.	148,700	9,772,564
Medco Health Solutions, Inc.(a)	397,150	25,640,004
MEDNAX, Inc.(a)	77,800	4,527,182
Patterson Cos., Inc.	517,200	16,059,060
UnitedHealth Group, Inc.	598,300	19,546,461
VCA Antech, Inc.(a)	190,800	5,348,124
WellPoint, Inc.(a)	288,900	18,599,382

		223,693,166

Health Care Technology — 1.3%
Allscripts-Misys Healthcare Solutions, Inc.(a)(b)	553,400	10,824,504
Cerner Corp.(a)(b)	75,000	6,379,500

		17,204,004

Industrial Conglomerates — 1.3%
Koninklijke Philips Electronics NV	518,300	16,630,345

Life Sciences Tools & Services — 8.6%
Dionex Corp.(a)	92,496	6,916,851
Life Technologies Corp.(a)	138,100	7,218,487
Mettler-Toledo International, Inc.(a)	67,100	7,327,320
Millipore Corp.(a)	211,200	22,302,720
PerkinElmer, Inc.	928,100	22,181,590
Tecan Group AG	118,392	9,091,093
Thermo Fisher Scientific, Inc.(a)	536,300	27,587,272
Waters Corp.(a)	100,800	6,808,032

		109,433,365

Pharmaceuticals — 21.8%
Abbott Laboratories	481,990	25,391,233
Allergan, Inc.	114,300	7,466,076
Bristol-Myers Squibb Co.	1,111,700	29,682,390
Eli Lilly & Co.	90,300	3,270,666
GlaxoSmithKline Plc	1,012,400	19,432,752
Johnson & Johnson	569,340	37,120,968
Merck & Co., Inc.	432,300	16,146,405
Merck KGaA(a)	75,400	6,113,068
Mylan, Inc.(a)(b)	786,300	17,856,873
Novartis AG	613,400	33,181,229
Novartis AG - ADR(b)	178,240	9,642,784
Pfizer, Inc.	1,367,640	23,455,026
Roche Holding AG	59,900	9,728,392
Simcere Pharmaceutical Group - ADR(a)	133,500	1,136,085
Somaxon Pharmaceuticals, Inc.(a)	206,700	1,787,955
Teva Pharmaceutical Industries Ltd. - ADR	415,360	26,200,909
Watson Pharmaceuticals, Inc.(a)(b)	266,778	11,143,317

		278,756,128

Total Long-Term Investments (Cost — $1,012,723,125) — 95.4%		1,218,513,878

Short-Term Securities	Shares/ Beneficial Interest
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11%(c)(d)	65,246,199	65,246,199
BlackRock Liquidity Series, LLC Money Market Series, 0.22%(c)(d)(e)	96,916,350	96,916,350

Total Short-Term Securities (Cost — $162,162,549) — 12.7%		162,162,549

Total Investments (Cost — $1,174,885,674*) — 108.1%		1,380,676,427
Liabilities in Excess of Other Assets — (8.1)%		(103,640,891)

Net Assets — 100.0%		$1,277,035,536

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	21

Schedule of Investments (continued)	BlackRock Health Sciences Opportunities Portfolio
(Percentages shown are based on Net Assets)

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,187,171,619

Gross unrealized appreciation	$196,886,067
Gross unrealized depreciation	(3,381,259)

Net unrealized appreciation	$193,504,808

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Represents the current yield as of report date.
(d)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$52,975,182	$358	$25,042

BlackRock Liquidity Series, LLC Money Market Series	$(17,008,300)	—	$54,996

(e)	Security was purchased with the cash collateral from loaned securities.

•	Foreign currency exchange contracts as of March 31, 2010 were as follows:

Currency Purchased	Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 1,402,294	JPY	129,892,000	Citibank, N.A.	4/01/10	$12,927
USD 2,817,249	CHF	2,966,000	Citibank, N.A.	4/06/10	4,275
USD 2,590,824	EUR	1,913,000	Citibank, N.A.	4/07/10	7,001
USD 12,942,516	GBP	8,281,000	Citibank, N.A.	4/21/10	377,725
CHF 2,966,000	USD	2,817,777	Citibank, N.A.	4/27/10	(4,204)
CHF 37,000	USD	34,489	Citibank, N.A.	4/27/10	609
CHF 100,000	USD	92,531	Citibank, N.A.	4/27/10	2,330
CHF 9,500,000	USD	8,987,999	Morgan Stanley & Co.	4/27/10	23,780
CHF 3,160,000	USD	2,942,014	Citibank, N.A.	4/27/10	55,588
DKK 5,412,000	USD	991,374	Citibank, N.A.	4/27/10	(9,683)
GBP 6,760,000	USD	10,971,074	Citibank, N.A.	4/27/10	(714,476)
GBP 3,570,000	USD	5,508,264	Citibank, N.A.	4/27/10	(91,687)
JPY 451,899,000	USD	4,912,485	Citibank, N.A.	4/27/10	(78,100)
JPY 129,892,000	USD	1,402,458	Citibank, N.A.	4/27/10	(12,882)
SEK 9,938,000	USD	1,392,370	Deutsche Bank AG	4/27/10	(15,952)
SEK 8,725,000	USD	1,174,902	Deutsche Bank AG	4/27/10	33,515
USD 5,765,606	AUD	6,458,000	Citibank, N.A.	4/27/10	(143,264)
USD 3,494,559	AUD	3,908,500	Citibank, N.A.	4/27/10	(81,597)
USD 1,472,701	AUD	1,661,000	Deutsche Bank AG	4/27/10	(47,063)
USD 3,347,491	CHF	3,609,000	Citibank, N.A.	4/27/10	(76,037)
USD 2,404,658	CHF	2,564,000	Citibank, N.A.	4/27/10	(27,574)
USD 3,093,921	CHF	3,278,000	Citibank, N.A.	4/27/10	(15,617)
USD 679,497	CHF	732,000	Citibank, N.A.	4/27/10	(14,884)
USD 3,297,345	CHF	3,482,000	Citibank, N.A.	4/27/10	(5,709)
USD 1,374,231	CHF	1,452,000	Citibank, N.A.	4/27/10	(3,148)
USD 730,230	CHF	773,000	Citibank, N.A.	4/27/10	(3,044)
USD 2,558,003	CHF	2,683,000	Citibank, N.A.	4/27/10	12,887
USD 71,157,946	CHF	73,435,000	Citibank, N.A.	4/27/10	1,496,896
USD 1,021,030	DKK	5,412,000	Royal Bank of Scotland Plc	4/27/10	39,339
USD 1,206,388	EUR	892,000	Citibank, N.A.	4/27/10	1,572
USD 149,307	EUR	109,000	Citibank, N.A.	4/27/10	2,082
USD 1,000,808	EUR	738,000	Citibank, N.A.	4/27/10	3,998
USD 2,287,712	EUR	1,687,000	Citibank, N.A.	4/27/10	9,096
USD 1,491,709	EUR	1,097,000	Citibank, N.A.	4/27/10	10,001
USD 684,023	EUR	499,000	Citibank, N.A.	4/27/10	10,028
USD 3,901,188	EUR	2,880,000	Citibank, N.A.	4/27/10	11,198
USD 1,428,385	EUR	1,048,000	Citibank, N.A.	4/27/10	12,861
USD 735,886	EUR	535,000	Citibank, N.A.	4/27/10	13,266
USD 3,479,779	EUR	2,554,000	Citibank, N.A.	4/27/10	30,115
USD 18,387,905	EUR	13,029,000	Citibank, N.A.	4/27/10	789,752
USD 2,113,653	GBP	1,416,000	Citibank, N.A.	4/27/10	(34,770)
USD 865,331	GBP	576,000	Citibank, N.A.	4/27/10	(8,604)
USD 9,753,525	GBP	6,214,000	Citibank, N.A.	4/27/10	325,345
USD 22,401,755	GBP	13,818,000	Deutsche Bank AG	4/27/10	1,436,418
USD 420,901	JPY	37,519,000	Citibank, N.A.	4/27/10	19,525
USD 1,631,754	JPY	148,767,500	Citibank, N.A.	4/27/10	40,249
USD 1,887,158	JPY	170,032,000	Citibank, N.A.	4/27/10	68,167
USD 2,245,804	JPY	201,891,000	Citibank, N.A.	4/27/10	85,987
USD 306,837	SEK	2,259,000	Deutsche Bank AG	4/27/10	(6,036)
USD 462,049	SEK	3,351,000	Citibank, N.A.	4/27/10	(2,066)
USD 244,581	SEK	1,760,000	Deutsche Bank AG	4/27/10	821
USD 4,543,395	SEK	32,068,000	Citibank, N.A.	4/27/10	101,961

Total					$3,642,917

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

22	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments (concluded)	BlackRock Health Sciences Opportunities Portfolio

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments:
Biotechnology.	$175,505,500	$11,835,285	—	$187,340,785
Electronic Equipment, Instruments & Components	16,022,301	—	—	16,022,301
Health Care Equipment & Supplies	325,696,516	43,737,268	—	369,433,784
Health Care Providers & Services	202,823,645	20,869,521	—	223,693,166
Health Care Technology	17,204,004	—	—	17,204,004
Industrial Conglomerates	16,630,345	—	—	16,630,345
Life Sciences Tools & Services	100,342,272	9,091,093	—	109,433,365
Pharmaceuticals	210,300,687	68,455,441	—	278,756,128
Short-Term Securities	65,246,199	96,916,350	—	162,162,549

Total	$1,129,771,469	$250,904,958	—	$1,380,676,427

	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	—	$5,039,314	—	$5,039,314
Liabilities	—	(1,396,367)	—	(1,396,367)

Total	—	$3,642,947	—	$3,642,947

[1]	Other financial instruments are foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	23

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Australia — 2.1%
Australia & New Zealand Banking Group Ltd.	398,400	$9,259,786
BHP Billiton Ltd. - ADR(a)	141,200	11,341,184
Commonwealth Bank of Australia	173,400	8,942,760
CSL Ltd.	86,700	2,895,893
National Australia Bank Ltd.	303,200	7,650,058

		40,089,681

Belgium — 0.6%
Anheuser-Busch InBev NV	206,400	10,381,493

Bermuda — 1.0%
Arch Capital Group Ltd.(b)	71,300	5,436,625
Catlin Group Ltd.	474,400	2,594,103
Tyco Electronics Ltd.	380,400	10,453,392

		18,484,120

Brazil — 2.8%
Banco Santander (Brasil) SA - ADR	282,500	3,511,475
BM&FBOVESPA SA	517,200	3,472,527
Cia de Bebidas DAS Americas	71,000	6,507,860
Cia Siderurgica Nacional SA - ADR	169,200	6,756,156
Companhia Energetica de Minas Gerais - CEMIG - ADR	459,205	7,641,171
Hypermarcas SA(b)	670,800	8,185,318
Usinas Siderurgicas de Minas Gerais SA - Class A, Preference Shares	269,400	9,275,655
Vale SA - ADR	234,000	7,532,460

		52,882,622

Canada — 7.1%
Canadian National Railway Co.	153,100	9,291,669
Canadian Natural Resources Ltd.	135,200	10,006,384
Canadian Pacific Railway Ltd.	253,200	14,269,845
Eldorado Gold Corp.(b)	1,320,900	16,035,738
Enbridge, Inc.	301,900	14,398,696
EnCana Corp.	295,800	9,178,674
Magna International, Inc. - Class A(b)	143,300	8,863,105
Pacific Rubiales Energy Corp.(b)	430,400	8,360,943
Pan American Silver Corp.	503,300	11,651,395
Potash Corp. of Saskatchewan, Inc.	80,900	9,655,415
The Toronto-Dominion Bank	119,000	8,869,493
TransCanada Corp.	400,600	14,680,581

		135,261,938

China — 2.0%
China Construction Bank Corp. - Class H	9,734,800	7,958,547
China Life Insurance Co. Ltd. - Class H	1,463,100	7,011,336
Focus Media Holding Ltd. - ADR(a)(b)	388,500	7,094,010
Hidili Industry International Development Ltd.(b)	7,317,300	7,942,451
Industrial & Commercial Bank of China - Class H	10,902,200	8,294,167

		38,300,511

Denmark — 1.6%
A.P. Moller - Maersk A/S	945	7,202,122
FLSmidth & Co. A/S	230,000	15,929,650
TrygVesta A/S	104,800	6,914,581

		30,046,353

Finland — 0.5%
Fortum Oyj	387,500	9,483,589

France — 5.7%
AXA SA	287,600	6,380,398
BNP Paribas	50,070	3,837,715
Cap Gemini SA	156,600	7,699,498
Compagnie de Saint-Gobain	169,600	8,144,858
Eramet SA	45,000	15,438,708
GDF SUEZ	322,700	12,474,617
Renault SA(b)	149,700	6,994,335
Société Generale	80,100	5,027,077
Total SA	431,800	25,060,919
Unibail-Rodamco SE	41,100	8,320,716
Vivendi	355,800	9,514,339

		108,893,180

Germany — 6.5%
Allianz SE	39,100	4,893,667
Bayerische Motoren Werke AG	159,100	7,339,826
Deutsche Boerse AG	44,400	3,285,080
Deutsche Lufthansa AG	1,023,400	16,962,474
Deutsche Telekom AG	724,600	9,792,081
Fresenius Medical Care AG & Co. KGaA	266,200	14,998,560
Gerry Weber International AG	181,332	6,294,932
Merck KGaA(b)	114,100	9,250,677
RWE AG	184,300	16,349,729
Siemens AG	187,100	18,694,572
Software AG	39,400	4,696,036
Volkswagen AG - Preference Shares	120,000	10,998,872

		123,556,506

Gibraltar — 0.2%
PartyGaming Plc(b)	730,000	3,547,155

Hong Kong — 2.2%
Cheung Kong (Holdings) Ltd.	1,005,300	12,927,196
China Mobile Ltd.	733,600	7,054,618
Hang Seng Bank Ltd.	297,900	4,144,932
New World Development Ltd.	4,156,700	8,116,926
REXLot Holdings Ltd.	38,400,700	5,484,105
Wing Hang Bank Ltd.	457,400	4,178,728

		41,906,505

India — 1.7%
Bharti Airtel Ltd.	875,114	6,088,783
HDFC Bank Ltd.	197,800	8,528,216
State Bank of India Ltd.	171,100	7,911,417
Sterlite Industries India Ltd. - ADR	524,200	9,755,362

		32,283,778

Indonesia — 0.3%
Adaro Energy PT	28,444,200	6,110,818

Ireland — 0.5%
Covidien Plc	183,700	9,236,436

Israel — 0.5%
Teva Pharmaceutical Industries Ltd. - ADR	153,300	9,670,164

Italy — 2.5%
Benetton Group SpA	566,400	4,692,859
Enel SpA	1,510,500	8,442,136
ENI SpA	433,500	10,168,315
Fondiaria-Sai SpA	133,765	2,012,672
Intesa Sanpaolo SpA(b)	2,097,300	7,810,526
Parmalat SpA	2,612,000	7,155,009
UniCredit SpA(b)	1,260,359	3,716,251
Unione di Banche Italiane ScpA	308,300	4,158,613

		48,156,381

See Notes to Financial Statements.

24	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Japan — 14.8%
Air Water, Inc.	558,700	$6,400,918
Amada Co. Ltd.	1,535,200	12,892,386
Asahi Breweries Ltd.	349,200	6,552,546
Bridgestone Corp.	420,500	7,196,405
Canon, Inc.	205,300	9,496,202
The Chiba Bank Ltd.	790,800	4,734,848
DA Office Investment Corp.	575	1,228,687
Fujitsu Ltd.	1,389,200	9,119,772
Hitachi High-Technologies Corp.	312,000	7,164,851
Honda Motor Co. Ltd.	535,600	18,879,199
Hoya Corp.	365,900	10,074,692
ITOCHU Corp.	1,434,000	12,586,473
Japan Prime Realty Investment Corp.	670	1,492,008
Japan Tobacco, Inc.	3,570	13,290,553
Kamigumi Co. Ltd.	649,200	5,226,448
KDDI Corp.	1,160	6,005,107
Konica Minolta Holdings, Inc.	818,200	9,569,963
Marubeni Corp.	2,253,700	14,027,494
Matsui Securities Co. Ltd.	436,500	3,126,077
Mitsubishi Heavy Industries Ltd.	2,580,700	10,705,495
Mitsubishi UFJ Financial Group, Inc.	1,627,900	8,532,887
Mitsui & Co. Ltd.	775,500	13,057,356
Mizuho Securities Co. Ltd.(b)	1,531,400	4,849,090
Nikon Corp.	474,700	10,378,384
Nomura Holdings, Inc.	1,188,000	8,717,126
NSK Ltd.	1,979,600	15,657,822
NTT Data Corp.	2,120	7,068,736
Panasonic Corp.	525,100	8,050,327
Sumitomo Mitsui Financial Group, Inc.	111,600	3,697,283
Tokio Marine Holdings, Inc.	300,800	8,479,905
West Japan Railway Co.	2,120	7,304,275
Zeon Corp.	2,667,200	15,596,298

		281,159,613

Luxembourg — 0.8%
ArcelorMittal	323,200	14,170,884

Malaysia — 1.0%
AMMB Holdings Berhad	4,747,600	7,271,961
CIMB Group Holdings Berhad	2,706,200	11,659,531

		18,931,492

Mexico — 0.6%
Fomento Economico Mexicano SAB de CV - ADR	198,200	9,420,446
Grupo Mexico SA - Series B	917,600	2,466,972

		11,887,418

Netherlands — 2.6%
Aegon NV(b)	1,425,100	9,728,341
Corio NV	28,600	1,908,632
Koninklijke KPN NV	519,600	8,245,555
Royal Dutch Shell Plc - A Shares	955,000	27,617,241
Wereldhave NV(b)	14,200	1,362,121

		48,861,890

New Zealand — 0.4%
Telecom Corp. of New Zealand Ltd.	4,387,300	6,746,798

Norway — 0.4%
StatoilHydro ASA	322,600	7,506,697

Philippines — 0.3%
Philippine Long Distance Telephone Co. - ADR(a)	104,200	5,551,776

Russia — 0.3%
Vimpel-Communications - ADR	302,900	5,576,389

Singapore — 1.9%
CapitaLand Ltd.	1,629,700	4,614,124
DBS Group Holdings Ltd.	651,600	6,643,556
Singapore Telecommunications Ltd.	3,525,800	7,975,526
Straits Asia Resources Ltd.	3,666,700	5,648,102
Wilmar International Ltd.	2,207,200	10,549,072

		35,430,380

South Africa — 0.7%
MTN Group Ltd.	418,200	6,419,684
Naspers Ltd. - N Shares	177,900	7,713,512

		14,133,196

South Korea — 2.8%
Hynix Semiconductor, Inc.(b)	460,100	10,858,198
Hyosung Corp.	127,406	9,156,270
Korea Electric Power Corp.(b)	266,000	8,631,595
Korea Zinc Co. Ltd.	41,900	7,473,338
Korean Air Lines Co. Ltd.(b)	22,150	1,301,416
Samsung Electronics Co. Ltd.	20,800	15,038,281

		52,459,098

Spain — 1.8%
Banco Santander SA	1,122,500	14,888,938
Inditex SA	114,400	7,545,309
Telefonica SA	522,500	12,380,452

		34,814,699

Sweden — 1.4%
Atlas Copco AB - A Shares	506,600	7,851,559
Nordea Bank AB	819,700	8,079,868
Svenska Cellulosa AB - B Shares(b)	795,200	11,212,060

		27,143,487

Switzerland — 9.1%
Adecco SA	296,400	16,827,121
Alcon, Inc.	58,000	9,370,480
Clariant AG(b)	1,277,700	16,264,297
Credit Suisse Group AG	167,800	8,637,070
GAM Holding Ltd.	151,700	1,860,304
Givaudan SA - Registered Shares	9,600	8,418,622
Julius Baer Group Ltd.	281,400	10,185,257
Nestle SA	359,000	18,395,880
Novartis AG	670,200	36,253,765
Roche Holding AG	105,100	17,069,348
Sonova Holding AG	74,500	9,246,981
Swiss Reinsurance Co. Ltd.(b)	145,400	7,134,116
UBS AG(b)	390,700	6,355,871
Zurich Financial Services AG	23,400	6,001,953

		172,021,065

Taiwan — 3.2%
AU Optronics Corp. - ADR(a)	849,258	9,622,093
China Airlines Ltd.(b)	20,172,415	7,357,393
Chunghwa Telecom Co. Ltd. - ADR	378,109	7,346,658
Hon Hai Precision Industry Co. Ltd.	1,694,400	7,336,767
Mega Financial Holding Co. Ltd.	8,087,300	4,688,364
Polaris Securities Co. Ltd.(b)	8,085,704	4,203,286
Siliconware Precision Industries Co. - ADR(a)	1,131,700	6,801,517
Taishin Financial Holdings Co. Ltd.(b)	7	3

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	25

Schedule of Investments (continued)	Blackrock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Taiwan (concluded)
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	967,400	$10,148,026
Yuanta Financial Holding Co. Ltd.	6,039,500	3,623,390

		61,127,497

Thailand — 0.6%
Bangkok Bank Public Co. Ltd.	1,097,900	4,223,029
Banpu Public Co. Ltd.	346,000	6,517,012

		10,740,041

United Kingdom — 13.5%
Aegis Group Plc	2,185,000	4,224,951
Anglo American Plc(b)	227,100	9,885,449
Antofagasta Plc	641,400	10,128,016
ARM Holdings Plc	2,403,600	8,615,458
Barclays Plc	2,217,200	12,073,049
BG Group Plc	1,094,700	18,957,793
BP Plc	2,199,300	20,816,679
British Airways Plc(b)	4,557,400	16,854,188
Britvic Plc	1,521,900	10,698,810
Domino’s Pizza UK & IRL Plc	1,266,000	6,491,543
GlaxoSmithKline Plc	447,400	8,587,726
HSBC Holdings Plc	1,649,899	16,719,901
Imperial Tobacco Group Plc	612,200	18,679,047
Inchcape Plc(b)	15,791,200	7,063,555
InterContinental Hotels Group Plc	404,404	6,330,174
International Power Plc	1,432,700	6,956,551
Johnson Matthey Plc	384,400	10,204,391
Next Plc	189,400	6,221,752
Prudential Plc	754,400	6,240,881
Standard Chartered Plc	73,700	2,008,861
Tesco Plc	1,772,500	11,718,985
Unilever Plc	377,900	11,062,875
Vodafone Group Plc	3,352,500	7,754,045
Vodafone Group Plc - ADR	342,100	7,967,509
WPP Plc	980,500	10,146,012

		256,408,201

United States — 1.4%
Amkor Technology, Inc.(a)(b)	931,400	6,584,998
The Mosaic Co.	130,300	7,918,331
NII Holdings, Inc.(b)	176,200	7,340,492
ResMed, Inc. - CDI(b)	855,800	5,497,274

		27,341,095

Total Common Stocks — 95.4%		1,810,302,946

Rights — 0.0%
Volkswagen AG, Expires 4/13/10(b)	111,300	69,151

Warrant	Shares
Italy — 0.0%
Unione di Banche Italiane ScpA (issued/exercisable 5/18/09, 1 share for 20 warrants, Expires 6/30/11, strike price 12.30 EUR)(b)	261,800	12,942

Total Long-Term Investments (Cost — $1,619,930,194) — 95.4%		1,810,385,039

Short-Term Securities	Shares/ Beneficial Interest	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11%(c)(d)	90,500,592	$90,500,592
BlackRock Liquidity Series, LLC Money Market Series, 0.22%(c)(d)(e)	32,364,600	32,364,600

Total Short-Term Securities (Cost — $122,865,192) — 6.5%		122,865,192

Total Investments (Cost — $1,742,795,386*) — 101.9%		1,933,250,231
Liabilities in Excess of Other Assets — (1.9)%		(35,732,013)

Net Assets — 100.0%		$1,897,518,218

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,758,018,231

Gross unrealized appreciation	$204,218,276
Gross unrealized depreciation	(28,986,276)

Net unrealized appreciation	$175,232,000

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$43,870,731	$248	$41,655
BlackRock Liquidity Series, LLC Money Market Series	$3,791,100	—	$28,821

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•	Foreign currency exchange contracts as of March 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CHF	915,000	USD	857,947	Citibank, N.A.	4/01/10	$9,846
CHF	4,086,000	USD	3,837,034	Citibank, N.A.	4/01/10	38,156
GBP	223,000	USD	334,052	Deutsche Bank AG	4/01/10	4,349
GBP	1,397,000	USD	2,109,191	Citibank, N.A.	4/01/10	10,753
JPY	1,184,807,000	USD	12,756,320	Citibank, N.A.	4/01/10	(83,232)
USD	4,241,797	JPY	392,910,000	Citibank, N.A.	4/01/10	39,101
CAD	2,308,000	USD	2,274,349	Citibank, N.A.	4/05/10	(1,912)
JPY	475,854,000	USD	5,091,591	Citibank, N.A.	4/05/10	(1,699)
CHF	1,708,000	USD	1,622,649	Citibank, N.A.	4/06/10	(2,770)
GBP	1,197,000	USD	1,812,617	Deutsche Bank AG	4/06/10	3,827
MXN	15,785,000	USD	1,281,864	UBS AG	4/06/10	(5,148)
CHF	12,359,000	USD	11,742,618	Citibank, N.A.	4/07/10	(11,445)
GBP	1,064,000	USD	1,617,168	UBS AG	4/07/10	(2,551)
HKD	18,591,000	USD	2,394,297	Deutsche Bank AG	4/07/10	139
NOK	44,045,000	USD	7,397,363	Citibank, N.A.	4/07/10	11,254

See Notes to Financial Statements.

26	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	6,810,160	CAD	6,875,000	Citibank, N.A.	4/07/10	$41,120
USD	1,996,390	CHF	2,128,000	BNP Paribas	4/07/10	(21,931)
USD	756,534	CHF	805,000	Citibank, N.A.	4/07/10	(6,975)
USD	8,940,165	CHF	9,426,000	Citibank, N.A.	4/07/10	(9)
USD	1,083,099	DKK	5,916,000	Citibank, N.A.	4/07/10	9,822
USD	4,488,602	EUR	3,361,000	Citibank, N.A.	4/07/10	(50,984)
USD	4,644,056	EUR	3,380,000	Citibank, N.A.	4/07/10	78,807
USD	2,395,765	HKD	18,591,000	Citibank, N.A.	4/07/10	1,201
USD	7,419,479	NOK	44,045,000	Deutsche Bank AG	4/07/10	8,489
USD	2,385,541	ZAR	17,750,000	Citibank, N.A.	4/07/10	(48,350)
CAD	2,691,413	USD	2,600,000	Citibank, N.A.	4/21/10	49,914
JPY	114,425,000	USD	1,265,881	Citibank, N.A.	4/21/10	(41,811)
USD	11,580,742	CHF	12,471,000	Citibank, N.A.	4/21/10	(248,793)
USD	2,862,059	GBP	1,833,000	Citibank, N.A.	4/21/10	80,842
USD	15,321,275	GBP	9,803,000	Citibank, N.A.	4/21/10	447,149
AUD	69,275,000	USD	63,505,085	Citibank, N.A.	4/27/10	(120,615)
AUD	18,710,000	USD	16,899,246	BNP Paribas	4/27/10	219,822
AUD	7,945,000	USD	6,846,365	Citibank, N.A.	4/27/10	423,063
CAD	14,580,000	USD	14,418,185	Citibank, N.A.	4/27/10	(63,037)
CAD	668,000	USD	654,966	Deutsche Bank AG	4/27/10	2,732
CAD	992,000	USD	930,146	Citibank, N.A.	4/27/10	46,555
CAD	6,326,000	USD	6,167,489	Citibank, N.A.	4/27/10	60,951
CAD	19,840,000	USD	19,470,451	Citibank, N.A.	4/27/10	63,578
CAD	1,759,000	USD	1,665,612	Morgan Stanley & Co.	4/27/10	66,260
CAD	2,194,000	USD	2,091,456	Deutsche Bank AG	4/27/10	68,708
CAD	1,488,000	USD	1,393,552	Citibank, N.A.	4/27/10	71,500
CAD	2,665,000	USD	2,526,821	Citibank, N.A.	4/27/10	97,080
CAD	3,242,000	USD	3,044,134	Deutsche Bank AG	4/27/10	147,868
CAD	6,323,100	USD	6,016,173	Citibank, N.A.	4/27/10	209,413
CAD	46,571,000	USD	44,329,058	Morgan Stanley & Co.	4/27/10	1,523,727
CHF	9,576,000	USD	8,860,735	Citibank, N.A.	4/27/10	223,138
DKK	17,432,000	USD	3,193,207	Citibank, N.A.	4/27/10	(31,188)
EUR	89,655,000	USD	122,606,084	Citibank, N.A.	4/27/10	(1,509,885)
EUR	6,883,000	USD	9,455,095	Citibank, N.A.	4/27/10	(158,289)
EUR	4,657,000	USD	6,367,991	Deutsche Bank AG	4/27/10	(77,824)
EUR	3,912,000	USD	5,306,851	Citibank, N.A.	4/27/10	(22,948)
EUR	1,572,000	USD	2,137,926	Deutsche Bank AG	4/27/10	(14,640)
EUR	8,184,000	USD	11,056,282	Deutsche Bank AG	4/27/10	(2,227)
EUR	5,750,000	USD	7,746,883	Citibank, N.A.	4/27/10	19,590
GBP	35,294,000	USD	57,173,633	Morgan Stanley & Co.	4/27/10	(3,623,871)
GBP	5,285,000	USD	8,577,238	Citibank, N.A.	4/27/10	(558,581)
GBP	2,477,000	USD	3,964,000	Deutsche Bank AG	4/27/10	(205,776)
GBP	1,495,000	USD	2,306,682	Citibank, N.A.	4/27/10	(38,396)
GBP	2,490,000	USD	3,729,759	Deutsche Bank AG	4/27/10	48,190
HKD	41,815,000	USD	5,388,384	Deutsche Bank AG	4/27/10	(1,694)
HKD	41,613,000	USD	5,362,010	Deutsche Bank AG	4/27/10	(1,342)
HKD	41,574,000	USD	5,355,598	Citibank, N.A.	4/27/10	46
HKD	19,435,000	USD	2,502,142	Deutsche Bank AG	4/27/10	1,512
JPY	2,811,780,000	USD	31,132,310	UBS AG	4/27/10	(1,052,078)
JPY	910,777,000	USD	10,124,739	Deutsche Bank AG	4/27/10	(381,308)
JPY	792,267,000	USD	8,795,188	Citibank, N.A.	4/27/10	(319,569)
JPY	252,200,000	USD	2,815,291	Deutsche Bank AG	4/27/10	(117,273)
JPY	444,600,000	USD	4,833,139	Deutsche Bank AG	4/27/10	(76,838)
JPY	184,307,000	USD	2,034,547	Citibank, N.A.	4/27/10	(62,844)
JPY	392,910,000	USD	4,242,291	Citibank, N.A.	4/27/10	(38,967)
NOK	9,428,000	USD	1,583,817	Deutsche Bank AG	4/27/10	575
NOK	64,654,000	USD	10,852,794	Deutsche Bank AG	4/27/10	12,423
NOK	44,897,000	USD	7,503,394	Deutsche Bank AG	4/27/10	41,625
SEK	143,489,000	USD	20,329,525	Citibank, N.A.	4/27/10	(456,226)
SEK	53,855,000	USD	7,636,278	Deutsche Bank AG	4/27/10	(177,333)
USD	63,135,933	AUD	71,827,000	Citibank, N.A.	4/27/10	(2,583,538)
USD	2,379,156	AUD	2,739,000	Citibank, N.A.	4/27/10	(126,944)
USD	1,411,126	AUD	1,574,000	Citibank, N.A.	4/27/10	(29,035)
USD	877,104	AUD	981,000	Citibank, N.A.	4/27/10	(20,480)
USD	87,964	AUD	99,000	Deutsche Bank AG	4/27/10	(2,618)
USD	5,644,771	CAD	5,918,000	Royal Bank of Scotland Plc	4/27/10	(181,962)
USD	4,784,482	CAD	4,985,000	Citibank, N.A.	4/27/10	(123,639)
USD	4,821,539	CAD	4,967,000	Citibank, N.A.	4/27/10	(68,860)
USD	19,471,693	CAD	19,840,000	Citibank, N.A.	4/27/10	(62,336)
USD	3,691,662	CAD	3,790,000	Citibank, N.A.	4/27/10	(39,889)
USD	3,297,177	CAD	3,389,000	Citibank, N.A.	4/27/10	(39,558)
USD	5,933,456	CAD	6,000,000	Citibank, N.A.	4/27/10	25,988
USD	3,637,231	CHF	3,879,500	Citibank, N.A.	4/27/10	(42,895)
USD	3,837,867	CHF	4,086,000	Citibank, N.A.	4/27/10	(38,147)
USD	13,254,892	CHF	14,005,000	Citibank, N.A.	4/27/10	(30,367)
USD	3,400,768	CHF	3,594,000	Citibank, N.A.	4/27/10	(8,530)
USD	3,915,210	CHF	4,076,000	Citibank, N.A.	4/27/10	48,683
USD	21,073,643	CHF	21,748,000	Citibank, N.A.	4/27/10	443,310
USD	17,748,043	DKK	94,074,000	Royal Bank of Scotland Plc	4/27/10	683,808
USD	16,945,644	EUR	12,665,000	BNP Paribas	4/27/10	(160,857)
USD	3,337,386	EUR	2,480,000	Citibank, N.A.	4/27/10	(12,328)
USD	4,633,898	EUR	3,437,000	Citibank, N.A.	4/27/10	(8,427)
USD	2,130,889	EUR	1,578,000	Citibank, N.A.	4/27/10	(502)
USD	115,584	EUR	85,000	Citibank, N.A.	4/27/10	775
USD	2,116,682	EUR	1,553,000	Citibank, N.A.	4/27/10	19,059
USD	554,643	EUR	393,000	Citibank, N.A.	4/27/10	23,822

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	27

Schedule of Investments (continued)	BlackRock International Opportunities Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,220,039	EUR	2,363,000	Citibank, N.A.	4/27/10	$28,356
USD	6,173,184	EUR	4,518,500	Citibank, N.A.	4/27/10	70,086
USD	6,413,850	EUR	4,656,000	Citibank, N.A.	4/27/10	125,032
USD	4,751,909	EUR	3,413,000	Citibank, N.A.	4/27/10	142,001
USD	10,299,488	EUR	7,504,000	Citibank, N.A.	4/27/10	163,903
USD	25,650,736	EUR	18,830,000	Morgan Stanley & Co.	4/27/10	217,225
USD	7,358,828	EUR	5,268,000	Citibank, N.A.	4/27/10	243,388
USD	6,958,169	EUR	4,961,000	Citibank, N.A.	4/27/10	257,391
USD	6,993,372	EUR	4,967,000	Deutsche Bank AG	4/27/10	284,490
USD	2,649,826	GBP	1,774,000	Deutsche Bank AG	4/27/10	(41,773)
USD	2,108,858	GBP	1,397,000	Citibank, N.A.	4/27/10	(10,738)
USD	657,038	GBP	432,000	Citibank, N.A.	4/27/10	1,587
USD	6,644,351	GBP	4,357,000	Morgan Stanley & Co.	4/27/10	33,700
USD	3,632,062	GBP	2,311,000	Citibank, N.A.	4/27/10	125,702
USD	8,432,497	GBP	5,473,000	Deutsche Bank AG	4/27/10	128,597
USD	4,294,667	GBP	2,742,500	Citibank, N.A.	4/27/10	133,614
USD	14,698,087	HKD	114,155,000	Morgan Stanley & Co.	4/27/10	(7,583)
USD	558,145	HKD	4,335,000	Deutsche Bank AG	4/27/10	(298)
USD	532,981	HKD	4,139,000	Citibank, N.A.	4/27/10	(213)
USD	1,729,280	JPY	157,659,000	Citibank, N.A.	4/27/10	42,655
USD	1,964,345	JPY	176,986,500	Citibank, N.A.	4/27/10	70,955
USD	2,863,362	JPY	260,860,000	Citibank, N.A.	4/27/10	72,699
USD	12,757,735	JPY	1,184,807,000	Citibank, N.A.	4/27/10	82,749
USD	2,677,507	JPY	242,037,000	Citibank, N.A.	4/27/10	88,212
USD	2,383,817	JPY	214,298,000	Citibank, N.A.	4/27/10	91,272
USD	7,096,840	JPY	632,667,000	Citibank, N.A.	4/27/10	328,612
USD	14,290,429	JPY	1,302,121,000	Deutsche Bank AG	4/27/10	360,426
USD	3,044,287	NOK	18,020,000	Citibank, N.A.	4/27/10	15,995
USD	17,112,838	NOK	100,000,000	Deutsche Bank AG	4/27/10	307,665
USD	1,595,492	NZD	2,260,000	Citibank, N.A.	4/27/10	(7,010)
USD	2,029,444	SEK	14,753,000	Citibank, N.A.	4/27/10	(13,854)
USD	2,823,475	SEK	20,405,000	Citibank, N.A.	4/27/10	(2,628)
USD	2,521,139	SEK	18,217,000	Morgan Stanley & Co.	4/27/10	(1,925)
USD	4,329,103	SEK	31,221,000	Royal Bank of Scotland Plc	4/27/10	4,979
USD	4,602,718	SEK	33,169,000	Citibank, N.A.	4/27/10	8,795
USD	16,181,911	SGD	22,527,000	Deutsche Bank AG	4/27/10	81,349

	Total					$(4,367,288)

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks:
Australia	$11,341,184	$28,748,497	—	$40,089,681
Belgium	—	10,381,493	—	10,381,493
Bermuda	15,890,017	2,594,103	—	18,484,120
Brazil	52,882,622	—	—	52,882,622
Canada	135,261,938	—	—	135,261,938
China	7,094,010	31,206,501	—	38,300,511
Denmark	—	30,046,353	—	30,046,353
Finland	—	9,483,589	—	9,483,589
France	—	108,893,180	—	108,893,180
Germany	—	123,556,506	—	123,556,506
Gibralter	—	3,547,155	—	3,547,155
Hong Kong	—	41,906,505	—	41,906,505
India	9,755,362	22,528,416	—	32,283,778
Indonesia	—	6,110,818	—	6,110,818
Ireland	9,236,436	—	—	9,236,436
Israel	9,670,164	—	—	9,670,164
Italy	—	48,156,381	—	48,156,381

See Notes to Financial Statements.

28	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments (concluded)	BlackRock International Opportunities Portfolio

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Japan	—	$281,159,613	—	$281,159,613
Luxembourg	—	14,170,884	—	14,170,884
Malaysia	—	18,931,492	—	18,931,492
Mexico	$11,887,418	—	—	11,887,418
Netherlands	—	48,861,890	—	48,861,890
New Zealand	—	6,746,798	—	6,746,798
Norway	—	7,506,697	—	7,506,697
Philippines	5,551,776	—	—	5,551,776
Russia	5,576,389	—	—	5,576,389
Singapore	—	35,430,380	—	35,430,380
South Africa	—	14,133,196	—	14,133,196
South Korea	—	52,459,098	—	52,459,098
Spain	—	34,814,699	—	34,814,699
Sweden	—	27,143,487	—	27,143,487
Switzerland	9,370,480	162,650,585	—	172,021,065
Taiwan	33,918,294	27,209,203	—	61,127,497
Thailand	—	10,740,041	—	10,740,041
United Kingdom	7,967,509	248,440,692	—	256,408,201
United States	27,341,095	—	—	27,341,095
Rights	—	69,151	—	69,151
Warrant	12,942	—	—	12,942
Short-Term Securities	90,500,592	32,364,600	—	122,865,192

Total	$443,258,228	$1,489,992,003	—	$1,933,250,231

	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	—	$8,940,005	—	$8,940,005
Liabilities	—	(13,307,293)	—	(13,307,293)

Total	—	$(4,367,288)	—	$(4,367,288)

[1]	Other financial instruments are foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	29

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Biotechnology — 0.8%
Biogen Idec, Inc. (a)	15,200	$871,872
Genzyme Corp. (a)	10,400	539,032

		1,410,904

Building Products — 0.6%
Asahi Glass Co. Ltd.	96,300	1,086,189

Communications Equipment — 10.3%
Anaren, Inc.(a)	17,100	243,504
Blue Coat Systems, Inc.(a)	34,700	1,077,088
Brocade Communications Systems, Inc.(a)	72,800	415,688
Cisco Systems, Inc.(a)	194,700	5,068,041
F5 Networks, Inc.(a)	24,500	1,506,995
JDS Uniphase Corp.(a)	62,100	778,113
Juniper Networks, Inc.(a)	33,400	1,024,712
Meru Networks, Inc.(a)	5,700	109,269
Motorola, Inc.(a)	154,800	1,086,696
Nokia Oyj - ADR	62,800	975,912
Polycom, Inc.(a)	39,300	1,201,794
QUALCOMM, Inc.	81,800	3,434,782
Research In Motion Ltd.(a)	12,200	902,190
Tellabs, Inc.	83,000	628,310

		18,453,094

Computers & Peripherals — 17.6%
Apple, Inc.(a)	47,400	11,135,682
Compellent Technologies, Inc.(a)	30,500	535,275
Dell, Inc.(a)	61,700	926,117
EMC Corp.(a)	166,700	3,007,268
Fujitsu Ltd.	55,800	366,314
Hewlett-Packard Co.	116,500	6,191,975
International Business Machines Corp.	39,100	5,014,575
NetApp, Inc.(a)(b)	54,600	1,777,776
QLogic Corp.(a)	26,800	544,040
Seagate Technology(a)	31,800	580,668
Teradata Corp.(a)	35,300	1,019,817
Western Digital Corp.(a)	13,600	530,264

		31,629,771

Diversified Telecommunication Services — 2.1%
AT&T, Inc.	47,100	1,217,064
Verizon Communications, Inc.	37,800	1,172,556
Vimpel-Communications - ADR	74,000	1,362,340

		3,751,960

Electronic Equipment, Instruments & Components — 4.8%
Agilent Technologies, Inc.(a)	35,800	1,231,162
Amphenol Corp. - Class A	27,800	1,172,882
Arrow Electronics, Inc.(a)	23,800	717,094
AU Optronics Corp. - ADR	90,156	1,021,468
Corning, Inc.	78,100	1,578,401
Hitachi Ltd.(a)	183,200	681,616
Hollysys Automation Technologies Ltd.(a)	37,700	433,927
Nidec Corp.	6,900	739,831
TTM Technologies, Inc.(a)	47,500	421,800
Vishay Intertechnology, Inc.(a)	56,600	579,018

		8,577,199

Health Care Equipment & Supplies — 4.2%
Alcon, Inc.	8,000	1,292,480
Becton, Dickinson & Co.	11,300	889,649
Covidien Plc	17,300	869,844
Medtronic, Inc.	28,000	1,260,840
St. Jude Medical, Inc.(a)	36,800	1,510,640
Stryker Corp.	30,600	1,750,932

		7,574,385

Household Durables — 0.4%
Panasonic Corp.	47,500	728,224

Internet & Catalog Retail — 1.3%
Amazon.com, Inc.(a)	12,200	1,655,906
priceline.com, Inc.(a)	2,900	739,500

		2,395,406

Internet Software & Services — 7.6%
Art Technology Group, Inc.(a)	84,800	373,968
Baidu, Inc. - ADR(a)	1,100	656,700
eBay, Inc.(a)	94,700	2,552,165
Google, Inc. - Class A(a)	10,100	5,726,801
Open Text Corp.(a)	20,200	958,894
VeriSign, Inc.(a)	43,300	1,126,233
Yahoo!, Inc.(a)	138,300	2,286,099

		13,680,860

IT Services — 4.7%
Accenture Plc - Class A	30,800	1,292,060
Amdocs Ltd.(a)	29,100	876,201
Automatic Data Processing, Inc.	29,400	1,307,418
Cognizant Technology Solutions Corp.(a)	38,500	1,962,730
Computer Sciences Corp.(a)	24,500	1,335,005
Convergys Corp.(a)	68,800	843,488
The Western Union Co.	47,800	810,688

		8,427,590

Life Sciences Tools & Services — 1.0%
Millipore Corp.(a)	9,200	971,520
Thermo Fisher Scientific, Inc.(a)	16,800	864,192

		1,835,712

Office Electronics — 1.0%
Konica Minolta Holdings, Inc.	79,300	927,521
Xerox Corp.	93,600	912,600

		1,840,121

Pharmaceuticals — 1.2%
Bristol-Myers Squibb Co.	33,900	905,130
Novartis AG	23,000	1,244,161

		2,149,291

Semiconductors & Semiconductor Equipment — 19.2%
Advanced Semiconductor Engineering, Inc.	346,300	315,109
Altera Corp.	14,500	352,495
Applied Materials, Inc.	127,500	1,718,700
ARM Holdings Plc	172,400	617,950
ASM Pacific Technology Ltd.	36,600	346,097
Atheros Communications, Inc.(a)	31,900	1,234,849
Avago Technologies Ltd.(a)	23,600	485,216
Broadcom Corp. - Class A	92,400	3,065,832
Hynix Semiconductor, Inc. (a)	40,800	962,866
Intel Corp.	260,800	5,805,408
KLA-Tencor Corp.	27,500	850,300
Lam Research Corp.(a)	30,400	1,134,528
Marvell Technology Group Ltd.(a)	119,400	2,433,372
MaxLinear, Inc. - Class A(a)	24,000	426,000
MEMC Electronic Materials, Inc.(a)	73,100	1,120,623
Micron Technology, Inc.(a)	152,300	1,582,397
Netlogic Microsystems, Inc.(a)	25,400	747,522

See Notes to Financial Statements.

30	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock Science & Technology Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Semiconductors & Semiconductor Equipment (concluded)
Novellus Systems, Inc.(a)	53,900	$1,347,500
NVIDIA Corp.(a)	63,600	1,105,368
PMC-Sierra, Inc.(a)	91,500	816,180
Samsung Electronics Co. Ltd.	1,900	1,373,689
Siliconware Precision Industries Co. - ADR	101,000	607,010
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	90,300	947,247
Teradyne, Inc.(a)	65,200	728,284
Texas Instruments, Inc.	139,900	3,423,353
Xilinx, Inc.	36,600	933,300

		34,481,195

Software — 19.0%
Adobe Systems, Inc.(a)	60,400	2,136,348
ArcSight, Inc.(a)(b)	19,800	557,370
Ariba, Inc.(a)	66,900	859,665
AsiaInfo Holdings, Inc.(a)	50,700	1,342,536
Autodesk, Inc.(a)	22,800	670,776
BMC Software, Inc.(a)	37,700	1,432,600
CA, Inc.	57,200	1,342,484
Check Point Software Technologies(a)	33,800	1,185,028
Citrix Systems, Inc.(a)	38,900	1,846,583
CommVault Systems, Inc.(a)	37,200	794,220
Compuware Corp.(a)	103,700	871,080
Fortinet, Inc.(a)	14,400	253,152
Intuit, Inc.(a)	33,500	1,150,390
McAfee, Inc.(a)	21,200	850,756
Microsoft Corp.	199,400	5,836,438
Oracle Corp.	156,200	4,012,778
Perfect World Co. Ltd. - ADR(a)	11,900	445,655
Progress Software Corp.(a)	36,800	1,156,624
Red Hat, Inc.(a)	41,400	1,211,778
SuccessFactors, Inc.(a)	27,000	514,080
Sybase, Inc.(a)(b)	42,900	1,999,998
Symantec Corp.(a)	83,300	1,409,436
Synopsys, Inc.(a)	27,600	617,412
Taleo Corp. - Class A(a)	18,000	466,380
VMware, Inc. - Class A(a)	22,500	1,199,250

		34,162,817

Wireless Telecommunication Services — 0.8%
American Tower Corp. - Class A(a)	31,000	1,320,910

Total Long-Term Investments (Cost — $139,900,921) — 96.6%		173,505,628

Short-Term Securities	Shares/ Beneficial Interest
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11%(c)(d)	6,289,597	6,289,597
BlackRock Liquidity Series, LLC Money Market Series, 0.22%(c)(d)(e)	3,081,750	3,081,750

Total Short-Term Securities (Cost — $9,371,347) — 5.2%		9,371,347

Total Investments (Cost — $149,272,268*) — 101.8%		182,876,975
Liabilities in Excess of Other Assets — (1.8)%		(3,207,255)

Net Assets — 100.0%		$179,669,720

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$155,291,907

Gross unrealized appreciation	$29,877,576
Gross unrealized depreciation	(2,292,508)

Net unrealized appreciation	$27,585,068

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$1,577,352	$35	$3,396
BlackRock Liquidity Series, LLC Money Market Series	$2,062,150	—	$2,271

(d)	Represents the current yield as of report date.

(e)	Security was purchased with the cash collateral from loaned securities.

•	Foreign currency exchange contracts as of March 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	38,073	CHF	41,000	Citibank, N.A.	4/21/10	$(818)
EUR	285,000	USD	392,048	Citibank, N.A.	4/27/10	(7,101)
GBP	275,000	USD	440,089	Deutsche Bank AG	4/27/10	(22,846)
GBP	90,000	USD	134,811	Deutsche Bank AG	4/27/10	1,742
JPY	56,942,000	USD	635,640	Deutsche Bank AG	4/27/10	(26,478)
JPY	43,646,000	USD	484,155	Deutsche Bank AG	4/27/10	(17,233)
JPY	21,815,000	USD	241,538	UBS AG	4/27/10	(8,162)
JPY	4,663,000	USD	51,765	Citibank, N.A.	4/27/10	(1,881)
USD	1,213,693	CHF	1,273,000	Citibank, N.A.	4/27/10	6,115
USD	399,400	EUR	283,000	Citibank, N.A.	4/27/10	17,154
USD	1,016,493	GBP	627,000	Deutsche Bank AG	4/27/10	65,178
USD	844,596	JPY	76,945,000	Citibank, N.A.	4/27/10	21,444
USD	4,616,773	JPY	420,673,000	Deutsche Bank AG	4/27/10	116,442

	Total					$143,556

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	31

Schedule of Investments (concluded)	BlackRock Science & Technology Opportunities Portfolio

•	Fair Value Measurements—Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments:
Biotechnology	$1,410,904	—	—	$1,410,904
Building Products	1,086,189	—	—	1,086,189
Communications Equipment	18,453,094	—	—	18,453,094
Computers Software & Services	871,080	—	—	871,080
Computers & Peripherals	31,263,457	$366,314	—	31,629,771
Diversified Telecommunication Services	3,751,960	—	—	3,751,960
Electronic Equipment, Instruments & Components	7,155,752	1,421,447	—	8,577,199
Health Care Equipment & Supplies	7,574,385	—	—	7,574,385
Household Durables	—	728,224	—	728,224
Internet & Catalog Retail	2,395,406	—	—	2,395,406
Internet Software & Services	13,680,860	—	—	13,680,860
IT Services	8,427,590	—	—	8,427,590
Life Sciences Tools & Services	1,835,712	—	—	1,835,712
Office Electronics	912,600	927,521	—	1,840,121
Pharmaceuticals	905,130	1,244,161	—	2,149,291

Semiconductors & Semiconductor Equipment	30,865,484	3,615,711	—	34,481,195

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Software	$33,291,737	—	—	$33,291,737
Wireless Telecommunication Services	1,320,910	—	—	1,320,910
Short-Term Securities	6,289,597	$3,081,750	—	9,371,347

Total	$171,491,847	$11,385,128	—	$182,876,975

	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	—	$228,075	—	$228,075
Liabilities	—	(84,519)	—	(84,519)

Total	—	$143,556	—	$143,556

[1]	Other financial instruments are foreign currency exchange contracts which are shown at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

32	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments March 31, 2010 (Unaudited)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.7%
Goodrich Corp.	353,700	$24,942,924
Rockwell Collins, Inc.	402,100	25,167,439

		50,110,363

Air Freight & Logistics — 1.0%
Atlas Air Worldwide Holdings, Inc.(a)	313,000	16,604,650
UTi Worldwide, Inc.	880,200	13,484,664

		30,089,314

Airlines — 0.4%
Continental Airlines, Inc. - Class B(a)	605,600	13,305,032

Auto Components — 1.4%
ArvinMeritor, Inc.(a)(b)	1,030,900	13,762,515
Lear Corp.(a)	184,200	14,616,270
Tenneco, Inc.(a)	493,400	11,668,910

		40,047,695

Beverages — 0.5%
Dr. Pepper Snapple Group, Inc.	397,000	13,962,490

Biotechnology — 1.4%
Cephalon, Inc.(a)	234,600	15,901,188
Human Genome Sciences, Inc.(a)	161,000	4,862,200
OSI Pharmaceuticals, Inc.(a)	276,500	16,465,575
United Therapeutics Corp.(a)	74,100	4,099,953

		41,328,916

Capital Markets — 2.7%
Ameriprise Financial, Inc.	337,300	15,299,928
Greenhill & Co., Inc.(b)	135,600	11,131,404
Invesco Ltd.	636,400	13,943,524
State Street Corp.	179,400	8,098,116
Stifel Financial Corp.(a)	270,800	14,555,500
TD Ameritrade Holding Corp.(a)	889,800	16,959,588

		79,988,060

Chemicals — 4.9%
CF Industries Holdings, Inc.	236,700	21,582,306
Eastman Chemical Co.	283,600	18,059,648
FMC Corp.	310,000	18,767,400
The Lubrizol Corp.	262,700	24,094,844
Olin Corp.	1,089,900	21,383,838
Rockwood Holdings, Inc.(a)	844,300	22,475,266
Valspar Corp.	610,500	17,997,540

		144,360,842

Commercial Banks — 3.1%
Comerica, Inc.	636,900	24,227,676
Fifth Third Bancorp	1,362,500	18,516,375
Iberiabank Corp.	226,700	13,604,267
KeyCorp	790,500	6,126,375
SunTrust Banks, Inc.(b)	662,200	17,740,338
SVB Financial Group(a)(b)	263,800	12,308,908

		92,523,939

Commercial Services & Supplies — 0.6%
The GEO Group, Inc.(a)	926,700	18,367,194

Communications Equipment — 2.2%
F5 Networks, Inc.(a)	367,500	22,604,925
Juniper Networks, Inc.(a)(b)	405,200	12,431,536
Tekelec(a)	977,800	17,756,848
Tellabs, Inc.	1,613,600	12,214,952

		65,008,261

Computers & Peripherals — 0.8%
Lexmark International, Inc. - Class A(a)	384,600	13,876,368
Western Digital Corp.(a)	236,500	9,221,135

		23,097,503

Construction & Engineering — 0.8%
Foster Wheeler AG(a)	829,700	22,518,058

Containers & Packaging — 1.9%
Crown Holdings, Inc.(a)	617,300	16,642,408
Owens-Illinois, Inc.(a)	667,700	23,730,058
Rock-Tenn Co. - Class A	334,400	15,238,608

		55,611,074

Diversified Consumer Services — 0.7%
H&R Block, Inc.(b)	608,900	10,838,420
ITT Educational Services, Inc.(a)(b)	89,600	10,078,208

		20,916,628

Electric Utilities — 3.1%
Allegheny Energy, Inc.	325,200	7,479,600
DPL, Inc.	857,700	23,320,863
Edison International	674,600	23,051,082
Northeast Utilities	552,000	15,257,280
NV Energy, Inc.	1,897,700	23,398,641

		92,507,466

Electrical Equipment — 0.5%
AMETEK, Inc.	391,500	16,231,590

Electronic Equipment, Instruments & Components — 3.2%
Amphenol Corp. - Class A	507,300	21,402,987
Avnet, Inc.(a)	630,200	18,906,000
Ingram Micro, Inc. - Class A(a)	1,015,700	17,825,535
Jabil Circuit, Inc.	932,900	15,103,651
Plexus Corp.(a)	337,900	12,174,537
Vishay Intertechnology, Inc.(a)	1,055,000	10,792,650

		96,205,360

Energy Equipment & Services — 0.9%
Helmerich & Payne, Inc.(b)	146,800	5,590,144
Key Energy Services, Inc.(a)	861,800	8,230,190
Oceaneering International, Inc.(a)	207,300	13,161,477

		26,981,811

Food & Staples Retailing — 1.0%
BJ’s Wholesale Club, Inc.(a)(b)	453,800	16,786,062
SUPERVALU, Inc.	782,800	13,057,104

		29,843,166

Food Products — 3.4%
Bunge Ltd.(b)	212,200	13,077,886
ConAgra Foods, Inc.	554,400	13,898,808
Flowers Foods, Inc.(b)	526,300	13,020,662
The J.M. Smucker Co.	197,300	11,889,298
McCormick & Co., Inc.	377,900	14,496,244
Mead Johnson Nutrition Co.	219,300	11,410,179
Sara Lee Corp.	789,500	10,997,735
Smithfield Foods, Inc.(a)(b)	618,000	12,817,320

		101,608,132

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	33

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Health Care Equipment & Supplies — 3.8%
Beckman Coulter, Inc.	59,400	$3,730,320
C.R. Bard, Inc.	239,900	20,780,138
The Cooper Cos., Inc.	475,600	18,491,328
Edwards Lifesciences Corp.(a)	63,400	6,268,992
Gen-Probe, Inc.(a)	327,844	16,392,200
Hill-Rom Holdings, Inc.	141,500	3,850,215
Hologic, Inc.(a)	319,400	5,921,676
Inverness Medical Innovations, Inc.(a)	166,100	6,469,595
St. Jude Medical, Inc.(a)	183,000	7,512,150
Varian Medical Systems, Inc.(a)	290,600	16,078,898
Zimmer Holdings, Inc.(a)	109,600	6,488,320

		111,983,832

Health Care Providers & Services — 1.6%
AmerisourceBergen Corp.	637,300	18,430,716
CIGNA Corp.	131,200	4,799,296
Community Health Systems, Inc.(a)	210,600	7,777,458
Henry Schein, Inc.(a)	54,800	3,227,720
MEDNAX, Inc.(a)	51,100	2,973,509
Patterson Cos., Inc.	354,600	11,010,330

		48,219,029

Health Care Technology — 0.4%
Allscripts-Misys Healthcare Solutions, Inc.(a)(b)	572,100	11,190,276

Hotels, Restaurants & Leisure — 1.0%
Darden Restaurants, Inc.	334,300	14,889,722
Las Vegas Sands Corp.(a)(b)	754,900	15,966,135

		30,855,857

Household Durables — 3.1%
Fortune Brands, Inc.	538,900	26,142,039
Jarden Corp.(b)	624,000	20,772,960
Stanley Black & Decker, Inc.	258,040	14,814,077
Toll Brothers, Inc.(a)	482,900	10,044,320
Whirlpool Corp.(b)	225,800	19,701,050

		91,474,446

Household Products — 0.9%
Church & Dwight Co., Inc.	243,400	16,295,630
Energizer Holdings, Inc.(a)(b)	172,300	10,813,548

		27,109,178

Industrial Conglomerates — 0.7%
Textron, Inc.(b)	1,034,900	21,970,927

Insurance — 5.3%
ACE Ltd.	275,900	14,429,569
The Allstate Corp.	604,900	19,544,319
AON Corp.	439,800	18,783,858
Arch Capital Group Ltd.(a)	124,400	9,485,500
Conseco, Inc.(a)	2,382,200	14,817,284
The Hanover Insurance Group, Inc.	261,600	11,408,376
Lincoln National Corp.	444,000	13,630,800
PartnerRe Ltd.	133,000	10,602,760
Primerica, Inc.(a)	178,900	2,683,500
Principal Financial Group, Inc.	53,000	1,548,130
RenaissanceRe Holdings Ltd.	109,219	6,199,271
Symetra Financial Corp.(a)	400,400	5,277,272
Transatlantic Holdings, Inc.	289,100	15,264,480
XL Capital Ltd. - Class A	666,200	12,591,180

		156,266,299

Internet & Catalog Retail — 0.4%
priceline.com, Inc.(a)(b)	44,600	11,373,000

Internet Software & Services — 0.6%
Monster Worldwide, Inc.(a)(b)	762,300	12,661,803
QuinStreet, Inc.(a)	256,800	4,368,168

		17,029,971

IT Services — 1.6%
Convergys Corp.(a)	923,900	11,327,014
Fidelity National Information Services, Inc.	482,700	11,314,488
Global Payments, Inc.	406,300	18,506,965
SAIC, Inc.(a)	402,422	7,122,869

		48,271,336

Life Sciences Tools & Services — 1.2%
Millipore Corp.(a)	108,000	11,404,800
PerkinElmer, Inc.	415,300	9,925,670
Thermo Fisher Scientific, Inc.(a)	203,500	10,468,040
Waters Corp.(a)	70,900	4,788,586

		36,587,096

Machinery — 1.8%
Joy Global, Inc.	511,900	28,973,540
Snap-On, Inc.	572,000	24,790,480

		53,764,020

Media — 2.0%
DreamWorks Animation SKG, Inc. - Class A(a)	348,200	13,715,598
The Interpublic Group of Cos., Inc.(a)	1,724,500	14,347,840
Liberty Global, Inc. - Class A(a)(b)	536,500	15,644,340
Scripps Networks Interactive Inc. - Class A	348,500	15,455,975

		59,163,753

Metals & Mining — 1.8%
Reliance Steel & Aluminum Co.	388,500	19,125,855
Royal Gold, Inc.(b)	467,800	21,617,038
Titanium Metals Corp.(a)	694,500	11,521,755

		52,264,648

Multiline Retail — 1.8%
Dollar Tree, Inc.(a)	82,900	4,909,338
Macy’s, Inc.(b)	924,700	20,130,719
Nordstrom, Inc.(b)	263,200	10,751,720
Saks, Inc.(a)(b)	2,128,900	18,308,540

		54,100,317

Multi-Utilities — 2.3%
Alliant Energy Corp.(b)	553,100	18,396,106
CMS Energy Corp.	1,183,200	18,292,272
SCANA Corp.	504,700	18,971,673
Wisconsin Energy Corp.	264,300	13,059,063

		68,719,114

Office Electronics — 0.5%
Xerox Corp.	1,659,700	16,182,075

Oil & Gas — 1.0%
Boardwalk Pipeline Partners, L.P.	707,500	21,055,200
Plains All American Pipeline, L.P.	152,400	8,671,560
Targa Resources Partners, L.P.	22,000	583,220

		30,309,980

Oil, Gas & Consumable Fuels — 2.2%
Alpha Natural Resources, Inc.(a)	193,900	9,673,671
Arch Coal, Inc.	535,700	12,240,745
Concho Resources, Inc.(a)(b)	259,000	13,043,240
Denbury Resources, Inc.(a)	669,700	11,297,839
Forest Oil Corp.(a)	298,600	7,709,852

See Notes to Financial Statements.

34	BLACKROCK FUNDS	MARCH 31, 2010

Schedule of Investments (continued)	BlackRock U.S. Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (concluded)
Newfield Exploration Co.(a)	234,800	$12,221,340

		66,186,687

Paper & Forest Products — 1.3%
International Paper Co.	762,800	18,772,508
Louisiana-Pacific Corp.(a)	2,341,300	21,188,765

		39,961,273

Pharmaceuticals — 1.1%
Mylan, Inc.(a)(b)	880,000	19,984,800
Watson Pharmaceuticals, Inc.(a)	286,752	11,977,631

		31,962,431

Professional Services — 1.3%
Manpower, Inc.	212,800	12,155,136
Robert Half International, Inc.(b)	395,885	12,046,781
Towers Watson & Co. - Class A	290,435	13,795,662

		37,997,579

Real Estate Investment Trusts (REITs) — 3.6%
Federal Realty Investment Trust(b)	128,600	9,363,366
Health Care REIT, Inc.(b)	251,000	11,352,730
Hospitality Properties Trust	817,700	19,583,915
Mack-Cali Realty Corp.	415,100	14,632,275
Rayonier, Inc.	422,200	19,180,546
SL Green Realty Corp.(b)	179,800	10,297,146
Taubman Centers, Inc.(b)	223,400	8,918,128
Washington Real Estate Investment Trust(b)	408,100	12,467,455

		105,795,561

Real Estate Management & Development — 0.5%
CB Richard Ellis Group, Inc. - Class A(a)	853,700	13,531,145

Road & Rail — 0.6%
Ryder System, Inc.	464,700	18,011,772

Semiconductors & Semiconductor Equipment — 4.1%
Avago Technologies Ltd.(a)	438,800	9,021,728
International Rectifier Corp.(a)	745,600	17,074,240
Intersil Corp. - Class A	80,000	1,179,200
Lam Research Corp.(a)	296,500	11,065,380
Marvell Technology Group Ltd.(a)	688,400	14,029,592
Netlogic Microsystems, Inc.(a)(b)	424,400	12,490,092
Novellus Systems, Inc.(a)	652,800	16,320,000
NVIDIA Corp.(a)	895,900	15,570,742
PMC-Sierra, Inc.(a)	1,491,200	13,301,504
Teradyne, Inc.(a)(b)	1,130,400	12,626,568

		122,679,046

Software — 4.8%
Advent Software, Inc.(a)(b)	212,200	9,495,950
Ariba, Inc.(a)	909,100	11,681,935
Autodesk, Inc.(a)	503,100	14,801,202
BMC Software, Inc.(a)	317,700	12,072,600
Citrix Systems, Inc.(a)	419,500	19,913,665
Red Hat, Inc.(a)	465,900	13,636,893
Rovi Corp.(a)(b)	358,300	13,303,679
Solera Holdings, Inc.	307,300	11,877,145
Sybase, Inc.(a)(b)	497,700	23,202,774
TIBCO Software, Inc.(a)	1,167,600	12,598,404

		142,584,247

Specialty Retail — 4.6%
American Eagle Outfitters, Inc.	515,800	9,552,616
Chico’s FAS, Inc.	949,800	13,696,116
Dick’s Sporting Goods, Inc.(a)(b)	754,900	19,710,439
Guess?, Inc.	424,400	19,938,312
hhgregg, Inc.(a)(b)	459,300	11,592,732
O’Reilly Automotive, Inc.(a)	375,300	15,653,763
Penske Auto Group, Inc.(a)	632,500	9,120,650
Ross Stores, Inc.	311,000	16,629,170
Rue21, Inc.(a)(b)	145,600	5,047,952
Urban Outfitters, Inc.(a)	442,900	16,843,487

		137,785,237

Textiles, Apparel & Luxury Goods — 1.4%
VF Corp.	309,700	24,822,455
The Warnaco Group, Inc.(a)	321,800	15,353,078

		40,175,533

Thrifts & Mortgage Finance — 1.1%
First Niagara Financial Group, Inc.	620,500	8,823,510
Hudson City Bancorp, Inc.(b)	806,600	11,421,456
People’s United Financial, Inc.	746,200	11,670,568

		31,915,534

Tobacco — 0.4%
Lorillard, Inc.	152,500	11,474,100

Wireless Telecommunication Services — 2.0%
American Tower Corp. - Class A(a)	457,500	19,494,075
NII Holdings, Inc. (a)	284,500	11,852,270
NTELOS Holdings Corp.	438,900	7,808,031
SBA Communications Corp. - Class A(a)(b)	537,800	19,398,446

		58,552,822

Total Long-Term Investments (Cost — $2,407,321,939) — 97.0%		2,880,061,015

Short-Term Securities	Shares/ Beneficial Interest
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.11%(c)(d)	90,058,351	90,058,351
BlackRock Liquidity Series, LLC Money Market Series, 0.22%(c)(d)(e)	375,750,640	375,750,640

Total Short-Term Securities (Cost — $465,808,991) — 15.7%		465,808,991

Total Investments Before Options Written (Cost — $2,873,130,930*) — 112.7%		3,345,870,006

Options Written	Contracts
Exchange-Traded Put Options Written
Continental Resources, Inc., Strike Price $37.50, Expires 4/17/10	(2,200)	(16,806)
Lubrizol Corp., Strike Price $85, Expires 4/17/10	(1,170)	(58,500)

Total Options Written (Premiums received — $257,887) — (0.0)%		(75,306)

Total Investments Net of Outstanding Options Written — 112.7%		3,345,794,700
Liabilities in Excess of Other Assets — (12.7)%		(377,729,196)

Net Assets — 100.0%		$2,968,065,504

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	35

Schedule of Investments (concluded)	BlackRock International Opportunities Portfolio
(Percentages shown are based on Net Assets)

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,899,495,513

Gross unrealized appreciation	$462,950,833
Gross unrealized depreciation	(16,576,340)

Net unrealized appreciation	$446,374,493

(a)	Non-income producing security.
(b)	Security, or a portion of security, is on loan.
(c)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$11,346,744	$1,342	$70,574
BlackRock Liquidity Series, LLC Money Market Series	$75,576,094	—	$192,091

(d)	Represents the current yield as of report date.
(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Fair Value Measurements - Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments[1]	$2,880,061,015	—	—	$2,880,061,015
Short-Term Securities	90,058,351	$375,750,640	—	465,808,991

Total	$2,970,119,366	$375,750,640	—	$3,345,870,006

[1]	See above Schedule of Investments for values in each industry.

	Other Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Liabilities	—	$(75,306)	—	$(75,306)

Total	—	$(75,306)	—	$(75,306)

[2]	Other financial instruments are options which are shown at value.

See Notes to Financial Statements.

36	BLACKROCK FUNDS	MARCH 31, 2010

Statements of Assets and Liabilities

		BlackRock		BlackRock
	BlackRock	Health	BlackRock	Science	BlackRock
	Global	Sciences	International	& Technology	U.S.
	Opportunities	Opportunities	Opportunities	Opportunities	Opportunities
March 31, 2010 (Unaudited)	Portfolio	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments at value - unaffiliated[1,2]	$96,731,032	$1,218,513,878	$1,810,385,039	$173,505,628	$2,880,061,015
Investments at value - affiliated[3]	2,010,200	162,162,549	122,865,192	9,371,347	465,808,991
Cash held as collateral for options written contracts	349,650	—	—	—	19,104,750
Investments sold receivable	1,653,279	20,188,114	33,496,646	—	44,042,819
Foreign currency at value[4]	939,281	3,672,078	10,102,903	29,543	—
Unrealized appreciation on foreign currency exchange contracts	391,018	5,039,314	8,940,005	228,075	—
Dividends and reclaims receivable	222,377	2,695,066	5,209,178	81,660	1,849,819
Capital shares sold receivable	192,342	7,418,844	8,548,160	512,764	10,823,730
Dividends receivable - affiliated	584	5,541	10,736	618	17,105
Receivable from advisor	—	—	—	1,016	107,577
Securities lending income receivable - affiliated	—	16,455	6,704	709	63,005
Prepaid expenses	45,386	123,090	159,910	63,170	177,286

Total assets	102,535,149	1,419,834,929	1,999,724,473	183,794,530	3,422,056,097

Liabilities
Options written at value[5]	12,375	—	—	—	75,306
Collateral at value - securities loaned	—	96,916,350	32,364,600	3,081,750	375,750,640
Investments purchased payable	1,172,924	39,716,071	48,483,883	85,500	68,586,397
Unrealized depreciation on foreign currency exchange contracts	657,105	1,396,397	13,307,293	84,519	—
Other affiliates payable	79,685	547,468	789,837	155,690	922,010
Capital shares redeemed payable	3,935,872	2,778,396	4,748,615	466,302	5,628,812
Investment advisory fees payable	86,492	784,131	1,652,299	133,714	2,341,852
Service and distribution fees payable	31,994	439,139	391,927	52,491	551,653
Officer’s and Trustees’ fees payable	7,328	12,335	13,630	7,561	14,655
Foreign taxes payable	2,076	116,768	313,752	—	4,096
Other accrued expenses payable	19,223	92,338	140,419	57,283	115,172

Total liabilities	6,005,074	142,799,393	102,206,255	4,124,810	453,990,593

Net Assets	$96,530,075	$1,277,035,536	$1,897,518,218	$179,669,720	$2,968,065,504

Net Assets Consist of
Paid-in capital	$111,311,859	$1,065,820,492	$1,940,317,452	$234,868,931	$2,599,413,069
Undistributed (accumulated) net investment income (loss)	(523,420)	973,874	(8,493,852)	(1,231,650)	(4,532,266)
Accumulated net realized gain (loss)	(24,122,723)	720,029	(220,350,064)	(87,717,730)	(99,736,956)
Net unrealized appreciation/depreciation	9,864,359	209,521,141	186,044,682	33,750,169	472,921,657

Net Assets	$96,530,075	$1,277,035,536	$1,897,518,218	$179,669,720	$2,968,065,504

[1] Investments at cost - unaffiliated	$86,622,278	$1,012,723,125	$1,619,930,194	$139,900,921	$2,407,321,939
[2] Securities loaned	—	$92,671,557	$30,859,750	$2,993,724	$363,213,492
[3] Investments at cost - affiliated	$2,010,200	$162,162,549	$122,865,192	$9,371,347	$465,808,991
[4] Foreign currency at cost	$919,694	$3,617,579	$10,087,897	$28,534	—
[5] Premiums received	$16,020	—	—	—	$257,887

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	37

Statements of Assets and Liabilities (concluded)

March 31, 2010 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Net Asset Value
Institutional
Net assets	$19,948,246	$235,614,859	$773,192,742	$33,031,181	$1,277,321,000

Shares outstanding[1]	1,892,600	7,832,317	24,234,512	3,772,902	35,655,820

Net asset value	$10.54	$30.08	$31.90	$8.75	$35.82

Service
Net assets	—	$12,529,385	$85,010,643	$490,822	$229,694,955

Shares outstanding[1]	—	426,128	2,759,915	57,857	6,675,563

Net asset value	—	$29.40	$30.80	$8.48	$34.41

Investor A
Net assets	$51,969,082	$666,699,778	$778,225,589	$111,113,678	$1,128,432,020

Shares outstanding[1]	4,953,606	22,713,877	25,475,185	13,247,193	33,142,203

Net asset value	$10.49	$29.35	$30.55	$8.39	$34.05

Investor B
Net assets	$4,201,685	$57,414,530	$30,441,474	$5,412,586	$22,100,293

Shares outstanding[1]	404,001	2,080,672	1,069,063	698,489	708,451

Net asset value	$10.40	$27.59	$28.47	$7.75	$31.20

Investor C
Net assets	$20,411,062	$304,776,984	$230,647,770	$27,218,599	$310,517,236

Shares outstanding[1]	1,969,315	11,053,426	8,149,257	3,515,266	9,958,120

Net asset value	$10.36	$27.57	$28.30	$7.74	$31.18

Class R
Net assets	—	—	—	$2,402,854	—

Shares outstanding[1]	—	—	—	277,871	—

Net asset value	—	—	—	$8.65	—

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

38	BLACKROCK FUNDS	MARCH 31, 2010

Statements of Operations

Six Months Ended March 31, 2010 (Unaudited)	BlackRock Global Opportunities Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock International Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio	BlackRock U.S. Opportunities Portfolio
Investment Income
Dividends and reclaims	$759,054	$8,404,784	$14,933,631	$591,012	$12,145,188
Foreign taxes withheld	(40,415)	(489,762)	(1,245,968)	(11,241)	(2,350)
Dividends - affiliated	2,104	25,042	41,655	3,396	70,574
Securities lending - affiliated	—	54,996	28,821	2,271	192,091

Total income	720,743	7,995,060	13,758,139	585,438	12,405,503

Expenses
Investment advisory	411,241	4,045,465	8,612,276	711,461	13,560,293
Service and distribution - class specific	175,677	2,340,058	2,159,411	277,778	2,908,499
Transfer agent - class specific	58,501	832,047	1,466,998	358,539	1,890,935
Custodian	34,320	49,417	262,549	16,445	67,358
Administration	34,270	372,833	558,966	59,288	775,664
Professional	31,729	29,748	37,484	33,380	37,428
Registration	13,730	33,792	48,247	23,305	53,748
Administration - class specific	11,400	132,695	197,762	19,727	259,310
Printing	10,633	97,155	167,861	36,338	214,532
Officer and Trustees	7,440	17,145	23,774	8,076	30,467
Miscellaneous	14,763	25,918	49,961	9,844	24,824
Recoupment of past waived fees	557	—	—	—	—
Recoupment of past waived fees - class specific	11,014	—	122,420	426	34,773

Total expenses	815,275	7,976,273	13,707,709	1,554,607	19,857,831
Less fees waived by advisor	(1,211)	(13,822)	(22,959)	(1,926)	(1,638,954)
Less administration fees waived - class specific	(122)	—	—	(13,304)	(102,823)
Less transfer agent fees waived - class specific	—	—	—	(4,832)	(8,787)
Less transfer agent fees reimbursed - class specific	—	—	—	(30,568)	(576,950)
Less fees paid indirectly	(84)	(919)	(978)	(205)	(1,639)

Total expenses after fees waived, reimbursed and paid indirectly	813,858	7,961,532	13,683,772	1,503,772	17,528,678

Net investment income (loss)	(93,115)	33,528	74,367	(918,334)	(5,123,175)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,915,689 (1)	75,790,644	105,573,175	3,340,706	188,490,714
Litigation proceeds	—	—	—	764,219	12,770
Redemption-in-kind transactions	—	—	(4,919,723)	—	—
Options written	2,977	1,513,127	—	—	—
Foreign currency transactions	316,997	(1,630,396)	5,613,617	(98,088)	—

	4,235,663	75,673,375	106,267,069	4,006,837	188,503,484

Net change in unrealized appreciation/depreciation on:
Investments	1,134,505	61,967,816	(47,050,997)	14,870,355	99,866,997
Options written	3,645	—	—	—	182,581
Foreign currency transactions	(545,593)	5,334,681	(9,737,738)	309,802	—

	592,557	67,302,497	(56,788,735)	15,180,157	100,049,578

Total realized and unrealized gain	4,828,220	142,975,872	49,478,334	19,186,994	288,553,062

Net Increase in Net Assets Resulting from Operations	$4,735,105	$143,009,400	$49,552,701	$18,268,660	$283,429,887

(1)	Net of $(1,121) foreign capital gain tax.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	39

Statements of Changes in Net Assets

	BlackRock Global Opportunities Portfolio		BlackRock Health Sciences Opportunities Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
Operations
Net investment income (loss)	$(93,115)	$225,762	$33,528	$(1,482,653)
Net realized gain (loss)	4,235,663	(26,417,928)	75,673,375	(69,076,504)
Net change in unrealized appreciation/depreciation	592,557	20,795,046	67,302,497	51,484,463

Net increase (decrease) in net assets resulting from operations	4,735,105	(5,397,120)	143,009,400	(19,074,694)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(257,068)	(13,294)	—	—
Service	—	—	—	—
Investor A	(594,521)	—	—	—
Investor B	(11,168)	—	—	—
Investor C	(87,254)	—	—	—
Net realized gain:
Institutional	—	—	—	(14,779,840)
Service	—	—	—	(476,833)
Investor A	—	—	—	(41,129,678)
Investor B	—	—	—	(5,993,765)
Investor C	—	—	—	(22,988,455)

Decrease in net assets resulting from dividends and distributions to shareholders	(950,011)	(13,294)	—	(85,368,571)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	9,964,646	(9,707,472)	162,829,050	(66,392,638)

Redemption Fees
Redemption fees	1,602	3,529	31,177	77,958

Net Assets
Total increase (decrease) in net assets	13,751,342	(15,114,357)	305,869,627	(170,757,945)
Beginning of period	82,778,733	97,893,090	971,165,909	1,141,923,854

End of period	$96,530,075	$82,778,733	$1,277,035,536	$971,165,909

Undistributed (accumulated) net investment income (loss)	$(523,420)	$519,706	$973,874	$940,346

See Notes to Financial Statements.

40	BLACKROCK FUNDS	MARCH 31, 2010

BlackRock International Opportunities Portfolio		BlackRock Science & Technology Opportunities Portfolio		BlackRock U.S. Opportunities Portfolio
Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
$74,367	$11,632,867	$(918,334)	$(891,402)	$(5,123,175)	$(576,660)
106,267,069	(332,414,119)	4,006,837	(28,573,401)	188,503,484	(216,934,258)
(56,788,735)	422,245,971	15,180,157	36,881,864	100,049,578	446,610,193
49,552,701	101,464,719	18,268,660	7,417,061	283,429,887	229,099,275
(11,054,479)	(1,523,480)	—	—	(2,096,515)	(60,616)
(1,038,975)	—	—	—	—	—
(8,909,477)	(153,036)	—	—	—	—
(112,041)	—	—	—	—	—
(1,385,216)	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
(22,500,188)	(1,676,516)	—	—	(2,096,515)	(60,616)
289,264,096	246,733,614	19,438,577	(15,961,598)	489,263,773	897,895,586
64,596	121,554	5,755	11,427	91,233	318,611
316,381,205	346,643,371	37,712,992	(8,533,110)	770,688,378	1,127,252,856
1,581,137,013	1,234,493,642	141,956,728	150,489,838	2,197,377,126	1,070,124,270
$1,897,518,218	$1,581,137,013	$179,669,720	$141,956,728	$2,968,065,504	$2,197,377,126
$(8,493,852)	$13,931,969	$(1,231,650)	$(313,316)	$(4,532,266)	$2,687,424

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	41

Financial Highlights	BlackRock Global Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,			Period January 31, 2006[1] to September 30, 2006
		2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.13	$9.96	$13.31	$10.10	$10.00
Net investment income[2]	0.01	0.06	0.09	0.09	0.08
Net realized and unrealized gain (loss)	0.55	0.12	(2.77)	3.21	0.01
Net increase (decrease) from investment operations	0.56	0.18	(2.68)	3.30	0.09
Dividends and distributions from:
Net investment income	(0.15)	(0.01)	(0.17)	(0.09)	—
Net realized gain	—	—	(0.50)	—	—
Total dividends and distributions	(0.15)	(0.01)	(0.67)	(0.09)	—
Redemption fees added to paid-in capital	0.00[3]	0.00[3]	0.00[3]	0.00[3]	0.01
Net asset value, end of period	$10.54	$10.13	$9.96	$13.31	$10.10
Total Investment Return[4]
Based on net asset value	5.52%[5,6]	1.78%[5]	(21.16)%[5]	32.81%[5]	1.00%[6,7]
Ratios to Average Net Assets
Total expenses	1.36%[8]	1.50%	1.33%	1.32%	2.25%[8]

Total expenses excluding recoupment of past waived fees	1.36%[8]	1.49%	1.33%	1.32%	2.25%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.36%[8]	1.36%	1.32%	1.29%	1.35%[8]

Net investment income	0.21%[8]	0.70%	0.77%	0.78%	1.13%[8]

Supplemental Data
Net assets, end of period (000)	$19,948	$16,971	$36,625	$35,679	$9,099

Portfolio turnover	71%	190%	181%	107%	110%

	Investor A					Investor B
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,			Period January 31, 2006[1] to September 30, 2006	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,			Period January 31, 2006[1] to September 30, 2006
		2009	2008	2007			2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$10.08	$9.92	$13.27	$10.08	$10.00	$9.93	$9.83	$13.16	$10.03	$10.00

Net investment income (loss)[2]	(0.00)[3]	0.04	0.06	0.04	0.05	(0.04)	(0.02)	(0.04)	(0.04)	0.00 [3]
Net realized and unrealized gain (loss)	0.53	0.12	(2.77)	3.22	0.02	0.54	0.12	(2.76)	3.22	0.02

Net increase (decrease) from investment operations	0.53	0.16	(2.71)	3.26	0.07	0.50	0.10	(2.80)	3.18	0.02

Dividends and distributions from:
Net investment income	(0.12)	—	(0.14)	(0.07)	—	(0.03)	—	(0.03)	(0.05)	—
Net realized gain	—	—	(0.50)	—	—	—	—	(0.50)	—	—

Total dividends and distributions	(0.12)	—	(0.64)	(0.07)	—	(0.03)	—	(0.53)	(0.05)	—
Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$10.49	$10.08	$9.92	$13.27	$10.08	$10.40	$9.93	$9.83	$13.16	$10.03

Total Investment Return[4]
Based on net asset value	5.32%[5,6]	1.61%[5]	(21.44)%[5]	32.51%[5]	0.80%[6,7]	5.00%[5,6]	1.02%[5]	(22.13)%[5]	31.79%[5]	0.30%[6,7]

Ratios to Average Net Assets
Total expenses	1.65%[8]	1.81%	1.60%	1.68%	2.84%[8]	2.42%[8]	2.65%	2.37%	3.06%	4.95%[8]

Total expenses excluding recoupment of past waived fees	1.61%[8]	1.80%	1.60%	1.68%	2.84%[8]	2.42%[8]	2.63%	2.37%	3.06%	4.95%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.65%[8]	1.66%	1.60%	1.56%	1.65%[8]	2.41%[8]	2.42%	2.36%	2.33%	2.40%[8]

Net investment income (loss)	(0.07)%[8]	0.49%	0.49%	0.36%	0.70%[8]	(0.85)%[8]	(0.25)%	(0.30)%	(0.39)%	(0.05)%[8]

Supplemental Data
Net assets, end of period (000)	$51,969	$45,110	$37,529	$40,467	$23,097	$4,202	$4,351	$5,665	$7,673	$4,907

Portfolio turnover	71%	190%	181%	107%	110%	71%	190%	181%	107%	110%

See Notes to Financial Statements.

42	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Global Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,			Period January 31, 2006[1] to September 30, 2006
		2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.91	$9.82	$13.16	$10.03	$10.00

Net investment income (loss)[2]	(0.04)	(0.02)	(0.03)	(0.05)	0.00 [3]
Net realized and unrealized gain (loss)	0.54	0.11	(2.77)	3.23	0.02

Net increase (decrease) from investment operations	0.50	0.09	(2.80)	3.18	0.02

Dividends and distributions from:
Net investment income	(0.05)	—	(0.04)	(0.05)	—
Net realized gain	—	—	(0.50)	—	—

Total dividends and distributions	(0.05)	—	(0.54)	(0.05)	—

Redemption fees added to paid-in capital	0.00 [3]	0.00 [3]	0.00 [3]	0.00 [3]	0.01

Net asset value, end of period	$10.36	$9.91	$9.82	$13.16	$10.03

Total Investment Return[4]
Based on net asset value	5.04%[5,6]	0.92%[5]	(22.14)%[5]	31.76%[5]	0.30%[6,7]

Ratios to Average Net Assets
Total expenses	2.42%[8]	2.62%	2.38%	2.42%	3.38%[8]

Total expenses excluding recoupment of past waived fees	2.41%[8]	2.62%	2.38%	2.42%	3.38%[8]

Total expenses after fees waived, reimbursed and paid indirectly	2.41%[8]	2.42%	2.37%	2.35%	2.40%[8]

Net investment loss	(0.82)%[8]	(0.26)%	(0.26)%	(0.40)%	(0.01)%[8]

Supplemental Data
Net assets, end of period (000)	$20,411	$16,348	$18,074	$18,217	$10,012

Portfolio turnover	71%	190%	181%	107%	110%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.10%.

8	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	43

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Institutional
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Year Ended February 28,
		2009	2008	2007	2006		2005
Per Share Operating Performance
Net asset value, beginning of period	$26.29	$28.77	$30.41	$26.18	$24.45	$20.50	$21.15

Net investment income (loss)	0.07 [1]	0.08 [1]	0.08 [1]	0.06 [1]	0.04 [1]	(0.06)[1]	(0.15)
Net realized and unrealized gain (loss)	3.72	(0.14)	(0.49)	4.52	2.30	4.02	0.57

Net increase (decrease) from investment operations	3.79	(0.06)	(0.41)	4.58	2.34	3.96	0.42

Distributions from net realized gain	—	(2.42)	(1.23)	(0.35)	(0.62)	(0.01)	(1.07)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$30.08	$26.29	$28.77	$30.41	$26.18	$24.45	$20.50

Total Investment Return[3]
Based on net asset value	14.42%[4,5]	1.91%[4]	(1.64)%[4]	17.68%[4]	9.77%[6]	19.32%[4,5]	1.84%

Ratios to Average Net Assets
Total expenses	0.99%[7]	1.03%	1.00%	1.02%	1.01%	1.37%[7]	1.37%

Total expenses after fees waived, reimbursed and paid indirectly	0.99%[7]	1.03%	1.00%	1.02%	1.01%	1.25%[7]	1.25%

Net investment income (loss)	0.50%[7]	0.36%	0.28%	0.21%	0.17%	(0.47)%[7]	(0.59)%

Supplemental Data
Net assets, end of period (000)	$235,615	$171,607	$185,933	$172,902	$112,563	$31,229	$4,262

Portfolio turnover	82%	153%	91%	98%	157%	77%	173%

	Service
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period January 28, 2005[8] to February 28, 2005
		2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$25.74	$28.20	$29.85	$25.78	$24.15	$20.24	$20.30

Net investment income (loss)	0.03 [1]	0.01 [1]	(0.02)[1]	(0.02)[1]	(0.03)[1]	(0.12)[1]	(0.01)
Net realized and unrealized gain (loss)	3.63	(0.14)	(0.49)	4.44	2.27	4.04	(0.05)

Net increase (decrease) from investment operations	3.66	(0.13)	(0.51)	4.42	2.24	3.92	(0.06)

Distributions from net realized gain	—	(2.33)	(1.14)	(0.35)	(0.62)	(0.01)	—

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$29.40	$25.74	$28.20	$29.85	$25.78	$24.15	$20.24

Total Investment Return[3]
Based on net asset value	14.22%[4,5]	1.59%[4]	(1.98)%[4]	17.33%[4]	9.47%[6]	19.37%[4,5]	(0.30)%[5]

Ratios to Average Net Assets
Total expenses	1.30%[7]	1.37%	1.35%	1.32%	1.34%	1.64%[7]	0.82%[7]

Total expenses excluding recoupment of past waived fees	1.30%[7]	1.35%	1.35%	1.32%	1.34%	1.64%[7]	0.82%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.29%[7]	1.36%	1.35%	1.30%	1.34%	1.55%[7]	0.82%[7]

Net investment income (loss)	0.21%[7]	0.03%	(0.06)%	(0.08)%	(0.12)%	(0.90)%[7]	(0.70)%[7]

Supplemental Data
Net assets, end of period (000)	$12,529	$8,110	$5,764	$7,806	$4,347	$66	$— [9]

Portfolio turnover	82%	153%	91%	98%	157%	77%	173%

See Notes to Financial Statements.

44	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor A
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Year Ended February 28,
		2009	2008	2007	2006		2005
Per Share Operating Performance
Net asset value, beginning of period	$25.69	$28.14	$29.77	$25.72	$24.11	$20.24	$20.96

Net investment income (loss)	0.03 [1]	0.01 [1]	(0.02)[1]	(0.03)[1]	(0.05)[1]	(0.09)[1]	(0.17)
Net realized and unrealized gain (loss)	3.63	(0.15)	(0.49)	4.43	2.27	3.97	0.52

Net increase (decrease) from investment operations	3.66	(0.14)	(0.51)	4.40	2.22	3.88	0.35

Distributions from net realized gain	—	(2.31)	(1.12)	(0.35)	(0.62)	(0.01)	(1.07)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$29.35	$25.69	$28.14	$29.77	$25.72	$24.11	$20.24

Total Investment Return[3]
Based on net asset value	14.25%[4,5]	1.57%[4]	(1.97)%[4]	17.29%[4]	9.40%[6]	19.17%[4,5]	1.52%

Ratios to Average Net Assets
Total expenses	1.30%[7]	1.37%	1.35%	1.35%	1.45%	1.69%[7]	1.73%

Total expenses excluding recoupment of past waived fees	1.30%[7]	1.37%	1.35%	1.35%	1.45%	1.69%[7]	1.73%

Total expenses after fees waived, reimbursed and paid indirectly	1.29%[7]	1.37%	1.35%	1.35%	1.34%	1.55%[7]	1.58%

Net investment income (loss)	0.19%[7]	0.02%	(0.06)%	(0.13)%	(0.19)%	(0.68)%[7]	(0.90)%

Supplemental Data
Net assets, end of period (000)	$666,700	$478,273	$564,943	$697,451	$434,360	$186,545	$76,550

Portfolio turnover	82%	153%	91%	98%	157%	77%	173%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

7	Annualized.

8	Commencement of operations.

9	Net assets end of period are less than $500.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	45

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor B
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Year Ended February 28,
		2009	2008	2007	2006		2005
Per Share Operating Performance
Net asset value, beginning of period	$24.25	$26.73	$28.28	$24.65	$23.31	$19.65	$20.52

Net investment loss	(0.09)[1]	(0.17)[1]	(0.23)[1]	(0.25)[1]	(0.24)[1]	(0.17)[1]	(0.28)
Net realized and unrealized gain (loss)	3.43	(0.16)	(0.49)	4.23	2.19	3.84	0.48

Net increase (decrease) from investment operations	3.34	(0.33)	(0.72)	3.98	1.95	3.67	0.20

Distributions from net realized gain	—	(2.15)	(0.83)	(0.35)	(0.62)	(0.01)	(1.07)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$27.59	$24.25	$26.73	$28.28	$24.65	$23.31	$19.65

Total Investment Return[3]
Based on net asset value	13.77%[4,5]	0.73%[4]	(2.78)%[4]	16.33%[4]	8.54%[6]	18.68%[4,5]	0.80%

Ratios to Average Net Assets
Total expenses	2.12%[7]	2.20%	2.14%	2.22%	2.16%	2.33%[7]	2.39%

Total expenses excluding recoupment of past waived fees	2.12%[7]	2.17%	2.14%	2.22%	2.16%	2.33%[7]	2.39%

Total expenses after fees waived, reimbursed and paid indirectly	2.12%[7]	2.20%	2.14%	2.19%	2.16%	2.25%[7]	2.25%

Net investment loss	(0.70)%[7]	(0.80)%	(0.85)%	(0.96)%	(1.02)%	(1.35)%[7]	(1.58)%

Supplemental Data
Net assets, end of period (000)	$57,414	$57,835	$80,269	$95,231	$78,902	$45,073	$29,495

Portfolio turnover	82%	153%	91%	98%	157%	77%	173%

See Notes Financial Statements.

46	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Health Sciences Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Year Ended February 28,
		2009	2008	2007	2006		2005
Per Share Operating Performance
Net asset value, beginning of period	$24.22	$26.70	$28.27	$24.62	$23.26	$19.61	$20.47

Net investment loss	(0.07)[1]	(0.15)[1]	(0.21)[1]	(0.23)[1]	(0.21)[1]	(0.18)[1]	(0.22)
Net realized and unrealized gain (loss)	3.42	(0.16)	(0.47)	4.23	2.18	3.84	0.43

Net increase (decrease) from investment operations	3.35	(0.31)	(0.68)	4.00	1.97	3.66	0.21

Distributions from net realized gain	—	(2.17)	(0.89)	(0.35)	(0.62)	(0.01)	(1.07)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	—

Net asset value, end of period	$27.57	$24.22	$26.70	$28.27	$24.62	$23.26	$19.61

Total Investment Return[3]
Based on net asset value	13.83%[4,5]	0.81%[4]	(2.66)%[4]	16.43%[4]	8.65%[6]	18.67%[4,5]	0.86%

Ratios to Average Net Assets
Total expenses	2.04%[7]	2.09%	2.05%	2.12%	2.04%	2.32%[7]	2.41%

Total expenses excluding recoupment of past waived fees	2.04%[7]	2.09%	2.05%	2.12%	2.04%	2.32%[7]	2.41%

Total expenses after fees waived, reimbursed and paid indirectly	2.03%[7]	2.09%	2.05%	2.11%	2.04%	2.25%[7]	2.25%

Net investment loss	(0.58)%[7]	(0.70)%	(0.76)%	(0.89)%	(0.87)%	(1.41)%[7]	(1.56)%

Supplemental Data
Net assets, end of period (000)	$304,777	$255,340	$305,015	$363,739	$254,724	$84,431	$25,248

Portfolio turnover	82%	153%	91%	98%	157%	77%	173%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

7	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	47

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Institutional						Service
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$31.36	$29.44	$51.08	$42.16	$34.34	$24.44	$30.26	$28.36	$49.52	$41.06	$33.55	$23.93

Net investment income (loss)[1]	0.04	0.34	0.47	0.48	0.37	0.53	(0.03)	0.27	0.28	0.32	0.29	0.44
Net realized and unrealized gain (loss)	0.96	1.68	(13.66)	14.98	8.57	9.68	0.94	1.63	(13.14)	14.58	8.32	9.45

Net increase (decrease) from investment operations	1.00	2.02	(13.19)	15.46	8.94	10.21	0.91	1.90	(12.86)	14.90	8.61	9.89

Dividends and distributions from:
Net investment income	(0.46)	(0.10)	(1.21)	(0.71)	(0.37)	(0.32)	(0.37)	—	(1.06)	(0.61)	(0.35)	(0.28)
Net realized gain	—	—	(7.24)	(5.83)	(0.76)	—	—	—	(7.24)	(5.83)	(0.76)	—

Total dividends and distributions	(0.46)	(0.10)	(8.45)	(6.54)	(1.13)	(0.32)	(0.37)	—	(8.30)	(6.44)	(1.11)	(0.28)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.01

Net asset value, end of period	$31.90	$31.36	$29.44	$51.08	$42.16	$34.34	$30.80	$30.26	$28.36	$49.52	$41.06	$33.55

Total Investment Return[3]
Based on net asset value	3.21%[4,5]	6.99%[4]	(30.87)%[4,6]	40.42%[4]	26.64%[7]	42.13%[8]	3.02%[4,5]	6.70%[4]	(31.10)%[4,6]	40.00%[4]	26.30%[7]	41.65%[8]

Ratios to Average Net Assets
Total expenses	1.31%[9]	1.45%	1.25%	1.25%	1.33%	1.51%	1.71%[9]	1.75%	1.58%	1.59%	1.58%	1.76%

Total expenses excluding recoupment of past waived fees	1.28%[9]	1.45%	1.25%	1.25%	1.33%	1.51%	1.64%[9]	1.73%	1.58%	1.59%	1.58%	1.76%

Total expenses after fees waived, reimbursed and paid indirectly	1.30%[9]	1.43%	1.25%	1.25%	1.33%	1.45%	1.71%[9]	1.70%	1.58%	1.58%	1.57%	1.74%

Net investment income (loss)	0.24%[9]	1.36%	1.18%	1.06%	0.91%	1.81%	(0.17)%[9]	1.13%	0.72%	0.73%	0.73%	1.52%

Supplemental Data
Net assets, end of period (000)	$773,193	$673,420	$450,605	$492,444	$336,000	$216,070	$85,011	$83,093	$64,368	$172,135	$128,879	$44,308

Portfolio turnover	62%	143%	138%	77%	91%	86%	62%	143%	138%	77%	91%	86%

See Notes to Financial Statements.

48	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor A
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$30.02	$28.14	$49.19	$40.81	$33.36	$23.78

Net investment income[1]	0.01	0.27	0.33	0.30	0.23	0.44
Net realized and unrealized gain (loss)	0.92	1.62	(13.09)	14.49	8.32	9.38

Net increase (decrease) from investment operations	0.93	1.89	(12.76)	14.79	8.55	9.82

Dividends and distributions from:
Net investment income	(0.40)	(0.01)	(1.05)	(0.58)	(0.35)	(0.25)
Net realized gain	—	—	(7.24)	(5.83)	(0.76)	—

Total dividends and distributions	(0.40)	(0.01)	(8.29)	(6.41)	(1.11)	(0.25)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.01

Net asset value, end of period	$30.55	$30.02	$28.14	$49.19	$40.81	$33.36

Total Investment Return[3]
Based on net asset value	3.10%[4,5]	6.73%[4]	(31.09)%[4,6]	39.98%[4]	26.24%[7]	41.60%[10]

Ratios to Average Net Assets
Total expenses	1.54%[9]	1.68%	1.58%	1.60%	1.74%	1.86%

Total expenses after fees waived, reimbursed and paid indirectly	1.54%[9]	1.68%	1.58%	1.60%	1.63%	1.75%

Net investment income	0.04%[9]	1.15%	0.87%	0.69%	0.62%	1.53%

Supplemental Data
Net assets, end of period (000)	$778,226	$604,283	$482,526	$555,189	$407,282	$253,710

Portfolio turnover	62%	143%	138%	77%	91%	86%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.

7	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

8	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

9	Annualized.

10	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.05%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	49

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor B
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$27.83	$26.29	$46.43	$38.81	$31.97	$22.80

Net investment income (loss)[1]	(0.12)	0.09	(0.06)	(0.04)	(0.07)	0.18
Net realized and unrealized gain (loss)	0.86	1.45	(12.16)	13.74	7.95	9.05

Net increase (decrease) from investment operations	0.74	1.54	(12.22)	13.70	7.88	9.23

Dividends and distributions from:
Net investment income	(0.10)	—	(0.68)	(0.25)	(0.29)	(0.07)
Net realized gain	—	—	(7.24)	(5.83)	(0.76)	—

Total dividends and distributions	(0.10)	—	(7.92)	(6.08)	(1.05)	(0.07)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.01

Net asset value, end of period	$28.47	$27.83	$26.29	$46.43	$38.81	$31.97

Total Investment Return[3]
Based on net asset value	2.65%[4,5]	5.86%[4]	(31.63)%[4,6]	38.89%[4]	25.24%[7]	40.58%[8]

Ratios to Average Net Assets
Total expenses	2.39%[9]	2.49%	2.35%	2.37%	2.43%	2.51%

Total expenses excluding recoupment of past waived fees	2.39%[9]	2.49%	2.35%	2.37%	2.43%	2.51%

Total expenses after fees waived, reimbursed and paid indirectly	2.39%[9]	2.49%	2.35%	2.37%	2.43%	2.50%

Net investment income (loss)	(0.86)%[9]	0.41%	(0.15)%	(0.10)%	(0.22)%	0.68%

Supplemental Data
Net assets, end of period (000)	$30,441	$33,094	$42,927	$102,624	$91,605	$73,946

Portfolio turnover	62%	143%	138%	77%	91%	86%

See Notes to Financial Statements.

50	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock International Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$27.74	$26.21	$46.34	$38.78	$31.93	$22.80

Net investment income (loss)[1]	(0.10)	0.08	0.03	(0.03)	(0.04)	0.21
Net realized and unrealized gain (loss)	0.85	1.45	(12.20)	13.71	7.93	9.01

Net increase (decrease) from investment operations	0.75	1.53	(12.17)	13.68	7.89	9.22

Dividends and distributions from:
Net investment income	(0.19)	—	(0.72)	(0.29)	(0.29)	(0.10)
Net realized gain	—	—	(7.24)	(5.83)	(0.76)	—

Total dividends and distributions	(0.19)	—	(7.96)	(6.12)	(1.05)	(0.10)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.01

Net asset value, end of period	$28.30	$27.74	$26.21	$46.34	$38.78	$31.93

Total Investment Return[3]
Based on net asset value	2.70%[4,5]	5.84%[4]	(31.61)%[4,6]	38.91%[4]	25.33%[7]	40.60%[10]

Ratios to Average Net Assets
Total expenses	2.32%[9]	2.49%	2.32%	2.36%	2.37%	2.51%

Total expenses excluding recoupment of past waived fees	2.32%[9]	2.49%	2.32%	2.36%	2.37%	2.51%

Total expenses after fees waived, reimbursed and paid indirectly	2.32%[9]	2.48%	2.32%	2.36%	2.37%	2.50%

Net investment income (loss)	(0.74)%[9]	0.38%	0.08%	(0.08)%	(0.13)%	0.75%

Supplemental Data
Net assets, end of period (000)	$230,648	$187,246	$194,068	$255,980	$205,958	$130,138

Portfolio turnover	62%	143%	138%	77%	91%	86%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Payment from affiliate of $112,880 received by the Fund is reflected in total return calculations. There was no impact to the return.

7	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

8	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

9	Annualized.

10	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.05%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	51

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Institutional						Service
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$7.79	$6.98 $	9.03	$7.20	$6.61	$5.42	$7.56	$6.80	$8.83	$7.07	$6.51	$5.35

Net investment loss[1]	(0.03)	(0.02)	(0.05)	(0.03)	(0.03)	(0.04)	(0.04)	(0.04)	(0.06)	(0.07)	(0.05)	(0.06)
Net realized and unrealized gain (loss)	0.99	0.83	(2.00)	1.86	0.61	1.23	0.96	0.80	(1.97)	1.83	0.60	1.22

Net increase (decrease) from investment operations	0.96	0.81	(2.05)	1.83	0.58	1.19	0.92	0.76	(2.03)	1.76	0.55	1.16

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of period	$8.75	$7.79	$6.98	$9.03	$7.20	$6.61	$8.48	$7.56	$6.80	$8.83	$7.07	$6.51

Total Investment Return[3]
Based on net asset value	12.32%[4,5,6]	11.60%[5,7]	(22.70)%[5]	25.42%[5]	8.93%[8]	21.96%[5]	12.17%[5,6,9]	11.18%[5,10]	(22.99)%[5]	24.89%[5]	8.60%[8]	21.68%[5]

Ratios to Average Net Assets
Total expenses	1.58%[11]	1.90%	1.70%	1.91%	1.79%	1.98%	1.73%[11]	1.96%	2.01%	2.30%	2.06%	2.27%

Total expenses excluding recoupment of past waived fees	1.58%[11]	1.90%	1.70%	1.91%	1.79%	1.98%	1.59%[11]	1.96%	2.01%	2.30%	2.06%	2.27%

Total expenses after fees waived, reimbursed and paid indirectly	1.39%[11]	1.36%	1.35%	1.35%	1.38%	1.43%	1.73%[11]	1.75%	1.73%	1.73%	1.73%	1.73%

Net investment loss	(0.65)%[11]	(0.27)%	(0.55)%	(0.44)%	(0.45)%	(0.73)%	(0.99)%[11]	(0.71)%	(0.75)%	(0.85)%	(0.79)%	(1.04)%

Supplemental Data
Net assets, end of period (000)	$33,031	$27,013	$42,886	$1,449	$1,262	$847	$491	$193	$106	$123	$148	$116

Portfolio turnover	31%	158%	89%	92%	132%	113%	31%	158%	89%	92%	132%	113%

	Investor A						Investor B
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$7.48	$6.73	$8.74	$7.00	$6.45	$5.31	$6.94	$6.30	$8.26	$6.66	$6.19	$5.13

Net investment loss[1]	(0.04)	(0.04)	(0.06)	(0.06)	(0.06)	(0.07)	(0.07)	(0.08)	(0.13)	(0.12)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	0.95	0.79	(1.95)	1.80	0.60	1.21	0.88	0.72	(1.83)	1.72	0.57	1.17

Net increase (decrease) from investment operations	0.91	0.75	(2.01)	1.74	0.54	1.14	0.81	0.64	(1.96)	1.60	0.46	1.06

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of period	$8.39	$7.48	$6.73	$8.74	$7.00	$6.45	$7.75	$6.94	$6.30	$8.26	$6.66	$6.19

Total Investment Return[3]
Based on net asset value	12.17%[5,6,9]	11.14%[5,12]	(23.00)%[5]	24.86%[5]	8.53%[13]	21.47%[5]	11.67%[5,6,14]	10.16%[5,15]	(23.73)%[5]	24.02%[5]	7.59%[13]	20.66%[5]

Ratios to Average Net Assets
Total expenses	1.83%[11]	2.24%	2.04%	2.16%	2.27%	2.35%	2.73%[11]	3.13%	2.96%	3.01%	3.06%	3.00%

Total expenses excluding recoupment of past waived fees	1.83%[11]	2.24%	2.04%	2.16%	2.27%	2.35%	2.72%[11]	3.00%	2.96%	3.01%	3.06%	3.00%

Total expenses after fees waived, reimbursed and paid indirectly	1.79%[11]	1.77%	1.75%	1.73%	1.77%	1.84%	2.71%[11]	2.65%	2.65%	2.50%	2.63%	2.59%

Net investment loss	(1.05)%[11]	(0.68)%	(0.77)%	(0.80)%	(0.83)%	(1.16)%	(1.96)%[11]	(1.53)%	(1.70)%	(1.59)%	(1.73)%	(1.91)%

Supplemental Data
Net assets, end of period (000)	$111,114	$83,734	$72,659	$21,632	$13,040	$9,688	$5,413	$6,538	$11,473	$9,030	$10,439	$10,998

Portfolio turnover	31%	158%	89%	92%	132%	113%	31%	158%	89%	92%	132%	113%

See Notes to Financial Statements.

52	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (continued)	BlackRock Science & Technology Opportunities Portfolio

	Investor C						Class R
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,	Period September 8, 2008[16] to September 30, 2008
		2009	2008	2007	2006	2005		2009
Per Share Operating Performance
Net asset value, beginning of period	$6.94	$6.29 $	8.25	$6.66	$6.19	$5.14	$7.72	$6.97	$7.38

Net investment loss[1]	(0.07)	(0.09)	(0.13)	(0.12)	(0.11)	(0.11)	(0.05)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	0.87	0.74	(1.83)	1.71	0.57	1.16	0.98	0.81	(0.40)

Net increase (decrease) from investment operations	0.80	0.65	(1.96)	1.59	0.46	1.05	0.93	0.75	(0.41)

Redemption fees added to paid-in capital	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]

Net asset value, end of period	$7.74	$6.94	$6.29	$8.25	$6.66	$6.19	$8.65	$7.72	$6.97

Total Investment Return[3]
Based on net asset value	11.53%[5,6,17]	10.33%[5,18]	(23.76)%[5]	23.87%[5]	7.59%[13]	20.43%[5]	12.05%[5,6,19]	10.76%[5,20]	(5.56)%[5,6]

Ratios to Average Net Assets
Total expenses	2.75%[11]	3.23%	2.73%	2.88%	2.84%	3.00%	2.09%[11]	2.42%	2.36%[11]

Total expenses excluding recoupment of past waived fees	2.75%[11]	3.23%	2.73%	2.88%	2.84%	3.00%	2.08%[11]	2.42%	2.36%[11]

Total expenses after fees waived, reimbursed and paid indirectly	2.72%[11]	2.68%	2.62%	2.61%	2.62%	2.59%	2.09%[11]	2.13%	2.13%[11]

Net investment loss	(1.98)%[11]	(1.59)%	(1.67)%	(1.69)%	(1.67)%	(1.91)%	(1.35)%[11]	(1.04)%	(1.49)%[11]

Supplemental Data
Net assets, end of period (000)	$27,219	$22,575	$22,003	$9,755	$6,511	$2,794	$2,403	$1,904	$1,362

Portfolio turnover	31%	158%	89%	92%	132%	113%	31%	158%	89%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 12.11%.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Aggregate total investment return.

7	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 9.03%.

8	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.15%.

9	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 11.95%.

10	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 8.53%.

11	Annualized.

12	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 8.47%.

13	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.16%.

14	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 11.43%.

15	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 7.30%.

16	Commencement of operations.

17	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 11.29%.

18	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 7.47%.

19	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 11.83%.

20	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 8.18%.

See Notes to Financial Statements.

BLACKROCK FUNDS	MARCH 31, 2010	53

Financial Highlights (continued)	BlackRock U.S. Opportunities Portfolio

	Institutional						Service
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$32.20	$31.69	$37.05	$29.07	$25.56	$20.34	$30.93	$30.58	$35.89	$28.28	$24.96	$19.93

Net investment income (loss)[1]	(0.01)	0.09	0.09	0.03	0.04	(0.15)	(0.08)	(0.01)	(0.06)	(0.09)	(0.07)	(0.21)
Net realized and unrealized gain (loss)	3.70	0.42	(5.45)	7.95	3.46	5.37	3.56	0.35	(5.25)	7.70	3.38	5.24

Net increase (decrease) from investment operations	3.69	0.51	(5.36)	7.98	3.50	5.22	3.48	0.34	(5.31)	7.61	3.31	5.03

Dividends from net investment income	(0.07)	(0.01)	—	—	—	—	—	—	—	—	—	—

Redemption fees added to paid-in capital	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of period	$35.82	$32.20	$31.69	$37.05	$29.07	$25.56	$34.41	$30.93	$30.58	$35.89	$28.28	$24.96

Total Investment Return[3]
Based on net asset value	11.47%[4,5]	1.63%[6]	(14.47)%[4]	27.45%[4]	13.73%[7]	25.66%[4]	11.25%[4,5]	1.14%[6]	(14.80)%[4]	26.91%[4]	13.30%[7]	25.24%[4]

Ratios to Average Net Assets
Total expenses	1.29%[8]	1.40%	1.42%	1.42%	1.49%	1.73%	1.60%[8]	1.71%	1.68%	1.69%	1.85%	1.97%

Total expenses excluding recoupment of past waived fees	1.29%[8]	1.40%	1.42%	1.42%	1.49%	1.73%	1.59%[8]	1.70%	1.68%	1.69%	1.85%	1.97%

Total expenses after fees waived, reimbursed and paid indirectly	1.03%[8]	1.01%	1.00%	1.01%	1.19%	1.60%	1.47%[8]	1.49%	1.43%	1.40%	1.57%	1.90%

Net investment income (loss)	(0.06)%[8]	0.36%	0.26%	0.09%	0.15%	(0.65)%	(0.50)%[8]	(0.06)%	(0.17)%	(0.28)%	(0.25)%	(0.96)%

Supplemental Data
Net assets, end of period (000)	$1,277,321	$890,264	$298,166	$158,094	$20,548	$6,390	$229,695	$191,318	$109,679	$43,763	$1,527	$472

Portfolio turnover	75%	166%	164%	106%	120%	94%	75%	166%	164%	106%	120%	94%

	Investor A						Investor B
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,
		2009	2008	2007	2006	2005		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$30.61	$30.29	$35.57	$28.03	$24.76	$19.78	$28.16	$28.06	$33.20	$26.37	$23.45	$18.87

Net investment loss[1]	(0.08)	(0.04)	(0.08)	(0.10)	(0.10)	(0.22)	(0.19)	(0.17)	(0.31)	(0.32)	(0.29)	(0.37)
Net realized and unrealized gain (loss)	3.52	0.35	(5.20)	7.64	3.36	5.20	3.23	0.26	(4.83)	7.15	3.20	4.95

Net increase (decrease) from investment operations	3.44	0.31	(5.28)	7.54	3.26	4.98	3.04	0.09	(5.14)	6.83	2.91	4.58

Redemption fees added to paid-in capital	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of period	$34.05	$30.61	$30.29	$35.57	$28.03	$24.76	$31.20	$28.16	$28.06	$33.20	$26.37	$23.45

Total Investment Return[3]
Based on net asset value	11.24%[4,5]	1.06%[7]	(14.84)%[4]	26.90%[4]	13.21%[7]	25.18%[4]	10.79%[4,5]	0.36%[7]	(15.48)%[4]	25.90%[4]	12.45%[7]	24.27%[4]

Ratios to Average Net Assets
Total expenses	1.61%[8]	1.76%	1.73%	1.77%	1.95%	2.08%	2.47%[8]	2.59%	2.56%	2.56%	2.68%	2.73%

Total expenses excluding recoupment of past waived fees	1.61%[8]	1.75%	1.73%	1.77%	1.95%	2.08%	2.47%[8]	2.59%	2.56%	2.56%	2.68%	2.73%

Total expenses after fees waived, reimbursed and paid indirectly	1.48%[8]	1.56%	1.48%	1.48%	1.66%	1.97%	2.32%[8]	2.27%	2.22%	2.23%	2.40%	2.72%

Net investment loss	(0.50)%[8]	(0.15)%	(0.22)%	(0.32)%	(0.35)%	(1.02)%	(1.34)%[8]	(0.77)%	(0.95)%	(1.06)%	(1.13)%	(1.77)%

Supplemental Data
Net assets, end of period (000)	$1,128,432	$855,127	$495,656	$228,668	$96,194	$31,277	$22,100	$21,849	$20,998	$35,928	$36,093	$37,132

Portfolio turnover	75%	166%	164%	106%	120%	94%	75%	166%	164%	106%	120%	94%

See Notes to Financial Statements.

54	BLACKROCK FUNDS	MARCH 31, 2010

Financial Highlights (concluded)	BlackRock U.S. Opportunities Portfolio

	Investor C
	Six Months Ended March 31, 2010 (Unaudited)
		Year Ended September 30,
		2009	2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$28.14	$28.04	$33.18	$26.34	$23.43	$18.85

Net investment loss[1]	(0.19)	(0.19)	(0.30)	(0.32)	(0.28)	(0.37)
Net realized and unrealized gain (loss)	3.23	0.28	(4.84)	7.16	3.18	4.95

Net increase (decrease) from investment operations	3.04	0.09	(5.14)	6.84	2.90	4.58

Redemption fees added to paid-in capital	0.00 [2]	0.01	0.00 [2]	0.00 [2]	0.01	0.00 [2]

Net asset value, end of period	$31.18	$28.14	$28.04	$33.18	$26.34	$23.43

Total Investment Return[3]
Based on net asset value	10.80%[4,5]	0.36%[7]	(15.49)%[4]	25.97%[4]	12.42%[7]	24.30%[4]

Ratios to Average Net Assets
Total expenses	2.38%[8]	2.52%	2.46%	2.51%	2.60%	2.73%

Total expenses excluding recoupment of past waived fees	2.36%[8]	2.52%	2.46%	2.51%	2.60%	2.73%

Total expenses after fees waived, reimbursed and paid indirectly	2.25%[8]	2.28%	2.21%	2.20%	2.37%	2.72%

Net investment loss	(1.28)%[8]	(0.85)%	(0.95)%	(1.04)%	(1.07)%	(1.77)%

Supplemental Data
Net assets, end of period (000)	$310,517	$238,819	$145,626	$88,826	$39,427	$20,774

Portfolio turnover	75%	166%	164%	106%	120%	94%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.03%.

7	Redemption fee of 2.00% is reflected in total return calculations. The impact to the return from redemption fees received during the period was an increase of 0.04%.

8	Annualized.

See Notes to Financial Statements.
BLACKROCK FUNDS	MARCH 31, 2010	55

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2010, the Trust had 25 series, of which BlackRock Global Opportunities Portfolio (“Global Opportunities”), BlackRock Health Sciences Opportunities Portfolio (“Health Sciences Opportunities”), BlackRock International Opportunities Portfolio (“International Opportunities”), BlackRock Science & Technology Opportunities Portfolio (“Science & Technology Opportunities”) and BlackRock U.S. Opportunities Portfolio (“U.S. Opportunities”) (collectively the “Funds”) are included in these financial statements. Each of the Funds, except Health Sciences Opportunities is diversified. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available for purchase through exchanges, dividend reinvestment or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ policy is to fair value their financial instruments at market value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Funds may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Each business day,

56	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

the Funds use a pricing service selected under the supervision of the Board to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Funds’ books and records are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the US dollar rises in value against foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds report foreign currency related transactions as components of realized gains/(loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Preferred Stock: The Funds may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that a Fund either delivers collateral or segregates assets in connection with certain investments (e.g., foreign currency exchange contracts and written options) each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Redemptions-In-Kind: International Opportunities transferred securities and cash as a redemption-in-kind transaction. For purposes of generally accepted accounting principles, these transactions were treated as a sale of securities and the resulting gains and losses were recognized based on the market value of the securities on the date of the transfer. For tax purposes, no gains or losses were recognized. Gains and losses resulting from such redemptions-in-kind are shown as redemption-in-kind transactions in the Statements of Operations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds have determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions, if any, paid by the Funds are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Funds could experience delays and costs in gaining access to the collateral. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to

BLACKROCK FUNDS	MARCH 31, 2010	57

Notes to Financial Statements (continued)

regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Health Sciences Opportunities, International Opportunities, Science & Technology Opportunities and U.S. Opportunities Portfolios’ US federal tax returns remains open for each of the four years ended September 30, 2009. The statute of limitations on Global Opportunities’ US federal tax returns remains open for the period ended September 30, 2006 and for each of the three years ended September 30, 2009. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years after beginning December 15, 2009, and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Funds’ financial statements and disclosures is currently being assessed.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or its classes. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Funds may engage in various portfolio investment strategies both to increase the returns of the Funds and to economically hedge, or protect, their exposure to certain risks such as equity risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Funds may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty.

The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Funds manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Funds’ maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds. For OTC options purchased, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Funds do not give rise to counterparty credit risk, as options written obligate the Funds to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Foreign Currency Exchange Contracts: Certain Funds may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currency backing some of the investments held by a Fund. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a foreign currency relative to the US dollar.

Options: The Funds may purchase and write call and put options to increase or decrease their exposure to underlying instruments (equity risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes)

58	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, a Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in a Fund purchasing or selling a security at a price different from the current market value. The Fund may execute transactions in both listed and OTC options.

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of March 31, 2010
Asset Derivatives
	Statements of Assets and Liabilities Location	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	$391,018	$5,039,314	$8,940,005	$228,075

Liability Derivatives
	Statements of Assets and Liabilities Location	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	$657,105	$1,396,397	$13,307,293	$84,519	—
Equity contracts	Options written at value	12,375	—	—	—	$75,306

Total		$669,480	$1,396,397	$13,307,293	$84,519	$75,306

The Effect of Derivative Instruments on the Statements of Operations Six Months Ended March 31, 2010
Net Realized Gain (Loss) from
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science &Technology Opportunities
Foreign currency exchange contracts:
Foreign currency transactions	$409,524	$(2,947,973)	$8,404,134	$(151,664)
Equity contracts:
Options	2,977	1,513,127	—	—

Total	$412,501	$(1,434,846)	$8,404,134	$(151,664)

Net Change in Unrealized Appreciation/Depreciation on
	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Foreign currency exchange contracts:
Foreign currency transactions	$(544,804)	$5,246,746	$(9,313,313)	$320,939	—
Equity contracts:
Options	3,645	—	—	—	$182,581

Total	$(541,159)	$5,246,746	$(9,313,313)	$320,939	$182,581

BLACKROCK FUNDS	MARCH 31, 2010	59

Notes to Financial Statements (continued)

For the six months ended March 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	41	30	66	8	—
Average number of contracts - US dollars sold	39	13	56	4	—
Average US dollar amounts purchased	$17,625,358	$175,197,635	$543,196,662	$7,346,139	—
Average US dollar amounts sold	$21,894,468	$31,546,275	$564,193,473	$1,190,023	—
Options written:
Average number of contracts	180	350	—	—	1,685
Average notional value	$436,500	$2,800,000	—	—	$9,097,500

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Funds for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at the following annual rates of each Fund’s average daily net assets:

	First $1 Billion	$1 Billion - $2 Billion	$2 Billion - $3 Billion	Greater Than $3 Billion
Global Opportunities and Science & Technology Opportunities	0.900%	0.850%	0.800%	0.750%
Health Sciences Opportunities	0.750	0.700	0.675	0.650
International Opportunities	1.000	0.950	0.900	0.850
U.S. Opportunities	1.100	1.050	1.025	1.000

The Manager has agreed to contractually and/or voluntarily waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of net assets were as follows:

	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities		U.S. Opportunities
	Contractual[1]	Contractual[1]	Contractual[1]	Contractual[1]	Voluntary[2]	Contractual[1]
Institutional	1.39%	1.25%	1.49%	1.39%	—	1.03%
Service	1.70%[3]	1.55%	1.80%	1.78%	—	1.65%
Investor A	1.70%	1.55%	1.98%	1.80%	—	1.65%
Investor B	2.47%	2.25%	2.75%	2.73%	—	2.32%
Investor C	2.47%	2.25%	2.75%	2.73%	—	2.32%
Class R	3.70%[3]	1.81%[3]	2.18%[3]	2.57%	2.13%	2.39%[3]

1	The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until February 1, 2011 unless approved by the Board, including a majority of the non-interested Trustees.
2	The voluntary waiver or reimbursement may be reduced or discontinued at any time.
3	There were no shares outstanding as of March 31, 2010.

These amounts are included in fees waived by advisor, fees waived by administrator — class specific and transfer agent fees reimbursed, respectively, in the Statements of Operations. For the six months ended March 31, 2010, the amounts included in fees waived by advisor were as follows:

U.S. Opportunities	$1,599,733

60	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees through its investment in other affiliated investment companies. These amounts are included in fees waived by advisor in the Statements of Operations. For the six months ended March 31, 2010, the amounts waived were as follows:

Global Opportunities	$1,211
Health Sciences Opportunities	$13,822
International Opportunities	$22,959
Science & Technology Opportunities	$1,926
U.S. Opportunities	$39,221

The Manager has entered into separate sub-advisory agreements with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, to serve as sub-advisor for a portion of the assets of Global Opportunities and BlackRock International, Ltd. (“BIL”), an affiliate of the Manager, to serve as sub-advisor for International Opportunities. The Manager pays BFM and BIL, for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the applicable Fund to the Manager.

If during a Fund’s fiscal year the operating expenses of a share class that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement provided that: (1) the Fund of which the share class is a part has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2010, the Manager recouped the following waivers previously recorded by the Funds:

Recoupment of Past Waived Fees	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$380	—	$10,859	$24	$308	—	$11,571
International Opportunities	$92,020	$29,226	—	$642	$532	—	$122,420
Science & Technology Opportunities	—	$246	—	$95	—	$85	$426
U.S. Opportunities	—	$13,818	$2,120	—	$18,835	—	$34,773

On March 31, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2010	2011	2012
Global Opportunities	$9,222	$91,732	$122
Science & Technology Opportunities	$128,122	$549,128	$48,679
U.S. Opportunities	$2,328,879	$3,523,206	$2,288,294

The Trust, on behalf of the Funds, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Funds pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended March 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Opportunities	$6,426
Health Sciences Opportunities	$67,753
International Opportunities	$96,986
Science & Technology Opportunities	$10,690
U.S. Opportunities	$59,867

For the six months ended March 31, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, Investor B and Investor C Shares:

	Investor A	Investor B	Investor C
Global Opportunities	—	$6,180	$1,598
Health Sciences Opportunities	$2,190	$76,468	$12,694
International Opportunities	$6,410	$32,249	$15,065
Science & Technology Opportunities	—	$2,460	$4,997
U.S. Opportunities	$7,472	$22,037	$29,049

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Fund. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Fund. The fee is paid at the following

BLACKROCK FUNDS	MARCH 31, 2010	61

Notes to Financial Statements (continued)

annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Fund.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer and dividend disbursing agent. Transfer agency fees borne by the Funds are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended March 31, 2010, the Funds paid the following in return for these services which is included in transfer agent-class specific in the Statements of Operations:

Health Sciences Opportunities	$122
International Opportunities	$72,265
Science & Technology Opportunities	$772
U.S. Opportunities	$102,807

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2010, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent – class specific in the Statements of Operations.

	Share Classes
Call Center	Institutional	Service	Investor A	Investor B	Investor C	Total
Global Opportunities	$56	—	$2,150	$378	$645	$3,229
Health Sciences Opportunities	$2,220	$373	$23,502	$4,397	$8,869	$39,361
International Opportunities	$5,365	$1,507	$25,165	$2,142	$7,072	$41,251
Science & Technology Opportunities	$1,793	$32	$4,239	—	$1,498	$7,562
U.S. Opportunities	$8,780	$2,588	$44,226	$235	$9,195	$65,024

PNCGIS and the Manager act as co-administrators for the Funds. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Fund or a share class which are included in administration fees waived and administration fees waived–class specific in the Statements of Operations.

The Funds have received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown on the Statements of Assets and Liabilities as securities loaned and collateral at value – securities loaned, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments. The share of income earned by the Funds on such investments is shown as securities lending–affiliated in the Statements of Operations. For the six months ended March 31, 2010, BIM received $69,106 in securities lending agent fees related to securities lending activities for the Funds.

62	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

For the six months ended March 31, 2010, the following tables show the various types of class specific expenses borne directly by each class of each Fund and any associated waivers or reimbursements of those expenses.

	Share Classes
Administration Fees	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$2,288	—	$6,276	$531	$2,305	—	$11,400
Health Sciences Opportunities	$24,620	$1,215	$65,695	$7,195	$33,970	—	$132,695
International Opportunities	$80,504	$10,476	$76,935	$3,966	$25,881	—	$197,762
Science & Technology
Opportunities	$3,734	$42	$11,837	$767	$3,090	$257	$19,727
U.S. Opportunities	$100,668	$25,839	$96,653	$2,688	$33,462	—	$259,310

	Share Classes
Administration Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$120	—	—	—	$2	—	$122
Science & Technology
Opportunities	$3,733	—	$7,543	$333	$1,672	$23	$13,304
U.S. Opportunities	$100,669	$131	—	$1,956	$67	—	$102,823

	Share Classes
Service and Distribution Fees	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	—	$62,622	$21,135	$91,920	—	$175,677
Health Sciences Opportunities	$12,147	$683,227	$286,656	$1,358,028	—	$2,340,058
International Opportunities	$104,344	$864,380	$157,763	$1,032,924	—	$2,159,411
Science & Technology Opportunities	$419	$118,250	$30,672	$123,572	$4,865	$277,778
U.S. Opportunities	$258,389	$1,204,315	$107,388	$1,338,407	—	$2,908,499

	Share Classes
Transfer Agent Fees	Institutional	Service	Investor A	Investor B	Investor C	Class R	Total
Global Opportunities	$10,897	—	$29,623	$3,466	$14,515	—	$58,501
Health Sciences Opportunities	$100,410	$7,839	$447,973	$67,833	$207,992	—	$832,047
International Opportunities	$556,612	$108,030	$563,240	$40,830	$198,286	—	$1,466,998
Science & Technology
Opportunities	$63,244	$298	$200,069	$17,185	$73,113	$4,630	$358,539
U.S. Opportunities	$585,047	$161,124	$865,726	$30,348	$248,690	—	$1,890,935

	Share Classes
Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor B	Investor C	Total
Science & Technology Opportunities	$1,794	—	$2,406	—	$632	$4,832
U.S. Opportunities	$8,780	$7	—	—	—	$8,787

	Share Classes
Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B	Investor C	Total
Science & Technology Opportunities	$23,104	—	$6,317	$222	$925	$30,568
U.S. Opportunities	$576,063	$545	—	$342	—	$576,950

The Funds may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2010 were as follows:

	Purchases	Sales
Global Opportunities	$73,755,966	$60,839,642
Health Sciences Opportunities	$965,824,144	$838,706,605
International Opportunities	$1,234,110,410	$1,017,260,489	[1]
Science & Technology Opportunities	$65,089,352	$47,634,652
U.S. Opportunities	$2,312,820,809	$1,801,861,091

1	Including $58,039,030 of sales representing redemptions-in-kind.

BLACKROCK FUNDS	MARCH 31, 2010	63

Notes to Financial Statements (continued)

Transactions in options written for the six months ended March 31, 2010, were as follows:

	Global Opportunities
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of period	—	—	—	—
Options written	145	$6,847	270	$12,150
Options expired	(55)	(2,977)	—	—

Options outstanding at end of period	90	$3,870	270	$12,150

	Health Sciences Opportunities
	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of period	—	—	—	—
Options written	12,491	$1,274,661	11,950	$1,262,729
Options expired	(8,289)	(628,302)	(8,630)	(959,981)
Options closed	(2,268)	(300,174)	(3,120)	(288,948)
Options exercised	(1,934)	(346,185)	(200)	(13,800)

Options outstanding at end of period	—	—	—	—

	U.S. Opportunities
	Puts
	Contracts	Premiums Received
Options outstanding at beginning of period	—	—
Options written	3,370	$257,887
Options expired	—	—
Options closed	—	—

Options outstanding at end of period	3,370	$257,887

Science & Technology Opportunities and U.S. Opportunities received proceeds from settlement of litigation where it was able to recover a portion of investment losses previously realized by such Funds. This amount is shown as litigation proceeds in the Statements of Operations.

5. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Funds may borrow under the credit agreement to fund shareholder redemptions. Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Funds based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Funds’ pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Funds did not borrow under the credit agreement during the six months ended March 31, 2010.

6. Capital Loss Carryforward:

As of September 30, 2009, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expiring September 30,	Global Opportunities	Health Sciences Opportunities	International Opportunities	Science & Technology Opportunities	U.S. Opportunities
2010	—	—	—	$7,544,799	$36,277,437
2011	—	—	—	—	16,513,511
2015	—	—	—	54,937,681	—
2017	$15,145,783	$9,891,979	$140,138,718	4,448,928	130,652,020

Total	$15,145,783	$9,891,979	$140,138,718	$66,931,408	$183,442,968

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. The Funds manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

Health Sciences Opportunities invests a significant portion of its assets in securities in the health care sector. Changes in economic conditions affecting the health care sector would have a greater impact on Health Sciences Opportunities and could affect the value, income and/or liquidity of positions in such securities.

64	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

Science & Technology Opportunities invests a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting the information technology sector would have a greater impact on Science & Technology Opportunities and could affect the value, income and/or liquidity of positions in such securities.

Global Opportunities invests from time to time a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on its investment performance.

As of March 31, 2010, the Fund listed below had the following industry classifications:

Industry	Global Opportunities
Oil, Gas & Consumable Fuels	10%
Commercial Banks	9
Pharmaceuticals	5
Chemical	—
Other*	76

*	All other industries held were each less than 5% of long-term investments.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Global Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	425,580	$4,361,196	627,843	$5,231,526
Shares issued in reinvestment of dividends and distributions	22,035	228,067	1,598	12,017

Total issued	447,615	4,589,263	629,441	5,243,543
Shares redeemed	(229,685)	(2,371,915)	(2,631,230)	(19,186,438)

Net increase (decrease)	217,930	$2,217,348	(2,001,789)	$(13,942,895)

Investor A
Shares sold and automatic conversion of shares	1,259,982	$12,942,431	2,609,963	$21,237,953
Shares issued in reinvestment of dividends and distributions	37,120	382,705	—	—

Total issued	1,297,102	13,325,136	2,609,963	21,237,953
Shares redeemed	(820,584)	(8,488,283)	(1,915,013)	(14,809,927)

Net increase	476,518	$4,836,853	694,950	$6,428,026

Investor B
Shares sold	9,403	$97,232	37,710	$296,560
Shares issued in reinvestment of dividends and distributions	1,020	10,452	—	—

Total issued	10,423	107,684	37,710	296,560
Shares redeemed and automatic conversion of shares	(44,741)	(455,796)	(175,892)	(1,338,362)

Net decrease	(34,318)	$(348,112)	(138,182)	$(1,041,802)

Investor C
Shares sold	477,633	$4,851,558	685,206	$5,556,850
Shares issued in reinvestment of dividends and distributions	7,907	80,730	—	—

Total issued	485,540	4,932,288	685,206	5,556,850
Shares redeemed	(165,450)	(1,673,731)	(876,684)	(6,707,651)

Net increase (decrease)	320,090	$3,258,557	(191,478)	$(1,150,801)

BLACKROCK FUNDS	MARCH 31, 2010	65

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Health Sciences Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	2,435,036	$69,323,566	3,282,447	$76,446,905
Shares issued in reinvestment of dividends and distributions	—	—	654,857	13,743,792

Total issued	2,435,036	69,323,566	3,937,304	90,190,697
Shares redeemed	(1,129,938)	(31,998,063)	(3,872,581)	(88,583,362)

Net increase	1,305,098	$37,325,503	64,723	$1,607,335

Service
Shares sold	147,378	$4,138,804	201,025	$4,568,218
Shares issued in reinvestment of dividends and distributions	—	—	22,209	457,497

Total issued	147,378	4,138,804	223,234	5,025,715
Shares redeemed	(36,366)	(1,004,144)	(112,484)	(2,592,486)

Net increase	111,012	$3,134,660	110,750	$2,433,229

Investor A
Shares sold and automatic conversion of shares	6,836,372	$191,247,328	6,386,361	$143,478,445
Shares issued in reinvestment of dividends and distributions	—	—	1,779,579	36,587,917

Total issued	6,836,372	191,247,328	8,165,940	180,066,362
Shares redeemed	(2,737,372)	(75,226,981)	(9,626,201)	(215,452,894)

Net increase (decrease)	4,099,000	$116,020,347	(1,460,261)	$(35,386,532)

Investor B
Shares sold	22,035	$579,885	191,893	$3,972,396
Shares issued in reinvestment of dividends and distributions	—	—	288,268	5,632,774

Total issued	22,035	579,885	480,161	9,605,170
Shares redeemed and automatic conversion of shares	(326,089)	(8,462,029)	(1,098,016)	(23,289,909)

Net decrease	(304,054)	$(7,882,144)	(617,855)	$(13,684,739)

Investor C
Shares sold	1,668,506	$44,026,987	1,626,343	$34,422,322
Shares issued in reinvestment of dividends and distributions	—	—	1,084,302	21,143,010

Total issued	1,668,506	44,026,987	2,710,645	55,565,332
Shares redeemed	(1,155,904)	(29,796,303)	(3,595,296)	(76,927,263)

Net increase (decrease)	512,602	$14,230,684	(884,651)	$(21,361,931)

66	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
International Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	8,909,897	$280,705,658	13,721,573	$350,351,562
Shares issued in reinvestment of dividends and distributions	222,983	7,057,465	44,657	1,008,792

Total issued	9,132,880	287,763,123	13,766,230	351,360,354
Shares redeemed	(6,373,161)	(197,241,920)[1]	(7,596,872)	(176,325,353)

Net increase	2,759,719	$90,521,203	6,169,358	$175,035,001

1	Includes 2,245,160 shares redeemed in exchange for cash and securities representing redemptions-in-kind with a value of $68,028,346.

Service
Shares sold	624,195	$18,947,646	1,706,214	$40,288,301
Shares issued in reinvestment of dividends and distributions	33,306	1,018,839	—	—

Total issued	657,501	19,966,485	1,706,214	40,288,301
Shares redeemed	(643,339)	(19,810,348)	(1,229,774)	(28,653,621)

Net increase	14,162	$156,137	476,440	$11,634,680

Investor A
Shares sold and automatic conversion of shares	9,219,270	$279,025,356	12,076,484	$286,846,202
Shares issued in reinvestment of dividends and distributions	270,254	8,194,214	6,522	141,330

Total issued	9,489,524	287,219,570	12,083,006	286,987,532
Shares redeemed	(4,146,510)	(124,547,422)	(9,095,184)	(208,764,465)

Net increase	5,343,014	$162,672,148	2,987,822	$78,223,067

Investor B
Shares sold	29,987	$846,807	137,264	$2,940,424
Shares issued in reinvestment of dividends and distributions	3,502	99,198	—	—

Total issued	33,489	946,005	137,264	2,940,424
Shares redeemed and automatic conversion of shares	(153,602)	(4,329,580)	(580,947)	(12,201,255)

Net decrease	(120,113)	$(3,383,575)	(443,683)	$(9,260,831)

Investor C
Shares sold	2,130,787	$59,649,287	2,002,956	$46,032,123
Shares issued in reinvestment of dividends and distributions	45,054	1,268,739	—	—

Total issued	2,175,841	60,918,026	2,002,956	46,032,123
Shares redeemed	(776,410)	(21,619,843)	(2,657,870)	(54,930,426)

Net increase (decrease)	1,399,431	$39,298,183	(654,914)	$(8,898,303)

BLACKROCK FUNDS	MARCH 31, 2010	67

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
Science & Technology Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	589,950	$4,826,177	521,018	$3,265,366
Shares redeemed	(284,656)	(2,335,206)	(3,200,745)	(17,249,776)

Net increase (decrease)	305,294	$2,490,971	(2,679,727)	$(13,984,410)

Service
Shares sold	36,282	$290,891	17,786	$125,887
Shares redeemed	(3,949)	(30,794)	(7,880)	(45,584)

Net increase	32,333	$260,097	9,906	$80,303

Investor A
Shares sold and automatic conversion of shares	3,149,308	$24,913,465	2,913,918	$17,555,649
Shares redeemed	(1,099,029)	(8,600,056)	(2,521,352)	(14,409,211)

Net increase	2,050,279	$16,313,409	392,566	$3,146,438

Investor B
Shares sold	46,752	$339,374	203,386	$1,128,893
Shares redeemed and automatic conversion of shares	(290,549)	(2,136,842)	(1,082,094)	(5,711,283)

Net decrease	(243,797)	$(1,797,468)	(878,708)	$(4,582,390)

Investor C
Shares sold	690,981	$5,050,794	732,718	$4,266,648
Shares redeemed	(430,869)	(3,146,696)	(976,877)	(5,207,448)

Net increase (decrease)	260,112	$1,904,098	(244,159)	$(940,800)

Class R
Shares sold	78,954	$651,416	127,077	$784,567
Shares redeemed	(47,659)	(383,946)	(75,992)	(465,306)

Net increase	31,295	$267,470	51,085	$319,261

68	BLACKROCK FUNDS	MARCH 31, 2010

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
U.S. Opportunities	Shares	Amount	Shares	Amount

Institutional
Shares sold	12,298,442	$411,593,574	24,766,679	$644,372,202
Shares issued in reinvestment of dividends	42,391	1,381,935	1,748	37,968

Total issued	12,340,833	412,975,509	24,768,427	644,410,170
Shares redeemed	(4,331,228)	(145,318,347)	(6,530,352)	(168,767,220)

Net increase	8,009,605	$267,657,162	18,238,075	$475,642,950

Service
Shares sold	1,208,395	$38,617,729	4,504,373	$107,437,507
Shares redeemed	(717,675)	(22,961,034)	(1,905,741)	(45,091,897)

Net increase	490,720	$15,656,695	2,598,632	$62,345,610

Investor A
Shares sold and automatic conversion of shares	9,186,936	$290,760,098	21,037,273	$512,086,999
Shares redeemed	(3,979,558)	(125,613,865)	(9,468,584)	(228,671,571)

Net increase	5,207,378	$165,146,233	11,568,689	$283,415,428

Investor B
Shares sold	27,109	$793,706	290,275	$6,365,540
Shares redeemed and automatic conversion of shares	(94,455)	(2,758,211)	(262,791)	(5,701,426)

Net increase (decrease)	(67,346)	$(1,964,505)	27,484	$664,114

Investor C
Shares sold	2,293,170	$66,658,396	5,102,977	$115,703,095
Shares redeemed	(821,162)	(23,890,208)	(1,809,799)	(39,875,611)

Net increase	1,472,008	$42,768,188	3,293,178	$75,827,484

There is a 2% redemption fee on shares redeemed or exchanged within 30 days of purchase. The redemption fees are collected and retained by the Funds for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS	MARCH 31, 2010	69

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Dr. Matina Horner, Trustee

Herbert I. London, Trustee and Member of the Audit Committee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Jr., Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Chairman of the Audit Committee and Trustee

Frederick W. Winter, Trustee and Member of the Audit Committee

Anne F. Ackerley, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jeffrey Holland, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Brian Schmidt, Vice President

Christopher Stavrakos, CFA, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor—Global Opportunities Portfolio

BlackRock Financial Management, Inc.

New York, NY 10055

Sub-Advisor—International Opportunities Portfolio

BlackRock International, Ltd.

Edinburgh, Scotland EH3 8JB

Accounting Agent, Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

70	BLACKROCK FUNDS	MARCH 31, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request, and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS	MARCH 31, 2010	71

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

72	BLACKROCK FUNDS	MARCH 31, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Multi-Sector Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio†	BlackRock Low Duration Bond Portfolio	BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK FUNDS	MARCH 31, 2010	73

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

EQUITY5-3/10-SAR

BlackRock Asset Allocation Portfolio of BlackRock FundsSM

SEMI-ANNUAL REPORT  |    MARCH 31, 2010 (UNAUDITED)

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Dear Shareholder

The past year has seen a remarkable turnaround from the conditions that plagued the global economy and financial markets in 2008 through early 2009. In our opinion, the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus. From that point, the global economy has moved into recovery mode and, we believe, is getting ready to start transitioning into an expansion.

Global equity markets bottomed in early 2009 and since that time have soared dramatically higher as investors were lured back into the markets by depressed valuations, desire for higher yields and increasing confidence that all-out financial disaster had been averted. There have been several corrections along the way and volatility levels have remained elevated — reflections of mixed economic data, lingering deflation issues (especially in Europe) and concerns over the future direction of interest rates. On balance, however, strong corporate earnings and a positive macro backdrop have helped keep the equity bull market intact. From a geographic perspective, US equities have generally outpaced their international counterparts in recent months, as the domestic economic recovery has been more pronounced.

Within fixed income markets, improving economic conditions, concerns over the US deficit and a lack of demand at recent Treasury auctions have recently conspired to push Treasury yields higher (and prices correspondingly lower). In this environment, Treasuries have dramatically underperformed other areas of the bond market, particularly the high yield sector, which has been benefiting from increased investor demand. Meanwhile, municipal bonds outperformed taxable sectors over the twelve-month period thanks to continued high demand levels, but have struggled in recent months against a weak fundamental backdrop marked by ongoing state and local budget problems. As in the taxable arena, high yield municipals have been outperforming the rest of the market.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period”.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of March 31, 2010	6-month	12-month
US equities (S&P 500 Index)	11.75%	49.77%
Small cap US equities (Russell 2000 Index)	13.07	62.76
International equities (MSCI Europe, Australasia, Far East Index)	3.06	54.44
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.17
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(2.62)	(6.30)
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	1.99	7.69
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	0.28	9.69
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	10.97	55.64

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Global financial markets continue to show signs of improvement, but questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Fund Summary as of March 31, 2010

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period, the Fund’s Institutional shares performed in line with its benchmark, a 60%/40% composite of the S&P 500 Index and the Barclays Capital US Aggregate Bond Index, respectively; Service, Investor A, Investor B and Investor C Shares trailed the blended benchmark. All share classes outperformed the Barclays Capital US Aggregate Bond Index, but underperformed the broad-market S&P 500 Index.

What factors influenced performance?

•

Broad allocation decisions among the major asset classes (stocks, bonds and cash) were strong during the reporting period and benefited Fund performance. The Fund also benefited from positive aggregate performance by the underlying managers of its investment sleeves.

•

The strongest underlying allocation was to the fixed income component of the Fund. A majority of the excess returns in this sleeve were driven by overweight exposure to high-quality non-government spread sectors, including non-agency mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities and investment-grade credit, which continued to benefit from ongoing US government support, improving economic indicators and increased investor risk appetite.

•

An allocation to US mid-cap value equities also helped performance, largely as a result of strong performance by the asset class (+15.32% six-month return, as measured by the Russell Midcap Value Index).

•

The largest detraction effects came from our allocation to international equities, particularly in the large-cap space. This was mainly the function of relatively weak performance by the asset class (+3.06% six-month return, as measured by the MSCI EAFE Index). In the smaller-cap international space, the underlying manager’s underperformance was the result of selection decisions in the financials and materials sectors.

Describe recent portfolio activity.

•	During the six-month period, there were no significant changes to the Fund’s allocations among either the major asset classes or the sub-asset classes.

Describe Fund positioning at period end.

•	The Fund ended the period with an overweight relative to the blended benchmark in equities and an underweight in fixed income.

•

Though there are many long-term headwinds facing the developed world, we think equity markets will grind higher from here. Moderate economic growth, increased merger and acquisition activity and lean corporations should propel both earnings and the equity market higher. From a fixed income perspective, credit is trading fair to the fundamentals in the US market. Interest rates will likely drift higher as the US government borrows more and foreign countries diversify their holdings away from Treasuries.

•	In sum, we have moved from a standpoint of caution to one of guarded optimism. We remain mindful of longer-term headwinds as we look for entry points to selectively add risk back to the Fund.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
Fannie Mae	20%
U.S. Treasury Notes/Strips	6
U.S. Treasury Bonds	3
Freddie Mac	2
Credit Suisse Group	1
Apple, Inc.	1
General Electric Co.	1
Microsoft Corp.	1
Countrywide Financial Corp.	1
SLM Student Loan Trust	1

Portfolio Composition	Percent of Long-Term Investments
Common Stocks	49%
U.S. Government Sponsored Agency Securities	25
U.S. Treasury Obligations	9
Corporate Bonds	7
Non-Agency Mortgage-Backed Securities	5
Asset-Backed Securities	2
Foreign Government Obligations	1
Foreign Agency Obligations	1
Taxable Municipal Bonds	1

4	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments.

3	This unmanaged total return index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues. S&P 500 is a trademark of the McGraw-Hill Companies.

4	This unmanaged market-weighted index is comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended March 31, 2010

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	7.83%	39.18%	N/A	4.81%	N/A	4.89%	N/A
Service	7.73	38.92	N/A	4.52	N/A	4.64	N/A
Investor A	7.70	38.75	31.50%	4.40	3.28%	4.53	3.97%
Investor B	7.28	37.77	33.27	3.59	3.26	3.95	3.95
Investor C	7.28	37.82	36.82	3.66	3.66	3.80	3.80
60% S&P 500 Index/40% Barclays Capital US Aggregate Bond Index	7.88	31.65	N/A	3.64	N/A	2.41	N/A
S&P 500 Index	11.75	49.77	N/A	1.92	N/A	(0.65)	N/A
Barclays Capital US Aggregate Bond Index	1.99	7.69	N/A	5.44	N/A	6.29	N/A

5	Assuming maximum sales charge, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[8]
		Including Interest Expense		Excluding Interest Expense			Including Interest Expense		Excluding Interest Expense
	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During the Period[6]	Ending Account Value March 31, 2010	Expenses Paid During the Period[7]
Institutional	$1,000	$1,078.30	$4.82	$1,078.30	$4.61	$1,000	$1,020.29	$4.68	$1,020.49	$4.48
Service	$1,000	$1,077.30	$6.27	$1,077.30	$6.06	$1,000	$1,018.90	$6.09	$1,019.10	$5.89
Investor A	$1,000	$1,077.00	$6.52	$1,077.00	$6.32	$1,000	$1,018.65	$6.34	$1,018.85	$6.14
Investor B	$1,000	$1,072.80	$10.90	$1,072.80	$10.70	$1,000	$1,014.41	$10.60	$1,014.61	$10.40
Investor C	$1,000	$1,072.80	$10.13	$1,072.80	$9.87	$1,000	$1,015.16	$9.85	$1,015.41	$9.60

6	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.93% for Institutional, 1.21% for Service, 1.26% for Investor A, 2.11% for Investor B and 1.96% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

7	For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.89% for Institutional, 1.17% for Service, 1.22% for Investor A, 2.07% for Investor B and 1.91% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half-year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. Service Shares are subject to a service fee of 0.25% per year (but no distribution fee). Prior to January 28, 2005, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Service Share fees.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Investor B Shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available for purchase through exchanges, dividend reinvestment or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Performance for the Fund for the periods prior to January 31, 2005 is based on performance of a certain former State Street Research mutual fund that reorganized with the Fund on that date.

The Fund’s investment advisor waived or reimbursed a portion of the Fund’s expenses. Without such waiver and reimbursement, the Fund’s performance would have been lower. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2011. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and (b) operating expenses including advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2009 and held through March 31, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

The Benefits and Risks of Leveraging

The Fund may utilize leverage to seek to enhance its yield and net asset values (“NAVs”). However, these objectives cannot be achieved in all interest rate environments.

The Fund may utilize leverage through borrowings, including entering into reverse repurchase agreements and treasury rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained through leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

Furthermore, the value of the Fund’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. Changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long- term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAV and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps, as specified in Note 2 of the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument.

The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	7

Schedule of Investments March 31, 2010 (Unaudited)
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset-Backed Securities
AmeriCredit Automobile Receivables Trust, Series 2008-2, Class A2,
4.23%, 8/06/12(a)	USD	531	$542,786
Amortizing Residential Collateral Trust, Series 2002-BC5, Class M2,
2.05%, 7/25/32(a)		19	7,013
Bank of America Auto Trust, Series 2009-2A, Class A3,
2.13%, 9/15/13(b)		1,430	1,451,569
Carrington Mortgage Loan Trust, Series 2006-NC4, Class A1,
0.30%, 10/25/36(a)		130	126,993
Centex Home Equity Loan Trust:
Series 2002-A, Class MF2, 6.54%, 1/25/32		185	29,266
Series 2003-B, Class M3, 3.35%, 6/25/33(a)		137	19,433
Chase Issuance Trust, Series 2009-A7, Class A7,
0.68%, 9/15/10(a)		1,725	1,727,573
Conseco Financial Corp.:
Series 1996-6, Class A6, 7.95%, 9/15/27		228	231,387
Series 1996-7, Class A6, 7.65%, 10/15/27(a)		100	99,645
Countrywide Asset-Backed Certificates:
Series 2002-2, Class M2, 1.97%, 12/25/31(a)		1	919
Series 2003-3, Class M6, 4.58%, 7/25/32(a)		3	406
Series 2003-BCI, Class M2, 3.25%, 9/25/32(a)		35	9,340
Series 2003-2, Class M2, 2.72%, 3/26/33(a)		123	30,043
Credit-Based Asset Servicing and Securitization LLC, Series 2004-CB4, Class M1,
5.77%, 5/25/35(c)		121	90,413
Globaldrive BV, Series 2008-2, Class A,
4.00%, 10/20/16	EUR	378	521,162
Harley-Davidson Motorcycle Trust:
Series 2005-2, Class A2, 4.07%, 2/15/12	USD	194	193,900
Series 2009-3, Class A2, 0.94%, 4/16/12		1,045	1,046,560
Home Equity Asset Trust, Series 2007-2, Class 2A1,
0.36%, 7/25/37(a)		180	172,933
Lehman XS Trust, Series 2005-5N, Class 3A2,
0.61%, 11/25/35(a)		471	166,219
Long Beach Mortgage Loan Trust:
Series 2003-4, Class M5A, 6.25%, 8/25/33(a)		34	8,649
Series 2004-1, Class M5, 1.90%, 2/25/34(a)		91	39,377
Massachusetts RRB Special Purpose Trust, Series 2001-1, Class A,
6.53%, 6/01/15		1,132	1,234,701
Nissan Auto Receivables Owner Trust, Series 2009-A, Class A2,
2.94%, 7/15/11		748	753,268
Option One Mortgage Loan Trust:
Series 2002-6, Class M1, 1.37%, 11/25/32(a)		16	7,336
Series 2002-6, Class M2, 2.80%, 11/25/32(a)		35	9,522
Series 2003-4, Class A2, 0.89%, 7/25/33(a)		71	49,915
Series 2003-4, Class M5A, 5.87%, 7/25/33(a)		24	2,040
Series 2003-5, Class M4, 4.60%, 8/25/33(a)		23	3,055
Residential Asset Mortgage Products, Inc.:
Series 2003-RZ2, Class M3, 5.50%, 4/25/33(c)		55	5,678
Series 2007-RS2, Class A1, 0.37%, 5/25/37(a)		370	348,182
Residential Asset Securities Corp., Series 2002-KS4, Class AIIB,
0.75%, 7/25/32(a)		32	15,995
SLM Student Loan Trust:
Series 2008-5, Class A2, 1.35%, 10/25/16(a)		1,720	1,748,277
Series 2008-5, Class A3, 1.55%, 1/25/18(a)		440	454,023
Series 2005-4, Class A2, 0.33%, 4/26/21(a)		458	456,650
Series 2008-5, Class A4, 1.95%, 7/25/23(a)		1,170	1,236,981
Structured Asset Investment Loan Trust, Series 2003-BC3, Class M2,
3.17%, 4/25/33(a)		11	2,538
Structured Asset Receivables Trust Certificates, Series 2003-2A,
0.65%, 1/21/11(a)(b)(d)		—	268

Total Asset-Backed Securities — 2.3%			12,844,015

Collateralized Debt Obligations — 0.0%
Knollwood Ltd., Series 2004-1A, Class C,
3.45%, 1/10/39(a)(b)		115	—

	Shares
Common Stocks
Aerospace & Defense — 0.9%
Argon ST, Inc.(e)		4,742	126,185
BE Aerospace, Inc.(e)		21,800	663,810
L-3 Communications Holdings, Inc.		9,100	833,833
Lockheed Martin Corp.		4,400	366,168
Meggitt Plc		120,000	557,657
Northrop Grumman Corp.		17,600	1,154,032
Orbital Sciences Corp.(e)		18,800	357,388
Precision Castparts Corp.		2,400	304,104
Raytheon Co.		9,400	536,928

			4,900,105

Air Freight & Logistics — 0.4%
Atlas Air Worldwide Holdings, Inc.(e)		4,600	244,030
FedEx Corp.		1,275	119,085
Forward Air Corp.		6,500	170,950
United Parcel Service, Inc. - Class B		28,450	1,832,465

			2,366,530

Airlines — 0.8%
British Airways Plc(e)		92,100	340,604
China Airlines Ltd.(e)		626,244	228,407
Delta Air Lines, Inc.(e)		126,650	1,847,824
Deutsche Lufthansa AG		24,000	397,791
Korean Air Lines Co. Ltd.(e)		5,100	299,649
Ryanair Holdings Plc - ADR(e)		32,699	888,432
UAL Corp.(e)		20,200	394,910

			4,397,617

Auto Components — 0.5%
Aisin Seiki Co. Ltd.		11,000	330,308
Bridgestone Corp.		43,100	737,610
Cooper Tire & Rubber Co.		3,300	62,766
Dana Holding Corp.(e)		16,400	194,832
Hyundai Mobis		2,100	278,299

See Notes to Financial Statements.

8	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Auto Components (concluded)
Lear Corp.(e)	4,100	$325,335
Magna International, Inc. - Class A(e)	3,900	241,215
Nifco, Inc.	10,400	239,902
Valeo SA(e)	5,000	178,230
Westport Innovations, Inc. (acquired 9/15/04, cost $10,162)(e)(f)	2,086	34,320

		2,622,817

Automobiles — 0.3%
Astra International Tbk PT	134,500	617,958
Dongfeng Motor Group Co. Ltd. - H Shares	172,700	280,030
Toyota Motor Corp.	22,000	884,606

		1,782,594

Beverages — 0.7%
Britvic Plc	52,400	368,367
The Coca-Cola Co.	37,323	2,052,765
Coca-Cola Enterprises, Inc.	10,050	277,983
Constellation Brands, Inc. - Class A(e)	19,460	319,922
Heckmann Corp.(e)	39,500	229,100
Molson Coors Brewing Co. - Class B	6,500	273,390
PepsiCo, Inc.	4,280	283,165

		3,804,692

Biotechnology — 0.9%
Allos Therapeutics, Inc.(e)	3,000	22,290
Amgen, Inc.(e)	35,350	2,112,516
Amylin Pharmaceuticals, Inc.(e)	5,900	132,691
BioMarin Pharmaceutical, Inc.(e)	1,900	44,403
Cubist Pharmaceuticals, Inc.(e)	6,800	153,272
Dendreon Corp.(e)	11,000	401,170
Genzyme Corp.(e)	2,700	139,941
Gilead Sciences, Inc.(e)	29,050	1,321,194
Incyte Corp. Ltd.(e)	2,300	32,108
InterMune, Inc.(e)	2,700	120,339
Onyx Pharmaceuticals, Inc.(e)	5,200	157,456
OSI Pharmaceuticals, Inc.(e)	2,900	172,695
United Therapeutics Corp.(e)	1,600	88,528
Vanda Pharmaceuticals, Inc.(e)	5,800	66,932

		4,965,535

Building Products — 0.3%
Asahi Glass Co. Ltd.	43,700	492,902
KCC Corp.	1,100	344,376
Masco Corp.	30,100	467,152
Owens Corning(e)	10,500	267,120

		1,571,550

Capital Markets — 1.4%
Ameriprise Financial, Inc.	4,483	203,349
Daishin Securities Co. Ltd.(e)	10,600	147,372
F&C Asset Management Plc	126,600	119,411
Financial Engines, Inc.(e)	1,200	20,280
Franklin Resources, Inc.	1,850	205,165
The Goldman Sachs Group, Inc.	15,125	2,580,779
Greenhill & Co., Inc.	2,900	238,061
Invesco Ltd.	27,188	595,689
Matsui Securities Co. Ltd.	35,100	251,375
MF Global Holdings Ltd.(e)	1,400	11,298
Mizuho Securities Co. Ltd.(e)	137,400	435,069
Morgan Stanley	7,600	222,604
Nomura Holdings, Inc.	132,900	975,173
Northern Trust Corp.	3,300	182,358
Och-Ziff Capital Management Group LLC - Class A	4,800	76,800
Polaris Securities Co. Ltd.(e)	393,212	204,408
Schroders Plc	11,600	247,799
SWS Group, Inc.	10,400	119,912
Treasure Island Royalty Trust(e)	217,129	227,986
UBS AG(e)	52,124	847,948
Yuanta Financial Holding Co. Ltd.	252,800	151,667

		8,064,503

Chemicals — 2.1%
Agrium, Inc.	5,750	406,122
Air Water, Inc.	96,500	1,105,582
Airgas, Inc.	3,450	219,489
Albemarle Corp.	5,700	242,991
Ashland, Inc.	13,554	715,245
Cabot Corp.	11,900	361,760
Celanese Corp. - Series A	7,900	251,615
Clariant AG(e)	34,800	442,982
Cytec Industries, Inc.	9,500	444,030
The Dow Chemical Co.	4,254	125,791
Eastman Chemical Co.	12,750	811,920
Ecolab, Inc.	12,600	553,770
FMC Corp.	4,650	281,511
Georgia Gulf Corp.(e)	1,700	31,433
Huntsman Corp.	45,200	544,660
Hyosung Corp.	3,710	266,626
Intrepid Potash, Inc.(e)	3,900	118,287
Lanxess AG	9,900	455,947
The Lubrizol Corp.	10,500	963,060
PPG Industries, Inc.	10,700	699,780
Rhodia SA(e)	11,000	227,146
RPM International, Inc.	12,900	275,286
Shin-Etsu Chemical Co. Ltd.	7,800	453,933
Symrise AG	10,200	241,718
Syngenta AG	3,011	836,091
Yara International ASA	4,800	208,686
Zeon Corp.	93,300	545,566

		11,831,027

Commercial Banks — 2.0%
Associated Banc-Corp.	23,400	322,920
Bangkok Bank Public Co. Ltd.	38,000	148,799
Bank Central Asia Tbk PT	982,000	592,457
The Bank of Yokohama Ltd.	31,000	152,116
The Chiba Bank Ltd.	25,400	152,080
China Construction Bank Corp. - Class H	571,000	466,813
City National Corp.	3,000	161,910
Credit Agricole SA	43,102	752,911
DBS Group Holdings Ltd.	114,660	1,169,046
Fifth Third Bancorp	34,975	475,310
HSBC Holdings Plc	120,442	1,220,546
Itau UniBanco Holding SA - ADR	24,025	528,310
KeyCorp	39,300	304,575
Mega Financial Holding Co. Ltd.	264,400	153,278
National Bank of Canada	4,400	267,903
Standard Chartered Plc	31,829	867,572
TCF Financial Corp.	20,100	320,394
U.S. Bancorp	13,475	348,733
Union Bank of India	50,000	324,822
Unione di Banche Italiane ScpA	10,300	138,935

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	9

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Commercial Banks (concluded)
Wells Fargo & Co.	65,075	$2,025,134
Wing Hang Bank Ltd.	13,600	124,247
Zions Bancorporation(g)	11,250	245,475

		11,264,286

Commercial Services & Supplies — 0.6%
Alexco Resource Corp.(e)	17,322	59,765
Babcock International Group Plc	63,200	577,815
Clean Harbors, Inc.(e)	1,600	88,896
Corrections Corp. of America(e)	13,500	268,110
Mitie Group Plc	63,700	221,225
R.R. Donnelley & Sons Co.	27,900	595,665
Rentokil Initial Plc(e)	423,911	840,936
Republic Services, Inc.	6,650	192,983
RPS Group Plc	90,000	279,752
SYKES Enterprises, Inc.(e)	8,348	190,668
VT Group Plc	12,200	138,792

		3,454,607

Communications Equipment — 1.1%
Alcatel-Lucent - ADR(e)	67,200	209,664
Calix, Inc.(e)	1,500	20,175
Ciena Corp.(e)	9,500	144,780
Cisco Systems, Inc.(e)	67,291	1,751,585
F5 Networks, Inc.(e)	9,300	572,043
Harris Corp.	3,771	179,085
Juniper Networks, Inc.(e)	3,300	101,244
Meru Networks, Inc.(e)	700	13,419
Nokia Oyj	55,336	862,367
QUALCOMM, Inc.	38,277	1,607,251
Telefonaktiebolaget LM Ericsson - B Shares	78,503	823,184

		6,284,797

Computers & Peripherals — 2.3%
Apple, Inc.(e)	20,934	4,918,025
Dell, Inc.(e)	21,900	328,719
EMC Corp.(e)	23,500	423,940
Hewlett-Packard Co.	52,225	2,775,759
International Business Machines Corp.	7,275	933,019
Lexmark International, Inc. - Class A(e)	16,800	606,144
NetApp, Inc.(e)	37,100	1,207,976
Seagate Technology(e)	47,600	869,176
Western Digital Corp.(e)	27,146	1,058,422

		13,121,180

Construction & Engineering — 0.2%
Chicago Bridge & Iron Co. NV(e)	4,600	106,996
FLSmidth & Co. A/S	6,700	464,037
Jacobs Engineering Group, Inc.(e)	4,700	212,393
Quanta Services, Inc.(e)	13,100	250,996
The Shaw Group, Inc.(e)	3,266	112,416
URS Corp.(e)	1,500	74,415

		1,221,253

Construction Materials — 0.2%
Fletcher Building Ltd.	80,258	475,413
HeidelbergCement AG	6,686	372,152
Italcementi SpA	16,500	190,743

		1,038,308

Consumer Finance — 0.3%
American Express Co.	5,375	221,772
AmeriCredit Corp.(e)	13,000	308,880
Capital One Financial Corp.	20,400	844,764
Discover Financial Services	12,125	180,663
Dollar Financial Corp.(e)	9,800	235,788
SLM Corp.(e)	9,900	123,948

		1,915,815

Containers & Packaging — 0.3%
Bemis Co., Inc.	11,700	336,024
BWAY Holding Co.(e)	4,300	86,430
DS Smith Plc	155,200	317,390
Owens-Illinois, Inc.(e)	18,520	658,201
Pactiv Corp.(e)	14,900	375,182
Sealed Air Corp.	8,700	183,396

		1,956,623

Distributors — 0.1%
CFAO SA(e)	14,417	537,244
Inchcape Plc(e)	456,800	204,331

		741,575

Diversified Consumer Services — 0.1%
DeVry, Inc.	2,800	182,560
Grand Canyon Education, Inc.(e)	6,200	162,068
H&R Block, Inc.	10,600	188,680

		533,308

Diversified Financial Services — 1.2%
Bank of America Corp.	56,450	1,007,633
Citigroup, Inc.(e)	22,048	89,294
CME Group, Inc.	800	252,888
Deutsche Boerse AG	2,600	192,370
IntercontinentalExchange, Inc.(e)	2,000	224,360
Investor AB - B Shares(e)	42,070	806,611
JPMorgan Chase & Co.	47,425	2,122,269
London Stock Exchange Group Plc	13,400	144,489
Moody’s Corp.	26,200	779,450
MSCI, Inc. - Class A(e)	4,150	149,815
NYSE Euronext	13,500	399,735
PHH Corp.(e)	15,500	365,335
Pohjola Bank Plc	15,100	169,461

		6,703,710

Diversified Telecommunication Services — 0.8%
AT&T, Inc.	39,667	1,024,995
BT Group Plc	260,251	488,518
Cbeyond, Inc.(e)	8,300	113,544
CenturyTel, Inc.	4,932	174,889
Koninklijke KPN NV	48,708	772,949
Telecom Corp. of New Zealand Ltd.	121,600	186,997
Verizon Communications, Inc.	50,819	1,576,405
Vimpel-Communications - ADR	11,100	204,351

		4,542,648

Electric Utilities — 0.5%
American Electric Power Co., Inc.	3,650	124,757
Companhia Energetica de Minas Gerais - CEMIG - ADR	19,191	319,338
E.ON AG	24,894	920,351
Edison International	16,375	559,534
Entergy Corp.	4,610	375,024
Northeast Utilities	11,550	319,242

See Notes to Financial Statements.

10	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Electric Utilities (concluded)
Westar Energy, Inc.	5,800	$129,340

		2,747,586

Electrical Equipment — 0.3%
Alstom SA	8,850	551,037
AMETEK, Inc.	5,800	240,468
Cooper Industries Plc - Class A	5,700	273,258
GT Solar International, Inc.(e)	7,000	36,610
Hubbell, Inc. - Class B	1,900	95,817
ITM Power Plc(e)	12,000	3,608
Thomas & Betts Corp.(e)	9,300	364,932
Tognum AG	20,500	385,601

		1,951,331

Electronic Equipment, Instruments & Components — 0.8%
Amphenol Corp. - Class A	5,900	248,921
Anixter International, Inc.(e)	5,429	254,349
Arrow Electronics, Inc.(e)	5,925	178,520
AU Optronics Corp. - ADR	27,269	308,958
Cogent, Inc.(e)	21,925	223,635
FUJIFILM Holdings Corp.	21,400	737,136
Hitachi Ltd.(e)	224,000	833,417
Hollysys Automation Technologies Ltd.(e)	12,400	142,724
Jabil Circuit, Inc.	13,225	214,113
Nidec Corp.	2,000	214,444
Tech Data Corp.(e)	15,790	661,601
Tyco Electronics Ltd.	6,125	168,315
Venture Corp. Ltd.	35,000	217,867

		4,404,000

Energy Equipment & Services — 1.5%
AMEC Plc	18,000	218,242
Atwood Oceanics, Inc.(e)	15,200	526,376
Baker Hughes, Inc.	4,600	215,464
ENSCO International Plc - ADR	1,600	71,648
Halliburton Co.	19,130	576,387
Nabors Industries Ltd.(e)	10,075	197,772
National Oilwell Varco, Inc.	16,600	673,628
Noble Corp.(e)	15,418	644,781
Oil States International, Inc.(e)	13,500	612,090
Rowan Cos., Inc.(e)	25,900	753,949
Schlumberger Ltd.	29,747	1,887,745
SEACOR Holdings, Inc.(e)	4,800	387,168
Superior Energy Services, Inc.(e)	13,305	279,671
Technicoil Corp.(e)	12,900	7,621
Technicoil Corp. (acquired 6/15/04, cost $24,418)(e)(f)	33,500	19,790
Tidewater, Inc.	12,500	590,875
Transocean Ltd.(e)	5,456	471,289
Weatherford International Ltd.(e)	13,100	207,766
Xtreme Coil Drilling Corp.(e)	11,200	43,889

		8,386,151

Food & Staples Retailing — 0.8%
Casino Guichard Perrachon SA	3,100	261,997
The Kroger Co.	8,400	181,944
Safeway, Inc.	22,380	556,367
Tesco Plc	112,521	743,939
Walgreen Co.	2,700	100,143
Wal-Mart Stores, Inc.	33,036	1,836,801
Whole Foods Market, Inc.(e)	17,500	632,625

		4,313,816

Food Products — 1.4%
American Italian Pasta Co. - Class A(e)	4,000	155,480
Aryzta AG	6,600	289,100
Associated British Foods Plc	55,587	826,119
Barry Callebaut AG(e)	200	129,001
ConAgra Foods, Inc.	24,800	621,736
Corn Products International, Inc.	5,047	174,929
Dean Foods Co.(e)	4,500	70,605
Del Monte Foods Co.	61,696	900,762
Diamond Foods, Inc.	3,300	138,732
General Mills, Inc.	1,900	134,501
Greencore Group Plc	121,900	229,268
The Hershey Co.	600	25,686
The J.M. Smucker Co.	4,000	241,040
Marine Harvest ASA(e)	342,200	304,206
Nestle SA	37,015	1,896,723
Nong Shim Co. Ltd.	1,100	220,802
Nutreco Holding NV	4,900	308,622
Parmalat SpA	86,500	236,948
Sara Lee Corp.	54,775	763,016
Tyson Foods, Inc. - Class A	12,750	244,163
Viscofan SA	11,900	312,288

		8,223,727

Gas Utilities — 0.4%
Atmos Energy Corp.	9,000	257,130
Energen Corp.	4,228	196,729
EQT Corp.	19,670	806,470
ONEOK, Inc.	5,225	238,521
Questar Corp.	9,880	426,816
UGI Corp.	16,500	437,910

		2,363,576

Health Care Equipment & Supplies — 1.5%
Ansell Ltd.	36,971	411,104
Becton, Dickinson & Co.	2,900	228,317
Boston Scientific Corp.(e)	15,000	108,300
CareFusion Corp.(e)	5,700	150,651
China Medical Technologies, Inc. - ADR	6,300	85,806
Cie Generale d’Optique Essilor International SA	9,795	625,508
The Cooper Cos., Inc.	4,548	176,826
Elekta AB - B Shares	8,700	242,992
Gen-Probe, Inc.(e)	7,000	350,000
Getinge AB - B Shares	9,200	220,597
Haemonetics Corp.(e)	800	45,720
Hologic, Inc.(e)	12,400	229,896
Hospira, Inc.(e)	3,450	195,442
Inverness Medical Innovations, Inc.(e)	10,800	420,660
Kinetic Concepts, Inc.(e)	18,200	870,142
Merit Medical Systems, Inc.(e)	800	12,200
Mindray Medical International Ltd. - ADR	7,000	254,940
ResMed, Inc. - CDI(e)	49,600	318,608
Sirona Dental Systems, Inc.(e)	11,200	425,936
Smith & Nephew Plc	32,400	323,546
SonoSite, Inc.(e)	4,925	158,142
Sonova Holding AG	3,200	397,186
St. Jude Medical, Inc.(e)	24,500	1,005,725

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	11

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Health Care Equipment & Supplies (concluded)
Zimmer Holdings, Inc.(e)	23,000	$1,361,600

		8,619,844

Health Care Providers & Services — 2.1%
Aetna, Inc.	7,300	256,303
AmerisourceBergen Corp.	19,700	569,724
Cardinal Health, Inc.	26,125	941,284
Community Health Systems, Inc.(e)	14,900	550,257
Coventry Health Care, Inc.(e)	23,500	580,920
Emergency Medical Services Corp. - Class A(e)	2,600	147,030
Express Scripts, Inc.(e)	15,900	1,617,984
Fresenius Medical Care AG & Co. KGaA	4,900	276,082
HealthSouth Corp.(e)	10,900	203,830
Humana, Inc.(e)	13,800	645,426
Lincare Holdings, Inc.(e)	20,200	906,576
Magellan Health Services, Inc.(e)	3,500	152,180
McKesson Corp.	13,800	906,936
Medco Health Solutions, Inc.(e)	4,000	258,240
MEDNAX, Inc.(e)	7,280	423,623
Rhoen-Klinikum AG	3,200	81,895
UnitedHealth Group, Inc.	38,975	1,273,313
Universal Health Services, Inc. - Class B	18,150	636,883
WellPoint, Inc.(e)	21,090	1,357,774

		11,786,260

Health Care Technology — 0.2%
Cerner Corp.(e)(g)	11,600	986,696
MedAssets, Inc.(e)	5,700	119,700
Phase Forward, Inc.(e)	6,300	82,341

		1,188,737

Hotels, Restaurants & Leisure — 1.4%
7 Days Group Holdings Ltd. - ADR(e)	16,800	174,552
Aristocrat Leisure Ltd.	40,900	169,704
Bally Technologies, Inc.(e)	10,500	425,670
Brinker International, Inc.	6,950	133,996
Burger King Holdings, Inc.	3,500	74,410
The Cheesecake Factory, Inc.(e)	2,500	67,650
Darden Restaurants, Inc.	20,875	929,773
Domino’s Pizza UK & IRL Plc	34,900	178,953
Fu Ji Food & Catering Services Holdings Ltd.(e)	208,300	268
Home Inns & Hotels Management, Inc. - ADR(e)	5,400	176,796
InterContinental Hotels Group Plc	23,318	364,999
Jack in the Box, Inc.(e)	3,400	80,070
Las Vegas Sands Corp.(e)(g)	42,500	898,875
McDonald’s Corp.	2,625	175,140
Melco Crown Entertainment Ltd. - ADR(e)	58,400	281,488
P.F. Chang’s China Bistro, Inc.(e)	1,100	48,543
PartyGaming Plc(e)	66,700	324,103
Penn National Gaming, Inc.(e)	6,800	189,040
REXLot Holdings Ltd.	2,634,700	376,269
Scientific Games Corp. - Class A(e)	54,700	770,176
Starbucks Corp.	35,700	866,439
Starwood Hotels & Resorts Worldwide, Inc.	24,400	1,138,016
Whitbread Plc	10,500	235,065

		8,079,995

Household Durables — 0.3%
Garmin Ltd.	5,700	219,336
Harman International Industries, Inc.(e)	4,800	224,544
Lennar Corp. - Class A	7,150	123,051
MDC Holdings, Inc.	5,800	200,738
Newell Rubbermaid, Inc.	15,575	236,740
Stanley Black & Decker, Inc.	4,300	246,863
Whirlpool Corp.	2,879	251,193

		1,502,465

Household Products — 0.6%
Church & Dwight Co., Inc.	3,600	241,020
Kimberly-Clark Corp.	3,450	216,936
The Procter & Gamble Co.	44,780	2,833,231

		3,291,187

Independent Power Producers & Energy Traders — 0.4%
Constellation Energy Group, Inc.	20,975	736,432
International Power Plc	67,500	327,750
Mirant Corp.(e)	35,000	380,100
NRG Energy, Inc.(e)	36,160	755,744

		2,200,026

Industrial Conglomerates — 0.5%
3M Co.	2,100	175,497
Carlisle Cos., Inc.	5,800	220,980
General Electric Co.	79,175	1,440,985
Keppel Corp. Ltd.	142,000	924,894
Textron, Inc.	6,500	137,995
Tyco International Ltd.	3,725	142,481

		3,042,832

Insurance — 2.3%
ACE Ltd.	2,825	147,747
Aegon NV(e)	44,000	300,363
AFLAC, Inc.	3,775	204,945
Allianz SE	9,873	1,235,682
Allied World Assurance Co. Holdings Ltd.	6,500	291,525
The Allstate Corp.	5,525	178,513
American Financial Group, Inc.	22,600	642,970
AON Corp.	3,800	162,298
Aspen Insurance Holdings Ltd.	3,200	92,288
Assurant, Inc.	18,000	618,840
AXIS Capital Holdings Ltd.	10,810	337,921
Berkshire Hathaway, Inc. - Class B(e)	2,210	179,607
Catlin Group Ltd.	18,120	99,083
Endurance Specialty Holdings Ltd.	10,700	397,505
Everest Re Group Ltd.	4,700	380,371
Flagstone Reinsurance Holdings Ltd.	16,600	190,236
Fondiaria-Sai SpA	16,900	253,920
The Hanover Insurance Group, Inc.	7,587	330,869
The Hartford Financial Services Group, Inc.	6,050	171,941
HCC Insurance Holdings, Inc.	29,510	814,476
Legal & General Group Plc	204,900	273,226
Lincoln National Corp.	7,800	239,460
Loews Corp.	23,300	868,624
PICC Property & Casualty Co. Ltd. - H Shares(e)	254,600	258,840
Primerica, Inc.(e)	2,400	36,000
Prudential Financial, Inc.	5,490	332,145
Prudential Plc	66,649	551,363
RenaissanceRe Holdings Ltd.	10,256	582,131
Swiss Reinsurance Co. Ltd.(e)	6,800	333,645
Topdanmark A/S(e)	2,900	377,588
The Travelers Cos., Inc.	24,975	1,347,151
Unitrin Inc	2,600	72,930
Unum Group	18,200	450,814
W.R. Berkley Corp.	7,590	198,023

See Notes to Financial Statements.

12	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Insurance (concluded)
XL Capital Ltd. - Class A	13,150	$248,535

		13,201,575

Internet & Catalog Retail — 0.5%
Amazon.com, Inc.(e)	17,550	2,382,062
Expedia, Inc.	4,600	114,816
Liberty Media Corp. - Interactive(e)	3,500	53,585
priceline.com, Inc.(e)	1,075	274,125
Shutterfly, Inc.(e)	4,200	101,178

		2,925,766

Internet Software & Services — 1.0%
Baidu, Inc. - ADR(e)	1,400	835,800
Constant Contact, Inc.(e)	3,900	90,558
eBay, Inc.(e)	2,925	78,829
Google, Inc. - Class A(e)	5,922	3,357,833
GSI Commerce, Inc.(e)	4,900	135,583
Open Text Corp.(e)	6,200	294,314
Tencent Holdings Ltd.	26,900	538,998
Yahoo!, Inc.(e)	18,800	310,764

		5,642,679

IT Services — 1.0%
Alliance Data Systems Corp.(e)(g)	5,700	364,743
Amdocs Ltd.(e)	34,167	1,028,768
Broadridge Financial Solutions, Inc.	4,725	101,020
Cap Gemini SA	5,400	265,500
Computer Sciences Corp.(e)	14,400	784,656
Dimension Data Holdings Plc	151,300	209,353
DST Systems, Inc.	3,700	153,365
ExlService Holdings, Inc.(e)	13,498	225,147
Fidelity National Information Services, Inc.	9,700	227,368
Gartner, Inc.(e)	20,600	458,144
Genpact Ltd.(e)	18,700	313,599
Global Cash Access Holdings, Inc.(e)	22,800	186,276
Lender Processing Services, Inc.	13,100	494,525
Mastercard, Inc. - Class A	3,000	762,000
Sapient Corp.	16,100	147,154

		5,721,618

Leisure Equipment & Products — 0.1%
Mattel, Inc.	18,800	427,512

Life Sciences Tools & Services — 0.5%
Bruker Corp.(e)	5,300	77,645
Covance, Inc.(e)	15,000	920,850
ICON Plc - ADR(e)	5,700	150,480
Life Technologies Corp.(e)	15,100	789,277
PerkinElmer, Inc.	7,100	169,690
Thermo Fisher Scientific, Inc.(e)	9,900	509,256

		2,617,198

Machinery — 2.6%
Amada Co. Ltd.	52,200	438,368
Caterpillar, Inc.	1,226	77,054
Cummins, Inc.	17,000	1,053,150
Danaher Corp.	29,000	2,317,390
Eaton Corp.	13,250	1,003,952
GEA Group AG	22,600	523,525
Harsco Corp.	2,800	89,432
Hino Motors Ltd.(e)	104,600	442,270
Ingersoll-Rand Plc	5,125	178,709
Joy Global, Inc.	30,300	1,714,980
The Manitowoc Co., Inc.	28,600	371,800
Metso Oyj	11,800	380,841
Nabtesco Corp.	36,400	486,057
Navistar International Corp.(e)	3,000	134,190
NSK Ltd.	64,000	506,214
NTN Corp.	110,700	500,772
PACCAR, Inc.	32,500	1,408,550
Parker Hannifin Corp.	14,800	958,152
Pentair, Inc.	7,000	249,340
Railpower Technologies Corp.(e)	17,600	—
SPX Corp.	8,100	537,192
Sumitomo Heavy Industries Ltd.	67,000	404,253
Terex Corp.(e)	15,500	352,005
Timken Co.	21,883	656,709
Trinity Industries, Inc.	7,000	139,720

		14,924,625

Media — 1.5%
Aegis Group Plc	136,300	263,552
Cablevision Systems Corp. - Class A	14,400	347,616
CBS Corp. - Class B	63,300	882,402
CKX, Inc.(e)	73,750	452,088
Comcast Corp. - Class A	86,375	1,625,578
DIRECTV - Class A(e)	7,000	236,670
DISH Network Corp. - Class A	6,600	137,412
DreamWorks Animation SKG, Inc. - Class A(e)	7,450	293,456
Focus Media Holding Ltd. - ADR(e)	10,600	193,556
The Interpublic Group of Cos., Inc.(e)	41,900	348,608
Liberty Global, Inc. - Class A(e)	9,500	277,020
Live Nation Entertainment, Inc.(e)	12,200	176,900
The McGraw-Hill Cos., Inc.	3,850	137,252
Naspers Ltd. - N Shares	6,200	268,824
News Corp. - Class A	17,625	253,976
Reed Elsevier NV	15,200	184,466
SES SA	36,343	909,220
Time Warner Cable, Inc.	1,771	94,412
Time Warner, Inc.	11,208	350,474
Viacom, Inc. - Class B(e)	9,750	335,205
Wolters Kluwer NV	11,400	246,985
Woongjin Thinkbig Co. Ltd.	20,570	457,710

		8,473,382

Metals & Mining — 1.8%
Agnico-Eagle Mines Ltd.	5,200	289,484
Archipelago Resources Plc(e)	78,900	43,520
Baja Mining Corp.(e)	59,300	47,293
BHP Billiton Plc	50,582	1,728,790
Century Aluminum Co.(e)	18,634	256,404
Crosshair Exploration & Mining Corp.(e)	5,600	1,048
Crosshair Exploration & Mining Corp. (acquired 4/01/08, cost $6,372)(e)(f)	5,300	991
Eldorado Gold Corp.(e)	53,262	646,601
Eramet SA	1,250	428,853
European Goldfields Ltd.(e)	12,100	83,276
Freeport-McMoRan Copper & Gold, Inc.	21,632	1,807,137
Gold Reserve, Inc.(e)	26,280	28,645
Grande Cache Coal Corp.(e)	31,200	253,741
Hidili Industry International Development Ltd.(e)	323,100	350,704
Kinross Gold Corp.	22,235	379,996
Lake Shore Gold Corp.(e)	17,719	43,964

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	13

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Metals & Mining (concluded)
MacArthur Coal Ltd.	46,100	$593,773
Minefinders Corp. Ltd.(e)	40,000	370,400
Reliance Steel & Aluminum Co.	3,990	196,428
Silvercorp Metals, Inc.	30,900	212,054
Sims Metal Management Ltd.	12,100	238,437
Steel Dynamics, Inc.	7,175	125,347
Sumitomo Metal Industries Ltd.	141,000	427,466
Sunridge Gold Corp.(e)	146,757	65,023
Tambang Batubara Bukit Asam Tbk PT	89,200	170,197
Tung Ho Steel Enterprise Corp	172,900	196,286
United States Steel Corp.	11,900	755,888
Western Coal Corp.(e)	7,800	46,693
Yamana Gold, Inc.	23,900	236,494

		10,024,933

Multiline Retail — 0.8%
Big Lots, Inc.(e)	15,900	579,078
Dollar Tree, Inc.(e)	3,575	211,712
Golden Eagle Retail Group Ltd.	91,100	181,822
Kohl’s Corp.(e)	30,302	1,659,944
Macy’s, Inc.	49,850	1,085,234
Mothercare Plc	22,200	202,247
Next Plc	5,500	180,674
PPR	1,600	212,714
Saks, Inc.(e)	26,400	227,040
Target Corp.	3,525	185,415

		4,725,880

Multi-Utilities — 0.5%
CenterPoint Energy, Inc.	13,925	199,963
CMS Energy Corp.	21,800	337,028
DTE Energy Co.	19,725	879,735
Integrys Energy Group, Inc.	4,000	189,520
NiSource, Inc.	37,200	587,760
PG&E Corp.	7,600	322,392
Wisconsin Energy Corp.	5,880	290,531

		2,806,929

Office Electronics — 0.2%
Canon, Inc.	23,200	1,073,122
Xerox Corp.	37,850	369,037

		1,442,159

Oil, Gas & Consumable Fuels — 6.2%
Adaro Energy PT	1,032,000	221,710
Alpha Natural Resources, Inc.(e)	6,937	346,087
American Oil & Gas, Inc.(e)	10,647	72,400
Anadarko Petroleum Corp.	12,300	895,809
Apache Corp.	1,650	167,475
Approach Resources, Inc.(e)	1,700	15,436
Arcan Resources Ltd.(e)	7,500	29,685
Arch Coal, Inc.	31,700	724,345
Atlas Energy, Inc.(e)	10,000	311,200
ATP Oil & Gas Corp.(e)	4,300	80,883
Banpu Public Co. Ltd.	12,500	233,558
Bellatrix Exploration Ltd.(e)	11,382	42,361
BG Group Plc	43,149	747,246
Cairn Energy Plc(e)	113,973	721,685
Canadian Superior Energy, Inc.(e)	57,300	34,752
Canext Energy Ltd.(e)	4,020	2,058
Carrizo Oil & Gas, Inc.(e)	8,100	185,895
Chesapeake Energy Corp.	8,325	196,803
Chevron Corp.	13,400	1,016,122
Cimarex Energy Co.	5,500	326,590
Cinch Energy Corp. (acquired 6/07/04 through 7/07/05, cost $63,400)(e)(f)	40,320	53,196
Clayton Williams Energy, Inc.(e)	19,123	668,923
Compton Petroleum Corp.(e)	3,800	3,517
Comstock Resources, Inc.(e)	4,883	155,279
ConocoPhillips	32,850	1,680,934
CONSOL Energy, Inc.	34,089	1,454,237
Crew Energy, Inc.(e)	30,300	518,201
Crew Energy, Inc. (acquired 5/12/04, cost $36,232)(e)(f)	9,400	160,762
Daylight Resources Trust	51,054	528,812
Delphi Energy Corp.(e)	24,700	63,230
Energy XXI Bermuda Ltd.(e)	8,420	150,802
EOG Resources, Inc.	11,300	1,050,222
EXCO Resources, Inc.	17,500	321,650
Exxon Mobil Corp.	34,200	2,290,716
Fairborne Energy Ltd.(e)	16,182	60,703
Galleon Energy, Inc. - Class A(e)	61,017	413,929
Gastar Exploration Ltd.(e)	3,180	15,455
GMX Resources, Inc.(e)(g)	8,612	70,791
Goodrich Petroleum Corp.(e)	18,400	287,776
Gran Tierra Energy, Inc.(e)	80,800	477,330
Heritage Oil Plc(e)	40,000	340,368
Ithaca Energy, Inc.(e)	4,700	9,625
James River Coal Co.(e)	2,300	36,570
Longview Energy Co. (acquired 8/13/04, cost $48,000)(e)(f)	3,200	33,440
Lynden Energy Corp.(e)	3,500	2,585
Magnum Hunter Resources Corp.(e)	28,200	85,728
Marathon Oil Corp.	33,300	1,053,612
Massey Energy Co.	39,488	2,064,828
Matador Resources Co. (acquired 10/14/03 through 4/13/06, cost $62,950)(e)(f)	8,685	119,940
Midnight Oil Exploration Ltd.(e)	69,600	73,324
Midnight Oil Exploration Ltd. (acquired 12/12/05, cost $39,607)(e)(f)	11,600	12,221
Midway Energy Ltd.(e)	841	2,716
NAL Oil & Gas Trust	396	5,049
Newfield Exploration Co.(e)	5,785	301,109
Niko Resources Ltd.	2,000	213,322
Occidental Petroleum Corp.	3,925	331,819
Open Range Energy Corp.(e)	1,975	3,209
Overseas Shipholding Group, Inc.	4,800	188,304
Pacific Rodera Energy, Inc.(e)	37,300	11,018
Pacific Rubiales Energy Corp.(e)	11,900	231,169
Pan Orient Energy Corp.(e)	25,700	159,415
Paramount Resources Ltd. - Class A(e)	15,500	258,982
Patriot Coal Corp.(e)	2,798	57,247
Peabody Energy Corp.	26,498	1,210,959
Penn Virginia Corp.	30,000	735,000
Penn West Energy Trust	10,319	218,542
Petrohawk Energy Corp.(e)	45,600	924,768
Petrolifera Petroleum Ltd.(e)	30,150	28,498
Plains Exploration & Production Co.(e)	55,325	1,659,197
ProspEx Resources Ltd.(e)	43,140	62,863
Quicksilver Resources, Inc.(e)	10,200	143,514
Range Resources Corp.	14,000	656,180
Rosetta Resources, Inc.(e)	11,300	266,115

See Notes to Financial Statements.

14	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares	Value
Common Stocks
Oil, Gas & Consumable Fuels (concluded)
SandRidge Energy, Inc.(e)(g)	21,300	$164,010
Southern Union Co.	20,800	527,696
St. Mary Land & Exploration Co.	2,900	100,949
Stone Energy Corp.(e)	561	9,958
Straits Asia Resources Ltd.	103,900	160,045
Total SA	19,172	1,112,709
Tullow Oil Plc	34,094	646,980
Ultra Petroleum Corp.(e)	11,800	550,234
Ultrapar Participacoes SA - Preference Shares	8,740	417,599
Uranium One, Inc.(e)	25,970	68,527
Vero Energy, Inc.(e)	2,687	15,371
Vero Energy, Inc. (acquired 11/28/05, cost $3,345)(e)(f)	1,759	10,062
Warren Resources, Inc.(e)	4,034	10,166
West Energy Ltd.(e)	22,743	111,067
Whitehaven Coal Ltd.	82,100	386,899
Whiting Petroleum Corp.(e)	4,200	339,528
The Williams Cos., Inc.	39,200	905,520
XTO Energy, Inc.	22,325	1,053,294

		34,890,415

Paper & Forest Products — 0.4%
Ainsworth Lumber Co. Ltd.(b)(e)	36,747	90,452
International Paper Co.	50,175	1,234,807
MeadWestvaco Corp.	24,900	636,195
Weyerhaeuser Co.	5,100	230,877

		2,192,331

Personal Products — 0.4%
Avon Products, Inc.	47,200	1,598,664
The Estee Lauder Cos., Inc. - Class A	2,550	165,419
Herbalife Ltd.	2,468	113,824
Hypermarcas SA(e)	23,800	290,415

		2,168,322

Pharmaceuticals — 2.2%
Abbott Laboratories	32,300	1,701,564
Akorn, Inc.(e)	33,500	51,255
Auxilium Pharmaceuticals, Inc.(e)	3,700	115,292
Bayer AG	11,200	756,786
Biovail Corp.	8,400	140,868
Bristol-Myers Squibb Co.	12,575	335,753
Cypress Bioscience, Inc.(e)	11,600	56,840
Depomed Inc(e)	12,700	45,085
Eli Lilly & Co.	5,575	201,927
Endo Pharmaceuticals Holdings, Inc.(e)	33,050	782,955
Forest Laboratories, Inc.(e)	29,250	917,280
GlaxoSmithKline Plc	61,703	1,184,373
Johnson & Johnson	6,475	422,170
Merck & Co., Inc.	4,858	181,446
Novartis AG	26,232	1,418,992
Pfizer, Inc.	104,142	1,786,035
Roche Holding AG	6,166	1,001,423
Shire Plc - ADR	2,950	194,582
Simcere Pharmaceutical Group - ADR(e)	5,500	46,805
Teva Pharmaceutical Industries Ltd. - ADR	13,700	864,196
Warner Chilcott Plc - Class A(e)	12,300	314,265
Watson Pharmaceuticals, Inc.(e)	6,000	250,620

		12,770,512

Professional Services — 0.4%
The Corporate Executive Board Co.	800	21,272
Diamond Management & Technology Consultants, Inc.	16,994	133,403
Heidrick & Struggles International, Inc.	2,000	56,060
IHS, Inc. - Class A(e)	2,550	136,349
Kforce, Inc. - Class A(e)	4,400	66,924
Manpower, Inc.	14,200	811,104
Sthree Plc	71,800	370,467
TrueBlue, Inc.(e)	3,800	58,900
USG People NV(e)	19,100	360,480

		2,014,959

Real Estate Investment Trusts (REITs) — 0.7%
Alexandria Real Estate Equities, Inc.	4,700	317,720
Annaly Capital Management, Inc.	6,025	103,509
CFS Retail Property Trust	39,100	67,194
Champion REIT	467,800	223,322
Chimera Investment Corp.	117,800	458,242
Corio NV	1,600	106,777
Eurocommercial Properties NV	2,500	100,530
Fonciere Des Regions	2,800	308,047
Hammerson Plc	37,500	223,777
Hospitality Properties Trust	3,500	83,825
MFA Financial, Inc.	47,500	349,600
Segro Plc	48,250	234,406
Simon Property Group, Inc.	6,825	572,617
Suntec Real Estate Investment Trust	251,100	240,299
Unibail-Rodamco SE	1,500	303,676
U-Store-It Trust	19,200	138,240
Wereldhave NV(e)	500	47,962

		3,879,743

Real Estate Management & Development — 0.3%
Castellum AB	6,600	66,443
Forestar Group, Inc.(e)	19,900	375,712
Goldcrest Co. Ltd.	6,200	164,370
Hang Lung Properties Ltd.	116,000	466,747
New World Development Ltd.	132,500	258,737
PSP Swiss Property AG(e)	1,800	115,565
Tokyo Tatemono Co. Ltd.	38,000	136,948

		1,584,522

Road & Rail — 0.5%
Canadian Pacific Railway Ltd.	5,900	332,512
CSX Corp.	3,450	175,605
East Japan Railway Co.	11,400	793,180
Hertz Global Holdings, Inc.(e)	20,900	208,791
Northgate Plc(e)	74,800	211,640
Ryder System, Inc.	12,375	479,655
Union Pacific Corp.	4,300	315,190
West Japan Railway Co.	60	206,725

		2,723,298

Semiconductors & Semiconductor Equipment — 1.4%
Advanced Semiconductor Engineering, Inc.	112,400	102,276
ARM Holdings Plc	53,400	191,407
Broadcom Corp. - Class A	33,600	1,114,848
Cree, Inc.(e)	3,900	273,858
CSR Plc(e)	27,700	192,629
Entegris, Inc.(e)	24,700	124,488
Intel Corp.	15,125	336,682
Lam Research Corp.(e)	28,982	1,081,608
MaxLinear, Inc. - Class A(e)	800	14,200

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	15

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares		Value
Common Stocks
Semiconductors & Semiconductor Equipment (concluded)
Micron Technology, Inc.(e)		116,430	$1,209,708
Microsemi Corp.(e)		7,225	125,282
Monolithic Power Systems, Inc.(e)		3,100	69,130
Netlogic Microsystems, Inc.(e)		4,600	135,378
NVIDIA Corp.(e)		39,500	686,510
ON Semiconductor Corp.(e)		46,400	371,200
PMC-Sierra, Inc.(e)		30,650	273,398
Samsung Electronics Co. Ltd.		863	623,944
Silicon Laboratories, Inc.(e)		2,800	133,476
Siliconware Precision Industries Co. - ADR		26,800	161,068
Texas Instruments, Inc.		15,275	373,779
United Microelectronics Corp.(e)		443,700	236,922
Varian Semiconductor Equipment Associates, Inc.(e)		3,900	129,168

			7,960,959

Software — 2.3%
Adobe Systems, Inc.(e)		7,800	275,886
Autonomy Corp. Plc(e)		27,936	772,107
Blackboard, Inc.(e)		3,964	165,140
CA, Inc.		23,100	542,157
Check Point Software Technologies(e)		44,100	1,546,146
DemandTec, Inc.(e)		11,200	77,840
Intuit, Inc.(e)		5,950	204,323
Micro Focus International Plc		55,200	420,189
MICROS Systems, Inc.(e)		2,900	95,352
Microsoft Corp.		157,725	4,616,611
Novell, Inc.(e)		28,300	169,517
Oracle Corp.		13,775	353,880
Perfect World Co. Ltd. - ADR(e)		4,400	164,780
Phase Metrics, Inc.(e)		50,574	1,012
Salesforce.com, Inc.(e)		19,669	1,464,357
SonicWALL, Inc.(e)		28,500	247,665
Symantec Corp.(e)		7,350	124,362
Take-Two Interactive Software, Inc.(e)		15,900	156,615
Taleo Corp. - Class A(e)		7,400	191,734
TiVo, Inc.(e)		69,725	1,193,692

			12,783,365

Specialty Retail — 1.3%
Advance Auto Parts, Inc.		3,150	132,048
American Eagle Outfitters, Inc.		12,800	237,056
AutoNation, Inc.(e)		11,800	213,344
Bed Bath & Beyond, Inc.(e)		4,600	201,296
CarMax, Inc.(e)		24,100	605,392
Esprit Holdings Ltd.		103,967	819,377
GameStop Corp. - Class A(e)		10,850	237,724
The Gap, Inc.		28,625	661,524
The Home Depot, Inc.		37,750	1,221,213
JUMBO SA		18,700	189,326
Limited Brands, Inc.		38,000	935,560
Lumber Liquidators Holdings, Inc.(e)		5,400	144,018
Nitori Co. Ltd.		3,200	242,970
Ross Stores, Inc.		5,169	276,386
The Sherwin-Williams Co.		2,340	158,371
Shimachu Co. Ltd.		11,600	247,907
Signet Jewelers Ltd.(e)		7,400	239,316
Staples, Inc.		7,900	184,781
TJX Cos., Inc.		5,050	214,726
The Wet Seal, Inc. - Class A(e)		33,500	159,460

			7,321,795

Textiles, Apparel & Luxury Goods — 0.2%
Anta Sports Products Ltd.		125,900	207,433
ASICS Corp.		29,100	284,894
Benetton Group SpA		18,700	154,937
Coach, Inc.		5,850	231,192
Gerry Weber International AG		8,310	288,481
Hanesbrands, Inc.(e)		2	56

			1,166,993

Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc.		10,384	147,037
People’s United Financial, Inc.		22,900	358,156
Washington Federal, Inc.		11,400	231,648

			736,841

Tobacco — 0.6%
Altria Group, Inc.		5,150	105,678
Lorillard, Inc.		7,500	564,300
Philip Morris International, Inc.		29,076	1,516,604
Reynolds American, Inc.		11,800	636,964
Swedish Match AB		16,800	401,475

			3,225,021

Trading Companies & Distributors — 0.3%
ITOCHU Corp.		38,900	341,432
Marubeni Corp.		61,200	380,922
Mitsui & Co. Ltd.		66,200	1,114,632

			1,836,986

Transportation Infrastructure — 0.1%
COSCO Pacific Ltd.		281,900	426,180
Kamigumi Co. Ltd.		40,400	325,244

			751,424

Water Utilities — 0.1%
American Water Works Co., Inc.		13,700	298,112
Guangdong Investment Ltd.		600,900	324,759

			622,871

Wireless Telecommunication Services — 0.5%
American Tower Corp. - Class A(e)		3,750	159,788
NII Holdings, Inc.(e)		14,400	599,904
Philippine Long Distance Telephone Co. - ADR		4,200	223,776
Syniverse Holdings, Inc.(e)		13,450	261,871
Telephone & Data Systems, Inc.		5,400	182,790
Vodafone Group Plc		547,896	1,267,236

			2,695,365

Total Common Stocks — 61.0%			345,446,591

	Par (000)
Corporate Bonds
Aerospace & Defense — 0.0%
L-3 Communications Corp., Series B,
6.38%, 10/15/15	USD	35	35,919

Auto Components — 0.0%
The Goodyear Tire & Rubber Co.,
8.63%, 12/01/11		125	130,000

See Notes to Financial Statements.

16	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Beverages — 0.3%
Anheuser-Busch InBev Worldwide, Inc.:
4.13%, 1/15/15	USD	1,200	$1,234,679
5.38%, 1/15/20		475	490,001
PepsiCo, Inc.,
4.50%, 1/15/20		175	176,980

			1,901,660

Capital Markets — 0.5%
The Goldman Sachs Group, Inc.:
5.25%, 10/15/13		310	333,227
5.38%, 3/15/20		650	643,988
Lehman Brothers Holdings, Inc.,
6.75%, 12/28/17(e)(h)		190	475
Morgan Stanley:
0.50%, 1/09/12(a)		335	331,211
4.20%, 11/20/14		1,030	1,032,272
5.55%, 4/27/17		115	117,615
5.63%, 9/23/19		465	463,360

			2,922,148

Chemicals — 0.1%
Huntsman International LLC:
7.88%, 11/15/14		335	338,350
7.38%, 1/01/15		85	84,362
NOVA Chemicals Corp.:
6.50%, 1/15/12		60	61,500
3.65%, 11/15/13(a)		200	188,500

			672,712

Commercial Banks — 0.1%
Banco Central de la Republica Dominicana,
9.04%, 1/23/18		33	36,068
JPMorgan Chase Bank, N.A.,
6.00%, 7/05/17		425	453,020

			489,088

Commercial Services & Supplies — 0.0%
Aleris International, Inc.,
9.00%, 12/15/14(e)(h)		230	23
RBS Global, Inc./Rexnord LLC,
8.88%, 9/01/16		30	27,675

			27,698

Communications Equipment — 0.1%
Cisco Systems, Inc.,
4.45%, 1/15/20		627	623,525

Computers & Peripherals — 0.1%
Seagate Technology International,
10.00%, 5/01/14(b)		350	396,375

Containers & Packaging — 0.1%
Ball Corp.:
7.13%, 9/01/16		140	148,750
7.38%, 9/01/19		140	147,525
Rock-Tenn Co.,
8.20%, 8/15/11		250	261,875

			558,150

Diversified Financial Services — 0.8%
Atlantic Marine Corp. Communities LLC,
5.34%, 12/01/50(b)		175	139,556
BP Capital Markets Plc,
3.13%, 3/10/12		775	802,830
Crown Castle Towers LLC,
6.11%, 1/15/20(b)		760	794,990
FCE Bank Plc:
7.88%, 2/15/11	GBP	300	464,900
7.13%, 1/15/13		50	69,221
Ford Motor Credit Co. LLC:
9.75%, 9/15/10	USD	135	138,237
8.63%, 11/01/10		250	256,067
7.80%, 6/01/12		225	233,362
General Electric Capital Corp.:
6.75%, 3/15/32		50	52,899
6.15%, 8/07/37		360	352,046
JPMorgan Chase & Co.,
5.60%, 6/01/11		550	579,209
Leucadia National Corp.,
7.13%, 3/15/17		200	198,000
New Communications Holdings, Inc.,
8.25%, 4/15/17(b)		200	203,500
NSG Holdings LLC/NSG Holdings, Inc.,
7.75%, 12/15/25(b)		140	126,000
Ohana Military Communities LLC,
6.19%, 4/01/49(b)		25	22,896

			4,433,713

Diversified Telecommunication Services — 0.7%
AT&T Inc.:
5.50%, 2/01/18		250	265,412
6.50%, 9/01/37		800	829,551
Qwest Communications International, Inc.:
7.50%, 2/15/14		280	284,900
Series B, 7.50%, 2/15/14		30	30,525
Qwest Corp.:
8.88%, 3/15/12		60	65,700
3.51%, 6/15/13(a)		75	75,656
Telecom Italia Capital SA,
4.95%, 9/30/14		475	487,270
Telefonica Emisiones SAU:
6.42%, 6/20/16		150	166,638
7.05%, 6/20/36		150	169,112
Verizon Communications, Inc.:
8.75%, 11/01/18(i)		1,050	1,317,236
6.35%, 4/01/19		300	332,162
Verizon Maryland, Inc.,
5.13%, 6/15/33		10	8,141
Windstream Corp.,
8.63%, 8/01/16		105	107,362

			4,139,665

Electric Utilities — 0.3%
AES Eastern Energy LP, Series 1999-A,
9.00%, 1/02/17		189	194,586
Florida Power & Light Co.:
5.63%, 4/01/34		150	147,058
5.95%, 2/01/38		225	230,650
Florida Power Corp.,
6.40%, 6/15/38		150	163,133
MidAmerican Energy Holdings Co.,
6.50%, 9/15/37		250	264,369
PacifiCorp,
6.25%, 10/15/37		200	212,383
TXU Corp., Series P,
5.55%, 11/15/14		805	587,650

			1,799,829

Food & Staples Retailing — 0.0%
Rite Aid Corp.,
7.50%, 3/01/17		50	46,375

Food Products — 0.4%
Kraft Foods, Inc.:
6.50%, 8/11/17		535	599,282
5.38%, 2/10/20		660	670,794
6.50%, 2/09/40		165	170,986
Tyson Foods, Inc.,
10.50%, 3/01/14		445	528,438

			1,969,500

Gas Utilities — 0.0%
Dominion Resources, Inc.,
5.00%, 3/01/14		20	21,235

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	17

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Health Care Equipment & Supplies — 0.1%
CareFusion Corp.,
6.38%, 8/01/19	USD	300	$328,066
DJO Finance LLC/DJO Finance Corp.,
10.88%, 11/15/14		345	374,756

			702,822

Health Care Providers & Services — 0.1%
HCA, Inc.,
7.25%, 9/15/20(b)		455	461,256
Health Management Associates, Inc.,
6.13%, 4/15/16		230	219,075

			680,331

Hotels, Restaurants & Leisure — 0.1%
Wendy’s International, Inc.,
6.25%, 11/15/11		360	375,300

Household Durables — 0.4%
Centex Corp.,
5.13%, 10/01/13		661	674,220
D.R. Horton, Inc.:
6.88%, 5/01/13		525	549,937
5.63%, 9/15/14		155	153,450
KB Home,
6.38%, 8/15/11		96	98,160
Lennar Corp., Series B,
5.60%, 5/31/15		250	237,500
Pulte Group, Inc.,
5.20%, 2/15/15		185	177,369
Ryland Group, Inc.,
5.38%, 5/15/12		165	166,650
Toll Brothers Finance Corp.,
4.95%, 3/15/14		155	156,963

			2,214,249

Independent Power Producers & Energy Traders — 0.0%
NRG Energy, Inc.:
7.25%, 2/01/14		155	156,162
7.38%, 2/01/16		35	34,738

			190,900

Insurance — 0.9%
Berkshire Hathaway Finance Corp.,
4.75%, 5/15/12		355	379,600
Hartford Life Global Funding Trusts,
0.44%, 6/16/14(a)		950	881,734
Metropolitan Life Global Funding I:
2.88%, 9/17/12(b)		225	228,712
2.50%, 1/11/13(b)		1,370	1,371,080
5.13%, 4/10/13(b)		850	912,557
5.13%, 6/10/14(b)		300	317,756
Prudential Financial, Inc.,
4.75%, 9/17/15		620	638,146
Teachers Insurance & Annuity Association of America,
6.85%, 12/16/39(b)		265	287,454

			5,017,039

Internet & Catalog Retail — 0.1%
Sabre Holdings Corp.,
8.35%, 3/15/16		690	655,500

Life Sciences Tools & Services — 0.1%
Life Technologies Corp.,
6.00%, 3/01/20		230	235,491

Media — 0.7%
Belo Corp.,
6.75%, 5/30/13		120	121,200
Cengage Learning Acquisitions, Inc.,
10.50%, 1/15/15(b)		310	297,600
Clear Channel Worldwide Holdings, Inc.,
9.25%, 12/15/17(b)		521	543,795
Comcast Cable Holdings LLC,
7.88%, 8/01/13		2	2,279
Comcast Corp.:
6.50%, 1/15/17		710	789,314
7.05%, 3/15/33		115	123,674
6.95%, 8/15/37		145	156,864
6.40%, 3/01/40		125	127,054
Cox Communications, Inc.,
8.38%, 3/01/39(b)		375	469,013
News America Holdings, Inc.,
7.75%, 1/20/24		25	29,897
News America, Inc.:
7.28%, 6/30/28		35	37,584
6.20%, 12/15/34		100	99,738
TCI Communications, Inc.:
7.88%, 2/15/26		5	5,731
7.13%, 2/15/28		35	37,211
Time Warner Cable, Inc.,
6.20%, 7/01/13		460	507,607
Time Warner Cos., Inc.,
7.57%, 2/01/24		30	34,584
Time Warner Entertainment Co. LP,
8.38%, 3/15/23		125	152,555
Time Warner, Inc.,
7.63%, 4/15/31		200	228,424

			3,764,124

Metals & Mining — 0.1%
ArcelorMittal USA Partnership,
9.75%, 4/01/14		10	10,325
Teck Resources Ltd.,
10.75%, 5/15/19		425	520,625

			530,950

Oil, Gas & Consumable Fuels — 0.8%
Arch Western Finance LLC,
6.75%, 7/01/13(a)		315	316,181
Canadian Natural Resources Ltd.,
6.50%, 2/15/37		300	318,322
Cenovus Energy, Inc.,
6.75%, 11/15/39(b)		285	309,101
ConocoPhillips,
4.60%, 1/15/15		1,045	1,120,749
Enterprise Products Operating LLC,
6.13%, 10/15/39		225	221,226
EXCO Resources, Inc.,
7.25%, 1/15/11		35	35,088
Forest Oil Corp.,
7.25%, 6/15/19		55	55,275
Nexen, Inc.,
6.40%, 5/15/37		400	403,210
Rockies Express Pipeline LLC,
3.90%, 4/15/15(b)		365	359,983
Shell International Finance BV,
4.00%, 3/21/14		875	920,787
Valero Energy Corp.,
6.63%, 6/15/37		400	380,422
XTO Energy, Inc.,
6.75%, 8/01/37		250	292,700

			4,733,044

Paper & Forest Products — 0.1%
Ainsworth Lumber Co. Ltd.,
11.00%, 7/29/15(b)(j)		153	121,734
International Paper Co.,
7.30%, 11/15/39		325	347,312
NewPage Corp.,
10.00%, 5/01/12		40	27,750

			496,796

Pharmaceuticals — 0.8%
Bristol-Myers Squibb Co.,
6.88%, 8/01/47		25	26,845
Eli Lilly & Co.,
3.55%, 3/06/12		370	386,052
GlaxoSmithKline Capital, Inc.,
4.85%, 5/15/13		400	433,560
Merck & Co., Inc.,
4.38%, 2/15/13		410	438,589
Novartis Capital Corp.,
2.90%, 4/24/15		725	719,939
Pfizer, Inc.,
5.35%, 3/15/15(i)		1,190	1,311,207
Roche Holdings, Inc.:
2.25%, 2/25/11(a)(b)		180	183,267
5.00%, 3/01/14(b)		775	837,100

			4,336,559

Real Estate Investment Trusts (REITs) — 0.0%
iStar Financial, Inc.,
5.65%, 9/15/11		140	127,750

Software — 0.3%
First Data Corp.,
9.88%, 9/24/15		905	778,513

See Notes to Financial Statements.

18	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Software (concluded)
Oracle Corp.,
4.95%, 4/15/13	USD	570	$619,232

			1,397,745

Specialty Retail — 0.0%
The Hertz Corp.,
8.88%, 1/01/14		80	82,200

Tobacco — 0.1%
Philip Morris International, Inc.:
6.88%, 3/17/14		275	314,907
4.50%, 3/26/20		440	429,289

			744,196

Wireless Telecommunication Services — 0.6%
America Movil SAB de CV,
6.38%, 3/01/35		75	75,537
Cellco Partnership/Verizon Wireless Capital LLC,
3.75%, 5/20/11		1,620	1,670,427
Rogers Communications, Inc.,
7.50%, 3/15/15		500	583,601
Vodafone Group Plc,
4.15%, 6/10/14		900	934,583

			3,264,148

Total Corporate Bonds — 8.8%			49,716,736

	Shares
Exchange-Traded Funds — 0.0%
iShares Russell 2000 Value Index Fund(k)		1,463	93,398

	Par (000)
Foreign Agency Obligations
Achmea Hypotheekbank NV,
3.20%, 11/03/14(b)	USD	680	688,671
CDP Financial, Inc.,
3.00%, 11/25/14(b)		1,020	1,004,332
Dexia Credit Local SA,
2.00%, 3/05/13(b)		565	561,339
Eksportfinans ASA:
1.88%, 4/02/13		1,510	1,504,158
3.00%, 11/17/14		775	777,977
5.50%, 5/25/16		575	633,312
Gazprom Capital:
9.63%, 3/01/13(b)		200	228,250
9.63%, 3/01/13		680	775,268
Japan Finance Corp.,
2.00%, 6/24/11		470	474,673
Landwirtschaftliche Rentenbank:
5.25%, 7/02/12		210	227,396
4.38%, 1/15/13		135	144,727
4.13%, 7/15/13		60	63,866
4.00%, 2/02/15		125	131,446
Petrobras International Finance Co.:
5.75%, 1/20/20		300	307,347
6.88%, 1/20/40		420	433,518
The Royal Bank of Scotland Plc,
2.63%, 5/11/12(b)		160	163,354
VTB Capital SA,
7.50%, 10/12/11		110	116,600

Total Foreign Agency Obligations — 1.4%			8,236,234

Argentina — 0.1%
Republic of Argentina:
7.00%, 10/03/15		310	258,230
8.28%, 12/31/33		292	218,886
2.50%, 12/31/38(c)		90	32,310

			509,426

Brazil — 0.1%
Federal Republic of Brazil:
6.00%, 1/17/17		300	325,950
8.25%, 1/20/34		170	216,750
5.63%, 1/07/41		150	141,225

			683,925

Canada — 0.2%
Province of Ontario Canada:
1.88%, 11/19/12		620	624,502
4.10%, 6/16/14		670	715,754

			1,340,256

Colombia — 0.1%
Republic of Colombia:
7.38%, 3/18/19		200	230,000
7.38%, 9/18/37		240	268,800

			498,800

El Salvador — 0.0%
Republic of El Salvador,
7.65%, 6/15/35(b)		55	57,888

Indonesia — 0.0%
Republic of Indonesia:
6.63%, 2/17/37(b)		100	102,250
7.75%, 1/17/38		110	127,600

			229,850

Israel — 0.0%
Israel Government AID Bond:
5.50%, 4/26/24		100	108,880
5.50%, 9/18/33		85	89,414

			198,294

Mexico — 0.1%
United Mexican States:
8.30%, 8/15/31		194	249,290
6.05%, 1/11/40		125	124,688

			373,978

Panama — 0.0%
Republic of Panama,
8.88%, 9/30/27		95	122,550

Peru — 0.1%
Republic of Peru,
6.55%, 3/14/37		215	230,050

Philippines — 0.1%
Republic of Philippines,
9.00%, 2/15/13		370	436,137

Russia — 0.1%
Russia Federation,
7.50%, 3/31/30(c)		589	678,651

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	19

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)		Value
Foreign Government Obligations
South Africa — 0.1%
Republic of South Africa,
5.50%, 3/09/20	USD	500	$506,250

Tunisia — 0.1%
Banque Centrale de Tunisie,
7.38%, 4/25/12		425	468,031

Turkey — 0.1%
Republic of Turkey,
6.75%, 4/03/18		530	578,336

Uruguay — 0.0%
Republica Orient Uruguay,
7.63%, 3/21/36		165	186,862

Venezuela — 0.3%
Republic of Venezuela:
8.50%, 10/08/14		200	174,000
9.25%, 9/15/27		1,000	782,500
9.38%, 1/13/34		600	439,500

			1,396,000

Total Foreign Government Obligations — 1.5%			8,495,284

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 3.1%
CitiMortgage Alternative Loan Trust, Series 2007-A8, Class A1,
6.00%, 10/25/37		1,081	816,526
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A17,
6.00%, 6/25/35		1,060	967,247
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2003-27, Class M, 4.03%, 6/25/33(a)		481	30,736
Series 2003-56, Class 4A1, 4.89%, 12/25/33(a)		974	940,097
Series 2003-58, Class B1, 3.74%, 2/19/34(a)		117	37,275
Series 2006-J2, Class 1A1, 6.00%, 4/25/36		849	716,868
Series 2006-J4, Class A9, 6.25%, 9/25/36		878	798,054
Series 2007-J3, Class A10, 6.00%, 7/25/37(a)		875	650,022
Series 2006-OA5, Class 3A1, 0.45%, 4/25/46(a)		381	208,079
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1,
6.00%, 10/25/21		207	153,875
First Horizon Asset Securities, Inc., Series 2005-AR3, Class 3A1,
5.50%, 8/25/35(a)		145	128,179
GMAC Mortgage Corp. Loan Trust, Series 2006-AR1, Class 2A1,
5.55%, 4/19/36(a)		979	774,469
Harborview Mortgage Loan Trust, Series 2005-10, Class 2A1A,
0.55%, 11/19/35(a)		604	364,969
Homebanc Mortgage Trust, Series 2006-2, Class A1,
0.43%, 12/25/36 (a)		449	302,796
Impac Commercial Mortgage Backed Trust:
Series 2004-5, Class 1A1, 0.61%, 10/25/34(a)		68	54,802
Series 2004-7, Class 1A1, 0.99%, 11/25/34(a)		169	123,715
Series 2004-7, Class M4, 2.05%, 11/25/34(a)		56	11,756
JPMorgan Mortgage Trust:
Series 2007-S1, Class 1A2, 5.50%, 3/25/22		106	100,767
Series 2006-S2, Class 2A2, 5.88%, 7/25/36		107	98,109
MASTR Alternative Loans Trust, Series 2004-4, Class 1A1,
5.50%, 5/25/34		96	95,719
Residential Accredit Loans, Inc., Series 2006-QO2, Class A1,
0.47%, 2/25/46(a)		272	108,056
Residential Funding Mortgage Securities I:
Series 2005-S8, Class A1, 5.50%, 11/25/35		893	792,892
Series 2007-S4, Class A2, 6.00%, 4/25/37		997	802,379
Station Place Securitization Trust, Series 2009-1, Class A,
1.75%, 12/29/10(a)(b)		855	852,862
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 2A1,
5.64%, 4/25/37(a)		1,170	790,241
Structured Asset Securities Corp.:
Series 2001-21A, Class B2, 2.56%, 1/25/32(a)		5	2,574
Series 2003-2A, Class B2II, 2.69%, 2/25/33(a)		47	14,301
WaMu Mortgage Pass-Through Certificates:
Series 2003-AR3, Class B2, 2.64%, 4/25/33(a)		41	15,155
Series 2003-AR5, Class B2, 2.87%, 6/25/33(a)		139	39,778
Series 2003-AR8, Class B1, 2.85%, 8/25/33(a)		159	83,941
Series 2004-AR1, Class B1, 2.78%, 3/25/34(a)		727	204,447
Series 2004-AR3, Class B1, 3.08%, 6/25/34(a)		175	85,460
Series 2006-AR18, Class 1A1, 5.27%, 1/25/37(a)		752	558,045
Series 2007-HY7, Class 4A1, 5.84%, 7/25/37(a)		2,463	1,907,874
Series 2007-OA4, Class 1A, 1.23%, 5/25/47(a)		247	146,344
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR15, Class 2A1, 5.10%, 9/25/35(a)		1,522	1,416,665
Series 2006-AR2, Class 2A5, 4.96%, 3/25/36(a)		1,633	1,352,498
Series 2006-AR10, Class 3A1, 4.06%, 7/25/36(a)		964	797,410
Series 2006-AR12, Class 2A1, 6.04%, 9/25/36(a)		287	241,857

			17,586,839

Commercial Mortgage-Backed Securities — 3.5%
Bank of America-First Union National Bank Commercial Mortgage, Series 2001-3, Class A2,
5.46%, 4/11/37		1,361	1,412,606
Bear Stearns Commercial Mortgage Securities:
Series 2000-WF2, Class A2, 7.32%, 10/15/32(a)		300	303,556
Series 2002-TOP6, Class A1, 5.92%, 10/15/36		133	134,714
Series 2003-T12, Class A4, 4.68%, 8/13/39(a)		1,025	1,066,812

See Notes to Financial Statements.

20	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
Commercial Mortgage Acceptance Corp., Series 1998-C2, Class. E,
6.86%, 6/10/10(a)	USD	742	$742,008
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3,
5.09%, 7/10/37(a)		515	530,815
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2002-CKS4, Class A2, 5.18%, 8/15/12		1,090	1,145,784
Series 2002-CP5, Class A2, 4.94%, 12/15/35		1,010	1,059,071
Series 2001-CP4, Class D, 6.61%, 12/15/35		1,450	1,459,649
Series 2002-CKN2, Class A3, 6.13%, 4/15/37		1,000	1,061,907
Series 2003-C3, Class A5, 3.94%, 5/15/38		1,020	1,038,992
First Union National Bank Commercial Mortgage:
Series 2001-C4, Class A2, 6.22%, 12/12/33		1,140	1,197,309
Series 2001-C2, Class A2, 6.66%, 1/12/43		850	876,572
GE Business Loan Trust:
Series 2003-1, Class A, 0.66%, 4/15/31(a)(b)		118	103,503
Series 2003-1, Class B, 1.53%, 4/15/31(a)(b)		78	41,558
Series 2003-2A, Class B, 1.23%, 11/15/31(a)(b)		525	368,460
Series 2004-1, Class B, 0.93%, 5/15/32(a)(b)		122	74,757
GMAC Commercial Mortgage Securities, Inc., Series 2000-C3, Class A2,
6.96%, 11/15/10		1,201	1,224,172
LB Commercial Conduit Mortgage Trust, Series 1999-C2, Class E,
7.47%, 10/15/32		52	52,285
LB-UBS Commercial Mortgage Trust:
Series 2001-WM, Class A1, 6.16%, 7/14/11(b)		239	247,299
Series 2001-C7, Class A4, 5.93%, 12/15/25		260	266,800
Morgan Stanley Capital I:
Series 2003-IQ4, Class A2, 4.07%, 5/15/40		1,025	1,051,611
Series 2005-HQ6, Class A4A, 4.99%, 8/13/42		2,405	2,448,832
Morgan Stanley Dean Witter Capital I:
Series 2001-TOP1, Class A4, 6.66%, 2/15/33		780	798,887
Series 2002-TOP7, Class A1, 5.38%, 1/15/39		30	30,362
Salomon Brothers Mortgage Securities VII, Inc., Series 2000-C3, Class A2,
6.59%, 11/18/10		621	626,627
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A3,
5.21%, 10/15/44(a)		490	496,384

			19,861,332

Interest Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 11.00%, 2/17/17		17	2,305
Series 1987-2, 11.00%, 3/06/17		15	2,583

			4,888

Interest Only Commercial Mortgage-Backed Securities — 0.0%
Structured Asset Securities Corp., Series 1996-CFL, Class X1,
2.19%, 2/25/28(a)		333	—
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X,
1.99%, 5/25/36(a)(b)		4,125	104,224

			104,224

Principal Only Collateralized Mortgage Obligations — 0.0%
Salomon Brothers Mortgage Securities VI, Inc.:
Series 1987-1, 0.64%, 2/17/17(l)		19	18,072
Series 1987-2, 0.94%, 3/06/17(l)		15	14,260

			32,332

Total Non-Agency Mortgage-Backed Securities — 6.6%			37,589,615

Preferred Securities
Capital Trusts
Commercial Banks — 0.1%
Barclays Bank Plc,
7.43%(a)(b)(m)		350	344,750
Diversified Financial Services — 0.2%
Credit Suisse/Guernsey,
5.86%(a)(m)		530	496,875
Goldman Sachs Capital II,
5.79%(a)(m)		300	254,250
JPMorgan Chase & Co.,
7.90%(a)(m)		195	207,889
Lehman Brothers Holdings Capital Trust VII,
5.86%(a)(e)(h)(m)		110	275

			959,289

Insurance — 0.1%
Chubb Corp.,
6.38%, 3/29/67(a)		175	176,094
MetLife, Inc.,
6.40%, 12/15/36		390	349,050
The Progressive Corp.,
6.70%, 6/15/37(a)		310	304,379

			829,523

Total Preferred Securities — 0.4%			2,133,562

Taxable Municipal Bonds
The Board of Trustees of The Leland Stanford Junior University,
4.25%, 5/01/16		275	284,058
Metropolitan Transportation Authority New York RB,
7.34%, 11/15/39		395	457,667
New York State Dormitory Authority RB, Series F,
5.63%, 3/15/39		275	270,124
Port Authority of New York & New Jersey RB,
6.04%, 12/01/29		205	211,683
State of California GO,
7.30%, 10/01/39		375	376,264
State of California Various Purpose GO,
5.45%, 4/01/15		1,450	1,488,280
State of Texas GO, 5.52%, 4/01/39		675	670,842

Total Taxable Municipal Bonds — 0.6%			3,758,918

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	21

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Government Sponsored Agency Securities
Agency Obligations — 1.7%
Fannie Mae,
2.63%, 11/20/14(n)	USD	1,070	$1,070,069
Federal Home Loan Bank:
5.63%, 6/13/16(o)		890	934,763
5.38%, 5/15/19(n)		2,005	2,189,654
Freddie Mac:
1.13%, 12/15/11(n)		2,860	2,866,532
1.75%, 6/15/12(o)		600	605,795
5.25%, 4/18/16(n)		760	840,596
Resolution Funding Corp. Interest Strip:
4.22%, 7/15/18(l)		150	106,083
4.29%, 10/15/18(l)		150	104,391
Small Business Administration Participation Certificates, Series 1997-20F, Class 1,
7.20%, 6/01/17		241	265,473
Tennessee Valley Authority,
5.25%, 9/15/39		895	885,046

			9,868,402

Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 2004-88, Class HA,
6.50%, 7/25/34		27	28,729
Freddie Mac, Series 2864, Class NA,
5.50%, 1/15/31		73	77,362

			106,091

Federal Deposit Insurance Corporation Guaranteed — 1.4%
Citibank, N.A.,
1.75%, 12/28/12		1,190	1,193,383
Citigroup Funding, Inc.:
2.13%, 7/12/12		755	768,539
1.88%, 10/22/12		1,500	1,511,967
General Electric Capital Corp.:
2.00%, 9/28/12		950	962,932
2.13%, 12/21/12		2,060	2,086,951
2.63%, 12/28/12		1,250	1,283,635

			7,807,407

Interest Only Collateralized Mortgage Obligations — 0.2%
Fannie Mae, Series 2003-T1, Class R,
0.51%, 11/25/12(a)		6,230	71,964
Ginnie Mae:
Series 2009-16, Class SL, 7.10%, 1/20/37		1,719	208,739
Series 2007-9, Class BI, 6.58%, 3/20/37		1,441	150,546
Series 2009-26, Class SC, 6.17%, 1/16/38(a)		1,435	168,636
Series 2009-47, Class KS, 5.82%, 6/16/39		4,031	361,305

			961,190

Mortgage-Backed Securities — 27.3%
Fannie Mae Mortgage-Backed Securities:
6.00%, 9/01/11-9/01/39		4,688	5,061,525
7.00%, 8/01/14-1/01/16		86	91,800
5.50%, 4/01/17-2/01/40(i)		18,594	19,680,664
4.00%, 4/01/25-4/01/40(p)		4,200	4,188,063
5.00%, 4/01/25-4/01/40(p)		17,100	17,752,531
5.50%, 4/01/25-6/01/40(p)		33,900	35,685,531
7.50%, 10/01/25(d)		—	4
2.58%, 12/01/34(a)		588	605,632
5.00%, 6/01/35-4/01/40		11,250	11,633,625
4.50%, 4/01/40-5/01/40(p)		34,400	34,448,438
6.00%, 4/01/40-5/01/40(p)		6,400	6,792,375
6.50%, 4/01/40(p)		3,300	3,576,375
Freddie Mac Mortgage-Backed Securities:
4.00%, 5/01/10		32	31,755
6.00%, 4/01/13-3/01/38		3,356	3,605,766
9.50%, 12/01/22		119	139,050
8.00%, 2/01/23-8/01/27		14	16,268
5.00%, 4/01/25(p)		700	739,156
5.50%, 8/01/33-2/01/40		960	1,015,050
5.05%, 12/01/35(a)		343	356,294
5.04%, 4/01/38(a)		777	815,577
6.00%, 2/01/40-4/01/40(p)		5,600	6,006,312
Ginnie Mae Mortgage-Backed Securities:
7.50%, 12/15/10		4	4,240
5.50%, 4/15/33-8/15/33		364	387,632
5.00%, 10/20/33		801	836,676
2.75%, 5/20/34(a)		98	99,540
5.00%, 4/01/40(p)		800	830,500

			154,400,379

Total U.S. Government Sponsored Agency Securities — 30.6%			173,143,469

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.88%, 8/15/17		4,150	5,654,375
8.75%, 5/15/20(n)		1,200	1,691,250
8.75%, 8/15/20		750	1,060,078
8.13%, 5/15/21(n)		2,900	3,971,640
8.13%, 8/15/21(n)		345	473,405
8.00%, 11/15/21(n)		2,500	3,406,250
4.25%, 5/15/39(n)(o)		2,020	1,871,655
4.50%, 8/15/39(n)		1,215	1,173,234
4.63%, 2/15/40		1,000	985,625
U.S. Treasury Notes:
0.88%, 2/29/12(n)		11,285	11,261,640
1.00%, 3/31/12(n)		2,235	2,233,950
2.38%, 2/28/15(n)		10,295	10,224,273
3.63%, 2/15/20(n)		18,330	18,017,822
U.S. Treasury Strips,
0.00%, 8/15/20(n)(o)		3,240	2,090,581

Total U.S. Treasury Obligations — 11.3%			64,115,778

	Shares
Warrants
Fonciere Des Regions (issued/exercisable
12/17/09, 1 share for 1 warrants, Expires
12/31/10, strike price 65.00 EUR)(e)		2,600	2,915
Unione di Banche Italiane ScpA (issued/exercisable 5/18/09, 1 share for 20 warrants, Expires 6/30/11, strike price 12.30 EUR)(e)		8,600	425

Total Warrants — 0.0%			3,340

Total Long-Term Investments (Cost — $632,990,234) — 124.5%			705,576,940

See Notes to Financial Statements.

22	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Shares/ Beneficial Interest		Value
Short-Term Securities
Money Market Funds — 6.0%
BlackRock Liquidity Funds, TempFund, Institutional Class,
0.11%(k)(q)	31,897,347		$31,897,347
BlackRock Liquidity Series, LLC Money Market Series,
0.22%(k)(q)(r)	1,893,500		1,893,500

			33,790,847

	Par (000)
Borrowed Bond Agreements — 1.0%
Barclays Bank Plc,
0.14%, 6/30/10	USD 5,675		5,675,125

Total Short-Term Securities (Cost — $39,465,972) — 7.0%			39,465,972

	Contracts
Options Purchased
Exchange-Traded Put Options Purchased
3-month Euro-Dollar Futures, Strike Price USD 98.75, Expires 9/13/10	121		5,294

Over-the-Counter Call Swaptions Purchased Receive a fixed rate of 1.120% and pay a floating rate based on 3-month LIBOR, Expires 4/26/10, Broker, Morgan Stanley Capital Services, Inc.	1,200	(s)	6,122
Receive a fixed rate of 1.150% and pay a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker, Deutsche Bank AG	1,350	(s)	40,684
Receive a fixed rate of 1.200% and pay a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker, Citibank, N.A.	1,350	(s)	45,619
Receive a fixed rate of 2.905% and pay a floating rate based on 3-month LIBOR, Expires 1/31/11, Broker, JPMorgan Chase Bank, N.A.	870	(s)	126,304
Receive a fixed rate of 4.185% and pay a floating rate based on 3-month LIBOR, Expires 3/04/11, Broker, Deutsche Bank AG	260	(s)	75,602
Receive a fixed rate of 4.250% and pay a floating rate based on 3-month LIBOR, Expires 5/14/10, Broker, Royal Bank of Scotland Plc	290	(s)	13,503

			307,834

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 1.915% and receive a floating rate based on 3-month LIBOR, Expires 9/02/10, Broker, Morgan Stanley Capital Services, Inc.	1,350	(s)	5,697
Pay a fixed rate of 1.945% and receive a floating rate based on 3-month LIBOR, Expires 9/03/10, Broker, Citibank, N.A.	1,350	(s)	5,564
Pay a fixed rate of 2.905% and receive a floating rate based on 3-month LIBOR, Expires 1/31/11, Broker, JPMorgan Chase Bank, N.A.	870	(s)	82,886
Pay a fixed rate of 4.185% and receive a floating rate based on 3-month LIBOR, Expires 3/04/11, Broker, Deutsche Bank AG	260	(s)	101,175
Pay a fixed rate of 5.035% and receive a floating rate based on 3-month LIBOR, Expires 10/15/12, Broker, JPMorgan Chase Bank, N.A.	1,450	(s)	712,519
Pay a fixed rate of 5.090% and receive a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker, Credit Suisse International	230	(s)	109,939
Pay a fixed rate of 5.250% and receive a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.	2,130	(s)	39

			1,017,819

Total Options Purchased (Cost — $1,759,904) — 0.2%			1,330,947

Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $674,216,110*) — 131.7%			746,373,859

	Par (000)
Borrowed Bonds
U.S. Treasury Bonds,
8.88%, 8/15/17	USD 4,150		(5,654,375)

Total Borrowed Bonds (Proceeds — $5,670,909) — (1.0)%			(5,654,375)

TBA Sale Commitments (p)
Fannie Mae Mortgage-Backed Securities:
5.00%, 4/01/25-4/01/40	18,700		(19,360,000)
4.50%, 4/01/40	12,000		(12,026,250)
5.50%, 4/01/40-6/01/40(i)	37,202		(39,165,543)
6.00%, 4/01/40	1,900		(2,012,219)
6.00%, 4/01/40	1,400		(1,487,062)
Freddie Mac Mortgage-Backed Securities:
5.00%, 4/01/25	700		(739,156)
5.50%, 4/01/40	400		(421,000)
6.00%, 4/01/40-5/01/40	8,800		(9,430,070)

Total TBA Sale Commitments (Proceeds — $84,756,947) — (14.9)%			(84,641,300)

	Contracts
Options Written
Exchange-Traded Put Options Written
3-month Euro-Dollar Futures, Strike Price USD 98.25, Expires 9/13/10	121		(2,269)

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.140% and receive a floating rate based on 3-month LIBOR, Expires 4/02/10, Broker, Barclays Bank Plc	150	(s)	—
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 4/19/10, Broker, Goldman Sachs Bank USA	190	(s)	(2,306)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.	160	(s)	(3,973)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	190	(s)	(6,784)

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	23

Schedule of Investments (continued)
(Percentages shown are based on Net Assets)

	Contracts		Value
Options Written
Over-the-Counter Call Swaptions Written (concluded)
Pay a fixed rate of 3.600% and receive a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	310	(s)	$(11,069)
Pay a fixed rate of 3.800% and receive a floating rate based on 3-month LIBOR, Expires 5/28/10, Broker, Morgan Stanley Capital Services, Inc.	300	(s)	(27,356)
Pay a fixed rate of 4.123% and receive a floating rate based on 3-month LIBOR, Expires 8/27/10, Broker, Morgan Stanley Capital Services, Inc.	160	(s)	(41,717)
Pay a fixed rate of 4.490% and receive a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker, Deutsche Bank AG	210	(s)	(82,654)
Pay a fixed rate of 4.800% and receive a floating rate based on 3-month LIBOR, Expires 6/11/10, Broker, Citibank, N.A.	280	(s)	(210,834)
Pay a fixed rate of 4.840% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, JPMorgan Chase Bank, N.A.	130	(s)	(60,719)
Pay a fixed rate of 4.890% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG	150	(s)	(72,275)
Pay a fixed rate of 4.895% and receive a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG	260	(s)	(132,416)
Pay a fixed rate of 4.920% and receive a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG	200	(s)	(103,705)
Pay a fixed rate of 5.400% and receive a floating rate based on 3-month LIBOR, Expires 12/15/10, Broker, UBS AG	260	(s)	(273,520)

			(1,029,328)

Over-the-Counter Put Swaptions Written
Pay a fixed rate of 4.840% and receive a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, JPMorgan Chase Bank, N.A.	130	(s)	(101,455)
Receive a fixed rate of 3.140% and pay a floating rate based on 3-month LIBOR, Expires 4/02/10, Broker, Barclays Bank Plc	150	(s)	(86,604)
Receive a fixed rate of 3.900% and pay a floating rate based on 3-month LIBOR, Expires 4/19/10, Broker, Goldman Sachs Bank USA	190	(s)	(9,516)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/07/10, Broker, JPMorgan Chase Bank, N.A.	160	(s)	(5,914)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	190	(s)	(11,566)
Receive a fixed rate of 4.100% and pay a floating rate based on 3-month LIBOR, Expires 5/24/10, Broker, Morgan Stanley Capital Services, Inc.	310	(s)	(18,871)
Receive a fixed rate of 4.123% and pay a floating rate based on 3-month LIBOR, Expires 8/27/10, Broker, Morgan Stanley Capital Services, Inc.	160	(s)	(29,964)
Receive a fixed rate of 4.490% and pay a floating rate based on 3-month LIBOR, Expires 12/05/11, Broker, Deutsche Bank AG	210	(s)	(106,818)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, Expires 5/28/10, Broker, Morgan Stanley Capital Services, Inc.	300	(s)	(4,006)
Receive a fixed rate of 4.800% and pay a floating rate based on 3-month LIBOR, Expires 6/11/10, Broker, Citibank, N.A.	280	(s)	(1,937)
Receive a fixed rate of 4.890% and pay a floating rate based on 3-month LIBOR, Expires 12/03/14, Broker, Deutsche Bank AG	150	(s)	(114,174)
Receive a fixed rate of 4.895% and pay a floating rate based on 3-month LIBOR, Expires 3/04/13, Broker, Deutsche Bank AG	260	(s)	(155,926)
Receive a fixed rate of 4.920% and pay a floating rate based on 3-month LIBOR, Expires 3/05/13, Broker, Deutsche Bank AG	200	(s)	(118,145)
Receive a fixed rate of 5.400% and pay a floating rate based on 3-month LIBOR, Expires 12/15/10, Broker, UBS AG	260	(s)	(12,544)
Receive a fixed rate of 6.035% and pay a floating rate based on 3-month LIBOR, Expires 10/15/12, Broker, JPMorgan Chase Bank, N.A.	1,450	(s)	(354,321)
Receive a fixed rate of 6.090% and pay a floating rate based on 3-month LIBOR, Expires 10/29/12, Broker, Credit Suisse International	230	(s)	(54,866)

			(1,186,627)

Total Options Written (Premiums Received — $3,031,817) — (0.4)%			(2,218,224)

Total Investments Net of Borrowed Bonds, TBA Sale Commitments and Options Written — 115.4%			653,859,960
Liabilities in Excess of Other Assets — (15.4)%			(87,367,711)

Net Assets — 100.0%			$566,492,249

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2010, as computed for federal income tax purposes, were as follows:

Aggregate cost	$684,587,461

Gross unrealized appreciation	$77,113,259
Gross unrealized depreciation	(15,326,861)

Net unrealized appreciation	$61,786,398

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Par is less than $500.

(e)	Non-income producing security.

(f)	Restricted security as to resale. As of report date the Fund held 0.1% of its net assets, with a current value of $444,722 and an original cost of $294,486 in these securities.

(g)	Security, or a portion of security, is on loan.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

See Notes to Financial Statements.

24	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Schedule of Investments (continued)

(j)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(k)	Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Net Activity	Realized Gain	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	$(733,552)	$133	$22,685
BlackRock Liquidity Series, LLC Money Market Series	$645,000	—	$4,295
iShares Russell 2000 Value Index Fund	—	—	$796

(l)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(m)	Security is perpetual in nature and has no stated maturity date.

(n)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(o)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(p)	Represents or includes a to-be-announced (“TBA”) transaction. Unsettled TBA transactions as of report date were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(9,070,219)	$(19,661)
Barclays Bank Plc	$14,003,813	$(45,875)
BNP Paribas	$1,924,125	$(34,562)
Citibank, N.A.	$1,921,250	$1,918
Credit Suisse International	$4,116,031	$(41,712)
Deutsche Bank AG	$(7,274,254)	$(2,968)
Goldman Sachs Bank USA	$16,350,055	$21,342
JPMorgan Chase Bank, N.A.	$8,511,180	$13,637
Morgan Stanley Capital Services, Inc.	$(3,217,781)	$(42,434)
Royal Bank of Scotland Plc	$(3,679,188)	$10,906
Wells Fargo, N.A.	$1,792,969	$(3,719)

(q)	Represents the current yield as of report date.

(r)	Security was purchased with the cash collateral from loaned securities.

(s)	One contract represents a notional amount of $10,000.

•	Reverse repurchase agreements outstanding as of March 31, 2010 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Credit Suisse International	0.19%	1/26/10	6/30/10	$5,736,439	$5,731,750
Bank of America, N.A.	0.05%	3/04/10	Open	$1,026,320	1,026,281
Barclays Bank Plc	0.12%	3/05/10	Open	$6,303,415	6,302,869
Bank of America, N.A.	0.16%	3/05/10	Open	$1,514,875	1,514,700
JPMorgan Chase Bank, N.A.	0.15%	3/08/10	Open	$4,005,384	4,005,000
Bank of America, N.A.	0.17%	3/11/10	Open	$2,233,280	2,233,069
Bank of America, N.A.	0.17%	3/11/10	Open	$2,881,722	2,881,450
Bank of America, N.A.	0.17%	3/11/10	Open	$1,080,802	1,080,700
Bank of America, N.A.	0.17%	3/11/10	Open	$862,681	862,600
Bank of America, N.A.	0.05%	3/24/10	Open	$7,990,078	7,990,000
Credit Suisse International	0.20%	3/25/10	Open	$11,790,393	11,790,000
Barclays Bank Plc	(0.12)%	3/31/10	4/01/10	$2,270,417	2,270,425
Royal Bank of Scotland Plc	0.00%	3/31/10	4/01/10	$2,232,206	2,232,206
JPMorgan Chase Bank, N.A.	0.00%	3/31/10	4/01/10	$3,276,788	3,276,788
Credit Suisse International	0.20%	3/31/10	4/01/10	$5,865,483	5,865,450
Barclays Bank Plc	(0.02)%	4/01/10	4/06/10	$2,276,181	2,276,187
Barclays Bank Plc	0.19%	4/01/10	4/06/10	$5,791,153	5,791,000
Barclays Bank Plc	0.10%	4/01/10	Open	$2,235,000	2,235,000
JPMorgan Chase Bank, N.A.	0.12%	4/01/10	Open	$3,280,894	3,280,894

Total					$72,646,369

•	Foreign currency exchange contracts as of March 31, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	23,000	USD	22,620	Citibank, N.A.	4/01/10	$26
USD	23,729	JPY	2,198,000	Citibank, N.A.	4/01/10	219
BRL	670,035	USD	365,500	Royal Bank of Scotland Plc	4/05/10	10,883
BRL	665,210	USD	373,504	UBS AG	4/05/10	557
CAD	55,000	USD	54,198	Citibank, N.A.	4/05/10	(46)
USD	376,213	BRL	670,035	Royal Bank of Scotland Plc	4/05/10	(561)
USD	365,500	BRL	665,210	UBS AG	4/05/10	(8,560)
AUD	114,000	USD	104,584	Citibank, N.A.	4/06/10	29
EUR	190,000	USD	257,165	Citibank, N.A.	4/06/10	(540)
CAD	153,000	USD	149,123	Citibank, N.A.	4/07/10	1,519
CHF	99,000	USD	94,063	Citibank, N.A.	4/07/10	(170)
EUR	35,000	USD	47,537	Citibank, N.A.	4/07/10	(263)
HKD	590,000	USD	75,985	Deutsche Bank AG	4/07/10	4
USD	40,411	CHF	43,000	Citibank, N.A.	4/07/10	(373)
USD	53,114	CHF	56,000	Citibank, N.A.	4/07/10	—
USD	78,724	DKK	430,000	Citibank, N.A.	4/07/10	714
USD	76,031	HKD	590,000	Citibank, N.A.	4/07/10	38
CAD	2,109,800	USD	1,993,829	Citibank, N.A.	4/21/10	83,440
JPY	3,779,000	USD	41,807	Citibank, N.A.	4/21/10	(1,381)

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	25

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	26,272	CAD	27,800	Citibank, N.A.	4/21/10	$(1,099)
USD	1,990,312	CAD	2,082,000	Goldman Sachs Bank USA	4/21/10	(59,585)
USD	509,987	GBP	315,000	Morgan Stanley Capital Services, Inc.	4/21/10	32,036
AUD	400,000	USD	361,288	BNP Paribas	4/27/10	4,700
AUD	2,319,000	USD	2,125,850	Citibank, N.A.	4/27/10	(4,038)
CAD	321,000	USD	317,758	Citibank, N.A.	4/27/10	(1,708)
CAD	355,000	USD	348,388	Citibank, N.A.	4/27/10	1,138
CAD	29,000	USD	27,192	Citibank, N.A.	4/27/10	1,361
CAD	71,000	USD	67,319	Citibank, N.A.	4/27/10	2,586
CAD	424,000	USD	413,376	Citibank, N.A.	4/27/10	4,085
CAD	288,000	USD	282,381	Deutsche Bank AG	4/27/10	1,178
CAD	392,000	USD	373,679	Deutsche Bank AG	4/27/10	12,276
CAD	480,000	USD	450,705	Deutsche Bank AG	4/27/10	21,893
CAD	83,000	USD	78,593	Morgan Stanley Capital Services, Inc.	4/27/10	3,127
CHF	1,152,000	USD	1,116,279	Citibank, N.A.	4/27/10	(23,482)
CHF	106,000	USD	98,082	Citibank, N.A.	4/27/10	2,470
CHF	169,000	USD	157,533	Citibank, N.A.	4/27/10	2,782
DKK	600,000	USD	113,722	Morgan Stanley Capital Services, Inc.	4/27/10	(4,887)
EUR	2,095,000	USD	2,864,980	Citibank, N.A.	4/27/10	(35,282)
EUR	99,000	USD	135,995	Citibank, N.A.	4/27/10	(2,277)
EUR	217,000	USD	294,373	Citibank, N.A.	4/27/10	(1,273)
EUR	15,000	USD	20,634	Citibank, N.A.	4/27/10	(374)
EUR	107,000	USD	144,159	Citibank, N.A.	4/27/10	365
EUR	41,000	USD	56,063	Deutsche Bank AG	4/27/10	(685)
EUR	66,000	USD	89,760	Deutsche Bank AG	4/27/10	(615)
EUR	56,000	USD	75,654	Deutsche Bank AG	4/27/10	(15)
EUR	23,000	USD	32,470	Royal Bank of Scotland Plc	4/27/10	(1,404)
GBP	153,000	USD	236,068	Citibank, N.A.	4/27/10	(3,929)
GBP	224,000	USD	335,528	Deutsche Bank AG	4/27/10	4,335
HKD	2,107,000	USD	271,473	Deutsche Bank AG	4/27/10	(45)
JPY	38,826,000	USD	431,019	Citibank, N.A.	4/27/10	(15,661)
JPY	8,467,000	USD	93,466	Citibank, N.A.	4/27/10	(2,887)
JPY	2,198,000	USD	23,732	Citibank, N.A.	4/27/10	(218)
JPY	30,803,000	USD	343,852	Deutsche Bank AG	4/27/10	(14,323)
JPY	16,859,000	USD	187,415	Deutsche Bank AG	4/27/10	(7,058)
JPY	15,712,000	USD	174,289	Deutsche Bank AG	4/27/10	(6,204)
JPY	40,895,000	USD	452,794	UBS AG	4/27/10	(15,302)
NOK	1,031,000	USD	173,198	Deutsche Bank AG	4/27/10	63
SEK	3,966,000	USD	561,903	Citibank, N.A.	4/27/10	(12,610)
SEK	278,000	USD	38,949	Deutsche Bank AG	4/27/10	(446)
SEK	296,000	USD	39,859	Deutsche Bank AG	4/27/10	1,137
USD	1,728,554	AUD	1,966,500	Citibank, N.A.	4/27/10	(70,733)
USD	151,460	AUD	169,500	Citibank, N.A.	4/27/10	(3,627)
USD	43,514	AUD	50,000	Citibank, N.A.	4/27/10	(2,234)
USD	118,173	AUD	133,000	Deutsche Bank AG	4/27/10	(3,518)
USD	206,599	CAD	219,000	Citibank, N.A.	4/27/10	(9,024)
USD	132,531	CAD	138,500	Citibank, N.A.	4/27/10	(3,833)
USD	348,410	CAD	355,000	Citibank, N.A.	4/27/10	(1,115)
USD	103,835	CAD	105,000	Citibank, N.A.	4/27/10	455
USD	190,263	CAD	200,000	Deutsche Bank AG	4/27/10	(6,653)
USD	55,316	CHF	59,000	Citibank, N.A.	4/27/10	(652)
USD	133,419	CHF	141,000	Citibank, N.A.	4/27/10	(335)
USD	94,078	CHF	99,000	Citibank, N.A.	4/27/10	186
USD	77,871	DKK	422,000	Citibank, N.A.	4/27/10	1,323
USD	129,631	DKK	705,000	Citibank, N.A.	4/27/10	1,749
USD	361,257	EUR	270,000	BNP Paribas	4/27/10	(3,429)
USD	239,548	EUR	177,000	Citibank, N.A.	4/27/10	476
USD	257,169	EUR	190,000	Citibank, N.A.	4/27/10	544
USD	230,586	EUR	168,000	Citibank, N.A.	4/27/10	3,669
USD	450,897	EUR	331,000	Morgan Stanley & Co.	4/27/10	3,818
USD	80,609	GBP	53,000	Citibank, N.A.	4/27/10	195
USD	52,480	GBP	33,000	Citibank, N.A.	4/27/10	2,411
USD	212,172	GBP	135,000	Citibank, N.A.	4/27/10	7,343
USD	397,098	GBP	255,000	Citibank, N.A.	4/27/10	10,200
USD	333,819	GBP	213,000	Citibank, N.A.	4/27/10	10,645
USD	236,092	GBP	148,000	Citibank, N.A.	4/27/10	11,539
USD	273,983	GBP	169,000	Deutsche Bank AG	4/27/10	17,568
USD	527,644	GBP	346,000	Morgan Stanley & Co.	4/27/10	2,676
USD	23,307	HKD	181,000	Citibank, N.A.	4/27/10	(9)
USD	24,463	HKD	190,000	Deutsche Bank AG	4/27/10	(13)
USD	75,996	HKD	590,000	Deutsche Bank AG	4/27/10	7
USD	320,730	HKD	2,491,000	Morgan Stanley Capital Services, Inc.	4/27/10	(165)
USD	259,116	JPY	23,398,000	Citibank, N.A.	4/27/10	8,805
USD	647,840	JPY	59,020,000	Citibank, N.A.	4/27/10	16,448
USD	31,214	JPY	2,848,000	Deutsche Bank AG	4/27/10	746
USD	1,486,275	JPY	135,427,000	Deutsche Bank AG	4/27/10	37,486
USD	234,959	NOK	1,373,000	Deutsche Bank AG	4/27/10	4,224
USD	194,142	NZD	275,000	Citibank, N.A.	4/27/10	(853)

See Notes to Financial Statements.

26	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Schedule of Investments (continued)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	390,055	SGD	543,000	Deutsche Bank AG	4/27/10	$1,961
BRL	669,029	USD	365,500	UBS AG	5/04/10	8,044
USD	548,439	EUR	405,500	Citibank, N.A.	5/26/10	726

Total						$12,711

•	Financial futures contracts purchased as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
80	S&P 500 Index	June 2010	$23,304,000	$483,298
3	U.S. Treasury Bonds (30 Year)	June 2010	$348,375	(714)

Total				$482,584

•	Financial futures contracts sold as of March 31, 2010 were as follows:

Contracts	Issue	Expiration Date	Notional Value	Unrealized Appreciation (Depreciation)
5	Euro Dollar Futures	June 2010	$1,245,375	$(198)
201	U.S. Treasury Notes (2 Year)	June 2010	$43,607,578	28,198
36	U.S. Treasury Notes (5 Year)	June 2010	$4,134,375	7,868
115	U.S. Treasury Notes (10 Year)	June 2010	$13,368,750	(11,953)
24	U.S. Ultra Long-term Treasury Bonds	June 2010	$2,879,250	13,993
5	Euro Dollar Futures	September 2010	$1,243,313	(123)
5	Euro Dollar Futures	December 2010	$1,239,625	115
2	Euro Dollar Futures	March 2011	$494,100	(219)
4	Euro Dollar Futures	June 2011	$984,450	87
4	Euro Dollar Futures	September 2011	$980,800	37
4	Euro Dollar Futures	December 2011	$977,250	137
4	Euro Dollar Futures	March 2012	$974,150	262

Total				$38,204

•	Interest rate swaps outstanding as of March 31, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.12%(a)	3-month LIBOR	BNP Paribas	January 2012	USD	13,700	$(39,974)
1.14%(b)	3-month LIBOR	BNP Paribas	February 2012	USD	7,100	18,185
1.10%(b)	3-month LIBOR	Deutsche Bank AG	February 2012	USD	6,800	11,358
1.81%(a)	3-month LIBOR	Citibank, N.A.	March 2012	USD	4,000	(51,729)
2.25%(a)	3-month LIBOR	Deutsche Bank AG	December 2012	USD	2,220	(51,074)
2.79%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	November 2014	USD	1,090	(21,085)
2.56%(a)	3-month LIBOR	Bank of America, N.A.	March 2015	USD	5,200	24,262
2.62%(a)	3-month LIBOR	Barclays Bank Plc	March 2015	USD	3,900	6,675
2.75%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2015	USD	2,000	(4,143)
2.73%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	April 2015	USD	3,400	(2,170)
2.72%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	April 2015	USD	3,500	—
3.41%(b)	3-month LIBOR	Deutsche Bank AG	May 2019	USD	6,900	(59,817)
3.68%(b)	3-month LIBOR	Deutsche Bank AG	August 2019	USD	4,200	(660)
3.50%(b)	3-month LIBOR	Citibank, N.A.	September 2019	USD	1,200	(19,749)
3.50%(b)	3-month LIBOR	Bank of America, N.A.	September 2019	USD	2,800	(49,390)
3.47%(b)	3-month LIBOR	Royal Bank of Scotland Plc	September 2019	USD	3,600	(73,290)
3.43%(a)	3-month LIBOR	Deutsche Bank AG	October 2019	USD	1,000	8,831
3.36%(b)	3-month LIBOR	Goldman Sachs Bank USA	October 2019	USD	1,400	(22,835)
3.12%(a)	3-month LIBOR	Barclays Bank Plc	October 2019	USD	5,600	43,794

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	27

Schedule of Investments (continued)

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.73%(a)	3-month LIBOR	Citibank, N.A.	October 2019	USD	1,100	$(14,993)
5.49%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	October 2019	USD	1,400	(180,180)
3.50%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	November 2019	USD	600	5,245
3.46%(a)	3-month LIBOR	Bank of America, N.A.	November 2019	USD	985	12,146
3.31%(b)	3-month LIBOR	Barclays Bank Plc	December 2019	USD	5,600	(149,509)
3.31%(b)	3-month LIBOR	Royal Bank of Scotland Plc	December 2019	USD	800	(21,192)
3.40%(a)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	5,600	108,565
3.62%(b)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	1,600	(1,401)
3.50%(b)	3-month LIBOR	Deutsche Bank AG	December 2019	USD	700	(8,207)
3.66%(b)	3-month LIBOR	Credit Suisse International	December 2019	USD	4,700	12,821
5.67%(a)	3-month LIBOR	Citibank, N.A.	January 2020	USD	500	(59,999)
3.89%(b)	3-month LIBOR	BNP Paribas	January 2020	USD	1,700	29,802
3.93%(b)	3-month LIBOR	BNP Paribas	January 2020	USD	2,100	43,640
3.89%(b)	3-month LIBOR	Credit Suisse International	January 2020	USD	2,500	42,692
4.87%(a)	3-month LIBOR	Deutsche Bank AG	February 2020	USD	5,700	(303,495)
3.71%(a)	3-month LIBOR	Deutsche Bank AG	February 2020	USD	3,100	7,863
3.78%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2020	USD	1,700	(5,898)
3.87%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2020	USD	1,000	9,593
3.75%(b)	3-month LIBOR	Royal Bank of Scotland Plc	February 2020	USD	3,500	(2,289)
3.68%(b)	3-month LIBOR	BNP Paribas	March 2020	USD	2,800	(19,434)
3.70%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD	2,300	13,896
3.65%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2020	USD	2,000	(19,967)
3.64%(a)	3-month LIBOR	Royal Bank of Scotland Plc	March 2020	USD	3,700	41,979
3.73%(a)	3-month LIBOR	Barclays Bank Plc	March 2020	USD	1,000	3,775
3.33%(b)	3-month LIBOR	Citibank, N.A.	March 2020	USD	2,100	22,237
3.77%(b)	3-month LIBOR	Citibank, N.A.	March 2020	USD	2,400	(2,129)
3.68%(a)	3-month LIBOR	Deutsche Bank AG	March 2020	USD	1,100	10,581
3.64%(b)	3-month LIBOR	Deutsche Bank AG	March 2020	USD	1,300	(17,120)
3.71%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2020	USD	2,500	18,326
3.75%(a)	3-month LIBOR	Deutsche Bank AG	March 2020	USD	1,200	5,811
3.83%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	March 2020	USD	1,000	(1,927)
4.42%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	2,325	(97,882)
4.24%(c)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2020	USD	705	(21,467)
5.41%(b)	3-month LIBOR	JPMorgan Chase Bank, N.A.	August 2022	USD	1,130	160,082
4.35%(a)	3-month LIBOR	JPMorgan Chase Bank, N.A.	July 2039	USD	1,300	23,053
4.44%(b)	3-month LIBOR	Royal Bank of Scotland Plc	January 2040	USD	1,000	3,811

See Notes to Financial Statements.

28	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Schedule of Investments (continued)

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
4.52%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	February 2040	USD	900	$6,085
3.50%(c)	3-month LIBOR	Barclays Bank Plc	March 2040	USD	500	83,641

Total						$(544,256)

(a)	Fund pays fixed interest rate and receives floating rate.

(b)	Fund pays floating interest rate and receives fixed rate.

(c)	Fund pays fixed interest rate and receives floating rate at expiration date.

•	Credit default swaps on single-name issues - buy protection outstanding as of March 31, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Centex Corp.	6.92%	JPMorgan Chase Bank, N.A.	December 2010	USD	265	$(13,070)
iStar Financial, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	September 2011	USD	140	(29,192)
Wendy’s/Arby’s Group, Inc.	2.90%	JPMorgan Chase Bank, N.A.	December 2011	USD	360	(10,944)
NOVA Chemicals Corp.	5.00%	Citibank, N.A.	March 2012	USD	25	(698)
NOVA Chemicals Corp.	5.00%	JPMorgan Chase Bank, N.A.	June 2012	USD	35	(588)
Ryland Group, Inc.	4.51%	JPMorgan Chase Bank, N.A.	June 2012	USD	165	(12,273)
Macy’s, Inc.	7.50%	Morgan Stanley Capital Services, Inc.	June 2012	USD	335	(48,140)
Belo Corp.	5.00%	Barclays Bank Plc	June 2013	USD	120	(24,186)
D.R. Horton, Inc.	5.04%	JPMorgan Chase Bank, N.A.	June 2013	USD	525	(58,582)
Centex Corp.	4.37%	Deutsche Bank AG	December 2013	USD	575	(71,855)
NOVA Chemicals Corp.	5.00%	Goldman Sachs Bank USA	December 2013	USD	200	(9,449)
Centex Corp.	4.40%	JPMorgan Chase Bank, N.A.	December 2013	USD	330	(41,757)
Tyson Foods, Inc.	4.10%	Barclays Bank Plc	March 2014	USD	445	(51,485)
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs Bank USA	March 2014	USD	80	(29,845)
Toll Brothers, Inc.	2.00%	JPMorgan Chase Bank, N.A.	March 2014	USD	155	(3,652)
Seagate Technology Holdings, Inc.	1.00%	Credit Suisse International	June 2014	USD	275	(4,213)
D.R. Horton, Inc.	5.07%	JPMorgan Chase Bank, N.A.	September 2014	USD	155	(20,977)
Macy’s, Inc.	1.00%	Morgan Stanley Capital Services, Inc.	September 2014	USD	90	(2,363)
Huntsman Corp.	5.00%	Goldman Sachs Bank USA	December 2014	USD	335	(149,729)
TXU Corp.	5.00%	JPMorgan Chase Bank, N.A.	December 2014	USD	125	(16,709)
TXU Corp.	5.00%	Morgan Stanley Capital Services, Inc.	December 2014	USD	680	(78,146)
Huntsman Corp.	5.00%	Goldman Sachs Bank USA	March 2015	USD	85	(31,407)
Pulte Group, Inc.	3.00%	JPMorgan Chase Bank, N.A.	March 2015	USD	185	(9,375)
Lennar Corp.	5.86%	JPMorgan Chase Bank, N.A.	June 2015	USD	250	(35,986)
First Data Corp.	5.00%	Barclays Bank Plc	December 2015	USD	320	(43,301)
First Data Corp.	5.00%	Credit Suisse International	December 2015	USD	130	(17,591)
First Data Corp.	5.00%	Deutsche Bank AG	December 2015	USD	240	13,279
First Data Corp.	5.00%	Goldman Sachs Bank USA	December 2015	USD	85	(11,077)
First Data Corp.	5.00%	JPMorgan Chase Bank, N.A.	December 2015	USD	165	(22,327)

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	29

Schedule of Investments (continued)

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Sabre Holdings Corp.	5.00%	JPMorgan Chase Bank, N.A.	March 2016	USD	690	$(370,251)

Total						$(1,205,889)

•	Credit default swaps on traded indexes - buy protection outstanding as of March 31, 2010 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Depreciation
Dow Jones North America High Yield Index Series 13 Volume 1	5.00%	Credit Suisse International	December 2014	USD	7,524	$(165,274)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•	Portfolio abbreviations:

ADR	American Depositary Receipts	JPY	Japanese Yen
AUD	Australian Dollar	LIBOR	London InterBank Offered Rate
BRL	Brazilian Real	NOK	Norwegian Krone
CAD	Canadian Dollar	NZD	New Zealand Dollar
CHF	Swiss Francs	RB	Revenue Bonds
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	TBA	To-Be-Announced
GO	General Obligation	USD	US Dollar
HKD	Hong Kong Dollar

•	Fair Value Measurements – Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of March 31, 2010 in determining the fair valuation of the Fund’s investments:

	Investments in Securities
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Asset-Backed Securities	—	$12,843,747	$268 $	12,844,015
Collateralized Debt Obligations	—	—	—	—
Common Stocks	$260,429,518	84,862,413	154,660	345,446,591
Corporate Bonds	—	49,716,736	—	49,716,736
Exchange-Traded Funds	93,398	—	—	93,398
Foreign Agency Obligations	—	8,236,234	—	8,236,234
Foreign Government Obligations	—	8,495,284	—	8,495,284
Non-Agency Mortgage-Backed Securities	—	36,706,017	883,598	37,589,615
Preferred Securities	—	2,133,562	—	2,133,562
Taxable Municipal Bonds	—	3,758,918	—	3,758,918
U.S. Government Sponsored Agency Securities	—	173,143,469	—	173,143,469
U.S. Treasury Obligations	—	64,115,778	—	64,115,778
Warrants	3,340	—	—	3,340
Short-Term Securities:
Money Market Funds	31,897,347	1,893,500	—	33,790,847
Borrowed Bond Agreements	—	5,675,125	—	5,675,125
Liabilities:
Borrowed Bonds	—	(5,654,375)	—	(5,654,375)
TBA Sale Commitments	—	(84,641,300)	—	(84,641,300)

Total	$292,423,603	$361,285,108	$1,038,526	$654,747,237

	Other Financial Instruments[1]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets	$540,124	$2,463,051	—	$3,003,175
Liabilities	(28,353)	(5,124,670)	$(119,349)	(5,272,372)

Total	$511,771	$(2,661,619)	$(119,349)	$(2,269,197)

[1]	Other financial instruments are options purchased, options written, borrowed bonds, foreign currency exchange contracts, financial futures contracts and

See Notes to Financial Statements.

30	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Schedule of Investments (concluded)

swaps. Foreign currency exchange contracts, financial futures contracts and swaps are shown at the unrealized appreciation/depreciation on the instrument and options purchased, options written and borrowed bonds are shown at value.

The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities
	Asset-Backed Securities	Common Stocks	Non-Agency Mortgage-Backed Securities	Total
Balance, as of September 30, 2009	$268	$200,988	$84,386	$285,642
Accrued discounts/premiums	—	—	(37)	(37)
Realized gain/loss	—	—	(167)	(167)
Change in unrealized appreciation/depreciation[3]	—	(46,328)	50,776	4,448
Net purchases/sales	—	—	832,581	832,581
Transfers in/out of Level 3	—	—	(83,941)	—

Balance, as of March 31, 2010	$268	$154,660	$883,598	$1,038,526

Other Financial Instruments[2]
Liabilities
Balance, as of September 30, 2009	$(162,360)
Accrued discounts/premiums	—
Realized gain/loss	—
Change in unrealized appreciation/depreciation[3]	43,011
Net purchases/sales	—
Transfers in/out of Level 3	—

Balance, as of March 31, 2010	$(119,349)

2	Other financial instruments are swaps.

3	The change in unrealized appreciation/depreciation on securities still held at March 31, 2010 was $(11,202), which is included in the related net change in unrealized appreciation/depreciation on the Statements of Operations.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	31

Statement of Assets and Liabilities

March 31, 2010 (Unaudited)
Assets
Investments at value — unaffiliated (including securities loaned of $1,840,700) (cost — $640,324,092)	$712,489,614
Investments at value — affiliated (cost — $33,892,018)	33,884,245
Foreign currency at value (cost — $386,716)	389,160
Cash pledged as collateral in connection with financial futures contracts	2,199,000
Swap premium paid	1,062,343
TBA sale commitments receivable	84,756,947
Investments sold receivable	65,625,611
Interest receivable	2,167,193
Capital shares sold receivable	809,800
Unrealized appreciation on swaps	792,028
Dividends and reclaims receivable	615,447
Unrealized appreciation on foreign currency exchange contracts	346,205
Principal paydown receivable	122,425
Dividends receivable — affiliated	3,279
Margin variation receivable	2,475
Securities lending income receivable — affiliated	2,790
Receivable from advisor	86
Prepaid expenses	74,424

Total assets	905,343,072

Liabilities
Bank overdraft	133,171
Investments purchased payable	163,738,809
TBA sale commitments at value (proceeds $84,756,947)	84,641,300
Reverse repurchase agreements	72,646,369
Borrowed bonds (proceeds $5,670,909)	5,654,375
Payable for treasury rolls	2,991,277
Options written at value (premiums received $3,031,817)	2,218,224
Unrealized depreciation on swaps	2,707,447
Collateral at value — securities loaned	1,893,500
Capital shares redeemed payable	542,725
Other affiliates payable	341,906
Investment advisory fees payable	295,023
Service and distribution fees payable	203,506
Margin variation payable	188,161
Unrealized depreciation on foreign currency exchange contracts	333,494
Interest expense payable	213,723
Officer’s and Trustees’ fees payable	10,137
Foreign taxes payable	3,349
Other accrued expenses payable	94,327

Total liabilities	338,850,823

Net Assets	$566,492,249

Net Assets Consist of
Paid-in capital	$552,044,362
Undistributed net investment income	2,136,368
Accumulated net realized loss	(59,413,742)
Net unrealized appreciation/depreciation	71,725,261

Net Assets	$566,492,249

Net Asset Value
Institutional — Based on net assets of $35,747,255 and 2,518,489 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.19

Service — Based on net assets of $1,510,887 and 106,747 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.15

Investor A — Based on net assets of $385,492,648 and 27,254,664 shares outstanding, unlimited number of shares authorized, $0.001 par value	$14.14

Investor B — Based on net assets of $62,225,511 and 4,452,544 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.98

Investor C — Based on net assets of $81,515,948 and 5,850,092 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.93

See Notes to Financial Statements.

32	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Statement of Operations

Six Months Ended March 31, 2010 (Unaudited)
Investment Income
Interest	$5,446,246
Dividends and reclaims	2,375,333
Foreign taxes withheld	(57,130)
Securities lending — affiliated	4,295
Dividends — affiliated	23,481

Total income	7,792,225

Expenses
Investment advisory	1,499,999
Service and distribution — class specific	1,169,037
Transfer agent — class specific	464,721
Administration	202,204
Custodian	145,439
Professional	64,400
Administration — class specific	68,184
Printing	54,744
Registration	24,991
Officer and Trustees	12,342
Miscellaneous	88,048
Recoupment of past waived fees — class specific	34,491

Total expenses excluding interest expense	3,828,600
Interest expense	119,323

Total expenses	3,947,923
Less fees waived by advisor	(12,094)
Less administration fees waived — class specific	(3,094)
Less transfer agent fees waived — class specific	(162)
Less transfer agent fees reimbursed — class specific	(544)
Less fees paid indirectly	(659)

Total expenses after fees waived, reimbursed and paid indirectly	3,931,370

Net investment income	3,860,855

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	12,487,746
Options written	1,847,083
Financial futures contracts	2,957,758
Swaps	5,903
Foreign currency transactions	365,980

17,664,470

Net change in unrealized appreciation/depreciation on:
Investments	18,526,777
Options written	900,487
Financial futures contracts	(169,683)
Swaps	(810,843)
Foreign currency transactions	375,919
Borrowed bonds	16,534

18,839,191

Total realized and unrealized gain	36,503,661

Net Increase in Net Assets Resulting from Operations	$40,364,516

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	33

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
Operations
Net investment income	$3,860,855	$8,965,099
Net realized gain (loss)	17,664,470	(68,309,365)
Net change in unrealized appreciation/depreciation	18,839,191	76,219,961

Net increase in net assets resulting from operations	40,364,516	16,875,695

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(274,199)	(440,877)
Service	(12,119)	(21,097)
Investor A	(2,825,979)	(4,525,741)
Investor B	(258,407)	(371,592)
Investor C	(314,393)	(430,792)
Net realized gain:
Institutional	—	(406,332)
Service	—	(21,686)
Investor A	—	(5,466,565)
Investor B	—	(1,298,809)
Investor C	—	(1,188,380)

Decrease in net assets resulting from dividends and distributions to shareholders	(3,685,097)	(14,171,871)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(4,535,019)	(50,336,591)

Net Assets
Total decrease in net assets	32,144,400	(47,632,767)
Beginning of period	534,347,849	581,980,616

End of period	$566,492,249	$534,347,849

Undistributed net investment income	$2,136,368	$1,960,610

See Notes to Financial Statements.

34	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Financial Highlights

	Institutional*
	Six Months Ended March 31, 2010	Year Ended September 30,				Period March 1, 2005 to	Period April 1, 2004 to
	(Unaudited)	2009	2008	2007	2006	September 30, 2005	February 28, 2005
Per Share Operating Performance
Net asset value, beginning of period	$13.28	$12.96	$17.07	$15.53	$15.51	$14.99	$14.91

Net investment income	0.13 [1]	0.27 [1]	0.33 [1]	0.33 [1]	0.31 [1]	0.17 [1]	0.20
Net realized and unrealized gain (loss)	0.90	0.45	(2.76)	2.08 [2]	0.66 [2]	0.52 [2]	0.82

Net increase (decrease) from investment operations	1.03	0.72	(2.43)	2.41	0.97	0.69	1.02

Dividends and distributions from:
Net investment income	(0.12)	(0.21)	(0.38)	(0.24)	(0.30)	(0.17)	(0.40)
Net realized gain	—	(0.19)	(1.30)	(0.63)	(0.65)	—	(0.54)

Total dividends and distributions	(0.12)	(0.40)	(1.68)	(0.87)	(0.95)	(0.17)	(0.94)

Net asset value, end of period	$14.19	$13.28	$12.96	$17.07	$15.53	$15.51	$14.99

Total Investment Return[3]
Based on net asset value	7.83%[4]	6.15%[5]	(15.81)%	16.04%[6]	6.53%[6]	4.66%[4,6]	7.17%[4]

Ratios to Average Net Assets
Total expenses	0.96%[7]	0.95%	0.94%	0.93%	0.91%	1.11%[7]	1.05%[7]

Total expenses excluding recoupment of past waived fees	0.96%[7]	0.95%	0.94%	0.93%	0.91%	1.11%[7]	1.05%[7]

Total expenses after fees waived, reimbursed and paid indirectly	0.93%[7]	0.88%	0.89%	0.86%	0.83%	0.86%[7]	1.03%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.89%[7]	0.88%	0.85%	0.86%	0.83%	0.86%[7]	1.03%[7]

Net investment income	1.94%[7]	2.43%	2.20%	2.03%	2.04%	1.90%[7]	1.71%[7]

Supplemental Data
Net assets, end of period (000)	$35,747	$29,127	$23,083	$34,720	$32,545	$29,752	$31,328

Portfolio turnover	179%[8]	354%[9]	391%[10]	93%	136%	90%	101%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, a series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratio of 0.71889936 for Institutional shares.

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.92%.

6	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

7	Annualized.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 122%.

9	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

10	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 121%.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	35

Financial Highlights (continued)

	Service
	Six Months Ended March 31, 2010	Year Ended September 30,				Period March 1, 2005 to	Period January 28, 2005[1] to
	(Unaudited)	2009	2008	2007	2006	September 30, 2005	February 28, 2005
Per Share Operating Performance
Net asset value, beginning of period	$13.24	$12.93	$17.03	$15.51	$15.49	$14.97	$14.63

Net investment income	0.11 [2]	0.24 [2]	0.30 [2]	0.29 [2]	0.27 [2]	0.14 [2]	0.01
Net realized and unrealized gain (loss)	0.91	0.44	(2.76)	2.08 [3]	0.65 [3]	0.52 [3]	0.33

Net increase (decrease) from investment operations	1.02	0.68	(2.46)	2.37	0.92	0.66	0.34

Dividends and distributions from:
Net investment income	(0.11)	(0.18)	(0.34)	(0.22)	(0.25)	(0.14)	—
Net realized gain	—	(0.19)	(1.30)	(0.63)	(0.65)	—	—

Total dividends and distributions	(0.11)	(0.37)	(1.64)	(0.85)	(0.90)	(0.14)	—

Net asset value, end of period	$14.15	$13.24	$12.93	$17.03	$15.51	$15.49	$14.97

Total Investment Return[4]
Based on net asset value	7.73%[5]	5.83%[6]	(16.00)%	15.74%[7]	6.24%[7]	4.44%[5,7]	2.32%[5]

Ratios to Average Net Assets
Total expenses	1.29%[8]	1.18%	1.11%	1.31%	1.17%	1.36%[8]	1.26%[8]

Total expenses excluding recoupment of past waived fees	1.29%[8]	1.15%	1.11%	1.31%	1.17%	1.36%[8]	1.26%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.21%[8]	1.14%	1.11%	1.10%	1.11%	1.16%[8]	1.16%[8]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.17%[8]	1.14%	1.07%	1.10%	1.11%	1.16%[8]	1.16%[8]

Net investment income (loss)	1.64%[8]	2.17%	1.96%	1.80%	1.76%	1.60%[8]	(0.17)%[8]

Supplemental Data
Net assets, end of period (000)	$1,511	$1,472	$1,552	$2,325	$2,201	$2,171	$2,171

Portfolio turnover	179%[9]	354%[10]	391%[11]	93%	136%	90%	101%

	Investor A*
	Six Months Ended March 31, 2010	Year Ended September 30,				Period March 1, 2005 to	Period April 1, 2004 to
	(Unaudited)	2009	2008	2007	2006	September 30, 2005	February 28, 2005
Per Share Operating Performance
Net asset value, beginning of period	$13.23	$12.92	$17.01	$15.50	$15.48	$14.95	$14.89

Net investment income	0.11 [2]	0.23 [2]	0.28 [2]	0.27 [2]	0.25 [2]	0.13 [2]	0.18
Net realized and unrealized gain (loss)	0.90	0.43	(2.75)	2.07 [3]	0.66 [3]	0.53 [3]	0.80

Net increase (decrease) from investment operations	1.01	0.66	(2.47)	2.34	0.91	0.66	0.98

Dividends and distributions from:
Net investment income	(0.10)	(0.16)	(0.32)	(0.20)	(0.24)	(0.13)	(0.38)
Net realized gain	—	(0.19)	(1.30)	(0.63)	(0.65)	—	(0.54)

Total dividends and distributions	(0.10)	(0.35)	(1.62)	(0.83)	(0.89)	(0.13)	(0.92)

Net asset value, end of period	$14.14	$13.23	$12.92	$17.01	$15.50	$15.48	$14.95

Total Investment Return[4]
Based on net asset value	7.70%[5]	5.66%[12]	(16.05)%	15.58%[7]	6.12%[7]	4.44%[5,7]	6.78%[5]

Ratios to Average Net Assets
Total expenses	1.26%[8]	1.27%	1.24%	1.21%	1.36%	1.46%[8]	1.32%[8]

Total expenses excluding recoupment of past waived fees	1.25%[8]	1.27%	1.24%	1.21%	1.36%	1.46%[8]	1.32%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.26%[8]	1.26%	1.24%	1.21%	1.23%	1.25%[8]	1.24%[8]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.22%[8]	1.26%	1.20%	1.21%	1.23%	1.25%[8]	1.24%[8]

Net investment income	1.60%[8]	2.04%	1.84%	1.68%	1.63%	1.51%[8]	1.55%[8]

Supplemental Data
Net assets, end of period (000)	$385,493	$361,751	$390,051	$506,537	$482,284	$491,557	$526,929

Portfolio turnover	179%[9]	354%[10]	391%[11]	93%	136%	90%	101%

See Notes to Financial Statements.

36	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Financial Highlights (continued)

	Investor B*
	Six Months Ended March 31, 2010	Year Ended September 30,				Period March 1, 2005 to	Period April 1, 2004 to
	(Unaudited)	2009	2008	2007	2006	September 30, 2005	February 28, 2005
Per Share Operating Performance
Net asset value, beginning of period	$13.08	$12.75	$16.83	$15.35	$15.34	$14.81	$14.74

Net investment income	0.05 [2]	0.14 [2]	0.16 [2]	0.14 [2]	0.13 [2]	0.07 [2]	0.08
Net realized and unrealized gain (loss)	0.90	0.43	(2.75)	2.07 [3]	0.65 [3]	0.51 [3]	0.81

Net increase (decrease) from investment operations	0.95	0.57	(2.59)	2.21	0.78	0.58	0.89

Dividends and distributions from:
Net investment income	(0.05)	(0.05)	(0.19)	(0.10)	(0.12)	(0.05)	(0.28)

Net realized gain	—	(0.19)	(1.30)	(0.63)	(0.65)	—	(0.54)

Total dividends and distributions	(0.05)	(0.24)	(1.49)	(0.73)	(0.77)	(0.05)	(0.82)

Net asset value, end of period	$13.98	$13.08	$12.75	$16.83	$15.35	$15.34	$14.81

Total Investment Return[4]
Based on net asset value	7.28%[5]	4.93%[13]	(16.89)%	14.81%[7]	5.30%[7]	3.94%[5,7]	6.20%[5]

Ratios to Average Net Assets
Total expenses	2.12%[8]	2.07%	2.02%	2.01%	2.03%	2.11%[8]	2.04%[8]

Total expenses excluding recoupment of past waived fees	2.07%[8]	2.06%	2.02%	2.01%	2.03%	2.11%[8]	2.04%[8]

Total expenses after fees waived, reimbursed and paid indirectly	2.11%[8]	2.04%	2.02%	2.01%	2.00%	2.01%[8]	2.04%[8]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	2.07%[8]	2.04%	1.97%	2.01%	2.00%	2.01%[8]	2.04%[8]

Net investment income	0.73%[8]	1.27%	1.06%	0.89%	0.86%	0.75%[8]	0.73%[8]

Supplemental Data
Net assets, end of period (000)	$62,226	$69,934	$97,710	$152,820	$175,826	$181,583	$187,689

Portfolio turnover	179%[9]	354%[10]	391%[11]	93%	136%	90%	101%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, a series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratios of 0.71991517 and 0.72321182 for Investor A and Investor B shares, respectively.

1	Commencement of operations.

2	Based on average shares outstanding.

3	Includes redemption fees, which are less than $0.01 per share.

4	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

5	Aggregate total investment return.

6	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.60%.

7	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

8	Annualized.

9	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 122%.

10	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

11	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 121%.

12	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 5.42%.

13	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 4.69%.

See Notes to Financial Statements.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	37

Financial Highlights (concluded)

	Investor C*
	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30,				Period March 1, 2005 to September 30, 2005	Period April 1, 2004 to February 28, 2005
		2009	2008	2007	2006
Per Share Operating Performance
Net asset value, beginning of period	$13.04	$12.73	$16.78	$15.34	$15.33	$14.81	$14.74

Net investment income	0.06 [1]	0.15 [1]	0.17 [1]	0.15 [1]	0.15 [1]	0.06 [1]	0.08
Net realized and unrealized gain (loss)	0.89	0.43	(2.71)	2.04 [2]	0.65 [2]	0.52 [2]	0.81

Net increase (decrease) from investment operations.	0.95	0.58	(2.54)	2.19	0.80	0.58	0.89

Dividends and distributions from:
Net investment income	(0.06)	(0.08)	(0.21)	(0.12)	(0.14)	(0.06)	(0.28)
Net realized gain	—	(0.19)	(1.30)	(0.63)	(0.65)	—	(0.54)

Total dividends and distributions	(0.06)	(0.27)	(1.51)	(0.75)	(0.79)	(0.06)	(0.82)

Net asset value, end of period	$13.93	$13.04	$12.73	$16.78	$15.34	$15.33	$14.81

Total Investment Return[3]
Based on net asset value	7.28%[4]	4.99%[5]	(16.66)%	14.68%[6]	5.42%[6]	3.90%[4,6]	6.20%[4]

Ratios to Average Net Assets
Total expenses	1.96%[7]	1.98%	1.94%	1.95%	1.94%	2.11%[7]	2.04%[7]

Total expenses excluding recoupment of past waived fees	1.96%[7]	1.97%	1.94%	1.95%	1.94%	2.11%[7]	2.04%[7]

Total expenses after fees waived, reimbursed and paid indirectly	1.96%[7]	1.98%	1.94%	1.94%	1.91%	2.00%[7]	2.04%[7]

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.91%[7]	1.98%	1.90%	1.94%	1.91%	2.00%[7]	2.04%[7]

Net investment income	0.90%[7]	1.32%	1.14%	0.96%	0.97%	0.75%[7]	0.76%[7]

Supplemental Data
Net assets, end of period (000)	$81,516	$72,063	$69,584	$84,596	$80,286	$67,371	$65,357

Portfolio turnover	179%[8]	354%[9]	391%[10]	93%	136%	90%	101%

*	The performance prior to January 31, 2005 set forth in this table is the financial data of the State Street Research Asset Allocation Fund, a series of a predecessor trust, the State Street Research Income Trust. BlackRock Funds acquired all of the assets and certain stated liabilities of State Street Research Asset Allocation Fund on January 28, 2005. The net asset values and other per share information listed have been restated to reflect the conversion ratio of 0.72727901 for Investor C shares.

1	Based on average shares outstanding.

2	Includes redemption fees, which are less than $0.01 per share.

3	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

4	Aggregate total investment return.

5	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 4.75%.

6	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

7	Annualized.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 122%.

9	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 227%.

10	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 121%.

See Notes to Financial Statements.

38	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock FundsSM (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2010, the Trust had 25 series. These financial statements relate to the Trust’s BlackRock Asset Allocation Portfolio (the “Fund”). The Fund is diversified. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available for purchase through exchanges, dividend reinvestment or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Trustees (the “Board”). In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and trades of underlying securities. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

The Fund values its investment in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mid between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or sub-advisor seek to determine the price

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	39

Notes to Financial Statements (continued)

that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deem relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Each business day, the Fund uses a pricing service selected under the supervision of the Board to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

The Fund is not obligated for costs associated with the registration of restricted securities.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the US dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment rate feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA, and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal National Mortgage Association (“FNMA”) including FNMA guaranteed Mortgage Pass-Through Certificates are solely the obligations of the FHLMC and FNMA, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

The Fund invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the CMOs or multiple class pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases

40	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Notes to Financial Statements (continued)

the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investments in IOs.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Interest can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Collateralized Debt Obligations: The Fund may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). CBOs and CLOs are types of asset-backed securities. A CDO is a bankruptcy remote entity which is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches”, which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Borrowed Bond Agreements: In a borrowed bond agreement, the Fund borrows securities from a third party, with the commitment that they will be returned to the lender on an agreed-upon date. Borrowed bond agreements are primarily entered into to settle short positions. In a borrowed bond agreement, the Fund’s prime broker or third party broker takes possession of the underlying collateral securities or cash to settle such short positions. The value of the underlying collateral securities or cash approximates the principal amount of the borrowed bond transaction, including accrued interest. To the extent that borrowed bond transactions exceed one business day, the value of the collateral with any counterparty is marked to market on a daily basis to ensure the adequacy of the collateral. If the lender defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the lender of the security, realization of the collateral by the Fund may be delayed or limited.

Forward Commitments and When-Issued Delayed Delivery Securities: The Fund may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Fund’s maximum amount of loss is the unrealized gain of the commitment, which is shown on the Schedule of Investments, if any.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	41

Notes to Financial Statements (continued)

and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitute a borrowing and the difference between the sale and repurchase price represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Fund. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon purchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the treasury roll, the use of this technique will adversely impact the investment performance of the Fund.

Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds from the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.

TBA Commitments: The Fund may enter into TBA commitments pursuant to which it agrees to purchase mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for that security. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA transactions with the intent to take possession of the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

Zero-Coupon Bonds: The Fund may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the SEC require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, borrowed bonds, financial futures contracts, foreign currency exchange contracts, swaps and written options), or certain borrowings (e.g., reverse repurchase agreements) the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Dividends and Distributions: Dividends and distributions, if any, paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

42	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Notes to Financial Statements (continued)

Securities Lending: The Fund may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended September 30, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In January 2010, Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require additional disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements in the reconciliation for fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation for fair value measurement and inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009, and interim periods within those fiscal years, except for disclosures about purchases, sales, issuances and settlements in the rollforward of activity in Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. The impact of this guidance on the Fund’s financial statements and disclosures is currently being assessed.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or its classes. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Derivative Financial Instruments:

The Fund may engage in various portfolio investment strategies both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, equity risk, interest rate risk and foreign currency exchange rate risk. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying instrument or if the counterparty does not perform under the contract. The Fund may mitigate counterparty risk through master netting agreements included within an International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreement between the Fund and each of its counterparties. The ISDA Master Agreement allows the Fund to offset with its counterparty certain derivative financial instrument’s payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Financial Futures Contracts: The Fund may purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk), interest rates (interest rate risk) or foreign

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	43

Notes to Financial Statements (continued)

currencies (foreign currency exchange rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund may enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that counterparties may not meet the terms of the agreement or unfavorable movements in the value of a currency relative to the US dollar.

Options: The Fund may purchase and write call and put options to increase or decrease its exposure to underlying instruments (interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value. The Fund may execute transactions in both listed and OTC options.

Swaps: The Fund may enter into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•	Credit default swaps – The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or

44	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Notes to Financial Statements (continued)

sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign) or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Interest rate swaps – The Fund may enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Instruments Categorized by Risk Exposure:

	Fair Values of Derivative Instruments as of March 31, 2010
	Asset Derivatives
	Statement of Assets and Liabilities Location
Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps; Investment at value - unaffiliated**	$2,160,393
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	346,205
Credit contracts	Unrealized appreciation on swaps	13,279
Equity contracts	Net unrealized appreciation/depreciation*	483,298

Total		$3,003,175

	Liability Derivatives
	Statement of Assets and Liabilities Location
Interest rate contracts	Net unrealized appreciation/ depreciation*; Unrealized depreciation on swaps; Options written at value	$3,554,436
Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	333,494
Credit contracts	Unrealized depreciation on swaps	1,384,442

Total		$5,272,372

*	Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.
**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Operations Six Months Ended March 31, 2010
Net Realized Gain (Loss) from
Credit contracts:
Swaps	$(305,611)
Equity contracts:
Financial futures contracts	3,264,959
Foreign currency exchange contracts:
Foreign currency transactions	675,718
Interest rate contracts:
Financial futures contracts	(307,201)
Options***	952,881
Swaps	311,514

Total	$4,592,260

Net Change in Unrealized Appreciation/ Depreciation on
Credit contracts:
Swaps	$(87,944)
Equity contracts:
Financial futures contracts	(154,874)
Foreign currency exchange contracts:
Foreign currency transactions	386,733
Interest rate contracts:
Financial futures contracts	(14,809)
Options***	904,650
Swaps	(722,899)

Total	$310,857

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	45

Notes to Financial Statements (continued)

For the six months ended March 31, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Financial futures contracts:
Average number of contracts purchased	82
Average number of contracts sold	371
Average notional value of contracts purchased	$22,933,188
Average notional value of contracts sold	$56,531,278
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	52
Average number of contracts — US dollars sold	48
Average US dollar amounts purchased	$17,828,646
Average US dollar amounts sold	$15,325,088
Options:
Average number of contracts purchased	12,682
Average number of contracts written	9,007
Average notional value of contracts purchased	$158,263,875
Average notional value of contracts written	$121,336,625
Credit default swaps:
Average number of contracts — buy protection	32
Average notional value — buy protection	$11,587,000
Interest rate swaps:
Average number of contracts — pays fixed rate	23
Average number of contracts — receives fixed rate	21
Average notional value — pays fixed rate	$56,925,000
Average notional value — receives fixed rate	$60,080,000

3. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at the following annual rates of the Fund’s average daily net assets:

Average Daily Net Assets
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500
$2 Billion - $3 Billion	0.475
Greater Than $3 Billion	0.450

The Manager contractually agreed to waive or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement until February 1, 2011 unless approved by the Board, including a majority of the non-interested

Trustees. The expense limitations as a percentage of net assets were as follows:

Share Classes
Institutional	Service	Investor A	Investor B	Investor C
0.89%	1.17%	1.37%	2.14%	2.14%

The Manager has voluntarily agreed to waive its advisory fee by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds, however the Manager does not waive its advisory fees by the amount of investment advisory fees through its investment in other affiliated investment companies. This amount is included in fees waived by advisor in the Statement of Operations. For the six months ended March 31, 2010, the Manager waived $12,094, which were included in fees waived by advisor in the Statement of Operations.

The Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Manager, under which the Manager pays BFM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

If during the Fund’s fiscal year the operating expenses of a share class that at any time during the prior two fiscal years received a waiver or reimbursement from the Manager, are less than the expense limit for that share class, the Manager is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed during the prior two fiscal years under the agreement provided that: (1) the Fund has more than $50 million in assets and (2) the Manager or an affiliate continues to serve as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense limit for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

For the six months ended March 31, 2010, the Manager recouped the following waivers previously recorded by the Fund:

Share Classes
Investor A	Investor B	Total
$18,827	$15,664	$34,491

On March 31, 2010, the amounts subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring September 30,
2010	2011	2012
$14,285	$17,733	$3,800

The Trust, on behalf of the Fund, has entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL

46	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Notes to Financial Statements (continued)

ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Service	0.25%	—
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B and Investor C shareholders.

For the six months ended March 31, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $34,232.

For the six months ended March 31, 2010, affiliates received contingent deferred sales charges relating to transactions in Investor A, Investor B, and Investor C Shares of $135, $38,068 and $2,625 respectively.

PFPC Trust Company, an indirect, wholly owned subsidiary of PNC, serves as custodian for the Fund. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of the Fund. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of the Fund.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer and dividend disbursing agent. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications, including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these affiliates receive an annual fee per shareholder account which will vary depending on share class. For the six months ended March 31, 2010, the Fund paid $10,830 in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2010, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Share Classes
Institutional	Service	Investor A	Investor B	Investor C	Total
$324	$36	$21,687	$5,651	$2,565	$30,263

PNCGIS and the Manager act as co-administrators for the Fund. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class 0.025% of the first $500 million, 0.015% of the next $500 million and 0.005% of average daily net assets in excess of $1 billion. In addition, PNCGIS and the Manager may have, at their discretion, voluntarily waived all or any portion of their administration fees for the Fund or a share class which are included in administration fees waived and administration fees waived — class specific in the Statement of Operations.

The Fund has received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Investment Management, LLC (“BIM”) as the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown on the Statement of Assets and Liabilities as securities loaned and collateral at value – securities loaned, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Fund on such investments is shown as securities lending — affiliated in the Statement of Operations. For the six months ended March 31, 2010, BIM received $1,081 in securities lending agent fees related to securities lending activities for the Fund.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	47

Notes to Financial Statements (continued)

For the six months ended March 31, 2010, the following table shows the various types of class specific expenses borne directly by each class of the Fund and any associated waivers or reimbursements of those expenses.

	Share Classes
	Institutional	Service	Investor A	Investor B	Investor C	Total
Administration Fees	$3,902	$189	$46,352	$8,268	$9,473	$68,184
Administration Fees Waived	$(2,905)	$(189)	—	—	—	$(3,094)
Service and Distribution Fees	—	$1,888	$460,594	$328,646	$377,909	$1,169,037
Transfer Agent Fees	$19,007	$1,549	$315,111	$79,635	$49,419	$464,721
Transfer Agent Fees Waived	$(126)	$(36)	—	—	—	$(162)
Transfer Agent Fees Reimbursed	$(221)	$(323)	—	—	—	$(544)

The Fund may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statement of Operations as fees paid indirectly.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the six months ended March 31, 2010, were $765,136,006 and $674,733,354, respectively.

Purchases and sales of US government securities for the six months ended March 31, 2010, were $353,686,346 and $329,974,198, respectively.

Purchases and sales of mortgage dollar rolls for the six months ended March 31, 2010, were $316,601,223 and $317,023,953, respectively.

Transactions in options written for the six months ended March 31, 2010, were as follows:

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Options outstanding at beginning of period	5,920	$2,321,957	6,940	$2,426,168
Options written	3,450	1,483,596	5,303	2,162,287
Options expired	(1,350)	(432,140)	(2,972)	(795,901)
Options closed	(5,070)	(2,182,238)	(4,520)	(1,951,913)

Options outstanding end of period	2,950	$1,191,175	4,751	$1,840,641

5. Borrowings:

For the six months ended March 31, 2010, the average amount of borrowings and the daily weighted average interest rate in treasury rolls and reverse repurchase agreements were $45,104,013 and 1.02%, respectively.

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which was renewed until November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions.

Prior to its renewal, the credit agreement had the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2008; a commitment fee of 0.08% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of the (a) federal funds effective rate and (b) reserve adjusted one-month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX Index (as defined in the credit agreement) on amounts borrowed. Effective November 2009, the credit agreement was renewed with the following terms: 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended March 31, 2010.

6. Capital Loss Carryforward:

As of September 30, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires September 30,
2010	$2,685,812
2017	12,397,822

Total	$15,083,634

7. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. The Fund manages

48	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Notes to Financial Statements (continued)

counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

8. Capital Shares Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2010		Year Ended September 30, 2009
	Shares	Amount	Shares	Amount
Institutional
Shares sold	534,400	$7,255,186	1,568,005	$17,415,761
Shares issued in reinvestment of dividends and distributions	18,294	248,783	60,683	676,921

Total issued	552,694	7,503,969	1,628,688	18,092,682
Shares redeemed	(227,742)	(3,109,405)	(1,216,027)	(13,381,936)

Net increase	324,952	$4,394,564	412,661	$4,710,746

Service
Shares sold	4,372	$58,598	7,630	$87,467
Shares issued in reinvestment of dividends and distributions	884	11,999	1,463	16,925

Total issued	5,256	70,597	9,093	104,392
Shares redeemed	(9,678)	(134,449)	(17,967)	(204,021)

Net decrease	(4,422)	$(63,852)	(8,874)	$(99,629)

Investor A
Shares sold and automatic conversion of shares	1,848,248	$25,176,431	5,331,563	$58,978,737
Shares issued in reinvestment of dividends and distributions	198,493	2,691,468	875,104	9,562,047

Total issued	2,046,741	27,867,899	6,206,667	68,540,784
Shares redeemed	(2,128,911)	(28,982,435)	(9,068,937)	(99,318,802)

Net decrease	(82,170)	$(1,114,536)	(2,862,270)	$(30,778,018)

Investor B
Shares sold	37,730	$510,568	382,013	$4,151,296
Shares issued in reinvestment of dividends and distributions	17,718	237,815	148,206	1,551,025

Total issued	55,448	748,383	530,219	5,702,321
Shares redeemed and automatic conversion of shares	(949,337)	(12,846,186)	(2,844,557)	(30,909,977)

Net decrease	(893,889)	$(12,097,803)	(2,314,338)	$(25,207,656)

Investor C
Shares sold	880,760	$11,830,176	3,873,289	$41,842,695
Shares issued in reinvestment of dividends and distributions	21,346	285,593	143,186	1,507,320

Total issued	902,106	12,115,769	4,016,475	43,350,015
Shares redeemed	(579,117)	(7,769,161)	(3,955,079)	(42,312,049)

Net increase	322,989	$4,346,608	61,396	$1,037,966

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	49

Notes to Financial Statements (concluded)

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

50	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Officers and Trustees

Ronald W. Forbes, Co-Chairman of the Board and Trustee

Rodney D. Johnson, Co-Chairman of the Board and Trustee

David O. Beim, Trustee

Richard S. Davis, Trustee

Henry Gabbay, Trustee

Dr. Matina Horner, Trustee

Herbert I. London, Trustee and Member of the Audit Committee

Cynthia A. Montgomery, Trustee

Joseph P. Platt, Jr., Trustee

Robert C. Robb, Jr., Trustee

Toby Rosenblatt, Trustee

Kenneth L. Urish, Chairman of the Audit Committee and Trustee

Frederick W. Winter, Trustee and Member of the Audit Committee

Anne F. Ackerley, President and Chief Executive Officer

Richard Hoerner, CFA, Vice President

Jeffery Holland, CFA, Vice President

Brendan Kyne, Vice President

Simon Mendelson, Vice President

Brian Schmidt, Vice President

Christopher Stavrakos, CFA, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer

Howard Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10055

Accounting Agent, Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	51

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

52	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010	53

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Science & Technology Opportunities Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Value Opportunities Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio†	BlackRock Managed Income Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Multi-Sector Bond Portfolio
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock Strategic Income Opportunities Portfolio
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Fund
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Income Portfolio†		BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock High Yield Municipal Fund	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Intermediate Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

54	BLACKROCK ASSET ALLOCATION PORTFOLIO	MARCH 31, 2010

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

AA-3/10-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a)	–	The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b)	–	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b)	–	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

BY:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of BlackRock Funds

Date: May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: May 27, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: May 27, 2010